                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              November 30, 2004

The  original  Form 8-K filed on December 15, 2004 has been amended by this Form
8-K/A to replace the Pooling and  Servicing  Agreement  dated as of November 30,
2004 previously filed with respect to the Structured Asset Mortgage  Investments
II Inc. Inc. Mortgage Pass-Through Certificates, Series 2004-112.

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
            (Exact name of registrant as specified in its charter)

        Delaware                   333-115122                  30-0183252

    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

   383 Madison Avenue
   New York, New York                                            10l79

 (Address of Principal                                         (Zip Code)
   Executive Offices)

     Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On November 30, 2004,  Structured Asset Mortgage  Investments II Inc. caused the issuance and sale of the Mortgage  Pass-Through  Certificates,  Series  2004-12,
pursuant to a Pooling  and  Servicing  Agreement,  dated as of November 1, 2004, among  Structured  Asset Mortgage  Investments  II Inc., as seller,  Wells Fargo
Bank, National Association as master servicer and securities administrator,  EMC
Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits   (executed   copies):   The  following   execution
copies of Exhibits to the Form S-3  Registration  Statement of the  Registrant
are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page

10.1  Pooling  and  Servicing  Agreement,  dated as of  November  1, 2004  among
Structured  Asset  Mortgage  Investments  II Inc., as seller,  Wells Fargo Bank,
National  Association  as master  servicer  and  securities  administrator,  EMC
Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this  report  to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC.

                                    By:/s/ Baron Silverstein
                                    Name:  Baron Silverstein
                                    Title: Vice President

Dated:  December 27, 2004

                                 EXHIBIT INDEX

                     Item 601 (a) of    Sequentially
Exhibit              Regulation S-K     Numbered
Number               Exhibit No.        Description             Page

1                    4                  Pooling and Servicing   5
                                        Agreement

                                                                      EXHIBIT 1

                                                                 EXECUTION COPY

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                   DEPOSITOR

                          JPMORGAN CHASE BANK, N.A.,
                                    TRUSTEE

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                      and

                           EMC MORTGAGE CORPORATION
                              SELLER AND COMPANY

        ----------------------------------------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of November 1, 2004

        ----------------------------------------------------------------

                 Structured Asset Mortgage Investments II Inc.
         Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates

                                Series 2004-12

                                   ARTICLE I
                                  Definitions

                                  ARTICLE II
        Conveyance of Mortgage Loans; Original Issuance of Certificates

Section 2.01 Conveyance of Mortgage Loans to Trustee.............38
Section 2.02 Acceptance of Mortgage Loans by Trustee.............40
Section 2.03 Assignment of Interest in the Mortgage Loan Purchase
             Agreement and the Subsequent Mortgage Loan Purchase

Section 2.06 Representations and Warranties Concerning the
             Depositor...........................................44
Section 2.07 Conveyance of the Subsequent Mortgage Loans.........44

                                  ARTICLE III
                Administration and Servicing of Mortgage Loans

Section 3.08 Documents, Records and Funds in Possession of Master
             Servicer To Be Held for Trustee.....................50
Section 3.09 Standard Hazard Insurance and Flood Insurance
             Policies............................................51
Section 3.10 Presentment of Claims and Collection of Proceeds....51
Section 3.11 Maintenance of the Primary Mortgage Insurance
             Policies............................................52
Section 3.12 Trustee to Retain Possession of Certain Insurance

Section 3.18 Reports Filed with Securities and Exchange

                                  ARTICLE IV
                                   Accounts

Section 4.01 Protected Accounts..................................57
Section 4.02 Master Servicer Collection Account..................58
Section 4.03 Permitted Withdrawals and Transfers from the Master
             Servicer Collection Account.........................59
Section 4.04 Distribution Account................................60
Section 4.05 Permitted Withdrawals and Transfers from the
             Distribution Account................................60
Section 4.06 Reserve Fund........................................60
Section 4.07 Class XP Reserve Account............................60
Section 4.08 Pre-Funding and Pre-Funding Account.................60
Section 4.09 Interest Coverage Account...........................60

                                   ARTICLE V
                                 Certificates

Section 5.01 Certificates........................................63
Section 5.02 Registration of Transfer and Exchange of

                                  ARTICLE VI
                        Payments to Certificateholders

Section 6.01.1 Distributions on the Group ICertificates..........77
Section 2 Distributions on the Group II Certificates........77
Section 6.02.1 Allocation of Losses and Subsequent Recoveries
               on the Group I Certificates.......................77
Section 6.02.2 Allocation of Losses and Subsequent Recoveries

Section 6.07 Distributions on REMIC I Regular Interests and REMIC II
             Regular Interests...................................88

                                  ARTICLE VII
                              The Master Servicer

Section 7.01 Liabilities of the Master Servicer..................89
Section 7.02 Merger or Consolidation of the Master Servicer......89
Section 7.03 Indemnification of the Trustee, the Master Servicer
             and the Securities Administrator....................89
Section 7.04 Limitations on Liability of the Master Servicer

                                 ARTICLE VIII
                                    Default

                                  ARTICLE IX
            Concerning the Trustee and the Securities Administrator

Section 9.01 Duties of Trustee...................................97
Section 9.02 Certain Matters Affecting the Trustee and the
             Securities Administrator............................99
Section 9.03 Trustee and Securities Administrator Not Liable for
             Certificates or Mortgage Loans.....................100
Section 9.04 Trustee and Securities Administrator May Own
             Certificates.......................................101
Section 9.05 Trustee's and Securities Administrator's Fees and
             Expenses...........................................101
Section 9.06 Eligibility Requirements for Trustee and Securities
             Administrator......................................101
Section 9.07 Insurance..........................................102
Section 9.08 Resignation and Removal of the Trustee and
             Securities Administrator...........................102
Section 9.09 Successor Trustee and Successor Securities
             Administrator......................................103
Section 9.10 Merger or Consolidation of Trustee or Securities
             Administrator......................................104
Section 9.11 Appointment of Co-Trustee or Separate Trustee......104
Section 9.12 Federal Information Returns and Reports to
             Certificateholders; REMIC Administration...........105

                                   ARTICLE X
                                  Termination

Section 10.01 Termination Upon Repurchase by EMC or its Designee
              or Liquidation of the Mortgage Loans..............108
Section 10.02 Additional Termination Requirements...............110

                                  ARTICLE XI
                           Miscellaneous Provisions

                                   APPENDIX

Appendix 1      -    Calculation of Class Y Principal Reduction Amount

                                   EXHIBITS

Exhibit A-1     -    Form of Class I-A Certificates
Exhibit A-2     -    Form of Class I-M-1 and Class I-M-2 Certificates
Exhibit A-3     -    Form of Class I-B-1 and Class I-B-2 Certificates
Exhibit A-4     -    Form of Class R Certificates
Exhibit A-5     -    Form of Class B-IO Certificates
Exhibit A-6     -    Form of Class XP Certificates
Exhibit A-7     -    Form of Class II-A Certificates
Exhibit A-8     -    Form of Class II-B-1, II-B-2, II-B-3 Certificates
Exhibit A-9     -    Form of Class II-B-4, II-B-5, II-B-6 Certificates
Exhibit B       -    Mortgage Loan Schedule
Exhibit C       -    [Reserved]
Exhibit D       -    Request for Release of Documents
Exhibit E       -    Form of Affidavit pursuant to Section 860E(e)(4)

Exhibit F-1     -    Form of Investment Letter
Exhibit F-2     -    Form of Rule 144A and Related Matters Certificate
Exhibit G       -    Form of Custodial Agreement
Exhibit H-1     -    Cendant Servicing Agreement
Exhibit H-2     -    Countrywide Servicing Agreement
Exhibit H-3     -    EMC Servicing Agreement
Exhibit H-4     -    EverHome Servicing Agreement
Exhibit H-5     -    GMACM Servicing Agreement
Exhibit H-6     -    SouthTrust Servicing Agreement
Exhibit H-7     -    Waterfield Servicing Agreement
Exhibit H-8     -    Wells Fargo Servicing Agreement
Exhibit I       -    Assignment Agreements
Exhibit J       -    Mortgage Loan Purchase Agreement
Exhibit K       -    Form of Subsequent Mortgage Loan Purchase Agreement
Exhibit L       -    Form of Subsequent Transfer Instrument
Exhibit M       -    Form of Trustee Limited Power of Attorney

                        POOLING AND SERVICING AGREEMENT

      Pooling and  Servicing  Agreement  dated as of  November  1, 2004,  among
Structured  Asset  Mortgage  Investments  II Inc., a Delaware  corporation,  as depositor (the "Depositor"),  JPMorgan Chase Bank, N.A., a banking  association organized under the laws of the United States,  not in its individual  capacity
but  solely  as  trustee   (the   "Trustee"),   Wells  Fargo   Bank,   National
Association,  as master servicer (in such capacity,  the "Master Servicer") and
as   securities    administrator    (in   such   capacity,    the   "Securities
Administrator"),  and EMC Mortgage  Corporation,  as seller (in such  capacity, the "Seller") and as company (in such capacity, the "Company").

                             PRELIMINARY STATEMENT

      On or prior to the Closing Date or a  Subsequent  Transfer  Date,  in the
case of Subsequent  Transfer Loans,  the Depositor  acquired the Mortgage Loans or  Subsequent  Mortgage  Loans,  as the case may be, from the  Seller.  On the
Closing  Date,  the  Depositor  will sell the Mortgage  Loans and certain other property to the Trust Fund and receive in consideration  therefor  Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

      The Trustee on behalf of the Trust shall make an election  for the assets constituting  REMIC I to be  treated  for  federal  income  tax  purposes  as a
REMIC.  On the Startup Day, the REMIC I Regular  Interests  will be  designated
"regular interests" in such REMIC.

      The Trustee on behalf of the Trust shall make an election  for the assets constituting  REMIC II to be  treated  for  federal  income tax  purposes  as a
REMIC.  On the Startup Day, the REMIC II Regular  Interests  will be designated
"regular interests" in such REMIC.

      The Trustee on behalf of the Trust shall make an election  for the assets constituting  REMIC III to be treated  for  federal  income tax  purposes  as a
REMIC.   On  the  Startup  Day,  the  REMIC  III  Regular   Interests  will  be
designated "regular interests" in such REMIC.

      The Trustee on behalf of the Trust shall make an election  for the assets constituting  REMIC IV to be  treated  for  federal  income tax  purposes  as a
REMIC.  On the Startup Day, the REMIC IV Regular  Interests  will be designated
"regular interests" in such REMIC.

      The  Class R   Certificate  will  evidence  ownership  of  the  "residual interest" in each REMIC.

      The Group I-1 Loans will have an Outstanding  Principal Balance as of the
Cut-off Date,  after  deducting  all  Scheduled  Principal due on or before the
Cut-off Date, of $625,321,713.06.  The Group I-2 Loans will have an Outstanding
Principal  Balance  as of the  Cut-off  Date,  after  deducting  all  Scheduled
Principal due on or before the Cut-off Date, of $488,971,149.70. The Group II-1
Loans will have an Outstanding  Principal Balance as of the Cut-off Date, after deducting  all  Scheduled  Principal  due on or before  the  Cut-off  Date,  of
$48,941,860.59. The Group II-2 Loans will have an Outstanding Principal Balance as of the Cut-off  Date,  after  deducting  all  Scheduled  Principal due on or before the Cut-off Date, of $170,157,167.74.  The Group II-3 Loans will have an
Outstanding  Principal  Balance as of the Cut-off  Date,  after  deducting  all
Scheduled  Principal due on or before the Cut-off Date, of $97,460,555.62.  The
Group II-4 Loans will have an Outstanding  Principal  Balance as of the Cut-off
Date,  after  deducting  all  Scheduled  Principal due on or before the Cut-off
Date, of $54,001,894.17.

      In  consideration  of  the  mutual  agreements   herein  contained,   the
Depositor, the Master Servicer, the Securities  Administrator,  the Seller, the
Company and the Trustee agree as follows:

ARTICLE I
                                  Definitions

      Whenever used in this Agreement,  the following words and phrases, unless otherwise  expressly provided or unless the context otherwise  requires,  shall have the meanings specified in this Article.

      Accepted Master Servicing  Practices:  With respect to any Mortgage Loan, as  applicable,  either (x) those  customary  mortgage  servicing  practices of prudent mortgage  servicing  institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the  jurisdiction  where the related  Mortgaged  Property  is  located,  to  the  extent  applicable  to the
Trustee or the  Master  Servicer  (except in its  capacity  as  successor  to a
Servicer),  or (y)  as  provided  in the  Servicing  Agreement,  to the  extent applicable  to any  Servicer,  but in no event below the  standard set forth in clause (x).

      Account:   The  Master  Servicer  Collection  Account,  the  Distribution
Account,   the  Pre-Funding  Account,  the  Pre-Funding  Reserve  Account,  the
Interest  Coverage  Account,  the  Protected  Account  or the Class XP  Reserve
Account, as the context may require.

      Accrued  Certificate  Interest:  For any Group II Certificate (other than the Class R  Certificates)  for any  Distribution  Date,  the interest  accrued during the  related  Interest  Accrual  Period at the  applicable  Pass-Through
Rate on the Certificate  Principal Balance or Notional Balance,  as applicable, of such Group II Certificate  immediately prior to such  Distribution  Date, on the basis of a 360-day year  consisting  of twelve 30-day  months,  less (i) in the case of a Group II Senior  Certificate,  such Group II Certificate's  share of any Net Interest  Shortfall  from the related  Mortgage Loans and, after the
Cross-Over  Date,  the interest  portion of any Realized  Losses on the related
Mortgage   Loans,   in  each  case   allocated   thereto  in  accordance   with
Section 6.02.2(g) and  (ii) in the case of a Group II Subordinate  Certificate, such  Certificate's  share  of any Net  Interest  Shortfall  from  the  related
Mortgage Loans and the interest  portion of any Realized  Losses on the related
Mortgage   Loans,   in  each  case   allocated   thereto  in  accordance   with
Section 6.02.2(g).

      Additional   Collateral:   [As  defined  in  the  Additional   Collateral
Assignment  and  Servicing  Agreement,  dated April 26,  2001,  between EMC and
Cendant.]

      Affiliate:  As to any Person,  any other Person  controlling,  controlled by or under  common  control  with such  Person.  "Control"  means the power to direct  the  management  and  policies  of a Person,  directly  or  indirectly, whether  through  ownership  of voting  securities,  by contract or  otherwise.
"Controlled"  and  "Controlling"  have meanings  correlative  to the foregoing.
The Trustee  may  conclusively  presume  that a Person is not an  Affiliate  of another  Person  unless  a  Responsible  Officer  of  the  Trustee  has  actual knowledge to the contrary.

      Aggregate  Subordinate  Optimal  Principal  Amount:  With  respect to any
Distribution  Date, the sum of the Subordinate  Optimal  Principal  Amounts for
all Loan Groups in Loan Group II for such Distribution Date.

      Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments hereof and supplements hereto.

      Allocable  Share:  With  respect  to any  Class of  Group II  Subordinate
Certificates and any  Distribution  Date, an amount equal to the product of (i)
the Aggregate  Subordinate Optimal Principal Amount and (ii) the fraction,  the numerator of which is the Certificate  Principal  Balance of such Class and the denominator  of which is the  aggregate  Certificate  Principal  Balance of all
Classes of the Group II Subordinate  Certificates;  provided,  however, that no
Class of Group II Subordinate  Certificates  (other than the outstanding  Class of Group II Subordinate  Certificates  with the lowest  numerical  designation)
shall be entitled on any Distribution  Date to receive  distributions  pursuant to  clauses  (ii),  (iii) and  (v) of the  definition  of  Subordinate  Optimal
Principal Amount unless the related  Class Prepayment  Distribution Trigger for such  Distribution Date has been satisfied (any amount  distributable  pursuant to  clauses  (ii),  (iii) and  (v) of the  definition  of  Subordinate  Optimal
Principal Amount shall be distributed among the Classes entitled  thereto,  pro rata  based on their  respective  Certificate  Principal  Balances);  provided, further,  that if on a Distribution Date, the Certificate  Principal Balance of
any  Class of  Group  II  Subordinate   Certificates   for  which  the  related
Class Prepayment  Distribution  Trigger has been  satisfied is reduced to zero, such Class's  remaining  Allocable  Share shall be distributed to the remaining
Classes of Group II Subordinate  Certificates  sequentially  beginning with the
Class with the lowest  numerical  designation in reduction of their  respective
Certificate Principal Balances.

      Applicable Credit Rating: For any long-term deposit or security, a credit rating of AAA in the case of  S&P  or Aaa in the case of  Moody's  (or with respect to  investments  in money market  funds,  a credit  rating of "AAAm" or
"AAAm-G"  in the case of S&P and the  highest  rating  given by Moody's for money  market  funds in the case of  Moody's).  For any  short-term  deposit or security,  or a rating of A-l+ in the case of S&P or Prime-1 in the case of
Moody's.

      Applicable  State Law: For purposes of  Section 9.12(d),  the  Applicable
State  Law  shall be (a) the law of the  State  of New York and (b) such  other state law whose  applicability  shall have been brought to the attention of the
Securities  Administrator  and the Trustee by either (i) an  Opinion of Counsel
reasonably   acceptable  to  the  Securities   Administrator  and  the  Trustee
delivered  to it by the  Master  Servicer  or the  Depositor,  or  (ii) written notice from the appropriate  taxing  authority as to the  applicability of such state law.

      Applied Realized Loss Amount:  With respect to any Distribution  Date and a Class of Group I Offered  Certificates,  the sum of the Realized  Losses with respect to the Group I  Mortgage  Loans,  which are to be applied in  reduction of the  Certificate  Principal  Balance  of  such  Class  of  Group  I  Offered
Certificates  pursuant to this  Agreement in an amount equal to the amount,  if any, by which, (i) the aggregate  Certificate  Principal  Balance of all of the
Group  I   Certificates   (after  all   distributions   of  principal  on  such
Distribution  Date) exceeds (ii) the aggregate Stated Principal  Balance of all of the  Group  I  Mortgage  Loans  for  such  Distribution  Date.  The  Applied
Realized   Loss   Amount   shall  be   allocated   first  to  the  Class  I-B-2
Certificates,  the Class I-B-1  Certificates,  the Class I-M-2 Certificates and
the  Class  I-M-1  Certificates,  in that  order  (so long as their  respective
Certificate  Principal  Balances have not been reduced to zero), and thereafter
Realized   Losses  with  respect  to  the  Group  I  Mortgage  Loans  shall  be allocated,  in the case of  Realized  Losses on the Group I-1  mortgage  loans, first to the Class I-A-2 Certificates  until the Certificate  Principal Balance thereof  has been  reduced  to zero and then to the  Class  I-A-1  Certificates until the Certificate  Principal  Balance thereof has been reduced to zero, and in the case of Realized  Losses on the Group I-2 mortgage  loans,  first to the
Class I-A-4  Certificates  until the Certificate  Principal Balance thereof has been  reduced  to zero and  then to the  Class  I-A-3  Certificates  until  the
Certificate Principal Balance thereof has been reduced to zero.

      Appraised Value:  For any Mortgaged  Property related to a Mortgage Loan, the amount set forth as the appraised  value of such  Mortgaged  Property in an appraisal made for the mortgage  originator in connection  with its origination of the related Mortgage Loan.

      Assignment  Agreements:  The  agreements  attached  hereto as  Exhibit I, whereby the Servicing  Agreements  were assigned to the Trustee for the benefit of the Certificateholders.

      Assumed  Final  Distribution  Date:  January 25,  2035, or if such day is not a Business Day, the next succeeding Business Day.

      Available  Funds:  With  respect to any  Distribution  Date and each Loan
Group in Loan  Group II,  an amount  equal to the  aggregate  of the  following amounts  with  respect to the  Mortgage  Loans in the related  Loan Group:  (a)
all previously  undistributed  payments on account of principal  (including the
principal  portion  of  Scheduled  Payments,   Principal  Prepayments  and  the
principal   portion   of  Net   Liquidation   Proceeds)   and  all   previously
undistributed  payments on account of interest  received after the Cut-off Date or  Subsequent  Cut-Off  Date,  as the  case  may be,  and on or  prior  to the
related   Determination   Date,  (b)  any  Monthly  Advances  and  Compensating
Interest  Payments by the Servicer or the Master  Servicer with respect to such
Distribution  Date,  (c) any  reimbursed  amount in  connection  with losses on investments  of  deposits  in certain  eligible  investments  in respect of the
Mortgage  Loans in the related Loan Group,  (d) any amount  allocated  from the
Available Funds of another Loan Group in accordance  with Section  6.01.2(a)(H)
herein,  (e) any  Remaining  Prefunding  Amount  with  respect  such Loan Group
withdrawn   from  the   Pre-Funding   Reserve   Account   pursuant  to  Section
4.08(e)(ii)  herein,  and  (f)  any  amounts  withdrawn  from  the  Pre-Funding
Reserve   Account  in  respect   of  such  Loan  Group   pursuant   to  Section
4.08(e)(iii) herein, except:

     (i) all payments  that were due on or before the Cut-off Date or Subsequent
Cut-Off Date, as the case may be;

     (ii) all Principal  Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

     (iii) all payments, other than Principal Prepayments,  that represent early receipt of Scheduled  Payments due on a date or dates  subsequent to the related
Due Date;

     (iv) amounts  received on  particular  Mortgage  Loans as late  payments of principal or interest and respecting  which,  and to the extent that,  there are any unreimbursed Monthly Advances;

     (v) amounts  representing  Monthly Advances determined to be Nonrecoverable
Advances;

     (vi) any investment  earnings on amounts on deposit in the Master  Servicer
Collection  Account and the  Distribution  Account and amounts  permitted  to be withdrawn  from the Master  Servicer  Collection  Account  and the  Distribution
Account pursuant to this Agreement;

     (vii) amounts needed to pay the Servicing Fees or to reimburse any Servicer or the Master  Servicer for amounts due under the  Servicing  Agreement  and the
Agreement  to the  extent  such  amounts  have not  been  retained  by,  or paid previously to, such Servicer or the Master Servicer;

     (viii)  amounts  applied to pay any fees with  respect  to any  lender-paid primary mortgage insurance policy; and

     (ix) any  expenses  or  other  amounts  reimbursable  to the  Trustee,  the
Securities  Administrator,  the Master  Servicer and the  Custodian  pursuant to
Section 7.04(c) or Section 9.05.

      Average Loss Severity  Percentage:  With respect to any Distribution Date and  each  Loan  Group  in  Loan  Group  II,  the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the Loss  Severity  Percentages for each  Mortgage  Loan in such Loan  Group which  had a Realized Loss and the denominator  of which is the  number  of  Mortgage  Loans in the  related  Loan
Group which had Realized Losses.

      Bankruptcy  Code:  The  United  States  Bankruptcy  Code,  as  amended as codified in 11 U.S.C. Section 101-1330.

      Bankruptcy  Loss:  With  respect  to any  Mortgage  Loan,  any  Deficient
Valuation or Debt Service  Reduction  related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

      Basis Risk  Shortfall:  With  respect to any  Distribution  Date and each
Class of Group I  Offered  Certificates  for  which  the  Pass-Through  Rate is based upon the applicable  Net Rate Cap, the excess,  if any, of (a) the amount of Current  Interest  that such Class  would have been  entitled  to receive on such Distribution  Date had the applicable  Pass-Though Rate been calculated at a per annum rate equal to the lesser of (i)  One-Month  LIBOR plus the  related
Margin and (ii)  11.50%  over (b) the amount of Current  Interest on such Class of  Offered  Certificates  calculated  using a  Pass-Though  Rate  equal to the applicable Net Rate Cap for such Distribution Date.

      Basis  Risk  Shortfall  Carry  Forward   Amount:   With  respect  to  any
Distribution  Date and each Class of Group I Offered  Certificates,  Basis Risk
Shortfalls for all previous  Distribution  Dates not  previously  paid from any source  including  the Excess  Cashflow and payments  under the Cap  Contracts, together  with  interest  thereon at a rate equal to the  related  Pass-Through
Rate for such Class of Offered Certificates for such Distribution Date.

      Book-Entry  Certificates:  Initially, the Senior Certificates and Offered
Subordinate Certificates.

      Business  Day: Any day other than (i) a  Saturday or a Sunday,  or (ii) a day on which the New York Stock  Exchange  or  Federal  Reserve is closed or on which  banking  institutions  in the  jurisdiction  in which the  Trustee,  the
Master Servicer,  Custodian,  any Servicer or the Securities  Administrator are
authorized or obligated by law or executive order to be closed.

      Calendar Quarter:  January 1  through March 31,  April 1 through June 30,
July 1 through September 30, or October 1 through December 31, as applicable.

      Cap Contract:  With respect to any of the Class I-A-1, Class I-A-2, Class
I-A-3,  Class  I-A-4,  Class  I-M-1,  Class  I-M-2,  Class I-B-1 or Class I-B-2
Certificates,  the respective cap contracts,  dated November 30, 2004,  between the Trustee,  on behalf of the Class I-A-1,  Class  I-A-2,  Class I-A-3,  Class
I-A-4,    Class   I-M-1,    Class   I-M-2,   Class   I-B-1   or   Class   I-B-2
Certificateholders,  as the case may be, and Bear  Stearns  Financial  Products
Inc.

      Cap Contract Payment Amount:  With respect to any Distribution Date and a
Cap Contract,  the amounts  received  from such Cap  Contract,  if any, on such
Distribution Date.

      Cendant: Cendant Mortgage Corporation, and its successor in interest.

      Cendant   Servicing   Agreement:   Purchase,   Warranties  and  Servicing
Agreement   dated  as  of  October  23,  2001  among  Cendant,   Bishop's  Gate
Residential Mortgage Trust and EMC attached hereto as Exhibit H-1.

      Certificate:   Any  mortgage   pass-through   certificate   evidencing  a
beneficial  ownership  interest in the Trust Fund signed and  countersigned  by the Trustee in  substantially  the forms  annexed  hereto as Exhibits A-1, A-2,
A-3,  A-4, A-5,  A-6,  A-7, A-8 and A-9 with the blanks  therein  appropriately completed.

      Certificate  Group:  With  respect  to Loan Group  I-1,  the Class  I-A-1
Certificates  and the Class  I-A-2  Certificates,  with  respect  to Loan Group
I-2,  the Class  I-A-3  Certificates  and the Class  I-A-4  Certificates,  with respect to Loan Group II-1,  the Class  II-A-1  Certificates,  with  respect to
Loan Group II-2,  the Class  II-A-2  Certificates,  with  respect to Loan Group
II-3, the Class II-A-3,  Class II-A-4 and Class II-X-1  Certificates,  and with respect to Loan Group II-4,  the Class  II-A-5,  Class  II-A-6 and Class II-X-2
Certificates.

      Certificate   Owner:  Any  Person  who  is  the  beneficial  owner  of  a
Certificate registered in the name of the Depository or its nominee.

      Certificate  Principal  Balance:  With respect to any Certificate  (other than the Class II-X-1,  Class II-X-2,  Class B-IO or Class R  Certificates)  as
of any  Distribution  Date, the initial  principal  amount of such  Certificate plus,  in the case of a Subordinate  Certificates,  any  Subsequent  Recoveries
added to the Certificate  Principal  Balance of such  Certificates  pursuant to
Section 6.02.1(b) or Section  6.02.2(h) hereof,  and reduced by (i) all amounts distributed on previous  Distribution  Dates on such  Certificate  with respect to  principal,  (ii) solely  in the  case of the  Group  II  Certificates,  the
principal   portion  of  all  Realized   Losses  (other  than  Realized  Losses
resulting from Debt Service  Reductions)  allocated prior to such  Distribution
Date to such  Certificate,  taking  account of the applicable  Loss  Allocation
Limitation,  (iii) solely in the case of the Group I Certificates,  any Applied
Realized Loss Amounts allocated to such Class on previous  Distribution  Dates,
and   (iv) in   the  case  of  a  Group  II   Subordinate   Certificate,   such
Certificate's   pro  rata  share,   if  any,  of  the  applicable   Subordinate
Certificate  Writedown  Amount for previous  Distribution  Dates.  With respect to any Class of  Certificates,  the Certificate  Principal Balance thereof will equal the sum of the  Certificate  Principal  Balances of all  Certificates  in
such  Class.  The  initial  Certificate  Principal  Balance  (if  any) for each
Class of Certificates is set forth in Section 5.01(c)(iv).

      Certificate    Register:    The   register    maintained    pursuant   to
Section 5.02.

      Certificateholder:  A Holder of a Certificate.

      Class:  With  respect  to the  Certificates,  any of Class  I-A-1,  Class
I-A-2,  Class I-A-3,  Class I-A-4,  Class II-A-1,  Class II-A-2,  Class II-A-3,
Class II-A-4,  Class II-X-1,  Class II-A-5,  Class II-A-6,  Class II-X-2, Class
I-M-1,  Class I-M-2,  Class II-M-1,  Class R, Class I-B-1,  Class I-B-2,  Class
II-B-1,  Class II-B-2,  Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6,
Class B-IO and Class XP Certificates.

      Class A  Certificates:  The Class  I-A  Certificates  and the Class  II-A
Certificates.

      Class B  Certificates:  The Class  I-B  Certificates  and the Class  II-B
Certificates.

      Class  B-IO   Pass-Through   Rate:   With   respect  to  the  Class  B-IO
Certificates  and  any  Distribution  Date  or the  REMIC IV  Regular  Interest
B-IO-I,  a per annum rate equal to the  percentage  equivalent  of a  fraction, the  numerator  of  which  is the sum of the  amounts  calculated  pursuant  to clauses (1) through (8) below,  and the  denominator  of which is the aggregate
principal  balance  of  the  REMIC II  Regular   Interests.   For  purposes  of
calculating  the  Pass-Through  Rate for the  Class  B-IO-I  Certificates,  the
numerator is equal to the sum of the following components:

1.   the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest LT1
     minus  the  Marker  Rate,  applied  to  a  notional  amount  equal  to  the
     Uncertificated Principal Balance of REMIC III Regular Interest LT1;

2.   the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest LT2
     minus  the  Marker  Rate,  applied  to  a  notional  amount  equal  to  the
     Uncertificated Principal Balance of REMIC III Regular Interest LT2;

3.   the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest LT4
     minus  twice the Marker  Rate,  applied to a notional  amount  equal to the
     Uncertificated Principal Balance of REMIC III Regular Interest LT4.

4.   the Uncertificated Pass-Through Rate for REMIC III Regular Interest LTY-I-1
     minus  the  Marker  Rate,  applied  to  a  notional  amount  equal  to  the
     Uncertificated Principal Balance of REMIC III Regular Interest LTY-I-1;

5.   the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest LT5
     minus  the  Marker  Rate,  applied  to  a  notional  amount  equal  to  the
     Uncertificated Principal Balance of REMIC III Regular Interest LT5;

6.   the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest LT6
     minus  the  Marker  Rate,  applied  to  a  notional  amount  equal  to  the
     Uncertificated Principal Balance of REMIC III Regular Interest LT6;

7.   the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest LT8
     minus  twice the Marker  Rate,  applied to a notional  amount  equal to the
     Uncertificated Principal Balance of REMIC III Regular Interest LT8; and

8.   the Uncertificated Pass-Through Rate for REMIC III Regular Interest LTY-I-2
     minus  the  Marker  Rate,  applied  to  a  notional  amount  equal  to  the
     Uncertificated Principal Balance of REMIC III Regular Interest LTY-I-2.

      Class I-A  Certificates:  The Class I-A-1,  Class I-A-2,  Class I-A-3 and
Class I-A-4 Certificates.

      Class I-A Principal  Distribution  Amount:  For any Distribution Date, an
amount  equal  to  the  excess,  if  any,  of  (i)  the  aggregate  Certificate
Principal  Balance  of the Class  I-A  Certificates  immediately  prior to such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated  Principal
Balance of the Group I Mortgage Loans for such  Distribution  Date over (b) the product of (1) the aggregate Stated  Principal  Balance of the Group I Mortgage
Loans  for such  Distribution  Date and (2) the sum of (x)  11.50%  and (y) the
Current Specified Overcollateralization Percentage for such Distribution Date.

      Class I-B Certificates:  The Class I-B-1 Certificates and the Class I-B-2
Certificates.

      Class I-B-1 Principal  Distribution Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal  Balance of the Class I-B-1  Certificates  immediately  prior to such  Distribution Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance  of the
Group I Mortgage Loans for such  Distribution  Date over (b) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A Certificates  (after taking  into  account  the  payment  of the  Class I-A  Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal  Balance of
the Class I-M-1  Certificates  (after  taking  into  account the payment of the
Class I-M-1 Principal  Distribution  Amount on such Distribution Date), (3) the
Certificate  Principal  Balance of the Class I-M-2  Certificates  (after taking into account the payment of the Class I-M-2  Principal  Distribution  Amount on
such  Distribution  Date)  and (4) the  product  of (x)  the  aggregate  Stated
Principal  Balance of the Group I  Mortgage  Loans for such  Distribution  Date and (y) the  sum of  1.00%  and  the  Current  Specified  Overcollateralization
Percentage for such Distribution Date.

      Class I-B-2 Principal  Distribution Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal  Balance of the Class I-B-2  Certificates  immediately  prior to such  Distribution Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance  of the
Group I Mortgage Loans for such  Distribution  Date over (b) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A Certificates  (after taking  into  account  the  payment  of the  Class I-A  Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal  Balance of
the Class I-M-1  Certificates  (after  taking  into  account the payment of the
Class I-M-1 Principal  Distribution  Amount on such Distribution Date), (3) the
Certificate  Principal  Balance of the Class I-M-2  Certificates  (after taking into account the payment of the Class I-M-2  Principal  Distribution  Amount on
such  Distribution  Date), (4) the Certificate  Principal  Balance of the Class
I-B-1  Certificates  (after  taking into account the payment of the Class I-B-1
Principal  Distribution  Amount on such Distribution  Date) and (5) the product of (x) the aggregate  Stated  Principal  Balance of the Group I Mortgage  Loans
for    such    Distribution    Date    and    (y)   the    Current    Specified
Overcollateralization Percentage for such Distribution Date.

      Class I-M Certificates:  The Class I-M-1 Certificates and the Class I-M-2
Certificates.

      Class I-M-1 Principal  Distribution Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal  Balance of the Class I-M-1  Certificates  immediately  prior to such  Distribution Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance  of the
Group I Mortgage Loans for such  Distribution  Date over (b) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A Certificates  (after taking  into  account  the  payment  of the  Class I-A  Principal  Distribution
Amount on such  Distribution  Date) and (2) the  product  of (x) the  aggregate
Stated  Principal  Balance of the Group I Mortgage Loans for such  Distribution
Date  and  (y)  the  sum  of  (I)   5.60%  and  (II)  the   Current   Specified
Overcollateralization Percentage for such Distribution Date.

      Class I-M-2 Principal  Distribution Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal  Balance of the Class I-M-2  Certificates  immediately  prior to such  Distribution Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance  of the
Group I Mortgage Loans for such  Distribution  Date over (b) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A Certificates  (after taking  into  account  the  payment  of the  Class I-A  Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal  Balance of
the Class I-M-1  Certificates  (after  taking  into  account the payment of the
Class I-M-1 Principal  Distribution  Amount on such Distribution  Date) and (3)
the  product  of (x) the  aggregate  Stated  Principal  Balance  of the Group I
Mortgage  Loans  for such  Distribution  Date and (y) the sum of (I)  2.20% and
(II)  the  Current   Specified   Overcollateralization   Percentage   for  such
Distribution Date.

      Class I-1  Principal  Distribution  Amount:  The product of the Class I-A
Principal  Distribution  Amount and a fraction,  the  numerator of which is the
Principal  Funds  for  Loan  Group  I-1  for  such  Distribution  Date  and the denominator  of which is the  Principal  Funds  for both  Loan  Groups  in Loan
Group I for such Distribution Date.

      Class I-2  Principal  Distribution  Amount:  The product of the Class I-A
Principal  Distribution  Amount and a fraction,  the  numerator of which is the
Principal  Funds  for  Loan  Group  I-2  for  such  Distribution  Date  and the denominator  of which is the  Principal  Funds  for both  Loan  Groups  in Loan
Group I for such Distribution Date.

      Class II-A Certificates:  The Class II-A-1,  Class II-A-2,  Class II-A-3,
Class  II-A-4,  Class  II-X-1,  Class  II-A-5,  Class  II-A-6 and Class  II-X-2
Certificates.

      Class II-B Certificates:  The Class II-B-1,  Class II-B-2,  Class II-B-3,
Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

      Class Prepayment   Distribution   Trigger:   For  a  Class of   Group  II
Subordinate  Certificates  for  any  Distribution  Date,  the  Class Prepayment
Distribution   Trigger  is   satisfied  if  the   fraction   (expressed   as  a
percentage),  the  numerator of which is the  aggregate  Certificate  Principal
Balance  of such  Class and each  Class of  Group II  Subordinate  Certificates subordinate  thereto,  if any,  and the  denominator  of  which  is the  Stated
Principal  Balance of all of the Group II Mortgage  Loans as of the related Due
Date, equals or exceeds such percentage calculated as of the Closing Date.

      Class R Certificate:  The Class R Certificates  substantially in the form
annexed   hereto  as  Exhibit  A-9  and   evidencing   ownership  of  interests
designated  as  "residual  interests"  in REMIC I and  REMIC II for purposes of the REMIC  Provisions.  Component I of the Class R  Certificates  is designated as the sole class of  "residual  interest" in REMIC I and  Component II  of the
Class R  Certificates  is designated  as the sole class of "residual  interest"
in REMIC II.

      Class XP Reserve Account:  The account  established and maintained by the
Master Servicer pursuant to Section 4.07 hereof.

      Class Y Principal  Reduction  Amounts:  For any  Distribution  Date,  the
amounts by which the  Uncertificated  Principal Balances of the Class Y Regular
Interests  will be  reduced  on such  Distribution  Date by the  allocation  of
Realized Losses and the  distribution of principal,  determined as described in
Appendix I

      Class Y Regular Interests:  The Class Y-1, Class Y-2, Class Y-3 and Class
Y-4 Regular Interests.

      Class Y-1 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Y-1  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Y-1 Regular Interest on such Distribution Date.

      Class Y-1 Principal  Reduction  Amount : The Class Y Principal  Reduction
Amount  for the  Class Y-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-1  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-2 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Y-2  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Y-2 Regular Interest on such Distribution Date.

      Class Y-2 Principal  Reduction  Amount : The Class Y Principal  Reduction
Amount  for the  Class Y-2  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-2  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

                                       10

      Class Y-3 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Y-3  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Y-3 Regular Interest on such Distribution Date.

      Class Y-3 Principal  Reduction  Amount : The Class Y Principal  Reduction
Amount  for the  Class Y-3  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-3  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-4 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Y-4  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Y-1 Regular Interest on such Distribution Date.

      Class Y-4 Principal  Reduction  Amount : The Class Y Principal  Reduction
Amount  for the  Class Y-4  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-4  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-I Principal  Reduction  Amounts:  For any Distribution  Date, the
amounts  by which  the  Uncertificated  Principal  Balances  of the  Class  Y-I
Regular  Interests will be reduced on such  Distribution Date by the allocation of Realized Losses and the  distribution of principal,  determined as described in Appendix I

      Class Y-I  Regular  Interests:  The Class  Y-I-1 and Class Y-I-2 REMIC II
Regular Interests.

      Class Y-I-1 Principal  Distribution  Amount:  For any Distribution  Date,
the  excess,  if any,  of the Class YI-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Y-I-1 Regular Interest on such Distribution Date.

      Class  Y-I-1  Principal  Reduction  Amount  :  The  Class  Y-I  Principal
Reduction  Amount for the Class Y-I-1 Regular  Interest as determined  pursuant to the provisons of the Appendix 1.

      Class Y-I-1 Regular Interest:  The  uncertificated  undivided  beneficial interest in REMIC II  which  constitutes  a REMIC II  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-I-2 Principal  Distribution  Amount:  For any Distribution  Date,
the  excess,  if any, of the Class Y-I-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Y-I-2 Regular Interest on such Distribution Date.

      Class  Y-I-2  Principal  Reduction  Amount  :  The  Class  Y-I  Principal
Reduction  Amount for the Class Y-I-2 Regular  Interest as determined  pursuant to the provisons of the Appendix 1.

                                       11

      Class Y-I-2 Regular Interest:  The  uncertificated  undivided  beneficial interest in REMIC II  which  constitutes  a REMIC II  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z Principal  Reduction  Amounts:  For any  Distribution  Date,  the
amounts by which the  Uncertificated  Principal Balances of the Class Z Regular
Interests  will be  reduced  on such  Distribution  Date by the  allocation  of
Realized  Losses and the  distribution  of  principal,  which  shall be in each case the  excess  of (A) the sum of (x) the  excess  of the  REMIC I  Available
Distribution  Amount for the related  Group (i.e.  the "related  Group" for the
Class Z-1 Regular  Interest is the Group II-1 Loans,  the  "related  Group" for the Class Z-2 Regular  Interest is the Group II-2 Loans,  the  "related  Group"
for the Class Z-3  Regular  Interest  is the Group II-3 Loans and the  "related
Group" for the Class Z-4  Regular  Interest  is the Group II-4  Loans) over the sum of the  amounts  thereof  distributable  (i) in respect of interest on such
Class Z Regular  Interest  and the related  Class Y Regular  Interest,  (ii) to such  Class Z  Regular  Interest  and the  related  Class  Y  Regular  Interest pursuant to clause (c)(ii) of the definition of "REMIC I  Distribution  Amount"
and  (iii)  in the  case of the  Group  II-1  Loans,  to the  Class R  Residual
Interest and (y) the amount of Realized  Losses  allocable to principal for the related Group over (B) the Class Y Principal  Reduction  Amount for the related
Group.

      Class Z Regular Interests:  The Class Z-1, Class Z-2, Class Z-3 and Class
Z-4 Regular Interests.

      Class Z-1 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Z-1  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Z-1 Regular Interest on such Distribution Date.

      Class Z-1 Principal  Reduction  Amount : The Class Z Principal  Reduction
Amount  for the  Class Z-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-1  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-2 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Z-2  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Z-2 Regular Interest on such Distribution Date.

      Class Z-2 Principal  Reduction  Amount : The Class Z Principal  Reduction
Amount  for the  Class Z-2  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-2  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-3 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Z-3  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Z-3 Regular Interest on such Distribution Date .

      Class Z-3 Principal  Reduction  Amount : The Class Z Principal  Reduction
Amount  for the  Class Z-3  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

                                       12

      Class Z-3  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-4 Principal  Distribution  Amount: For any Distribution Date, the
excess,  if  any,  of  the  Class  Z-4  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Z-4 Regular Interest on such Distribution Date.

      Class Z-4 Principal  Reduction  Amount : The Class Z Principal  Reduction
Amount  for the  Class Z-4  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-4  Regular  Interest:  The  uncertificated  undivided  beneficial interest  in  REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-I Principal  Reduction  Amounts:  For any Distribution  Date, the
amounts  by which  the  Uncertificated  Principal  Balances  of the  Class  Z-I
Regular  Interests will be reduced on such  Distribution Date by the allocation of Realized Losses and the  distribution  of principal,  which shall be in each case the  excess  of (A) the sum of (x) the  excess of the  REMIC II  Available
Distribution  Amount for the related  Group (i.e.  the "related  Group" for the
Class Z-I-1  Regular  Interest is the Group I-1 Loans and the  "related  Group"
for the Class  Z-I-2  Regular  Interest  is the Group I-2 Loans over the sum of the  amounts  thereof  distributable  (i) in respect of  interest on such Class
Z-I Regular  Interest  and the related  Class Y-I Regular  Interest and (ii) to such Class Z-I  Regular  Interest  and the related  Class Y-I Regular  Interest pursuant to clause (c)(i) of the definition of "REMIC II  Distribution  Amount"
and (y) the amount of Realized  Losses  allocable to principal  for the related
Group  over (B) the  Class  Y-I  Principal  Reduction  Amount  for the  related
Group.

      Class Z-I  Regular  Interests:  The Class  Z-I-1 and Class Z-I-2 REMIC II
Regular Interests.

      Class Z-I-1 Principal  Distribution  Amount:  For any Distribution  Date,
the  excess,  if any, of the Class Z-I-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Z-I-1 Regular Interest on such Distribution Date.

      Class  Z-I-1  Principal  Reduction  Amount  :  The  Class  Z-I  Principal
Reduction  Amount for the Class Z-I-1 Regular  Interest as determined  pursuant to the provisons of the Appendix 1.

      Class Z-I-1 Regular Interest:  The  uncertificated  undivided  beneficial interest in REMIC II  which  constitutes  a REMIC II  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-I-2 Principal  Distribution  Amount:  For any Distribution  Date,
the  excess,  if any, of the Class Z-I-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses  allocated to the Class Z-I-2 Regular Interest on such Distribution Date.

      Class  Z-I-2  Principal  Reduction  Amount  :  The  Class  Z-I  Principal
Reduction  Amount for the Class Z-I-2 Regular  Interest as determined  pursuant to the provisons of the Appendix 1.

                                       13

      Class Z-I-2 Regular Interest:  The  uncertificated  undivided  beneficial interest in REMIC II  which  constitutes  a REMIC II  Regular  Interest  and is entitled to distributions as set forth herein.

      Closing Date:  November 30, 2004.

      Code:  The Internal Revenue Code of 1986, as amended.

      Compensating Interest Payment: As defined in Section 6.06.

      Corporate  Trust Office:  The  designated  office of the Trustee where at any  particular  time  its  corporate  trust  business  with  respect  to  this
Agreement shall be  administered,  which office at the date of the execution of this  Agreement is located at 4 New York Plaza,  6th Floor,  New York, New York
10004,  Attention:  Institutional  Trust  Services/Global  Debt,  Bear  Stearns
ALT-A  Trust  2004-12.  For  the  purpose  of  registration  and  transfer  and exchange  only,  the  Corporate  Trust  Office  shall be  located at 2001 Bryan
Street,  8th Floor, Dallas, Texas, 75201, Attn: ITS Transfer Department.

      Countrywide:   Countrywide  Home  Loans,   Inc.,  and  its  successor  in
interest.

      Countrywide  Servicing:  Countrywide  Home  Loans  Servicing  LP, and its
successor in interest.

      Countrywide  Servicing  Agreement:  The Seller's Warranties and Servicing
Agreement,  dated as of  September  1, 2002,  as amended,  between  Countrywide
Servicing and EMC attached hereto as Exhibit H-2.

      Cross-Over  Date:  The first  Distribution  Date on which  the  aggregate
Certificate  Principal  Balance of the Group II  Subordinate  Certificates  has
been reduced to zero.

      Current  Interest:  As of any  Distribution  Date,  with  respect to each
Class  of  Group I  Offered  Certificates,  (i)  the  interest  accrued  on the
Certificate  Principal  Balance or Notional Amount,  as applicable,  during the related  Interest Accrual Period at the applicable  Pass-Through  Rate plus any amount  previously  distributed  with respect to interest for such  Certificate that has been  recovered as a voidable  preference  by a trustee in  bankruptcy minus  (ii)  the  sum  of  (a)  any  Prepayment  Interest  Shortfall  for  such
Distribution  Date,  to  the  extent  not  covered  by  Compensating   Interest
Payments and (b) any shortfalls  resulting  from the  application of the Relief
Act during the related  Due Period;  provided,  however,  that for  purposes of calculating  Current Interest for any such Class,  amounts specified in clauses
(ii)(a) and (ii)(b)  hereof for any such  Distribution  Date shall be allocated first  to  the  Class  B-IO  Certificates  and  the  Residual  Certificates  in
reduction  of amounts  otherwise  distributable  to such  Certificates  on such
Distribution  Date and then any excess  shall be  allocated to each other Class of Certificates  pro rata based on the respective  amounts of interest  accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

                                       14

      Current Specified Overcollateralization  Percentage: For any Distribution
Date,  the percentage  equivalent of a fraction,  the numerator of which is the
Overcollateralization  Target  Amount,  and the  denominator  of  which  is the aggregate  Stated  Principal  Balance  of the Group I  Mortgage  Loans for such
Distribution Date.

      Custodial  Agreement:  An  agreement,  dated as of the Closing Date among
the  Depositor,   the  Master  Servicer,  the  Trustee  and  the  Custodian  in
substantially the form of Exhibit G hereto.

      Custodian:  Wells  Fargo Bank,  National  Association,  or any  successor custodian  appointed  pursuant to the  provisions  hereof and of the  Custodial
Agreement.

      Cut-off Date:  November 1, 2004.

      Cut-off Date Balance:  $1,484,854,340.88.

      Debt Service  Reduction:  Any reduction of the Scheduled Payments which a
Mortgagor is  obligated  to pay with respect to a Mortgage  Loan as a result of any  proceeding  under the  Bankruptcy  Code or any other  similar state law or other proceeding.

      Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation of the Mortgaged  Property by a court of competent  jurisdiction in an amount less
than  the  then  outstanding   indebtedness  under  the  Mortgage  Loan,  which
valuation  results from a proceeding  initiated  under the  Bankruptcy  Code or any other similar state law or other proceeding.

      Delinquent:  A Mortgage Loan is  "Delinquent"  if any payment due thereon is not  made  pursuant  to the  terms  of such  Mortgage  Loan by the  close of business on the day such  payment is  scheduled  to be due. A Mortgage  Loan is
"30 days  delinquent"  if such  payment  has not been  received by the close of business  on the last day of the  month  immediately  succeeding  the  month in which such  payment was due. For  example,  a Mortgage  Loan with a payment due on  December 1 that  remained  unpaid as of the close of business on January 31 would then be  considered  to be 30 to 59 days  delinquent.  Similarly  for "60 days delinquent," "90 days delinquent" and so on.

      Depositor:  Structured  Asset  Mortgage  Investments  II Inc., a Delaware
corporation, or its successors in interest.

      Depository:  The Depository  Trust Company,  the nominee of which is Cede
& Co., or any successor thereto.

      Depository Agreement:  The meaning specified in Section 5.01(a) hereof.

      Depository  Participant:  A  broker,  dealer,  bank  or  other  financial institution or other Person for whom from time to time the  Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Designated Depository  Institution:  A depository institution (commercial
bank,   federal  savings  bank,   mutual  savings  bank  or  savings  and  loan
association)  or trust company  (which may include the  Trustee),  the deposits of which are fully insured by the FDIC to the extent provided by law.

                                       15

      Determination   Date:   With   respect  to  each   Mortgage   Loan,   the
Determination Date as defined in the Servicing Agreement.

      Disqualified   Organization:   Any  of  the  following:   (i) the  United
States,  any State or political  subdivision  thereof,  any  possession  of the
United  States,  or any  agency  or  instrumentality  of  any of the  foregoing
(other  than  an  instrumentality   which  is  a  corporation  if  all  of  its
activities  are  subject  to  tax  and,  except  for  the  Freddie  Mac  or any successor  thereto,  a majority of its board of  directors  is not  selected by
such  governmental  unit),  (ii) any  foreign  government,   any  international
organization,  or any  agency  or  instrumentality  of  any  of the  foregoing,
(iii) any  organization (other than certain farmers' cooperatives  described in
Section 521  of the Code)  which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated business  taxable  income),  (iv) rural  electric  and  telephone  cooperatives described  in  Section 1381(a)(2)(C)  of the Code or (v) any  other  Person  so designated  by the  Trustee  based upon an Opinion of Counsel  that the holding of an  ownership  interest in a Residual  Certificate  by such Person may cause any 2004-12  REMIC  contained  in the Trust or any Person  having an  ownership interest  in the  Residual  Certificate  (other  than such  Person)  to incur a liability  for any federal tax imposed  under the Code that would not otherwise be  imposed  but  for the  transfer  of an  ownership  interest  in a  Residual
Certificate   to  such  Person.   The  terms  "United   States,"   "State"  and
"international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution   Account:   The  trust  account  or  accounts  created  and
maintained  pursuant  to  Section 4.04,  which shall be  denominated  "JPMorgan
Chase  Bank,  N.A.,  as Trustee  f/b/o  holders of  Structured  Asset  Mortgage
Investments II Inc.,  Bear Stearns ALT-A Trust 2004-12,  Mortgage  Pass-Through
Certificates,   Series  2004-12  -  Distribution   Account."  The  Distribution
Account shall be an Eligible Account.

      Distribution  Account  Deposit  Date:  The  Business  Day  prior  to each
Distribution Date.

      Distribution  Date:  The 25th day of any  month,  beginning  in the month immediately  following the month of the Closing  Date,  or, if such 25th day is not a Business Day, the Business Day immediately following.

      DTC Custodian:  JPMorgan Chase Bank,  N.A., or its successors in interest as custodian for the Depository.

      Due Date:  With respect to each Mortgage  Loan, the date in each month on which  its  Scheduled  Payment  is due if such due date is the  first  day of a month and  otherwise  is deemed to be the first day of the  following  month or such other date specified in the related Servicing Agreement.

      Due  Period:  With  respect to any  Distribution  Date and each  Mortgage
Loan,  the  period  commencing  on the second  day of the month  preceding  the calendar  month in which the  Distribution  Date occurs and ending at the close of  business  on the  first day of the  month in which  the  Distribution  Date occurs.

                                       16

      Eligible  Account:  Any of (i) a  segregated  account  maintained  with a
federal  or  state   chartered   depository   institution  (A)  the  short-term
obligations of which are rated A-1 or better by Standard  &  Poor's and P-1 by Moody's at the time of any  deposit  therein or (B)  insured by the FDIC (to the limits  established by such  Corporation),  the uninsured deposits in which account are otherwise  secured such that, as evidenced by an Opinion of Counsel
(obtained by the Person  requesting  that the account be held  pursuant to this clause  (i))  delivered  to the  Trustee  prior  to the  establishment  of such account, the Certificateholders  will have a claim with respect to the funds in such  account and a perfected  first  priority  security  interest  against any collateral  (which  shall be limited to  Permitted  Investments,  each of which shall  mature  not  later  than the  Business  Day  immediately  preceding  the
Distribution  Date next following the date of investment in such  collateral or the  Distribution  Date if such  Permitted  Investment  is an obligation of the institution that maintains the Distribution  Account)  securing such funds that is  superior  to claims of any other  depositors  or general  creditors  of the depository institution with which such account is maintained, (ii) a segregated trust  account  or  accounts  maintained  with a  federal  or  state  chartered depository  institution  or trust  company  with  trust  powers  acting  in its fiduciary  capacity or (iii) a  segregated  account or accounts of a depository institution  acceptable to the Rating  Agencies (as evidenced in writing by the
Rating Agencies that use of any such account as the  Distribution  Account will not have an adverse effect on the then-current  ratings assigned to the Classes of Certificates then rated by the Rating Agencies).  Eligible Accounts may bear interest.

      EMC: EMC Mortgage Corporation, and any successor thereto.

      EMC Servicing Agreement:  The Servicing  Agreement,  dated as of November
1, 2004,  between  Structured  Asset  Mortgage  Investments  II Inc. and EMC as
attached hereto as Exhibit H-3.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: As defined in Section 8.01.

      EverHome:  EverHome Mortgage Company (formerly known as Alliance Mortgage
Corporation), and any successor thereto.

      EverHome Servicing  Agreement:  The Subservicing  Agreement,  dated as of
August 1, 2002,  between EverHome (as successor to Alliance  Mortgage  Company)
and EMC attached hereto as Exhibit H-4.

      Excess Cashflow:  With respect to any  Distribution  Date, the sum of (i)
Remaining    Excess    Spread   for   such    Distribution    Date   and   (ii)
Overcollateralization  Release  Amount for such  Distribution  Date;  provided, however,  that the Excess  Cashflow shall include  Principal Funds on and after the Distribution Date on which the aggregate  Certificate  Principal Balance of the  Class  I-A,  Class  I-M-1,  Class  I-M-2,  Class  I-B-1  and  Class  I-B-2
Certificates  has been reduced to zero (other than  Principal  Funds  otherwise distributed to the Holders of Class I-A, Class I-M-1,  Class I-M-2, Class I-B-1
and Class I-B-2 Certificates on such Distribution Date).

      Excess  Liquidation  Proceeds:  To the  extent  that  such  amount is not required by law to be paid to the  related  Mortgagor,  the amount,  if any, by which  Liquidation  Proceeds with respect to a Liquidated  Mortgage Loan exceed the sum of (i) the  Outstanding  Principal  Balance of such  Mortgage  Loan and accrued but unpaid interest at the related  Mortgage  Interest Rate through the last day of the  month in which  the  related  Liquidation  Date  occurs,  plus
(ii) related Liquidation Expenses.

                                       17

      Excess Spread:  With respect to any  Distribution  Date,  the excess,  if any, of (i) the  Interest  Funds for such  Distribution  Date over (ii) the sum of the  Current  Interest  on the Group I  Offered  Certificates  and  Interest
Carry  Forward  Amounts  on the  Class I-A  Certificates,  in each case on such
Distribution Date.

      Extra Principal  Distribution  Amount:  With respect to any  Distribution
Date,  an amount  derived  from  Excess  Spread  equal to the lesser of (i) the
excess,   if  any,  of  the   Overcollateralization   Target  Amount  for  such
Distribution Date over the  Overcollateralization  Amount for such Distribution
Date and (ii) the Excess Spread for such Distribution Date.

      Fannie Mae:  Federal  National  Mortgage  Association  and any  successor thereto.

      FDIC:  Federal Deposit Insurance Corporation and any successor thereto.

      Final  Certification:  The  certification  substantially  in the  form of
Exhibit Three to the Custodial Agreement.

      Fractional   Undivided   Interest:   With   respect   to   any   Class of
Certificates,  the fractional  undivided  interest evidenced by any Certificate of such Class the  numerator of which is the Certificate  Principal  Balance of such  Certificate  and the  denominator of which is the  Certificate  Principal
Balance of such  Class.  With  respect to the  Certificates  in the  aggregate, the  fractional  undivided  interest  evidenced by (i) a  Residual  Certificate will be deemed to equal  1.0% and (ii) a  Certificate  of any other  Class will be deemed to equal 99.0%  multiplied  by a fraction,  the numerator of which is the Certificate  Principal  Balance of such  Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates.

      Freddie  Mac:  Freddie  Mac,  formerly  the  Federal  Home Loan  Mortgage
Corporation, and any successor thereto.

      Global  Certificate:  Any Private  Certificate  registered in the name of the Depository or its nominee,  beneficial  interests in which are reflected on the  books  of the  Depository  or on the  books  of a  Person  maintaining  an account  with  such  Depository  (directly  or as an  indirect  participant  in accordance with the rules of such depository).

      GMACM: GMAC Mortgage Corporation, and any successor thereto.

      GMACM Servicing Agreement:  The Servicing  Agreement,  dated as of May 1,
2001, between GMACM and EMC attached hereto as Exhibit H-5.

      Gross Margin:  As to each Mortgage Loan,  the fixed  percentage set forth in the related  Mortgage  Note and  indicated  on the  Mortgage  Loan  Schedule which  percentage  is added to the related  Index on each  Interest  Adjustment
Date to  determine  (subject to  rounding,  the  minimum  and maximum  Mortgage
Interest Rate and the Periodic  Rate Cap) the Mortgage  Interest Rate until the next Interest Adjustment Date.

      Group Net Rate: With respect to a Loan Group, the weighted average of the
Net Rates of the  Mortgage  Loans in such Loan Group,  weighted on the basis of the Stated Principal Balances of such Mortgage Loans.

                                       18

      Group I  Certificates:  The  Group I  Senior  Certificates,  the  Group I
Subordinate Certificates and the Group I Non-Offered Subordinate Certificates.

      Group I Mortgage  Loans:  The Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule.

      Group I-1 Mortgage  Loans:  The Mortgage Loans  identified as such on the
Mortgage Loan Schedule.

      Group I Non-Offered Subordinate Certificates: The Class XP and the Class
B-IO Certificates.

      Group I Offered  Certificates:  The Group I Senior  Certificates  and the
Group I Offered Subordinate Certificates.

      Group I Offered Subordinate  Certificates:  The Class I-M-1, Class I-M-2,
Class I-B-1 and Class I-B-2 Certificates.

      Group I Senior Certificates: The Class I-A Certificates.

      Group  I  Subordinate  Certificates:  The  Group  I  Offered  Subordinate
Certificates and the Group I Non-Offered Subordinate Certificates.

      Group I-1  Certificates:  The Class  I-A-1  Certificates  and Class I-A-2
Certificates.

      Group I-1 Mortgage  Loans:  The Mortgage Loans  identified as such on the
Mortgage Loan Schedule.

      Group I-1  Principal  Distribution  Amount:  The product of the Principal
Distribution  Amount and a fraction,  the  numerator of which is the  Principal
Funds for Loan  Group I-1 for such  Distribution  Date and the  denominator  of which is the  Principal  Funds  for both Loan  Groups in Loan  Group I for such
Distribution Date.

      Group I-2  Certificates:  The Class  I-A-3  Certificates  and Class I-A-4
Certificates.

      Group I-2 Mortgage  Loans:  The Mortgage Loans  identified as such on the
Mortgage Loan Schedule.

      Group I-2  Principal  Distribution  Amount:  The product of the Principal
Distribution  Amount and a fraction,  the  numerator of which is the  Principal
Funds for Loan  Group I-2 for such  Distribution  Date and the  denominator  of which is the  Principal  Funds  for both Loan  Groups in Loan  Group I for such
Distribution Date.

      Group II Certificates:  The Group II Senior Certificates and the Group II
Subordinate Certificates.

      Group II Mortgage  Loans:  The Mortgage  Loans  identified as such on the
Mortgage Loan Schedule.

                                       19

      Group II Non-Offered  Subordinate  Certificates:  The Class II-B-4, Class
II-B-5 and Class II-B-6.

      Group II Offered  Certificates:  The Group II Senior Certificates and the
Group II Offered Subordinate Certificates.

      Group II  Offered  Subordinate  Certificates:  The  Class  II-M-1,  Class
II-B-1, Class II-B-2 and Class II-B-3 Certificates.

      Group II Senior  Certificates:  The Class  II-A-1,  Class  II-A-2,  Class
II-A-3,  Class II-A-4,  Class II-X-1,  Class  II-A-5,  Class II-A-6,  and Class
II-X-2 Certificates.

      Group II  Subordinate  Certificates:  The  Group II  Offered  Subordinate
Certificates and the Group II Non-Offered Subordinate Certificates.

      Group II-1 Certificates:  The Class II-A-1 Certificates.

      Group II-1 Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule.

      Group II-2 Certificates:  The Class II-A-2 Certificates.

      Group II-2 Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule.

      Group  II-3  Certificates:  The  Class  II-A-3,  Class  II-A-4  and Class
II-X-1 Certificates.

      Group II-3 Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule.

      Group  II-4  Certificates:  The  Class  II-A-5,  Class  II-A-6  and Class
II-X-2 Certificates.

      Group II-4 Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule.

      Holder:  The  Person in whose name a  Certificate  is  registered  in the
Certificate  Register,  except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent  pursuant to this  Agreement,  any
Certificate  registered in the name of the  Depositor,  the Master  Servicer or the  Trustee or any  Affiliate  thereof  shall be deemed not to be  outstanding and the  Fractional  Undivided  Interest  evidenced  thereby shall not be taken into account in  determining  whether the  requisite  percentage  of Fractional
Undivided Interests necessary to effect any such consent has been obtained.

      Indemnified  Persons:  The Trustee,  the Master  Servicer,  the Custodian
and the Securities  Administrator  and their  officers,  directors,  agents and employees  and, with respect to the Trustee,  any separate  co-trustee  and its officers, directors, agents and employees.

                                       20

      Independent:  When used with respect to any specified  Person,  this term means  that such  Person (a) is in fact  independent  of the  Depositor  or the
Master  Servicer and of any Affiliate of the Depositor or the Master  Servicer,
(b) does not  have any  direct  financial  interest  or any  material  indirect financial  interest in the  Depositor or the Master  Servicer or any  Affiliate
of the  Depositor  or the Master  Servicer  and (c) is not  connected  with the
Depositor  or the Master  Servicer or any  Affiliate  as an officer,  employee,
promoter,   underwriter,   trustee,  partner,  director  or  person  performing
similar functions.

      Index:  The index,  if any,  specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

      Individual  Certificate:  Any Private Certificate  registered in the name of the Holder other than the Depository or its nominee.

      Initial  Certification:  The  certification  substantially in the form of
Exhibit One to the Custodial Agreement.

      Initial  Mortgage Loan: A Mortgage Loan  transferred  and assigned to the
Trustee on the  Closing  Date  pursuant  to Section  2.01 and held as a part of the Trust, as identified in the applicable Mortgage Loan Schedule.

      Institutional  Accredited  Investor:  Any Person meeting the requirements of Rule  501(a)(l),  (2), (3) or (7) of Regulation D under the  Securities  Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance  Policy:  With  respect  to any  Mortgage  Loan,  any  standard hazard insurance policy, flood insurance policy or title insurance policy.

      Insurance  Proceeds:  Amounts  paid by the  insurer  under any  Insurance
Policy  covering any Mortgage  Loan or  Mortgaged  Property  other than amounts required  to be  paid  over to the  Mortgagor  pursuant  to law or the  related
Mortgage Note or Security  Instrument  and other than amounts used to repair or restore the  Mortgaged  Property or to reimburse  insured  expenses,  including
the  related   Servicer's  costs  and  expenses  incurred  in  connection  with presenting claims under the related Insurance Policies.

      Interest Accrual Period: For any Distribution Date and any Class of Group
II Certificates or Group I Certificates other than the LIBOR Certificates,  the calendar month preceding such Distribution  Date. For any Distribution Date and any Class of LIBOR Certificates, the period beginning on the prior Distribution
Date (or, in the case of the first  Distribution  Date,  the Closing  Date) and ending on the day immediately preceding such Distribution Date.

                                       21

      Interest  Adjustment  Date: With respect to a Mortgage Loan, the date, if any,  specified in the related  Mortgage  Note on which the  Mortgage  Interest
Rate is subject to adjustment.

      Interest  Carryforward Amount: As of the first Distribution Date and with respect  to each  Class of Group I  Offered  Certificates,  zero,  and for each
Distribution  Date  thereafter,  the sum of (i) the  excess of (a) the  Current
Interest for such Class with respect to prior  Distribution  Dates over (b) the amount  actually  distributed  to  such  Class  of  Group I  Certificates  with respect  to  interest  on or  after  such  prior  Distribution  Dates  and (ii)
interest   thereon  (to  the  extent   permitted  by  applicable  law)  at  the
applicable  Pass-Through  Rate for such Class for the related  Interest Accrual
Period  including the Interest  Accrual  Period  relating to such  Distribution
Date.

      Interest  Coverage  Account:  The account or sub-account  established and maintained  pursuant to Section 4.09(a) and which shall be an Eligible  Account or a sub-account of an Eligible Account.

      Interest  Coverage Amount:  The amount to be paid by the Depositor to the
Paying Agent for deposit in the Interest  Coverage  Account on the Closing Date
pursuant to Section  4.09,  which  amount is $211,307.86.

      Interest  Funds:  For any  Distribution  Date and each Loan Group in Loan
Group  I, (i) the  sum,  without  duplication,  of (a) all  scheduled  interest collected in respect to the related  Group I Mortgage  Loans during the related
Due Period less the related  Servicing Fee, (b) all Monthly  Advances  relating to  interest  with  respect to the  related  Group I Mortgage  Loans made on or prior to the related  Distribution  Account Deposit Date, (c) all  Compensating
Interest  Payments  with  respect to the  related  Group I  Mortgage  Loans and required to be remitted by the Master  Servicer  pursuant to this  Agreement or the related Servicer pursuant to the related  Servicing  Agreement with respect to such  Distribution  Date,  (d)  Liquidation  Proceeds  with  respect  to the related Group I Mortgage Loans collected during the related  Prepayment  Period
(or, in the case of Subsequent  Recoveries,  during the related Due Period), to the extent  such  Liquidation  Proceeds  relate to  interest,  (e) all  amounts relating  to  interest  with  respect to each  related  Group I  Mortgage  Loan purchased  by EMC  pursuant  to  Sections  2.02  and  2.03 or by the  Depositor pursuant to Section  3.21  during the  related  Due Period,  (f) all amounts in respect of interest  paid by EMC  pursuant  to Section  10.01 in respect to the related  Loan  Group,  in  each  case  to  the  extent  remitted  by EMC or its
designee,  as  applicable,   to  the  Distribution  Account  pursuant  to  this
Agreement,  and (g) any amount  withdrawn from the Pre-Funding  Reserve Account pursuant  to  Section  4.08(c)(iii)  in respect of Loan Group I, minus (ii) all amounts  relating to interest  required to be  reimbursed  pursuant to Sections
4.01,  4.03 and 4.05 or as otherwise set forth in this  Agreement and allocated to the related Loan Group.

      Interest  Shortfall:  With  respect  to any  Distribution  Date  and each
Mortgage  Loan that during the related  Prepayment  Period was the subject of a
Principal  Prepayment  or  constitutes  a Relief Act Mortgage  Loan,  an amount determined as follows:

     (a) Partial principal  prepayments  received during the relevant Prepayment
Period:  The difference  between (i) one month's  interest at the applicable Net
Rate on the amount of such  prepayment  and (ii) the amount of interest  for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                                       22

     (b) Principal  prepayments in full received during the relevant  Prepayment
Period:  The difference  between (i) one month's  interest at the applicable Net
Rate on the Stated Principal  Balance of such Mortgage Loan immediately prior to such  prepayment  and (ii) the amount of interest for the calendar month of such prepayment  (adjusted to the  applicable  Net Rate) received at the time of such prepayment; and

     (c) Relief Act  Mortgage  Loans:  As to any Relief Act Mortgage  Loan,  the
excess of (i) 30 days'  interest  (or, in the case of a principal  prepayment in full,  interest  to the date of  prepayment)  on the  Stated  Principal  Balance thereof  (or, in the case of a principal  prepayment  in part,  on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal  prepayment  in full,  interest to the date of  prepayment)  on such
Stated Principal Balance (or, in the case of a Principal  Prepayment in part, on the amount so prepaid) at the annual  interest  rate  required to be paid by the
Mortgagor as limited by application of the Relief Act.

      Interim  Certification:  The  certification  substantially in the form of
Exhibit Two to the Custodial Agreement.

      Investment  Letter:  The  letter to be  furnished  by each  Institutional
Accredited  Investor  which  purchases  any  of  the  Private  Certificates  in connection  with  such  purchase,  substantially  in  the  form  set  forth  as
Exhibit F-1 hereto.

      Lender-Paid  PMI Rate:  With respect to each  Mortgage  Loan covered by a lender-paid  primary mortgage  insurance policy,  the premium to be paid by the applicable  Servicer out of interest  collections on the related Mortgage Loan, as stated in the Mortgage Loan Schedule.

      LIBOR  Business  Day:  Any day other than a Saturday or a Sunday or a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

      LIBOR Certificates:  The Class  I-A-1,  Class I-A-2,  Class I-A-3,  Class
I-A-4, Class I-M-1, Class I-M-2, Class I-B-1 and Class I-B-2 Certificates.

      LIBOR   Determination  Date:  With  respect  to  each  Class  of  Offered
Certificates and for the first Interest Accrual Period, November 28, 2004. With respect to each Class of Offered  Certificates  and any Interest Accrual Period
thereafter,  the second LIBOR Business Day preceding the  commencement  of such
Interest Accrual Period.

      Liquidated  Mortgage  Loan:  Any defaulted  Mortgage Loan as to which the
Servicer or the Master  Servicer has determined  that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation  Date:  With respect to any  Liquidated  Mortgage  Loan,  the date on which the Master  Servicer  or the  Servicer  has  certified  that such
Mortgage Loan has become a Liquidated Mortgage Loan.

                                       23

      Liquidation  Expenses:  With respect to a Mortgage  Loan in  liquidation, unreimbursed  expenses  paid or  incurred  by or for the  account of the Master
Servicer or the Servicer in connection  with the  liquidation  of such Mortgage
Loan and the related Mortgage  Property,  such expenses  including (a) property protection  expenses,  (b) property sales  expenses,  (c)  foreclosure and sale costs,  including court costs and reasonable  attorneys'  fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

      Liquidation   Proceeds:   Amounts   received  in   connection   with  the
liquidation  of a defaulted  Mortgage Loan,  whether  through  trustee's  sale, foreclosure sale,  Insurance Proceeds,  condemnation  proceeds or otherwise and
Subsequent Recoveries.

      Loan Group:  Loan Group I-1, Loan Group I-2, Loan Group II-1,  Loan Group
II-2, Loan Group II-3 or Loan Group II-4, as applicable.

      Loan Group I:  Any of Loan Group I-1 or Loan Group I-2.

      Loan Group I-1: The group of Mortgage  Loans  designated  as belonging to
Loan  Group I-1  on the Mortgage  Loan  Schedule  and any  Subsequent  Mortgage
Loans added to Loan Group I-1.

      Loan Group I-2: The group of Mortgage  Loans  designated  as belonging to
Loan Group I-2 on the Mortgage Loan Schedule.

      Loan Group II: Any of Loan Group II-1,  Loan Group II-2,  Loan Group II-3
or Loan Group II-4.

      Loan  Group II-1:  The group of Mortgage Loans designated as belonging to
Loan Group II-1 on the Mortgage Loan Schedule.

      Loan  Group II-2:  The group of Mortgage Loans designated as belonging to
Loan  Group II-2  on the Mortgage  Loan  Schedule and any  Subsequent  Mortgage
Loans added to Loan Group II-2.

      Loan  Group II-3:  The group of Mortgage Loans designated as belonging to
Loan  Group II-3  on the Mortgage  Loan  Schedule and any  Subsequent  Mortgage
Loans added to Loan Group II-3.

      Loan  Group II-4:  The group of Mortgage Loans designated as belonging to
Loan  Group II-4  on the Mortgage  Loan  Schedule and any  Subsequent  Mortgage
Loans added to Loan Group II-4.

      Loan-to-Value  Ratio:  With respect to any Mortgage  Loan,  the fraction, expressed as a  percentage,  the  numerator of which is the original  principal balance  of the  related  Mortgage  Loan  and the  denominator  of which is the
Original Value of the related Mortgaged Property.

      Loss Allocation  Limitation:  The meaning specified in  Section 6.02.2(c)
hereof.

                                       24

      Loss Severity  Percentage:  With respect to any  Distribution  Date,  the percentage  equivalent  of a fraction,  the numerator of which is the amount of
Realized  Losses  incurred on a Mortgage Loan and the  denominator  of which is the Stated  Principal  Balance of such Mortgage Loan  immediately  prior to the liquidation of such Mortgage Loan.

      Lost  Notes:  The  original  Mortgage  Notes  that  have  been  lost,  as indicated on the Mortgage Loan Schedule.

      Margin:  With respect  to any  Distribution  Date on or prior to the first possible  Optional  Termination  Date with respect to the Group I Mortgage Loans and (i) with respect to the Class I-A-1 Certificates, 0.35% per annum, (ii) with respect to the Class I-A-2 Certificates,  0.42% per annum, (iii) with respect to the Class I-A-3  Certificates,  0.35% per annum,  (iv) with respect to the Class
I-A-4  Certificates,  0.42% per  annum,  (v) with  respect  to the  Class  I-M-1
Certificates,   0.62%  per  annum,   (vi)  with   respect  to  the  Class  I-M-2
Certificates,   1.05%  per  annum,   (vii)  with  respect  to  the  Class  I-B-1
Certificates,  1.75% per annum,  and  (viii)  with  respect  to the Class  I-B-2
Certificates,  1.75% per annum; and with respect to any Distribution  Date after the first possible  Optional  Termination Date and (i) with respect to the Class
I-A-1  Certificates,  0.70% per  annum,  (ii) with  respect  to the Class  I-A-2
Certificates,   0.84%  per  annum,   (iii)  with  respect  to  the  Class  I-A-3
Certificates,   0.70%  per  annum,   (iv)  with   respect  to  the  Class  I-A-4
Certificates, 0.84% per annum, (v) with respect to the Class I-M-1 Certificates,
0.93% per annum, (vi) with respect to the Class I-M-2  Certificates,  1.575% per annum, (vii) with respect to the Class I-B-1 Certificates, 2.625% per annum, and
(viii) with respect to the Class I-B-2 Certificates, 2.625% per annum.

      Marker Rate: With respect to the Class B-IO  Certificates or the REMIC IV
Regular  Interest  B-IO-I  and  any  Distribution  Date,  in  relation  to  the
REMIC III  Regular  Interests LT1, LT2, LT3, LT4 and LTY-I-1,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC III
Pass-Through  Rates for REMIC III  Regular  Interest LT2 and REMIC III  Regular
Interest LT3 and, in relation to the  REMIC III  Regular  Interests  LT5,  LT6,
LT7,  LT8 and  LTY-I-2,  a per annum rate  equal to two (2) times the  weighted average  of the  Uncertificated  REMIC III  Pass-Through  Rates  for  REMIC III
Regular Interest LT6 and REMIC III Regular Interest LT7.

      Master  Servicer:  As of the Closing  Date,  Wells  Fargo Bank,  National
Association and,  thereafter,  its respective  successors in interest that meet the qualifications of the Servicing Agreements and this Agreement.

      Master  Servicer   Certification:   A  written   certification   covering
servicing of the Mortgage  Loans by the  Servicers  and signed by an officer of the Master Servicer that complies with (i) the  Sarbanes-Oxley  Act of 2002, as amended from time to time,  and  (ii) the  February 21,  2003  Statement by the
Staff of the Division of  Corporation  Finance of the  Securities  and Exchange
Commission  Regarding  Compliance  by  Asset-Backed  Issuers with  Exchange Act
Rules  13a-14 and  15d-14,  as in effect from time to time;  provided  that if, after the Closing Date (a) the Sarbanes-Oxley  Act of 2002 is amended,  (b) the
Statement  referred  to  in  clause  (ii) is  modified  or  superceded  by  any subsequent  statement,  rule  or  regulation  of the  Securities  and  Exchange
Commission  or  any  statement  of  a  division  thereof,  or  (c)  any  future releases,  rules and  regulations  are published by the Securities and Exchange
Commission  from  time to time  pursuant  to the  Sarbanes-Oxley  Act of  2002, which  in any  such  case  affects  the  form  or  substance  of  the  required
certification  and  results  in  the  required   certification  being,  in  the
reasonable  judgment of the Master  Servicer,  materially more onerous than the form  of  the  required  certification  as of  the  Closing  Date,  the  Master
Servicer  Certification  shall be as agreed to by the Master  Servicer  and the
Depositor  following a  negotiation  in good faith to  determine  how to comply with any such new requirements.

                                       25

      Master  Servicer  Collection  Account:  The  trust  account  or  accounts created and  maintained  pursuant to  Section 4.02,  which shall be denominated
"JPMorgan  Chase Bank,  N.A.,  as Trustee  f/b/o  holders of  Structured  Asset
Mortgage  Investments  II Inc.,  Bear  Stearns  ALT-A Trust  2004-12,  Mortgage
Pass-Through  Certificates,  Series  2004-12,  Collection  Account." The Master
Servicer Collection Account shall be an Eligible Account.

      Master Servicing Compensation:  The meaning specified in Section 3.14.

      Material Defect:  The meaning specified in Section 2.02(a).

      Maximum  Lifetime  Mortgage  Rate:  The maximum level to which a Mortgage
Interest  Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation organized  and  existing  under  the  laws of the  State  of  Delaware,  or any successor thereto.

      MERS(R)  System:  The system of  recording  transfers  of  Mortgage  Loans electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage  Loans  registered with MERS on the MERS(R) System.

      Minimum  Lifetime  Mortgage  Rate:  The minimum level to which a Mortgage
Interest  Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MOM  Loan:  With  respect  to  any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Advance:  An advance of  principal  or  interest  required to be made by the applicable  Servicer  pursuant to the related  Servicing  Agreement or the Master Servicer pursuant to Section 6.05.

      Monthly Delinquency Percentage:  With respect to a Distribution Date, the percentage  equivalent  of a fraction,  the numerator of which is the aggregate
Stated  Principal  Balance  of the Group I  Mortgage  Loans that are 60 days or more  Delinquent or are in bankruptcy or  foreclosure or are REO Properties for such  Distribution  Date and the  denominator of which is the aggregate  Stated
Principal Balance of Group I Mortgage Loans for such Distribution Date.

      Moody's:  Moody's Investors Service, Inc. or its successor in interest.

                                       26

      Mortgage:  The  mortgage,  deed of trust or other  instrument  creating a first  priority  lien on an estate in fee simple or leasehold  interest in real property securing a Mortgage Loan.

      Mortgage  File:  The  mortgage   documents   listed  in   Section 2.01(b)
pertaining  to  a  particular  Mortgage  Loan  and  any  additional   documents
required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage  Interest Rate:  The annual rate at which interest  accrues from time to time on any  Mortgage  Loan  pursuant  to the  related  Mortgage  Note, which rate is initially  equal to the "Mortgage  Interest  Rate" set forth with respect thereto on the Mortgage Loan Schedule.

      Mortgage  Loan: A mortgage loan  transferred  and assigned to the Trustee pursuant to  Section 2.01,  Section 2.04  or Section 2.07 and held as a part of the Trust Fund,  as  identified  in the  Mortgage  Loan  Schedule  (which shall include,  without limitation,  with respect to each Mortgage Loan, each related
Mortgage  Note,   Mortgage  and  Mortgage  File  and  all  rights  appertaining thereto),  including a mortgage loan the property  securing which has become an
REO Property.

      Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase  Agreement
dated as of November 30, 2004,  between EMC, as seller,  and  Structured  Asset
Mortgage  Investments  II Inc., as purchaser,  and all  amendments  thereof and supplements thereto, attached as Exhibit J.

      Mortgage Loan Schedule:  The schedule  attached  hereto as Exhibit B with respect to the Initial  Mortgage  Loans and divided into Loan  Groups,  and the schedule attached as Exhibit 1 to the related  Subsequent  Transfer  Instrument with respect to the related  Subsequent  Mortgage  Loans,  each as amended from time to time to reflect the  repurchase or  substitution  of Mortgage  Loans or the addition of  Subsequent  Mortgage  Loans  pursuant to this  Agreement,  the
Mortgage  Loan  Purchase  Agreement or the  Subsequent  Mortgage  Loan Purchase
Agreement, as the case may be.

      Mortgage  Note:  The  originally  executed note or other  evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

      Mortgaged  Property:  Land and improvements  securing the indebtedness of a Mortgagor  under the related  Mortgage  Loan or, in the case of REO Property, such REO Property.

      Mortgagor:  The obligor on a Mortgage Note.

      Net  Interest  Shortfall:  With  respect to any  Distribution  Date,  the
Interest  Shortfall,  if any, for such  Distribution  Date net of  Compensating
Interest Payments made with respect to such Distribution Date.

      Net   Liquidation   Proceeds:   As  to  any  Liquidated   Mortgage  Loan,
Liquidation  Proceeds  net  of  (i) Liquidation   Expenses  which  are  payable
therefrom  to the  Servicer  or the  Master  Servicer  in  accordance  with the
Servicing  Agreement or this  Agreement and  (ii) unreimbursed  advances by the
Servicer or the Master Servicer and Monthly Advances.

                                       27

      Net Rate:  With respect to each  Mortgage  Loan,  the  Mortgage  Interest
Rate in effect  from time to time  less the sum of (1) the  Servicing  Fee Rate and (2) the Lender Paid PMI Rate, if any,  attributable  thereto,  in each case expressed as a per annum rate.

      Net  Rate  Cap:  For any  Distribution  Date and  each of the  Group  I-1
Certificates,  the weighted  average of the Net Rates of the Group I-1 Mortgage
Loans as of the  beginning of the related Due Period,  weighted on the basis of the Stated Principal  Balances thereof as of the preceding  Distribution  Date, as  adjusted to an  effective  rate  reflecting  the accrual of interest on the basis of a 360-day  year and the actual  number of days  elapsed in the related
Interest Accrual Period.  For any  Distribution  Date and each of the Group I-2
Certificates,  the weighted  average of the Net Rates of the Group I-2 Mortgage
Loans as of the  beginning of the related Due Period,  weighted on the basis of the Stated Principal  Balances thereof as of the preceding  Distribution  Date, as  adjusted to an  effective  rate  reflecting  the accrual of interest on the basis of a 360-day  year and the actual  number of days  elapsed in the related
Interest  Accrual  Period.  For any  Distribution  Date and each of the Group I
Offered  Subordinate  Certificates,  the  weighted  average of (i) the Net Rate
Cap for the Group I-1  Offered  Certificates  and (ii) the Net Rate Cap for the
Group  I-2  Certificates,  weighted  on the basis of the  Subordinate  Balances for the  Group  I-1  Loans  and  Group  I-2  Loans,  respectively,  immediately following the  preceding  Distribution  Date, as adjusted to an effective  rate reflecting  the  accrual  of  interest  on the basis of a 360-day  year and the actual  number of days  elapsed in the related  Interest  Accrual  Period,  For federal  income  tax  purposes,  the Net Rate Cap with  respect  to the Group I
Subordinate  Certificates is equal to the Uncertificated  REMIC II Pass-Through
Rate for the REMIC II Regular Interests Y-I-1 and y-I- 2.

      Non-Offered   Subordinate   Certificates:   The   Group   I   Non-Offered
Subordinate   Certificates   and   the   Group   II   Non-Offered   Subordinate
Certificates.

      Nonrecoverable  Advance:  Any advance or Monthly  Advance  (i) which  was previously made or is proposed to be made by the Master  Servicer,  the Trustee
(as successor  Master Servicer) or the applicable  Servicer and (ii) which,  in the good faith judgment of the Master  Servicer,  the Trustee or the applicable
Servicer , will not or, in the case of a proposed  advance or Monthly  Advance, would not, be ultimately  recoverable by the Master  Servicer,  the Trustee (as
successor  Master  Servicer)  or  the  applicable   Servicer  from  Liquidation
Proceeds,  Insurance  Proceeds  or future  payments  on the  Mortgage  Loan for which such advance or Monthly Advance was made or is proposed to be made.

      Notional   Amount:   The   Notional   Amount  of  (i)  the  Class  II-X-1
Certificates  immediately  prior  to any  Distribution  Date  is  equal  to the
Certificate  Principal  Balance  of the  Class  II-A-3  Certificates  and Class
II-A-4  Certificates,  (ii) the Class II-X-2 Certificates  immediately prior to any  Distribution  Date is equal to the  Certificate  Principal  Balance of the
Class II-A-5  Certificates  and Class II-A-6  Certificates  and (iii) the Class
B-IO  Certificates  immediately  prior to any Distribution Date is equal to the aggregate  of the  Uncertificated  Principal  Balances  of the REMIC II Regular
Interests.

      Offered  Certificates:  The Group I Offered Certificates and the Group II
Offered Certificates.

                                       28

      Offered  Subordinate  Certificates:   The  Group  I  Offered  Subordinate
Certificates and the Group II Offered Subordinate Certificates.

      Officer's  Certificate:  A  certificate  signed  by the  Chairman  of the
Board,  the Vice Chairman of the Board,  the  President or a Vice  President or
Assistant Vice  President or other  authorized  officer of the Master  Servicer or the Depositor,  as applicable,  and delivered to the Trustee, as required by this Agreement.

      One-Month LIBOR:  With respect to any Interest  Accrual Period,  the rate determined by the Securities  Administrator on the related LIBOR  Determination
Date on the  basis of the rate for U.S.  dollar  deposits  for one  month  that appears on  Telerate  Screen Page 3750 as of 11:00 a.m.  (London  time) on such
LIBOR  Determination  Date;  provided that the parties hereto  acknowledge that
One-Month  LIBOR for the first  Interest  Accrual  Period shall equal 2.19% per annum.  If such rate does not  appear on such page (or such  other  page as may replace that page on that  service,  or if such  service is no longer  offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities  Administrator),  One-Month LIBOR for the
applicable  Interest Accrual Period will be the Reference Bank Rate. If no such quotations  can be obtained by the  Securities  Administrator  and no Reference
Bank Rate is available,  One-Month LIBOR will be One-Month LIBOR  applicable to the preceding Interest Accrual Period.

      Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is  or  are acceptable  to the  Trustee and who,  unless  required  to be  Independent  (an
"Opinion of  Independent  Counsel"),  may be internal  counsel for the Company, the Master Servicer or the Depositor.

      Optional  Termination  Date:  With  respect  to (i) the Group I  Mortgage
Loans,  the Distribution  Date on which the aggregate Stated Principal  Balance of the Group I  Mortgage  Loans is less than 20% of the sum of (A) the  Cut-off
Date  Balance  and (B) the  aggregate  of the  Pre-Funded  Amounts  of the Loan
Groups in Loan  Group I as of the  Closing  Date and (ii) with  respect  to the
Group II Mortgage Loans,  the  Distribution  Date on which the aggregate Stated
Principal  Balance of the Group II  Mortgage  Loans is less than 10% of the sum of (A)  the  Cut-off  Date  Balance  and (B) the  aggregate  of the  Pre-Funded
Amounts of the Loan Groups in Loan Group II as of the Closing Date.

      Original  Group  II  Subordinate   Principal  Balance:  The  sum  of  the
aggregate   Certificate   Principal   Balances  of  each   Class of   Group  II
Subordinate Certificates as of the Closing Date.

      Original Value:  The lesser of (i) the  Appraised Value or (ii) the sales price of a Mortgaged  Property at the time of  origination  of a Mortgage Loan, except in instances  where  either  clauses  (i) or  (ii) is  unavailable,  the other may be used to determine the Original  Value,  or if both clauses (i) and
(ii) are  unavailable,  Original  Value may be  determined  from other  sources reasonably acceptable to the Depositor.

      Outstanding  Mortgage  Loan:  With  respect  to any Due Date,  a Mortgage
Loan  which,  prior  to such  Due  Date,  was not the  subject  of a  Principal
Prepayment  in full,  did not  become a  Liquidated  Mortgage  Loan and was not purchased or replaced.

                                       29

      Outstanding  Principal Balance: As of the time of any determination,  the principal  balance of a Mortgage  Loan  remaining to be paid by the  Mortgagor, or,  in the case of an REO  Property,  the  principal  balance  of the  related
Mortgage  Loan  remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net  Liquidation  Proceeds with respect thereto to the extent applied to principal.

      Overcollateralization  Amount: With respect to any Distribution Date, the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Group I
Mortgage Loans for such  Distribution  Date over (b) the aggregate  Certificate
Principal  Balance  of the Group I Offered  Certificates  on such  Distribution
Date (after  taking into account the payment of principal  other than any Extra
Principal Distribution Amount on such Certificates).

      Overcollateralization  Release Amount:  With respect to any  Distribution
Date is the  lesser of (x) the sum of the  amounts  described  in  clauses  (1)
through (5) and (7) in the definition of Principal Funds for such  Distribution
Date and (y) the excess,  if any, of (i) the  Overcollateralization  Amount for
such  Distribution  Date (assuming that 100% of such Principal Funds is applied
as  a   principal   payment   on  such   Distribution   Date)   over  (ii)  the
Overcollateralization Target Amount for such Distribution Date (with the amount pursuant to clause (y) deemed to be $0 if the  Overcollateralization  Amount is less  than  or  equal  to  the  Overcollateralization  Target  Amount  on  that
Distribution Date).

     Overcollateralization Target Amount: With respect to any Distribution Date
(a) prior to the Stepdown  Date,  approximately  0.90% of the aggregate  Stated
Principal  Balance of the Group I Mortgage Loans as of the Cut-Off Date, (b) on
or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (i) the lesser of (1) approximately  0.90% of the aggregate Stated Principal
Balance of the Group I Mortgage  Loans as of the Cut-Off  Date and (2) 1.80% of
the then current  aggregate  Stated  Principal  Balance of the Group I Mortgage
Loans as of such Distribution Date and (ii) approximately $5,571,464 and (c) on or  after  the  Stepdown  Date  and  if a  Trigger  Event  is  in  effect,  the
Overcollateralization  Target Amount for the immediately preceding Distribution
Date.

      Paying Agent:  The  Securities  Administrator  and any  successor  paying agent appointed hereunder.

      Pass-Through  Rate:  As  to  each  Class of  Certificates,  the  REMIC  I
Regular  Interests,  the REMIC II  Regular  Interest,  the  REMIC  III  Regular
Interests and theREMIC IV Regular  Interests,  the rate of interest  determined
as  provided   with   respect   thereto,   in   Section 5.01(c).   Any  monthly
calculation  of interest  at a stated  rate for the REMIC I Regular  Interests, the  REMIC II  Regular  Interests,  the  REMIC III  Regular  Interests  and the
Certificates  (other  than the LIBOR  Certificates)  and the  REMIC IV  Regular
Interests  related  thereto  shall be based upon  annual  interest at such rate divided  by twelve  and for the  LIBOR  Certificates  and the REMIC IV  Regular
Interests  related  thereto  shall be based upon  annual  interest at such rate divided by 360 and  multiplied by the actual  number of days in the  applicable monthly Interest Accrual Period.

      Periodic  Rate Cap:  With  respect to each  Mortgage  Loan,  the  maximum adjustment  that can be made to the  Mortgage  Interest  Rate on each  Interest
Adjustment  Date in  accordance  with its terms,  regardless  of changes in the applicable Index.

      Permitted  Investments:  Any one or more of the following  obligations or
securities   held  in  the  name  of  the   Trustee  for  the  benefit  of  the
Certificateholders:

     (i) direct  obligations of, and obligations the timely payment of which are
fully   guaranteed   by  the   United   States  of  America  or  any  agency  or
instrumentality  of the United  States of America the  obligations  of which are backed by the full faith and credit of the United States of America;

     (ii) (a) demand or time  deposits,  federal  funds or bankers'  acceptances issued by any  depository  institution or trust company  incorporated  under the laws of the United States of America or any state thereof (including the Trustee or the  Master  Servicer  or its  Affiliates  acting in its  commercial  banking capacity) and subject to  supervision  and  examination  by federal and/or state banking  authorities,  provided that the commercial  paper and/or the short-term debt rating and/or the long-term  unsecured debt  obligations of such depository institution  or trust  company  at the time of such  investment  or  contractual commitment  providing for such investment  have the Applicable  Credit Rating or better  from each  Rating  Agency  and (b) any other  demand or time  deposit or certificate  of deposit that is fully insured by the Federal  Deposit  Insurance
Corporation;

                                       30

     (iii) repurchase  obligations with respect to (a) any security described in clause (i) above or (b) any other security  issued or guaranteed by an agency or instrumentality  of the United States of America,  the  obligations of which are backed by the full faith and credit of the United  States of America,  in either case entered  into with a depository  institution  or trust  company  (acting as principal)  described  in  clause  (ii)(a)  above  where the  Trustee  holds the security therefor;

     (iv)  securities  bearing  interest  or sold at a  discount  issued  by any corporation  (including  the Trustee or the Master  Servicer or its  Affiliates)
incorporated under the laws of the United States of America or any state thereof that have the Applicable  Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment;
provided, however, that securities issued by any particular corporation will not be Permitted  Investments to the extent that investments  therein will cause the then outstanding  principal amount of securities  issued by such corporation and held as part of the Trust to exceed 10% of the aggregate  Outstanding  Principal
Balances of all the Mortgage Loans and Permitted Investments held as part of the
Trust;

     (v)  commercial   paper  (including  both   non-interest-bearing   discount
obligations and interest-bearing obligations payable on demand or on a specified date not more  than one year  after the date of  issuance  thereof)  having  the
Applicable  Credit  Rating or better from each Rating Agency at the time of such investment;

     (vi) a  Reinvestment  Agreement  issued by any bank,  insurance  company or other corporation or entity;

     (vii) any other demand, money market or time deposit, obligation,  security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

     (viii) any money market or common trust fund having the  Applicable  Credit
Rating or better from each Rating Agency,  including any such fund for which the
Trustee or the Master  Servicer  or any  affiliate  of the Trustee or the Master
Servicer acts as a manager or an advisor; provided,  however, that no instrument or  security  shall be a Permitted  Investment  if such  instrument  or security evidences  a right  to  receive  only  interest  payments  with  respect  to the obligations  underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such  instrument  or security is  purchased  at a price greater than par.

      Permitted Transferee:  Any Person other than a Disqualified  Organization or an "electing large partnership" (as defined by Section 775 of the Code).

      Person:  Any  individual,   corporation,   partnership,   joint  venture,
association,   limited   liability   company,   joint-stock   company,   trust,
unincorporated   organization   or   government  or  any  agency  or  political
subdivision thereof.

                                       31

      Physical   Certificates:   The  Residual  Certificates  and  the  Private
Certificates.

      Plan: The meaning specified in Section 5.07(a).

      Pre-Funded  Amount:  The  amount to be paid by the  Seller to the  Paying
Agent for deposit in the  Pre-Funding  Account on the Closing Date with respect to the  Mortgage  Loans in each Loan Group,  which  amount is, with  respect to
Loan Group I-1,  $10,430,260,  with  respect to Loan Group  II-2,  $13,569,821, with  respect  to Loan Group  II-3,  $788,000,  and with  respect to Loan Group
II-4, $2,318,000.

      Pre-Funding   Account:   The  account  or  sub-account   established  and
maintained  pursuant  to  Section  4.08  (a) and  which  shall  be an  Eligible
Account or a sub-account of an Eligible Account.

      Pre-Funding  Period:  The period from the Closing Date until the earliest of (i) the date on which  the  amount on  deposit  in the  Pre-Funding  Account
(exclusive of investment income) is reduced to zero or (ii) February 17, 2005.

      Pre-Funding Reserve Account:  The account or sub-account  established and maintained  pursuant to Section 4.08(d) and which shall be an Eligible  Account or a sub-account of an Eligible Account.

      Prepayment  Charge:  With  respect to any Mortgage  Loan,  the charges or premiums,  if any, due in connection with a full or partial  prepayment of such
Mortgage Loan in accordance with the terms thereof.

      Prepayment Charge Loan: Any Group I Mortgage Loan for which a Prepayment
Charge may be assessed and to which such Prepayment Charge the Class XP
Certificates are entitled, as indicated on the Mortgage Loan Schedule.

      Prepayment  Interest  Shortfall:  With respect to any Distribution  Date, for each Mortgage Loan that was the subject of a partial  Principal  Prepayment or a Principal  Prepayment in full during the related  Prepayment Period (other than a Principal  Prepayment in full  resulting  from the purchase of a Group I
Mortgage  Loan  pursuant to Section  2.02,  2.03,  3.21 or 10.01  hereof),  the amount,  if any, by which (i) one month's  interest at the  applicable Net Rate on the Stated  Principal  Balance of such  Group I  Mortgage  Loan  immediately prior to such  prepayment or in the case of a partial  Principal  Prepayment on the  amount of such  prepayment  exceeds  (ii) the amount of  interest  paid or collected in  connection  with such  Principal  Prepayment  less the sum of (a)
any Prepayment Charges and (b) the related Servicing Fee.

      Prepayment  Period:  With respect to a Distribution Date, the period from the  sixteenth  day of the calendar  month  preceeding  the  calendar  month in which such  Distribution  Date  occurs  through  the close of  business  on the fifteenth day of the calendar month in which such  Distribution  Date occurs in the case of the  Mortgage  Loans for which EMC is the  Servicer and such period as is  provided  in  the  related  Servicing  Agreement  with  respect  to  the remaining Mortgage Loans.

                                       32

      Primary  Mortgage   Insurance  Policy:   Any  primary  mortgage  guaranty
insurance  policy  issued in  connection  with a Mortgage  Loan which  provides compensation  to a Mortgage  Note holder in the event of default by the obligor under such  Mortgage  Note or the related  Security  Instrument,  if any or any replacement  policy therefor  through the related  Interest  Accrual Period for such Class relating to a Distribution Date.

      Principal Distribution Amount: With respect to each Distribution Date, an amount equal to the excess of (i) sum of (a) the Principal  Funds for both Loan
Groups in Loan Group I for such  Distribution  Date and (b) any Extra Principal
Distribution   Amount  Amount  for  such   Distribution   Date  over  (ii)  any
Overcollateralization Release Amount for such Distribution Date.

      Principal  Funds:  With respect to each  Distribution  Date and each Loan
Group in Loan Group I, the sum, without duplication, of

      1.   the Scheduled  Principal  collected on the Group I Mortgage Loans in such Loan Group  during the  related  Due Period or  advanced  on or before the related servicer advance date,

      2.   prepayments  in respect  of the Group I Mortgage  Loans in such Loan
           Group,  exclusive  of  any  prepayment  charges,  collected  in  the related Prepayment Period,

      3.   the Stated  Principal  Balance of each Group I Mortgage Loan in such
           Loan Group that was  repurchased  by the  Depositor  or the  related
           Servicer during the related Due Period,

      4.   the amount,  if any, by which the aggregate unpaid principal balance of any Substitute  Mortgage Loans is less than the aggregate  unpaid principal  balance of any deleted  mortgage  loans  delivered by the related  Servicer in  connection  with a  substitution  of a Group I
           Mortgage Loan in such Loan Group during the related Due Period,

      5.   all Liquidation  Proceeds  collected  during the related  Prepayment
           Period (or in the case of Subsequent Recoveries,  during the related
           Due  Period) on the Group I Mortgage  Loans in such Loan  Group,  to the extent such Liquidation  Proceeds relate to principal,  less all related  Nonrecoverable  Advances  relating to principal  reimbursed during the related Due Period,

      6.   the  principal  portion of the  purchase  price of the assets of the
           Trust  allocated  to such Loan Group upon the exercise by EMC or its designee  of its  optional  termination  right  with  respect to the
           Group I Mortgage Loans,

      7.   any amount withdrawn from the Pre-Funding  Account in respect of the related  Loan Group in Loan Group I pursuant to Section  4.08(e)(ii)
           and included in Principal Funds; minus

      8.   any amounts  required to be  reimbursed  to EMC,  the  Depositor,  a
           Servicer,  the Master  Servicer,  the Custodian,  the Trustee or the
           Securities  Administrator  and  allocated  to such  Loan  Group,  as provided in the Agreement.

                                       33

      Principal  Prepayment:  Any  payment  (whether  partial or full) or other recovery of  principal  on a Mortgage  Loan which is received in advance of its scheduled  Due Date to the extent  that it is not  accompanied  by an amount as to interest  representing  scheduled  interest  due on any date or dates in any month or months  subsequent  to the month of  prepayment,  including  Insurance
Proceeds and Repurchase  Proceeds,  but excluding the principal  portion of Net
Liquidation   Proceeds   received  at  the  time  a  Mortgage  Loan  becomes  a
Liquidation Mortgage Loan.

      Private   Certificates:   The  Class   B-IO,   Class  XP,   Class II-B-4,
Class II-B-5 and Class II-B-6 Certificates.

      Prospectus:  The  prospectus,  dated May 14, 2004, as supplemented by the prospectus  supplement  dated  November 24,  2004,  relating to the offering of the Offered Certificates.

      Protected  Account:   An  account  established  and  maintained  for  the
benefit of  Certificateholders  by each  Servicer  with  respect to the related
Mortgage  Loans  and with  respect  to REO  Property  pursuant  to the  related
Servicing Agreement.

      QIB:   A   Qualified   Institutional   Buyer  as  defined  in  Rule  144A
promulgated under the Securities Act.

      Qualified  Insurer:  Any insurance  company duly  qualified as such under the laws of the  state or states in which the  related  Mortgaged  Property  or
Mortgaged  Properties is or are located,  duly  authorized and licensed in such state or states  to  transact  the type of  insurance  business  in which it is engaged  and  approved  as an insurer by the  Master  Servicer,  so long as the claims  paying  ability  of which is  acceptable  to the  Rating  Agencies  for pass-through  certificates  having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

      Rating Agencies:  Moody's and S&P.

      Realized  Loss:  Any  (i) Bankruptcy  Loss or (ii) as  to any  Liquidated
Mortgage  Loan,  (x) the  Outstanding  Principal  Balance  of  such  Liquidated
Mortgage  Loan  plus  accrued  and  unpaid  interest  thereon  at the  Mortgage
Interest Rate through the last day of the month of such  liquidation,  less (y)
the related Net  Liquidation  Proceeds  with respect to such  Mortgage Loan and the related  Mortgaged  Property that are allocated to principal.  In addition, to the extent the Master Servicer receives  Subsequent  Recoveries with respect to any  Mortgage  Loan,  the amount of the  Realized  Loss with respect to that
Mortgage  Loan will be reduced to the extent  such  recoveries  are  applied to reduce the  Certificate  Principal  Balance of any Class of Certificates on any
Distribution Date.

                                       34

      Realized  Losses on the Mortgage  Loans shall be allocated to the REMIC I
Regular  Interests as follows:  (1) The interest portion of Realized Losses and
Net Interest  Shortfalls  on the Group II-1 Loans,  if any,  shall be allocated between the Class Y-1 and Class Z-1 Regular  Interests  pro rata  according  to the amount of interest accrued but unpaid thereon,  in reduction  thereof;  (2)
the  interest  portion of Realized  Losses and Net Interest  Shortfalls  on the
Group II-2 Loans,  if any,  shall be allocated  between the Class Y-2 and Class
Z-2 Regular  Interests  pro rata  according  to the amount of interest  accrued but  unpaid  thereon,  in  reduction  thereof;  (3)  the  interest  portion  of
Realized  Losses and Net Interest  Shortfalls on the Group II-3 Loans,  if any,
shall be allocated  between the Class Y-3 and Class Z-3 Regular  Interests  pro rata  according  to the  amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof;  and (4) the  interest  portion of Realized  Losses and Net
Interest  Shortfalls  on the  Group  II-4  Loans,  if any,  shall be  allocated between the Class Y-4 and Class Z-4 Regular  Interests  pro rata  according  to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such  Realized  Losses in excess of the  amount  allocated pursuant to the preceding  sentence shall be treated as a principal  portion of
Realized Losses not  attributable  to any specific  Mortgage Loan in such Group and allocated  pursuant to the succeeding  sentences.  The principal portion of
Realized  Losses with respect to the  Mortgage  Loans shall be allocated to the
REMIC I  Regular  Interests as follows:  (1) the principal  portion of Realized
Losses on the Group  II-1 Loans  shall be  allocated,  first,  to the Class Y-1
Regular  Interest to the extent of the Class Y-1 Principal  Reduction Amount in reduction of the  Uncertificated  Principal  Balance of such  Regular  Interest and,  second,  the  remainder,  if  any,  of  such  principal  portion  of such
Realized  Losses  shall be  allocated  to the Class  Z-1  Regular  Interest  in reduction of the  Uncertificated  Principal Balance thereof;  (2) the principal portion of Realized  Losses on the Group II-2 Loans shall be allocated,  first, to the Class Y-2  Regular  Interest  to the  extent of the Class Y-2  Principal
Reduction Amount in reduction of the  Uncertificated  Principal Balance of such
Regular  Interest  and,  second,  the  remainder,  if any,  of  such  principal portion of such  Realized  Losses  shall be  allocated to the Class Z-2 Regular
Interest in reduction of the  Uncertificated  Principal  Balance  thereof;  (3)
the  principal  portion of  Realized  Losses on the Group  II-3 Loans  shall be allocated,  first,  to the  Class Y-3  Regular  Interest  to the  extent of the
Class  Y-3  Principal  Reduction  Amount  in  reduction  of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the  remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the Class Z-3 Regular  Interest in  reduction of the  Uncertificated  Principal
Balance  thereof;  and (4) the  principal  portion  of  Realized  Losses on the
Group II-4 Loans shall be allocated,  first, to the Class Y-4 Regular  Interest to the extent of the Class Y-4 Principal  Reduction  Amount in reduction of the
Uncertificated  Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be
allocated   to  the  Class  Z-4   Regular   Interest   in   reduction   of  the
Uncertificated   Principal   Balance  thereof.   For  any  Distribution   Date,
reductions in the  Uncertificated  Principal  Balances of the Class Y and Class
Z Regular  Interest  pursuant  to this  definition  of  Realized  Loss shall be determined,  and  shall be deemed to  occur,  prior to any  reductions  of such
Uncertificated Principal Balances by distributions on such Distribution Date.

      Realized  Losses on the Mortgage Loans shall be allocated to the REMIC II
Regular  Interests as follows:  (1) The interest portion of Realized Losses and
Net  Interest  Shortfalls  on the Group I-1 Loans,  if any,  shall be allocated between the Class Y-I-1 and Class Z-I-1 Regular  Interests  pro rata  according to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof and (2) the interest  portion of Realized  Losses and Net  Interest  Shortfalls on the Group I-2 Loans,  if any,  shall be  allocated  between  the Class Y-I-2 and  Class  Z-I-2  Regular  Interests  pro  rata  according  to the  amount  of interest  accrued  but unpaid  thereon,  in  reduction  thereof.  Any  interest portion of such Realized Losses in excess of the amount  allocated  pursuant to the  preceding  sentence  shall be treated as a  principal  portion of Realized
Losses  not  attributable  to any  specific  Mortgage  Loan in such  Group  and allocated  pursuant  to the  succeeding  sentences.  The  principal  portion of
Realized  Losses with respect to the  Mortgage  Loans shall be allocated to the
REMIC II Regular  Interests as follows:  (1) the principal  portion of Realized

                                       35

Losses on the Group I-1 Loans  shall be  allocated,  first,  to the Class Y-I-1
Regular  Interest to the extent of the Class Y-I-1 Principal  Reduction  Amount in reduction of the  Uncertificated  Principal Balance of such Regular Interest and,  second,  the  remainder,  if  any,  of  such  principal  portion  of such
Realized  Losses  shall be  allocated  to the Class Z-I-1  Regular  Interest in
reduction  of  the  Uncertificated   Principal  Balance  thereof  and  (2)  the
principal  portion  of  Realized  Losses  on  the  Group  I-2  Loans  shall  be allocated,  first,  to the Class  Y-I-2  Regular  Interest to the extent of the
Class Y-I-2  Principal  Reduction  Amount in  reduction  of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the  remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the Class Z-I-2 Regular Interest in reduction of the  Uncertificated  Principal
Balance thereof.  For any Distribution  Date,  reductions in the Uncertificated
Principal  Balances  of the Class Y-I and Class Z-I Regular  Interest  pursuant to this  definition of Realized Loss shall be  determined,  and shall be deemed to occur,  prior to any reductions of such  Uncertificated  Principal  Balances by distributions on such Distribution Date.

      Record  Date:  For each Class of Group I  Certificates,  the Business Day
preceding  the  applicable   Distribution   Date  so  long  as  such  Class  of
Certificates  remains in book-entry form; and otherwise,  the close of business on the last Business Day of the month  immediately  preceding the month of such
Distribution  Date.  For each  Class of Group  II  Certificates,  the  close of business  on the last  Business  Day of the  month  immediately  preceding  the month of such Distribution Date.

      Reference Bank: A leading bank selected by the Securities Administrator that is engaged in transactions in Eurodollar deposits in the international
Eurocurrency market.

      Reference Bank Rate:  With respect to any Interest  Accrual  Period,  the arithmetic mean, rounded upwards,  if necessary,  to the nearest whole multiple of 0.03125%,  of the offered rates for United  States  dollar  deposits for one month that are quoted by the  Reference  Banks as of 11:00 a.m.,  New York City
time, on the related interest  determination  date to prime banks in the London interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of all Classes of Group I Offered
Certificates  for such  Interest  Accrual  Period,  provided  that at least two such  Reference  Banks  provide  such  rate.  If fewer than two  offered  rates appear,  the Reference Bank Rate will be the arithmetic mean,  rounded upwards, if necessary,  to the nearest whole  multiple of 0.03125%,  of the rates quoted by one or more  major  banks  in New  York  City,  selected  by the  securities administrator,  as of 11:00  a.m.,  New York City time,  on such date for loans in U.S.  dollars  to  leading  European  banks  for a  period  of one  month in amounts  approximately equal to the aggregate  Certificate Principal Balance of all Classes of Group I Offered Certificates.

      Reinvestment   Agreements:   One   or   more   reinvestment   agreements,
acceptable  to the Rating  Agencies,  from a bank,  insurance  company or other corporation or entity (including the Trustee).

      Related   Certificates   (A)  For  each   class  of  REMIC  III   Regular
Interests,  the Class or  Classes of  Certificates  show  opposite  the name of such REMIC III Regular Interest in the following table:

                                       36

----------------------------------------------------------------------
REMIC III Regular Interest          Classes of Certificates
----------------------------------------------------------------------
II-A-1                              II-A-1
----------------------------------------------------------------------
II-A-2                              II-A-2
----------------------------------------------------------------------
II-A-3                              II-A-3; II-X-1
----------------------------------------------------------------------
II-A-4                              II-A-4; II-X-1
----------------------------------------------------------------------
II-A-5                              II-A-5; II-X-2
----------------------------------------------------------------------
II-A-6                              II-A-6; II-X-2
----------------------------------------------------------------------
II-M-1                              II-M-1
----------------------------------------------------------------------
II-B-1                              II-B-1
----------------------------------------------------------------------
II-B-2                              II-B-2
----------------------------------------------------------------------
II-B-3                              II-B-3
----------------------------------------------------------------------
II-B-4                              II-B-4
----------------------------------------------------------------------
II-B-5                              II-B-5
----------------------------------------------------------------------
II-B-6                              II-B-6
----------------------------------------------------------------------

For each  class of  REMIC  IV  Regular  Interest,  , the  Class or  Classes  of
Certificates  show  opposite the name of such REMIC IV Regular  Interest in the following table:

----------------------------------------------------------------------
REMIC IV Regular Interest           Classes of Certificates
----------------------------------------------------------------------
I-A-1                               I-A-1
----------------------------------------------------------------------
I-A-2                               I-A-2
----------------------------------------------------------------------
I-A-3                               I-A-3
----------------------------------------------------------------------
I-A-4                               I-A-4
----------------------------------------------------------------------
I-M-1                               I-M-1
----------------------------------------------------------------------
I-M-2                               I-M-2
----------------------------------------------------------------------
I-B-1                               I-B-1
----------------------------------------------------------------------
I-B-2                               I-B-2
----------------------------------------------------------------------
X-P                                 X-P
----------------------------------------------------------------------
B-IO-I and B-IO-P                   B-IO
----------------------------------------------------------------------
II-A-1                              II-A-1
----------------------------------------------------------------------
II-A-2                              II-A-2
----------------------------------------------------------------------
II-A-3                              II-A-3
----------------------------------------------------------------------
II-A-4                              II-A-4
----------------------------------------------------------------------
II-X-1                              II-X-1
----------------------------------------------------------------------
II-A-5                              II-A-5
----------------------------------------------------------------------
II-A-6                              II-A-6
----------------------------------------------------------------------
II-X-2                              II-X-2
----------------------------------------------------------------------
II-M-1                              II-M-1
----------------------------------------------------------------------
II-B-1                              II-B-1
----------------------------------------------------------------------
II-B-2                              II-B-2
----------------------------------------------------------------------
II-B-3                              II-B-3
----------------------------------------------------------------------
II-B-4                              II-B-4
----------------------------------------------------------------------
II-B-5                              II-B-5
----------------------------------------------------------------------
II-B-6                              II-B-6
----------------------------------------------------------------------

                                       37

      Relief Act: The Servicemembers  Civil Relief Act, as amended,  or similar state law.

      Relief Act Mortgage  Loan:  Any Mortgage  Loan as to which the  Scheduled
Payment thereof has been reduced due to the application of the Relief Act.

      Remaining  Excess  Spread:  With respect to any  Distribution  Date,  the
Excess  Spread   remaining  after  the  distribution  of  the  Extra  Principal
Distribution Amount for such Distribution Date.

      Remaining  Pre-Funded  Amount:  With respect to any Loan Group, an amount equal to the  Pre-Funded  Amount for such Loan Group minus the amount  equal to
100% of the  aggregate  Stated  Principal  Balance of the  Subsequent  Mortgage
Loans transferred to such Loan Group during the Pre-Funding Period.

      REMIC: A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

      REMIC   Administrator:   The   Trustee;   provided   that  if  the  REMIC
Administrator  is found by a court of  competent  jurisdiction  to no longer be able to fulfill its  obligations  as REMIC  Administrator  under this Agreement the  Servicer or Trustee  acting as Servicer  shall  appoint a successor  REMIC
Administrator,  subject to  assumption of the REMIC  Administrator  obligations under this Agreement.

      REMIC  Interest:  Any of  REMIC I,  REMIC  II,  REMIC  III and  REMIC  IV
Interests.

      REMIC  Opinion:  An Opinion of  Independent  Counsel,  to the effect that the proposed action  described  therein would not, under the REMIC  Provisions,
(i) cause  any  2004-12  REMIC to fail to qualify as a REMIC  while any regular interest  in  such  2004-12  REMIC  is  outstanding,  (ii) result  in a tax  on prohibited  transactions with respect to any 2004-12 REMIC or  (iii) constitute a taxable contribution to any 2004-12 REMIC after the Startup Day.

      REMIC  Provisions:  The provisions of the federal income tax law relating to  REMICs,  which  appear at  Sections  860A  through  860G of the  Code,  and related  provisions and regulations  promulgated  thereunder,  as the foregoing may be in effect from time to time.

      REMIC Regular Interest:  Any of REMIC I, REMIC II, REMIC III and REMIC IV
Regular Interests.

      REMIC I:  The  segregated  pool of assets,  with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

      (a)  the Group II  Mortgage  Loans  and the  related  Mortgage  Files and collateral securing such Group II Mortgage Loans,

      (b)  all payments on and  collections in respect of the Group II Mortgage
Loans  due  after  the  Cut-off  Date as  shall  be on  deposit  in the  Master
Servicer  Collection  Account or in the Distribution  Account and identified as belonging to the Trust Fund,

                                       38

      (c)  property  that  secured a Group II  Mortgage  Loan and that has been acquired for the benefit of the  Certificateholders  by  foreclosure or deed in lieu of foreclosure,

      (d)  the  hazard  insurance   policies  and  Primary  Mortgage  Insurance
Policies, if any, relating to the Group II Mortgage Loans, and

      (e)  all proceeds of clauses (a) through (d) above.

      REMIC I  Available  Distribution  Amount:  For each of the  Group II Loan
Groups for any  Distribution  Date,  the  Available  Funds for such Loan Group, or, if the context so requires  the  aggregate of the  Available  Funds for all
Group II Loan Groups.

      REMIC I  Distribution  Amount:  For any  Distribution  Date,  the REMIC I
Available  Distribution  Amount  shall be  distributed  to the REMIC I  Regular
Interests  and the Class R  Residual  Interest  in the  following  amounts  and priority:

      (a) To the extent of the REMIC I  Available  Distribution  Amount for Loan
Group II-1:

           (i)  first,  to  Class  Y-1 and  Class  Z-1  Regular  Interests  and
      Component I   of   the   Class R    Certificates,    concurrently,    the
      Uncertificated  Interest for such Classes  remaining unpaid from previous
      Distribution  Dates,  pro rata  according to their  respective  shares of such unpaid amounts;

           (ii) second,  to the Class Y-1 and Class Z-1 Regular  Interests  and
      Component I   of   the   Class   R   Certificates,    concurrently,   the
      Uncertificated  Interest  for such  Classes for the current  Distribution
      Date, pro rata according to their respective Uncertificated Interest;

           (iii) third,  to Component I of the Class R  Certificates, until the
      Uncertificated Principal Balance thereof has been reduced to zero; and

           (iv) fourth, to the Class Y-1 and Class Z-1 Regular  Interests,  the
      Class Y-1  Principal  Distribution  Amount  and the  Class Z-1  Principal
      Distribution Amount, respectively.

      (b)  To the extent of the REMIC I Available  Distribution Amount for Loan
Group II-2:

           (i)  first,  to the  Class  Y-2 and  Class  Z-2  Regular  Interests,
      concurrently,  the  Uncertificated  Interest for such  Classes  remaining unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

           (ii) second,  to the  Class Y-2 and  Class  Z-2  Regular  Interests,
      concurrently,  the  Uncertificated  Interest  for  such  Classes  for the current  Distribution  Date,  pro  rata  according  to  their  respective
      Uncertificated Interest; and

                                       39

           (iii) third,  to the Class Y-2 and Class Z-2 Regular  Interests, the
      Class Y-2  Principal  Distribution  Amount  and the  Class Z-2  Principal
      Distribution Amount, respectively.

      (c)  To the extent of the REMIC I Available  Distribution Amount for Loan
Group II-3:

           (i)  first,  to the  Class  Y-3 and  Class  Z-3  Regular  Interests,
      concurrently,  the  Uncertificated  Interest for such  Classes  remaining unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

           (ii) second,  to the  Class Y-3 and  Class  Z-3  Regular  Interests,
      concurrently,  the  Uncertificated  Interest  for  such  Classes  for the current  Distribution  Date,  pro  rata  according  to  their  respective
      Uncertificated Interest; and

           (iii) third,  to the Class Y-3 and Class Z-3 Regular  Interests, the
      Class Y-3  Principal  Distribution  Amount  and the  Class Z-3  Principal
      Distribution Amount, respectively.

      (d)  To the extent of the REMIC I Available  Distribution Amount for Loan
Group II-4:

           (i)  first,  to the  Class  Y-4 and  Class  Z-4  Regular  Interests,
      concurrently,  the  Uncertificated  Interest for such  Classes  remaining unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

           (ii) second,  to the  Class Y-4 and  Class  Z-4  Regular  Interests,
      concurrently,  the  Uncertificated  Interest  for  such  Classes  for the current  Distribution  Date,  pro  rata  according  to  their  respective
      Uncertificated Interest; and

           (iii)third,  to the Class Y-4 and Class Z-4 Regular  Interests,  the
      Class Y-4  Principal  Distribution  Amount  and the  Class Z-4  Principal
      Distribution Amount, respectively.

      (e)  To the extent of the  REMIC I  Available  Distribution  Amounts  for
Loan  Group  II-1,  Loan  Group  II-2,  Loan Group II-3 and Loan Group II-4 for
such  Distribution  Date  remaining  after  payment of the amounts  pursuant to paragraphs  (a), (b), (c) and (d) of this  definition of "REMIC I  Distribution
Amount":

           (i)  first, to each Class of Class Y and Class Z Regular  Interests, pro  rata  according  to  the  amount  of  unreimbursed  Realized  Losses
      allocable  to  principal   previously   allocated  to  each  such  Class;
      provided,   however,  that  any  amounts  distributed  pursuant  to  this paragraph  (e)(i) of this  definition  of "REMIC I  Distribution  Amount"
      shall not cause a reduction in the  Uncertificated  Principal Balances of any of the Class Y and Class Z Regular Interests; and

                                       40

           (ii) second,  to the  Component I of the Class R  Certificates,  the
      Residual  Distribution Amount for Component I of the Class R Certificates
      for such Distribution Date.

      REMIC I  Interest:  The REMIC I Regular  Interests and Component I of the
Class R Certificates.

      REMIC I   Regular   Interest:   Any  of  the  separate   non-certificated
beneficial  ownership  interests  in REMIC I set forth in  Section 5.01(c)  and issued  hereunder  and  designated  as a "regular  interest"  in REMIC I.  Each
REMIC I  Regular   Interest  shall  accrue   interest  at  the   Uncertificated
Pass-Through Rate specified for such REMIC I Interest in  Section 5.01(c),  and shall be  entitled  to  distributions  of  principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated
Principal  Balance as set forth in  Section 5.01(c).  The  designations for the respective REMIC I Regular Interests are set forth in Section 5.01(c).

      REMIC II: (a) the Group I Mortgage  Loans and the related  Mortgage Files
 and collateral securing such Group I Mortgage Loans, (b)     all  payments  on
 and  collections  in respect  of the Group I Mortgage  Loans due after the Cut off Date as shall be on deposit in the Master Servicer  Collection  Account or in the  Distribution  Account and  identified  as belonging to the Trust Fund,
 (c)  property  that secured a Group I Mortgage Loan and that has been acquired for the benefit of the  Certificateholders  by  foreclosure or deed in lieu of
 foreclosure, (d)    the  hazard   insurance   policies  and  Primary  Mortgage
 Insurance Policies, if any, related to the Group I Mortgage Loans and (e)
 all proceeds of clauses (a) through (d) above.

      REMIC II Available  Distribution  Amount:  For any Distribution Date, the
Available  Funds  for  Loan  Group  II  or  if  the  context  so  requires  the respective  Available  Distribution  Amounts for Loan Group II-1 and Loan Group
II-2.

      REMIC II Distribution  Amount:  For any  Distribution  Date, the REMIC II
Available  Distribution  Amount shall be  distributed  by REMIC II to REMIC III on account of the REMIC II  Regular  Interests and to the Class R  Certificates
in respect of Component II thereof, in the following order of priority:

      (a) To the extent of the REMIC II Available  Distribution  Amount for Loan
Group I-1:

           (i)  first,  to Class  Y-I-1  and  Class  Z-I-1  Regular  Interests,
      concurrently,  the  Uncertificated  Interest for such  Classes  remaining unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

           (ii) second,  to the Class Y-I-1 and Class Z-I-1 Regular  Interests,
      concurrently,  the  Uncertificated  Interest  for  such  Classes  for the current  Distribution  Date,  pro  rata  according  to  their  respective
      Uncertificated Interest;

           (iii)third,  to the Class Y-I-1 and Class Z-I-1  Regular  Interests,
      the  Class  Y-I-1  Principal  Distribution  Amount  and the  Class  Z-I-1
      Principal Distribution Amount, respectively.

      (b)  To the  extent of the  REMIC II  Available  Distribution  Amount for
Loan Group I-2:

           (i)  first,  to the Class Y-I-2 and Class Z-I-2  Regular  Interests,
      concurrently,  the  Uncertificated  Interest for such  Classes  remaining unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

           (ii) second,  to the Class Y-I-2 and Class Z-I-2 Regular  Interests,
      concurrently,  the  Uncertificated  Interest  for  such  Classes  for the current  Distribution  Date,  pro  rata  according  to  their  respective
      Uncertificated Interest; and

                                       41

           (iii) third, to the Class Y-I-2 and Class Z-I-2  Regular  Interests,
      the  Class  Y-I-2  Principal  Distribution  Amount  and the  Class  Z-I-2
      Principal Distribution Amount, respectively.

      (c)  To the extent of the  REMIC II  Available  Distribution  Amounts for
Loan Group I-1 and Loan Group I-2 for such  Distribution  Date remaining  after payment of the amounts  pursuant to paragraphs  (a), and (b) of this definition of "REMIC II Distribution Amount":

           (i)  first,  to each  Class  of  Class  Y-I and  Class  Z-I  Regular
      Interests,  pro rata  according  to the amount of  unreimbursed  Realized
      Losses  allocable to principal  previously  allocated to each such Class;
      provided,   however,  that  any  amounts  distributed  pursuant  to  this paragraph  (c)(i) of this  definition of "REMIC II  Distribution  Amount"
      shall not cause a reduction in the  Uncertificated  Principal Balances of any of the Class Y-I and Class Z-I Regular Interests; and

           (ii) second,  to the Component II of the Class R  Certificates,  the
      Residual   Distribution   Amount   for   Component II   of  the  Class  R
      Certificates for such Distribution Date.

      REMIC II  Interests:  The REMIC II Regular  Interests and Component II of
the Class R Certificates.

      REMIC  II  Regular  Interests:   As  defined  in  Section 5.01(c).   Each
REMIC II  Regular   Interest  shall  accrue  interest  at  the   Uncertificated
Pass-Through  Rate  specified  for such REMIC II  Interest in  Section 5.01(c), and shall be entitled to distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated
Principal  Balance as set forth in  Section 5.01(c).  The  designations for the respective REMIC II Regular Interests are set forth in Section 5.01(c).

      REMIC III:  That group of assets  contained in the Trust Fund  designated as a REMIC  consisting of the REMIC I Regular  Interests,  the REMIC II Regular
Interests and any proceeds thereof.

                                       42

      REMIC III Available  Distribution  Amount: For any Distribution Date, the
amounts deemed  distributed  with respect to the REMIC I Regular  Interests and the REMIC II Regular Interests pursuant to Section 6.07.

      REMIC III Distribution  Amount:  For any Distribution Date, the REMIC III
Available  Distribution  Amount shall be  distributed  by REMIC III to REMIC IV on account of the REMIC III Regular  Interests and to the Class R  Certificates
in respect of Component III thereof, as follows:

     1.  From  the  portion  of the  REMIC  III  Available  Distribution  Amount attributable to distributions in respect of the REMIC I Regular  Interests, to each REMIC III Regular  Interest  that is related to one or more Classes of Group II  Certificates  in respect of  Uncertificated  Accrued  Interest thereon  and the  Uncertificated  Principal  Balance  thereof,  the  amount distributed  in respect of interest and  principal on the Related  Class or
     Classes of  Certificates  (with such  amounts  having the same  charater as interest,  principal or Subsequent Recoveries with respect to the REMIC III
     Regular  Interest as they have with respect to the Related  Certificate  or
     Certificates).  Any  remaining  amount  of that  portion  of the  REMIC III
     Available  Distribution  Amount shall be  distributed to the holders of the
     Class R Certificates in respect of Component III thereof.

     2.  From  the  portion  of the  REMIC  III  Available  Distribution  Amount attributable to distributions in respect of the REMIC II Regular Interests, amounts  received  from  REMIC  II  pursuant  to  paragraph  (c)(i)  of the definition of REMIC II Distribution  Amount shall be distributed  among the
     REMIC III Regular  Interests LT pro-rata  according the amount of REMIC III
     Realized  Losses  previously   allocated  to  such  Regular  Interests  and
     remaining unreimbursed and the remainder shall be distributed as follows:

          (a) From the portion  thereof  attributable  to the Group I-1 Mortgage
          Loans,  to REMIC IV as the holder of REMIC III Regular  Interest  LT1,
          REMIC III Regular  Interest LT2, REMIC III Regular Interest LT3, REMIC
          III Regular Interest LT4 and REMIC III Regular Interest LTY-I-1,

               (I) pro  rata,  in an amount  equal to (A)  their  Uncertificated
               Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof  remaining  unpaid from previous  Distribution
               Dates; and

               (II)  in an  amount  equal  to the  remainder  of the  REMIC  III
               Available   Distribution  Amount  after  the  distributions  made
               pursuant to clause (I) above, allocated as follows:

                    (A) in respect of the REMIC III Regular  Interest LT2, REMIC
                    III Regular Interest LT3, REMIC III Regular Interest LT4 and
                    REMIC  III  Regular  Interest   LTY-I-1,   their  respective
                    Principal Distribution Amounts;

                    (B) in respect  of the REMIC III  Regular  Interest  LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                                       43

                    (C) any  remainder  in  respect  of the  REMIC  III  Regular
                    Interest LT2,  REMIC III Regular  Interest LT3 and REMIC III
                    Regular Interest LT4, pro rata according to their respective
                    Uncertificated   Principal   Balances   as  reduced  by  the
                    distributions deemed made pursuant to (i) above, until their respective  Uncertificated Principal Balances are reduced to zero; and

                    (D) any  remaining  amounts  to the  Holders  of the Class R
                    Certificates in respect of Component III thereof.

     (b) From the portion thereof  attributable to the Group I-2 Mortgage Loans, to REMIC IV as the  holder of REMIC III  Regular  Interest  LT5,  REMIC III
     Regular  Interest LT6,  REMIC III Regular  Interest LT7,  REMIC III Regular
     Interest LT8 and REMIC III Regular Interest LTY-I-2,

          (I) pro rata, in an amount equal to (A) their  Uncertificated  Accrued
          Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

          (II) in an amount equal to the  remainder  of the REMIC III  Available
          Distribution  Amount after the  distributions  made pursuant to clause
          (I) above, allocated as follows:

               (A) in respect of the REMIC III Regular  Interest LT2,  REMIC III
               Regular  Interest LT3,  REMIC III Regular  Interest LT4 and REMIC
               III  Regular  Interest   LTY-I-2,   their  respective   Principal
               Distribution Amounts;

               (B)  in  respect  of the  REMIC  III  Regular  Interest  LT1  any remainder until the  Uncertificated  Principal Balance thereof is reduced to zero;

               (C) any  remainder  in respect of the REMIC III Regular  Interest
               LT2,  REMIC  III  Regular  Interest  LT3 and  REMIC  III  Regular
               Interest   LT4,   pro  rata   according   to   their   respective
               Uncertificated Principal Balances as reduced by the distributions deemed  made  pursuant  to  (i)  above,  until  their  respective
               Uncertificated Principal Balances are reduced to zero; and

               (D)  any  remaining  amounts  to  the  Holders  of  the  Class  R
               Certificates in respect of Component III thereof .

      REMIC III  Interests:  The REMIC III Regular  Interests and Component III
of the Class R Certificates.

      REMIC III  Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the  principal  balances of the  REMIC III  Regular  Interests
LT1, LT2, LT3,  LT4,  LT5,  LT6, LT7, LT8,  LTY-I-1 and LTY-I-2,  respectively, will  be  reduced  on such  Distribution  Date by the  allocation  of  Realized
Losses and the distribution of principal, determined as follows:

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

                                       44

      Y1 = the aggregate  principal  balance of the REMIC III Regular Interests
LT1 and LTY-I-1 after distributions on the prior Distribution Date

      Y2 = the principal  balance of the REMIC III  Regular  Interest LT2 after distributions on the prior Distribution Date.

      Y3 = the principal  balance of the REMIC III  Regular  Interest LT3 after distributions on the prior Distribution Date.

      Y4 = the principal  balance of the REMIC III  Regular  Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 =the aggregate of the REMIC III Regular Interest LT1 and LTY-I-1
Principal  Reduction Amounts. . Such amount shall be allocated first to LTY-I-1 up to the Class Y-I-1 Principal  Reduction  Amount and thereafter the remainder shall be allocated to LT1.

      ΔY2 =the REMIC III Regular Interest LT2 Principal Reduction Amount.

      ΔY3 =the REMIC III Regular Interest LT3 Principal Reduction Amount.

      ΔY4 =the REMIC III Regular Interest LT4 Principal Reduction Amount.

      P0 = the aggregate  principal  balance of the REMIC III Regular Interests
LT1,  LT2,  LT3, LT4 and LTY-I-1  after  distributions  and the  allocation  of
Realized Losses on the prior Distribution Date.

      P1 = the aggregate  principal  balance of the REMIC III Regular Interests
LT1,  LT2,  LT3, LT4 and LTY-I-1  after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date.

      ΔP = P0 - P1 = the aggregate of the REMIC III Regular Interests LT1,
LT2, LT3, LT4 and LTY-I-1 Principal Reduction Amounts.

      = the  aggregate  of the  principal  portions  of  Realized  Losses to be allocated and Principal  Funds to be distributed  with respect to the Group I-1
Mortgage Loans on such Distribution Date.

      R0 =  the Group I-1 Net WAC Cap Rate  (stated  as a monthly  rate)  after giving  effect to amounts  distributed  and  Realized  Losses  allocated on the prior Distribution Date.

      R1 =  the Group I-1 Net WAC Cap Rate  (stated  as a monthly  rate)  after giving  effect  to  amounts  to  be  distributed  and  Realized  Losses  to  be allocated on such Distribution Date.

      α  = (Y2 + Y3)/P0.  The initial value of α  on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 = the  lesser of (A) the sum of (1) the sum,  for all  Classes of
Group  I-1  Certificates,  of the  product  for each  Class of (i) the  monthly interest  rate (as limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions to be made on such Distribution Date and (ii) the aggregate  Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior  Distribution Date, (2) the sum, for all Classes of Group I Offered Subordinate Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable)  for such Class  applicable  for  distributions  to be made on such
Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the principal  balance of the
REMIC  II  Regular  Interest  Y-I-1  and  whose  denominator  is the sum of the principal  balances  of the REMIC II Regular  Interests  Y-I-1 and Y-I-2  after distributions  and the allocation of Realized Losses on the prior  Distribution
Date and (3) the  amount,  if any,  by which the sum of the  amounts in clauses
(A)(1),  (2) and (3) of the  definition  of  γ0  exceeds  S0 * Q0 and (B)
R0*P0.

      γ1 = the  lesser of (A) the sum of (1) the  sum,for  all  Classes of
Group  I-1  Certificates  of the  product  for each  Class  of (i) the  monthly interest  rate (as limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions  to be made on the next  succeeding  Distribution
Date and (ii) the aggregate  Certificate Principal Balance for such Class after distributions  and  the  allocation  of  Realized  Losses  to be  made  on such
Distribution Date, (2) the sum, for all Classes of Group I Offered  Subordinate
Certificates,  of the product for each Class of (i) the monthly  interest  rate
(as limited by the Net Rate Cap, if applicable)  for such Class  applicable for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-I-1 and whose  denominator  is the sum of the  principal  balances  of the REMIC II
Regular  Interests  Y-I-1 and Y-I-2 after  distributions  and the allocation of
Realized  Losses to be made on such  Distribution  Date and (3) the amount,  if any,  by which the sum of the  amounts  in clauses  (A)(1),  (2) and (3) of the definition of γ1 exceeds S1 * Q1 and (B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 =ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 =(α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 =αΔP - ΔY2; and

      ΔY4 =ΔY3.

      if  both  ΔY2  and  ΔY3,  as so  determined,  are  non-negative numbers. Otherwise:

      (1)  If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)  If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

      Y5 = the aggregate principal balance of the REMIC III Regular Interests
LT5 and LTY-I-2 after distributions on the prior Distribution Date.

      Y6 = the principal balance of the REMIC III Regular Interest LT6 after distributions on the prior Distribution Date.

      Y7 = the principal balance of the REMIC III Regular Interest LT7 after distributions on the prior Distribution Date.

      Y8 = the principal balance of the REMIC III Regular Interest LT8 after distributions on the prior Distribution Date (note:  Y7 = Y8).

      ΔY5 =the aggregate of the REMIC III Regular Interest LT5 and LTY-I-2
Principal Reduction Amounts.  Such amount shall be allocated first to LT-Y2 up to the Class Y2 Principal Reduction Amount and thereafter the remainder shall be allocated to LT5.

      ΔY6 =the REMIC III Regular Interest LT6 Principal Reduction Amount.

      ΔY7 =the REMIC III Regular Interest LT7 Principal Reduction Amount.

      ΔY8 =the REMIC III Regular Interest LT8 Principal Reduction Amount.

      Q0 = the aggregate principal balance of the REMIC III Regular Interests
LT5, LT6, LT7, LT8 and LTY-I-2 after distributions and the allocation of
Realized Losses on the prior Distribution Date.

      Q1 = the aggregate principal balance of the REMIC III Regular Interests
LT5, LT6, LT7, LT8, LT-Y1 and LTY-I-2 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

      ΔQ = Q0 - Q1 = the aggregate of the REMIC II Regular  Interests LT5,
LT6, LT7, LT8 and LTY-I-2 Principal Reduction Amounts.

      = the  aggregate  of the  principal  portions  of  Realized  Losses to be allocated,  and the Principal Funds to be distributed with respect to the Group
I-2  Mortgage  Loans on such  Distribution  Date  (including  distributions  in respect of accrued and unpaid interest on the Class B-IO Certificates for prior
Distribution Dates).

      S0 = the Group I-2 Net Rate Cap (stated as a monthly  rate) after  giving effect to  amounts  distributed  and  Realized  Losses  allocated  on the prior
Distribution Date.

      S1 = the Group I-2 Net Rate Cap (stated as a monthly  rate) after  giving effect to amounts to be distributed and Realized Losses to be allocated on such
Distribution Date.

      β  = (Y6 + Y7)/Q0.  The initial value of β  on the Closing Date for use on the first Distribution Date shall be 0.0001.

      Γ0 = the  lesser of (A) the sum of (1) the sum,  for all  Classes of
Group  I-2  Certificates  of the  product  for each  Class  of (i) the  monthly interest  rate (as limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions to be made on such Distribution Date and (ii) the aggregate  Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior  Distribution  Date, (2) for all
Classes of Group I Offered  Subordinate  Certificates  of the  product for each
Class of (i) the  monthly  interest  rate (as  limited by the Net Rate Cap,  if applicable)  for such Class  applicable  for  distributions  to be made on such
Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the principal  balance of the
REMIC  II  Regular  Interest  Y-I-2  and  whose  denominator  is the sum of the principal  balances  of the REMIC II Regular  Interests  Y-I-1 and Y-I-2  after distributions  and the allocation of Realized Losses on the prior  Distribution
Date and (3) the  amount,  if any,  by which the sum of the  amounts in clauses
(A)(1), (2) and (3) of the definition of γ0 exceeds R0 * P0 and (B) S0*Q0.

      Γ1  = the lesser of (A) the sum of (1) the sum,  for all  Classes of
Group  I-2  Certificates  of the  product  for each  Class  of (i) the  monthly interest  rate (as limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions  to be made on the next  succeeding  Distribution
Date and (ii) the aggregate  Certificate Principal Balance for such Class after distributions  and  the  allocation  of  Realized  Losses  to be  made  on such
Distribution  Date,  (2)  for  all  Classes  of  Group  I  Offered  Subordinate
Certificates of the product for each Class of (i) the monthly interest rate (as limited  by the Net Rate Cap,  if  applicable)  for such Class  applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-I-2 and whose  denominator  is the sum of the  principal  balances  of the REMIC II
Regular  Interests  Y-I-1 and Y-I-2 after  distributions  and the allocation of
Realized  Losses to be made on such  Distribution  Date and (3) the amount,  if any,  by which the sum of the  amounts  in clauses  (A)(1),  (2) and (3) of the definition of γ1 exceeds R1 * P1 and (B) S1*Q1.

      Then, based on the foregoing definitions:

      ΔY5 =ΔQ - ΔY6 - ΔY7 - ΔY8;

      ΔY6 =(β/2){(Γ0S1 - Γ1S0)/S0S1};

      ΔY7 =βΔQ - ΔY6; and

      ΔY8 =ΔY7.

      if  both  ΔY6  and  ΔY7,  as so  determined,  are  non-negative numbers. Otherwise:

      (1)  If ΔY6, as so determined, is negative, then

      ΔY6 = 0;

      ΔY7 = β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      (2)  If ΔY7, as so determined, is negative, then

      ΔY7 = 0;

      ΔY6 = β{Γ1S0Q0 - Γ0S1Q1}/{2S1S0Q1 -  Γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      REMIC III Realized Losses: For any Distribution Date,  Realized Losses on
the Group I-1  Mortgage  Loans for the related Due Period  shall be  allocated, as follows:  (i) the  interest  portion of Realized  Losses,  if any,  shall be allocated  pro rata to accrued  interest  on the  REMIC III  Regular  Interests
LT1,  LT2,  LT3,  LT4 and LTY-I-1 to the extent of such accrued  interest,  and
(ii) any  remaining  interest  portions  of Realized  Losses and any  principal portions  of  Realized  Losses  shall  be  treated  as  principal  portions  of
Realized  Losses and  allocated  (i) to the  REMIC III  Regular  Interest  LT2,
REMIC III  Regular  Interest LT3 and REMIC III  Regular  Interest LT4, pro rata according to their respective  Principal Reduction Amounts,  provided that such allocation to each of the REMIC III  Regular  Interest LT2,  REMIC III  Regular
Interest  LT3 and  REMIC III  Regular  Interest  LT4  shall  not  exceed  their respective  Principal  Reduction Amounts for such  Distribution  Date, and (ii)
any Realized  Losses not  allocated to any of REMIC III  Regular  Interest LT2,
REMIC III  Regular  Interest LT3 or REMIC III  Regular Interest LT4 pursuant to the  proviso  of  clause  (i) above  shall be  allocated  (i) to the  REMIC III
Regular  Interest  LTY-I-1  in  the  amount  that  such  Realized  Losses  were allocated  to the REMIC II Regular  Interest  Y-I-1 and (ii) the  remainder  to the REMIC III Regular Interest LT1.

      For any  Distribution  Date,  Realized  Losses on the Group I-2  Mortgage
Loans for the  related  Due Period  shall be  allocated,  as  follows:  (i) the interest  portion of Realized  Losses,  if any,  shall be allocated pro rata to accrued  interest on the  REMIC III  Regular  Interests  LT5, LT6, LT7, LT8 and
LTY-I-2  to the  extent  of such  accrued  interest,  and  (ii)  any  remaining interest  portions of Realized  Losses and any  principal  portions of Realized
Losses  shall  be  treated  as  principal   portions  of  Realized  Losses  and
allocated  (i)  to  the  REMIC III  Regular  Interest  LT6,  REMIC III  Regular
Interest LT7 and REMIC III  Regular  Interest LT8, pro rata  according to their respective  Principal Reduction Amounts,  provided that such allocation to each of the REMIC III  Regular  Interest  LT6,  REMIC III  Regular  Interest LT7 and
REMIC III  Regular  Interest  LT8 shall not exceed their  respective  Principal
Reduction  Amounts for such  Distribution  Date,  and (ii) any Realized  Losses not  allocated to any of REMIC III  Regular  Interest  LT6,  REMIC III  Regular
Interest  LT7 or  REMIC III  Regular  Interest  LT8  pursuant to the proviso of clause (i) above  shall be  allocated  (i) to the  REMIC III  Regular  Interest
LTY-I-2 in the amount that such  Realized  Losses were  allocated  to the REMIC
II  Regular  Interest  Y-I-2 and (ii) the  remainder  to the REMIC III  Regular
Interest LT5.

      For any  Distribution  Date,  Realized  Losses on the  Group II  Mortgage
Loans for the  related  Due Period  shall be  allocated,  as  follows:  to each
REMIC III Regular  Interest  that is related to one or more Classes of Group II
Certificates  in respect of  Uncertificated  Accrued  Interest  thereon and the
Uncertificated  Principal  Balance thereof,  the amount of such Realized Losses allocated  in  reduction  of interest  and  principal  on the Related  Class or
Classes  of  Certificates  (with  such  amounts  having  the same  charater  as interest or principal  with  respect to the REMIC III Regular  Interest as they have with respect to the Related Certificate or Certificates).

      REMIC  III  Regular  Interests:  Any  of  the  separate  non-certificated beneficial  ownership  interests in REMIC III set forth in Section 5.01(c)  and issued  hereunder  and  designated as a "regular  interest" in REMIC III.  Each
REMIC III  Regular  Interest  shall  accrue  interest  at  the   Uncertificated
Pass-Through Rate specified for such REMIC I Interest in  Section 5.01(c),  and shall be  entitled  to  distributions  of  principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated
Principal  Balance as set forth in  Section 5.01(c).  The  designations for the respective REMIC III Regular Interests are set forth in Section 5.01(c).

      REMIC III  Regular  Interests  LT: The REMIC III Regular  Interests  LT1,
LT2, LT3, LT4, LT5, LT6, LT7, LT8, LTY-I-1 and LTY-I-2.

      REMIC III  Regular  Interest LT1: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT1
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT1 on such  Distribution
Date.

      REMIC III  Regular  Interest LT2: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT2
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT2 on such  Distribution
Date.

      REMIC III  Regular  Interest LT3: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT3 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT3
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT3 on such  Distribution
Date.

      REMIC III  Regular  Interest LT4: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT4 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT4
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT4 on such  Distribution
Date.

      REMIC III  Regular  Interest LT5: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT5 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT5
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT5 on such  Distribution
Date.

      REMIC III  Regular  Interest LT6: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT6 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT6
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT6 on such  Distribution
Date.

      REMIC III  Regular  Interest LT7: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT7 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT7
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT7 on such  Distribution
Date.

      REMIC III  Regular  Interest LT8: A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest  at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III  Regular Interest LT8 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest LT8
Principal  Reduction  Amount  for such  Distribution  Date  over  the  Realized
Losses  allocated to the REMIC III  Regular  Interest LT8 on such  Distribution
Date.

      REMIC III Regular Interest LTY-I-1:  A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III Regular Interest LTY-I-1  Principal  Distribution  Amount:  For
any Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest
LTY-I-1  Principal  Reduction  Amount  for  such  Distribution  Date  over  the
Realized Losses  allocated to the REMIC III  Regular  Interest  LTY-I-1 on such
Distribution Date.

      REMIC III Regular Interest LTY-I-2:  A regular interest in REMIC III that is held as an asset of REMIC IV,  that has an initial  principal  balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated  REMIC III  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC III Regular Interest LTY-I-2  Principal  Distribution  Amount:  For
any Distribution  Date, the excess,  if any, of the REMIC III  Regular Interest
LTY-I-2  Principal  Reduction  Amount  for  such  Distribution  Date  over  the
Realized Losses  allocated to the REMIC III  Regular  Interest  LTY-I-2 on such
Distribution Date.

      REMIC IV:  That group of assets  contained  in the Trust Fund  designated as a REMIC  consisting  of the REMIC III  Regular  Interests  and any  proceeds thereof.
      REMIC IV Available  Distribution  Amount:  For any Distribution Date, the
amounts  deemed  distributed  with  respect to the REMIC III Regular  Interests pursuant to Section 6.07.

      REMIC IV Distribution  Amount:  For any  Distribution  Date, the REMIC IV
Available  Distribution  Amount shall be deemed  distributed by REMIC IV to the holders of the  Certificates  on account of the REMIC IV Regular  Interests and to the Class R  Certificates  in respect of Component  IV thereof,  as follows:
to  each  REMIC  IV  Regular  Interest  in  respect  of  Uncertificate  Accrued
Interest thereon and the Uncertificated  Principal Balance thereof,  the amount distributed  in respect of  interest  and  principal  on the  Related  Class or
Classes  of  Certificates  (with  such  amounts  having  the same  charater  as interest or  principal  with  respect to the REMIC IV Regular  Interest as they have  with  respect  to the  Related  Certificate  or  Certificates)  with  the following  exceptions:  (1) No amount  paid to any  Certificate  in  respect of any Basis Risk  Shortfall  Amount or Basis Risk Shortfall  Carryforward  Amount
shall be included  in the amount paid in respect of a related  REMIC IV Regular
Interest.  (2)  Amounts  paid in respect of Basis Risk  Shortfall  Amounts  and
Basis Risk  Shortfall  Carryforward  Amounts to the extent not derived from any
Cap  Contract  Amount shall be deemed paid to the Class B-IO-I REMIC IV Regular
Interest  in respect of accrued  and unpaid  interest  thereon.  Any  remaining amount of the REMIC IV Available  Distribution  Amount shall be  distributed to the holders of the Class R Certificates in respect of Component IV thereof.

      REMIC IV  Interests:  The REMIC IV Regular  Interests and Component IV of
the Class R Certificates.

      REMIC IV Regular Interests:  As defined in Section 5.01(c).

      REO Property:  A Mortgaged  Property acquired in the name of the Trustee, for the  benefit of  Certificateholders,  by  foreclosure  or  deed-in-lieu  of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase  Price:  With  respect to any  Mortgage  Loan (or any property acquired  with  respect  thereto)  required  to be  repurchased  by the  Seller pursuant to the Mortgage Loan Purchase  Agreement,  a Subsequent  Mortgage Loan
Purchase  Agreement  or Article II of this  Agreement,  an amount  equal to the excess  of (i) the sum of (a)  100% of the  Outstanding  Principal  Balance  of
such Mortgage Loan as of the date of  repurchase  (or if the related  Mortgaged
Property was acquired with respect thereto,  100% of the Outstanding  Principal
Balance at the date of the  acquisition),  (b) accrued  but unpaid  interest on the  Outstanding  Principal  Balance at the  related  Mortgage  Interest  Rate, through  and  including  the last day of the  month of  repurchase  and (c) any costs  and  damages  (if any)  incurred  by the  Trust in  connection  with any violation of such Mortgage  Loan of any predatory or abusive  lending laws over
(ii) any portion of the Master  Servicing  Compensation,  Monthly  Advances and
advances payable to the purchaser of the Mortgage Loan.

      Repurchase  Proceeds:   the  Repurchase  Price  in  connection  with  any
repurchase  of  a  Mortgage  Loan  by  the  Seller  and  any  cash  deposit  in connection with the substitution of a Mortgage Loan.

      Request for Release:  A request for release in the form  attached  hereto as Exhibit D.

      Required  Insurance  Policy:  With  respect  to any  Mortgage  Loan,  any insurance  policy  which is required to be  maintained  from time to time under this Agreement with respect to such Mortgage Loan.

      Reserve Fund:  The separate  trust account  created and maintained by the
Trustee pursuant to Section 4.06 hereof.

      Residual  Certificates:  The  Class R  Certificates,  consisting  of four
components--Component   I,   Component   II,   Component   III  and   Component
IV--respectively  representing ownership of the sole class of residual interest in each of REMIC I, REMIC II, REMIC III and REMIC IV.

      Responsible  Officer:  Any officer assigned to the Corporate Trust Office
(or any  successor  thereto),  including  any Vice  President,  Assistant  Vice
President,  Trust Officer,  any Assistant  Secretary,  any trust officer or any other  officer  of the  Trustee  customarily  performing  functions  similar to those  performed  by any of the above  designated  officers  and having  direct responsibility  for  the  administration  of  this  Agreement,  and  any  other officer of the Trustee to whom a matter arising hereunder may be referred.

      Rolling Three-Month  Delinquency Average:  With respect to a Distribution
Date,   the  average  of  the   Monthly   Delinquency   Percentages   for  that
Distribution  Date  and  each of the  immediately  preceding  two  Distribution
Dates.

      Rule  144A   Certificate:   The  certificate  to  be  furnished  by  each
purchaser  of a  Private  Certificate  (which is also a  Physical  Certificate)
which  is  a  Qualified   Institutional   Buyer  as  defined  under  Rule  144A
promulgated  under the Securities Act,  substantially  in the form set forth as
Exhibit F-2 hereto.

      S&P:  Standard & Poor's, a division of The McGraw-Hill Companies,
Inc., and its successors in interest.

      Scheduled Payment:  With respect to any Mortgage Loan and any Due Period, the  scheduled  payment or payments of  principal  and interest due during such
Due Period on such  Mortgage  Loan which  either is payable by a  Mortgagor  in such  Due  Period  under  the  related  Mortgage  Note  or,  in the case of REO
Property, would otherwise have been payable under the related Mortgage Note.

      Scheduled Principal:  The principal portion of any Scheduled Payment.

      Securities Act:  The Securities Act of 1933, as amended.

      Securities  Administrator:  Wells Fargo Bank,  National  Association,  or
its  successor  in  interest,   or  any  successor   securities   administrator
appointed as herein provided.

      Securities  Legend:  "THIS  CERTIFICATE  HAS NOT  BEEN  AND  WILL  NOT BE
REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS  AMENDED  (THE  "SECURITIES
ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING
THIS  CERTIFICATE,  AGREES  THAT THIS  CERTIFICATE  MAY BE  REOFFERED,  RESOLD,
PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN COMPLIANCE  WITH THE  SECURITIES ACT
AND  OTHER  APPLICABLE  LAWS AND ONLY  (1)  PURSUANT  TO RULE  144A  UNDER  THE
SECURITIES  ACT ("RULE 144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES
IS A QUALIFIED  INSTITUTIONAL  BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),
PURCHASING  FOR ITS OWN ACCOUNT OR A QIB  PURCHASING  FOR THE ACCOUNT OF A QIB,
WHOM THE HOLDER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,  RESALE,  PLEDGE
OR  OTHER  TRANSFER  IS  BEING  MADE  IN  RELIANCE  ON  RULE  144A  OR  (2)  IN
CERTIFICATED  FORM  TO  AN  "INSTITUTIONAL   ACCREDITED  INVESTOR"  WITHIN  THE
MEANING  THEREOF IN RULE  501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE
ACT OR  ANY  ENTITY  IN  WHICH  ALL  OF THE  EQUITY  OWNERS  COME  WITHIN  SUCH
PARAGRAPHS  PURCHASING  NOT FOR  DISTRIBUTION  IN VIOLATION  OF THE  SECURITIES
ACT,  SUBJECT TO (A) THE  RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY  IN
THE FORM  PROVIDED IN THE  AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH
OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE,  PLEDGE OR
TRANSFER IS IN COMPLIANCE  WITH THE  SECURITIES ACT AND OTHER  APPLICABLE  LAWS
OR IN EACH  CASE IN  ACCORDANCE  WITH  ALL  APPLICABLE  SECURITIES  LAWS OF THE
UNITED STATES AND ANY OTHER APPLICABLE  JURISDICTION.  THIS CERTIFICATE MAY NOT
BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF
THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS  AMENDED,  AND/OR
SECTION 4975 OF THE INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED (THE  "CODE"),
or by a person using "PLAN  assets" of a Plan,  UNLESS THE PROPOSED  TRANSFEREE
PROVIDES  THE  TRUSTEE  WITH AN  OPINION  OF  COUNSEL  FOR THE  BENEFIT  OF THE
TRUSTEE,  MASTER  SERVICER AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY
MAY RELY  WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT  THE  PURCHASE  OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR
RESULT  IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406  OF  THE
EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION 4975
OF THE CODE AND WILL NOT  SUBJECT  THE  MASTER  SERVICER,  THE  TRUSTEE  OR THE
SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

      Security Instrument:  A written instrument creating a valid first lien on a Mortgaged  Property  securing a Mortgage  Note,  which may be any  applicable form of  mortgage,  deed  of  trust,  deed to  secure  debt or  security  deed, including any riders or addenda thereto.

      Seller:  EMC, as mortgage  loan seller under the Mortgage  Loan  Purchase
Agreement and the related Subsequent Mortgage Loan Purchase Agreement.

      Senior  Certificates:  The Class I-A-1,  Class I-A-2,  Class I-A-3, Class
I-A-4, Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-A-4, Class II-X-1,
Class II-A-5, Class II-A-6 and Class II-X-2 Certificates.

      Senior  Enhancement  Percentage:   As  to  each  Distribution  Date,  the
percentage  equivalent of a fraction,  the numerator of which is the sum of (i)
the aggregate of the Certificate  Principal  Balance of the Class I-M-1,  Class
I-M-2,    Class   I-B-1   and   Class   I-B-2   Certificates   and   (ii)   the
Overcollateralization  Amount,  in each case  after  taking  into  account  the
distribution   of  the   related   Principal   Distribution   Amounts  on  such
Distribution  Date,  and the  denominator  of  which  is the  aggregate  Stated
Principal Balance of the Group I Mortgage Loans for such Distribution Date .

      Senior Optimal Principal  Amount:  With respect to each Distribution Date and a  Certificate  Group  related  to a Loan Group in Loan Group II, an amount equal  to the  sum,  without  duplication,  of the  following  (but in no event greater  than the  aggregate  Certificate  Principal  Balances  of the  related
Certificate Group immediately prior to such Distribution Date):

           (i)  the related Senior  Percentage of the principal  portion of all
Scheduled  Payments due on each  Outstanding  Mortgage Loan in the related Loan
Group on the  related Due Date as  specified  in the  amortization  schedule at
the  time  applicable   thereto  (after   adjustments  for  previous  Principal
Prepayments but before any adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar  waiver or  grace  period  if  the  related  Distribution  Date  occurs  prior  to  the
Cross-over Date);

           (ii) the  related  Senior   Prepayment   Percentage  of  the  Stated
Principal  Balance of  Mortgage  Loan in the  related  Loan Group which was the subject of a  Principal  Prepayment  in full  received  by the Master  Servicer during the related Prepayment Period;

           (iii)the  related  Senior  Prepayment  Percentage  of  amount of all
Principal  Prepayments  in part  allocated to principal  received by the Master
Servicer  during the  related  Prepayment  Period in  respect to each  Mortgage
Loan in the related Loan Group;

           (iv) the lesser of (a) the related Senior  Prepayment  Percentage of the sum of (A) all Net  Liquidation  Proceeds  allocable to principal  received in respect  of each  Mortgage  Loan in the  related  Loan  Group that  became a
Liquidated  Mortgage  Loan during the  related  Prepayment  Period  (other than
Mortgage  Loans  described  in the  immediately  following  clause (B)) and all
Subsequent  Recoveries  received in respect of each Liquidated Mortgage Loan in the  related  Loan  Group  during  the  related  Due  Period and (B) the Stated
Principal  Balance of each such Mortgage Loan  purchased by an insurer from the
Trust  during the related  Prepayment  Period  pursuant to the related  Primary
Mortgage  Insurance  Policy,  if any, or otherwise  and (b) the related  Senior
Percentage  of the sum of (A) the Stated  Principal  Balance  of each  Mortgage
Loan in the related Loan Group which became a Liquidated  Mortgage  Loan during the related  Prepayment  Period (other than the Mortgage Loans described in the immediately  following  clause (B)) and all Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage Loan in the related Loan Group during the related Due Period and (B) the Stated  Principal  Balance of each such Mortgage
Loan that was  purchased  by an  insurer  from the  Trust  during  the  related
Prepayment  Period pursuant to the related Primary Mortgage  Insurance  Policy, if any or otherwise;

           (v)  any amount  allocated  to the  Available  Funds of the  related
Loan Group pursuant to Section 6.01.2(a)(H); and

           (vi) the related Senior Prepayment  Percentage of the sum of (a) the
Stated  Principal  Balance of each Mortgage Loan in the related Loan Group that was  repurchased by the Seller in connection  with such  Distribution  Date and
(b) the excess,  if any, of the Stated Principal  Balance of a Mortgage Loan in
the related  Loan Group that has been  replaced by the Seller with a substitute
Mortgage Loan  pursuant to the Mortgage  Loan Purchase  Agreement in connection with  such  Distribution  Date  over  the  Stated  Principal  Balance  of  such substitute Mortgage Loan.

      Senior  Percentage:  With respect to each Certificate  Group related to a
Loan  Group  in  Loan  Group  II,  initially   92.25%.   With  respect  to  any
Distribution  Date and a  Certificate  Group  related  to a Loan  Group in Loan
Group II, the lesser of (i) 100% and (ii) the  percentage  obtained by dividing the  aggregate  Certificate  Principal  Balance of the Senior  Certificates  in
such Certificate  Group  immediately  preceding such  Distribution  Date by the aggregate  Stated  Principal  Balance of the Mortgage Loans in the related Loan
Group as of the beginning of the related Due Period.

      Senior  Prepayment  Percentage:  With  respect  to  a  Certificate  Group related to a Loan Group in Loan Group II and any  Distribution  Date  occurring during the periods set forth below, as follows:

Period (dates inclusive)       Senior Prepayment Percentage

December 2004 - November 2011  100%

December 2011 - November 2012  Senior  Percentage  for the related  Certificate
                               Group  plus  70% of the  Subordinate  Percentage
                               for the related Loan Group.
December 2012 - November 2013  Senior  Percentage  for the related  Certificate
                               Group  plus  60% of the  Subordinate  Percentage
                               for the related Loan Group.
December 2013 - November 2014  Senior  Percentage  for the related  Certificate
                               Group  plus  40% of the  Subordinate  Percentage
                               for the related Loan Group.
December 2014 - November 2015  Senior  Percentage  for the related  Certificate
                               Group  plus  20% of the  Subordinate  Percentage
                               for the related Loan Group.
December 2015 and thereafter   Senior  Percentage  for the related  Certificate
                               Group

      In  addition,  no  reduction of the Senior  Prepayment  Percentage  shall occur  on any  Distribution  Date  unless,  as of  the  last  day of the  month preceding such  Distribution  Date, (A) the aggregate Stated Principal  Balance of the Group II Mortgage  Loans in all Loan Groups in Loan Group II  delinquent
60 days or more  (including  for this purpose any such Group II Mortgage  Loans in  foreclosure  and Group II Mortgage  Loans with respect to which the related
Mortgaged  Property  has been  acquired by the Trust),  averaged  over the last six months, as a percentage of the sum of the aggregate  Certificate  Principal
Balance of the Group II Subordinate  Certificates  does not exceed 50%; and (B)
cumulative  Realized  Losses on the Group II Mortgage  Loans in all Loan Groups
in Loan  Group II do not exceed (a) 30% of the  Original  Group II  Subordinate
Principal  Balance if such  Distribution  Date  occurs  between  and  including
December 2011 and November  2012,  (b) 35% of the Original Group II Subordinate
Principal  Balance if such  Distribution  Date  occurs  between  and  including
December 2012 and November  2013,  (c) 40% of the Original Group II Subordinate
Principal  Balance if such  Distribution  Date  occurs  between  and  including
December 2013 and November  2014,  (d) 45% of the Original Group II Subordinate
Principal  Balance if such  Distribution  Date  occurs  between  and  including
December  2014  and  November  2015,  and  (e)  50% of the  Original  Group  II
Subordinate  Principal  Balance  if such  Distribution  Date  occurs  during or after December 2015.

      In addition,  if on any  Distribution  Date the  weighted  average of the
Subordinate  Percentages  is equal to or  greater  than two times the  weighted average of the initial  Subordinate  Percentages,  and (a) the aggregate Stated
Principal  Balance  of  the  Group  II  Mortgage  Loans  for  all  Loan  Groups
delinquent  60 days or more  (including  for this  purpose  any  such  Mortgage
Loans in  foreclosure  and such Group II Mortgage  Loans with  respect to which the related Mortgaged  Property has been acquired by the Trust),  averaged over the last six months,  as a percentage  of the aggregate  Certificate  Principal
Balance  of the  Group II  Subordinate  Certificates  does not  exceed  50% and
(b)(i) on  or prior  to the  Distribution  Date in  November  2007,  cumulative
Realized  Losses on the  Group II  Mortgage  Loans for all Loan  Groups in Loan
Group II as of the end of the  related  Prepayment  Period do not exceed 20% of the  Original  Group  II  Subordinate  Principal  Balance  and  (ii) after  the
Distribution  Date in November 2007 cumulative  Realized Losses on the Group II
Mortgage  Loans  for all  Loan  Groups  in Loan  Group  II as of the end of the
related  Prepayment  Period  do  not  exceed  30%  of  the  Original  Group  II
Subordinate  Principal  Balance,  then,  the Senior  Prepayment  Percentage for such  Distribution  Date will equal the Senior  Percentage for the related Loan
Group;  provided,  however,  if  on  such  Distribution  Date  the  Subordinate
Percentage  is equal to or  greater  than two  times  the  initial  Subordinate
Percentage  on or prior to the  Distribution  Date  occurring in November  2007 and the above  delinquency  and loss tests are met, then the Senior  Prepayment
Percentage  for the related  Loan Group for such  Distribution  Date will equal the related Senior Percentage plus 50% of the related Subordinate Percentage.

      Notwithstanding   the  foregoing,   if  on  any  Distribution   Date  the
percentage,  the  numerator  of which is the  aggregate  Certificate  Principal
Balance  of  the  Group  II  Senior  Certificates  immediately  preceding  such
Distribution  Date,  and the  denominator  of  which  is the  Stated  Principal
Balance of the Group II Mortgage  Loans as of the  beginning of the related Due
Period,  exceeds such percentage as of the Cut-Off Date, the Senior  Prepayment
Percentage for the Senior Certificates will equal 100%.

      Servicers:   Cendant,   Countrywide  Servicing,   EMC,  EverHome,  GMACM,
SouthTrust, Waterfield and their respective permitted successors and assigns.

      Servicer  Remittance  Date:  With respect to each Mortgage Loan, the date set forth in the Servicing Agreement.

      Servicing   Agreement:   Each  of  the   Cendant   Servicing   Agreement,
Countrywide  Servicing Agreement,  EMC Servicing Agreement,  EverHome Servicing
Agreement,  GMACM  Servicing  Agreement,  SouthTrust  Servicing  Agreement  and
Waterfield Servicing Agreement.

      Servicing Fee: As to any Mortgage Loan and  Distribution  Date, an amount equal to the  product  of (i) the  Stated  Principal  Balance of such  Mortgage
Loan  as of  the  Due  Date  in  the  preceding  calendar  month  and  (ii) the
Servicing Fee Rate.

      Servicing  Fee Rate:  As to any  Mortgage  Loan,  a per annum rate as set forth in the Mortgage Loan Schedule.

      Servicing  Officer:  The President or a Vice  President or Assistant Vice
President or other  authorized  officer of the Master  Servicer  having  direct responsibility  for  the  administration  of  this  Agreement,  and  any  other authorized  officer of the Master  Servicer to whom a matter arising  hereunder may be referred.

      SouthTrust:   SouthTrust  Mortgage  Corporation,  and  its  successor  in interest.

      SouthTrust  Servicing Agreement:  The Purchase,  Warranties and Servicing
Agreement dated as of November 1, 2002,  between EMC and  SouthTrust,  attached hereto as Exhibit H-6.

      Special Hazard Loss: A Realized Loss  attributable  to damage or a direct physical loss  suffered by a mortgaged  property  (including  any Realized Loss due to the presence or suspected  presence of  hazardous  wastes or  substances on a  mortgaged  property)  other  than any such  damage or loss  covered  by a hazard  policy  or a  flood  insurance  policy  required  to be  maintained  in respect  of such  mortgaged  property  under the  Agreement  or any loss due to normal wear and tear or certain other causes.

      Startup Day:  November 30, 2004.

      Stated  Principal  Balance:  With respect to any Group I Mortgage Loan or related REO Property  and any  Distribution  Date,  the  Outstanding  Principal
Balance  thereof  as of the  Cut-off  Date  minus the sum of (i) the  principal portion  of the  Scheduled  Payments  due with  respect to such  Mortgage  Loan
during  each  Due  Period   ending  prior  to  such   Distribution   Date  (and
irrespective  of  any  delinquency  in  their  payment),   (ii)  all  Principal
Prepayments  with respect to such  Mortgage  Loan  received  prior to or during the  related  Prepayment  Period,  and all  Liquidation  Proceeds to the extent applied by the related  Servicer as recoveries of principal in accordance  with this  Agreement  or the  applicable  Servicing  Agreement  with respect to such
Mortgage  Loan,  that were received by the related  Servicer as of the close of
business  on  the  last  day  of  the   Prepayment   Period   related  to  such
Distribution  Date  and  (iii)  any  Realized  Losses  on  such  Mortgage  Loan incurred  prior  to  or  during  the  related  Prepayment  Period.  The  Stated
Principal  Balance  of a  Liquidated  Mortgage  Loan  equals  zero.  References herein to the Stated  Principal  Balance of a Loan Group at any time shall mean the  aggregate  Stated  Principal  Balance of all  Mortgage  Loans in such Loan
Group.

      With  respect to any Group II  Mortgage  Loan on any  Distribution  Date,
(i) the  unpaid  principal  balance  of such  Mortgage  Loan as of the close of business on the related Due Date (taking  account of the  principal  payment to be made on such Due Date and  irrespective  of any delinquency in its payment), as  specified  in the  amortization  schedule  at  the  time  relating  thereto
(before  any  adjustment  to  such  amortization  schedule  by  reason  of  any bankruptcy or similar  proceeding  occurring after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium  or similar  waiver or grace period)
and less (ii) any  Principal  Prepayments  (including the principal  portion of
Net Liquidation  Proceeds)  received during or prior to the related  Prepayment
Period;  provided that the Stated  Principal  Balance of a Liquidated  Mortgage
Loan is zero.

      Stepdown  Date:  The  earlier  to occur of (i) the  Distribution  Date on which the  Certificate  Principal  Balance  of the Class I-A  Certificates  has
been reduced to zero and (ii) the later to occur of (a) the  Distribution  Date in December  2007 and (b) the first  Distribution  Date on which the sum of the aggregate  Certificate  Principal  Balance  of the Class  I-M-1,  Class  I-M-2,
Class I-B-1 and Class I-B-2 Certificates and the  Overcollateralization  Amount
divided  by the  Stated  Principal  Balance  of the  Mortgage  Loans  for  such
Distribution Date is greater than or equal to 13.30%.

      Subordinate  Balance:  For any Loan  Group,  the excess of the  aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  in  such  Group  over  the aggregate  Certificate  Principal  Balance  of the Senior  Certificates  in the
related Certificate Group.

      Subordinate  Certificate  Writedown Amount:  With respect to the Group II
Subordinate  Certificates and as to any Distribution  Date, the amount by which
(i)  the  sum  of  the   Certificate   Principal   Balances  of  the  Group  II
Certificates  (after  giving  effect to the  distribution  of principal and the allocation  of  applicable  Realized  Losses in  reduction  of the  Certificate
Principal  Balances of the Group II  Certificates  on such  Distribution  Date)
exceeds (y) the aggregate  Stated  Principal  Balances of the Group II Mortgage
Loans on the Due Date related to such Distribution Date.
      Subordinate  Certificates:  The Group I Subordinate  Certificates and the
Group II Subordinate Certificates.

      Subordinate  Optimal Principal  Amount:  With respect to any Distribution
Date and any Loan Group in Loan Group II, an amount  equal to the sum,  without duplication,  of the  following  (but in no event  greater  than the  aggregate
Certificate  Principal  Balance  of  the  Group  II  Subordinate   Certificates
immediately prior to such Distribution Date):

      (i) the related  Subordinate  Percentage of the principal  portion of all
Scheduled  Payments due on each  Outstanding  Mortgage Loan in the related Loan
Group on the related Due Date as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  Principal  Prepayments but  before  any  adjustment  to such  amortization  schedule  by reason of any bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period);

      (ii)  the  related  Subordinate   Prepayment  Percentage  of  the  Stated
Principal  Balance of each Mortgage Loan in the related Loan Group that was the subject of a  Principal  Prepayment  in full  received  by the Master  Servicer during the related Prepayment Period;

      (iii) the related Subordinate  Prepayment Percentage of the amount of all
Principal Prepayments in part received by the Master Servicer in respect to the
Mortgage Loan in the related Loan Group during the related Prepayment Period;

      (iv) the excess, if any, of (a) all Net Liquidation Proceeds allocable to principal  received  during the  related  Prepayment  Period in respect of each
Liquidated  Mortgage  Loan  in  the  related  Loan  Group  and  all  Subsequent
Recoveries  received  in respect of each  Liquidated  Mortgage  Loan during the related Due Period over (b) the sum of the amounts  distributable to the Senior
Certificates  in the related  Certificate  Group pursuant to clause (iv) of the definition of Senior Optimal Principal Amount on such Distribution Date;

      (v) the related Subordinate  Prepayment  Percentage of the sum of (a) the
Stated  Principal  Balance of each Mortgage Loan in the related Loan Group that was purchased by the Seller in connection with such  Distribution  Date and (b)
the difference, if any, between the Stated Principal Balance of a Mortgage Loan in the  related  Loan  Group  that  has  been  replaced  by the  Seller  with a
Substitute  Mortgage Loan  pursuant to the Mortgage Loan Purchase  Agreement in connection with such  Distribution  Date over the Stated  Principal  Balance of such Substitute Mortgage Loan; and

      (vi) on the Distribution Date on which the Certificate Principal Balances of the  Senior  Certificates  in the  related  Certificate  Group have all been reduced to zero,  100% of the Senior Optimal  Principal  Amount for the related
Loan  Group.  After  the  aggregate   Certificate   Principal  Balance  of  the
Subordinate  Certificates  has been reduced to zero,  the  Subordinate  Optimal
Principal Amount shall be zero.

      Subordinate  Percentage:  With  respect to a Loan Group  included in Loan
Group II on any  Distribution  Date,  100% minus the Senior  Percentage for the related Certificate Group.

      Subordinate  Prepayment  Percentage:  With respect to a Loan Group on any
Distribution  Date,  100%  minus  the  Senior  Prepayment  Percentage  for  the related Certificate Group.

      Subsequent  Cut-off Date:  With respect to the Subsequent  Mortgage Loans sold to the Trust pursuant to a Subsequent  Transfer  Instrument,  the later of
(i) the first day of the month in which the related  Subsequent  Transfer  Date occurs or (ii) the date of origination of such Mortgage Loan.

      Subsequent  Mortgage Loans:  The Mortgage Loans which will be acquired by the Trust  during  the  Pre-Funding  Period  with  amounts  on  deposit  in the
Pre-Funding  Account,  which  Mortgage  Loans will be held as part of the Trust
Fund.

      Subsequent Mortgage Loan Purchase Agreement:  The agreements between EMC, as seller,  and Structured  Asset  Mortgage  Investments II Inc., as purchaser, and all amendments thereof and supplements  thereto,  regarding the transfer of the Subsequent  Mortgage Loans by EMC to Structured Asset Mortgage  Investments
II Inc., a form of which is attached as Exhibit K.

      Subsequent  Recoveries:  As of any  Distribution  Date,  amounts received during  the  related  Due  Period by the Master  Servicer  (net of any  related expenses  permitted  to be  reimbursed  pursuant  to  Section  4.03) or surplus amounts held by the Master  Servicer to cover  estimated  expenses  (including,
but  not  limited  to,  recoveries  in  respect  of  the   representations  and
warranties   made  by  the  Seller  pursuant  to  the  Mortgage  Loan  Purchase
Agreement)   specifically   related  to  a  Liquidated  Mortgage  Loan  or  the
disposition  of an REO  Property  prior to the related  Prepayment  Period that resulted  in  a  Realized  Loss,  after  liquidation  or  disposition  of  such
Mortgage Loan.

      Subsequent  Transfer  Date:  With  respect  to each  Subsequent  Transfer
Instrument,  the date on which the related  Subsequent  Mortgage Loans are sold to the Trust.

      Subsequent  Transfer  Instrument:  Each Subsequent  Transfer  Instrument,
dated  as of a  Subsequent  Transfer  Date,  executed  by  the  Trustee  at the written  direction of the Seller and  substantially in the form attached hereto as Exhibit L, by which  Subsequent  Mortgage Loans are transferred to the Trust
Fund.

      Substitute  Mortgage  Loan:  A  mortgage  loan  tendered  to the  Trustee pursuant  to the  related  Servicing  Agreement,  the  Mortgage  Loan  Purchase
Agreement,  a Subsequent  Mortgage Loan Purchase  Agreement or  Section 2.04 of
this  Agreement,  as  applicable,  in each case,  (i) which has an  Outstanding
Principal  Balance not greater nor  materially  less than the Mortgage Loan for which it is to be  substituted;  (ii) which  has a Mortgage  Interest  Rate and
Net Rate not less than,  and not materially  greater than,  such Mortgage Loan;
(iii) which  has a  maturity  date not  materially  earlier  or later than such
Mortgage  Loan and not later  than the  latest  maturity  date of any  Mortgage
Loan;  (iv)  which is of the same  property  type  and  occupancy  type as such
Mortgage  Loan;  (v)  which has a  Loan-to-Value  Ratio  not  greater  than the
Loan-to-Value Ratio of such Mortgage Loan;  (vi) which is current in payment of principal  and interest as of the date of  substitution;  (vii) as to which the payment  terms do not vary in any material  respect  from the payment  terms of the Mortgage  Loan for which it is to be  substituted  and  (viii) which  has a
Gross  Margin,  Periodic  Rate Cap and Maximum  Lifetime  Mortgage Rate no less than  those of such  Mortgage  Loan,  has the same Index and  interval  between
Interest  Adjustment  Dates  as such  Mortgage  Loan,  and a  Minimum  Lifetime
Mortgage Rate no lower than that of such Mortgage Loan.

      Substitution  Adjustment  Amount: The amount, if any, required to be paid by the  Mortgage  Loan Seller to the  Trustee  for deposit in the  Distribution
Account  pursuant to Section  2.04 in  connection  with the  substitution  of a
Mortgage Loan.

      Tax Administration  and Tax Matters Person: The Securities  Administrator
and  any   successor   thereto  or   assignee   thereof   shall  serve  as  tax
administrator  hereunder  and as agent for the Tax Matters  Person.  The Holder of the  largest  percentage  interest  of each Class of  Residual  Certificates shall be the Tax Matters  Person for the related  REMIC,  as more  particularly set forth in Section 9.12 hereof.

      Termination  Purchase  Price:  The  price,  calculated  as set  forth  in
Section 10.01,  to be paid in  connection  with the  repurchase of the Mortgage
Loans pursuant to Section 10.01.

      Trigger Event: A Trigger Event exists with respect to a Distribution
Date on or after the Stepdown Date if either (i) the related Rolling
Three-Month Delinquency Average exceeds 50% of the related Senior Enhancement
Percentage or (ii) the percentage of the cumulative amount of Realized Losses on the Group I Mortgage Loans as of such date of determination is greater than the applicable percentage listed below of the aggregate Stated Principal
Balances of the Group I Mortgage Loans as of the Closing Date:

                         Months  Percentage
                        37 - 48    0.75%
                        49 - 60    1.00%
                         61-72     1.50%
                          73+      1.50%
      Trust Fund or Trust:  The corpus of the trust created by this  Agreement,
consisting   of  the  Mortgage   Loans  and  the  other  assets   described  in
Section 2.01(a).

      Trustee:  JPMorgan  Chase Bank,  N.A., or its  successor in interest,  or any successor trustee appointed as herein provided.

      2004-12 REMIC: Any of REMIC I, REMIC II, REMIC III and REMIC IV.

      Uncertificated  Interest:  With respect to each REMIC Regular Interest on each  Distribution  Date,  an  amount  equal  to one  month's  interest  at the related  Uncertificated  Pass-Through  Rate  on  the  Uncertificated  Principal
Balance of such REMIC  Regular  Interest.  In each case,  for  purposes  of the
distributions,   Uncertificated  Interest  will  be  reduced  by  the  interest portion of any Realized  Losses and Net  Interest  Shortfalls  allocated,  with respect  to the REMIC I Regular  Interests,  to such  REMIC  Regular  Interests pursuant to the  definition  of Realized  Losses,  with respect to the REMIC II
Regular  Interests,  to such REMIC Regular Interests pursuant to the definition of REMIC II  Realized  Losses  and,  with  respect  to the  REMIC  III  Regular
Interests  and  REMIC  IV  Regular   Interests,   to  the  Related  Classes  of
Certificates.

      Uncertificated  Pass-Through  Rate: With respect to any Distribution Date and REMIC  Interest,  the  Pass-Through  Rate of each such REMIC  Interest  set forth in Section 5.01(c).

      Uncertificated  Principal Balance:  The amount of any REMIC I,  REMIC II,
REMIC  III  or  REMIC  IV  Regular  Interest  outstanding  as of  any  date  of determination.  As of the Closing Date, the  Uncertificated  Principal  Balance
of each REMIC I  Regular  Interest  shall equal the amount set forth in Section
5.01(c)(i)  as  its  Initial   Uncertificated   Principal   Balance.   On  each
Distribution  Date,  the  Uncertificated  Principal  Balance  of  each  REMIC I
Regular  Interest  shall be reduced by the sum of (i) the principal  portion of
Realized Losses  allocated to the REMIC I Regular  Interests in accordance with the  definition of Realized  Loss and (ii) the amounts  deemed  distributed  on each  Distribution  Date  in  respect  of  principal  on the  REMIC  I  Regular
Interests   pursuant   to  Section   6.07.   As  of  the  Closing   Date,   the
Uncertificated  Principal  Balance  of each  REMIC II  Regular  Interest  shall equal  the  amount  set forth in the  Section  5.01(c)  hereto  as its  Initial
Uncertificated    Principal   Balance.   On   each   Distribution   Date,   the
Uncertificated  Principal  Balance of each REMIC II  Regular  Interest shall be reduced,  first,  by the portion of Realized  Losses  allocated in reduction of the Certificate  Principal  Balances thereof on such Distribution Date pursuant
to  the   definition  of  Realized  Loss  and,   second,   the  amounts  deemed
distributed on each  Distribution  Date in respect of principal on the REMIC II
Regular  Interests  pursuant  to Section  6.07.  As of the  Closing  Date,  the
Uncertificated  Principal  Balance of each  REMIC III  Regular  Interest  shall equal the amount set forth in the  Section  5.01(c)(iii)  hereto as its Initial
Uncertificated    Principal   Balance.   On   each   Distribution   Date,   the
Uncertificated  Principal  Balance of each REMIC III Regular  Interest shall be reduced,  first, by the portion of Realized Losses  allocated  thereto pursuant to the definition of REMICIII  Realized Losses on such  Distribution  Date and, second,  by all  distributions  of principal  deemed made  thereon  pursuant to
Section  6.07  and  the  definition  of  REMIC  III  Distribution  Amount.  The
Uncertificated  Principal  Balance of each REMIC III Rebulat  interest shall be increased  by  Subsequent  Recoveries  to the same  extent  that  the  Class or
Classes  of Related  Cerftificates  have their  Certificate  Principal  Balance
increased  by  such  Subsequent  Recoveries.   As  of  the  Closing  Date,  the
Uncertificated  Principal  Balance  of each  REMIC IV  Regular  Interest  shall equal the amount set forth in the  Section  5.01(c)(iv)  hereto as its  Initial
Uncertificated    Principal   Balance.   On   each   Distribution   Date,   the
Uncertificated  Principal  Balance of each REMIC IV Regular  Interest  shall be reduced,  first,  by the portion of Realized  Losses  allocated in reduction of the  Certificate  Principal  Balances of the Related Classes of Certificates on
such  Distribution  Date and, second, by all distributions of principal made on such Related Classes of Certificates on such  Distribution  Date and shall have its  Uncertificated  Principal  Balance  increased by Subsequent  Recoveries to the same extent that such  Subsequent  Recoveries  are applied to increase  the
Prinpal of the Related Classes of Certificates.

      Undercollateralized  Amount:  With respect any Certificate  Group in Loan
Group II and  Distribution  Date,  the excess of (i) the aggregate  Certificate
Principal  Balance of such  Certificate  Group over (ii) the  aggregate  Stated
Principal Balance of the Group II Mortgage Loans in the related Loan Group.

      Undercollateralized  Certificate  Group:  With  respect any  Distribution
Date,   a   Certificate   Group  in  Loan  Group  II  for  which  the   related
Undercollateralized  Amount  (calculated on such Distribution Date after giving effect  to  distributions  to  be  made  thereon  (other  than  amounts  to  be distributed  pursuant  to  Section  6.01.2(a)(K)  on such  Distribution  Date))
exceeds zero.

      Uninsured Cause:  Any cause of damage to a Mortgaged  Property or related
REO Property such that the complete  restoration of such Mortgaged  Property or related  REO  Property  is  not  fully  reimbursable  by the  hazard  insurance policies required to be maintained  pursuant the Servicing  Agreement,  without regard to whether or not such policy is maintained.

      United  States  Person:  A citizen or  resident of the United  States,  a corporation  or  partnership  (including an entity  treated as a corporation or partnership  for  federal  income tax  purposes)  created or  organized  in, or under the laws of, the United  States or any state  thereof or the  District of
Columbia  (except,  in the case of a  partnership,  to the extent  provided  in regulations),  provided that, for purposes solely of the Class R  Certificates, no  partnership  or other entity  treated as a  partnership  for United  States federal  income tax purposes  shall be treated as a United States Person unless all  persons  that own an  interest  in such  partnership  either  directly  or through any entity that is not a corporation  for United States  federal income tax purposes are United  States  Persons,  or an estate whose income is subject to United States federal  income tax regardless of its source,  or a trust if a court within the United  States is able to exercise  primary  supervision  over the  administration  of the trust and one or more such  United  States  Persons have the authority to control all  substantial  decisions of the trust.  To the extent  prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued,  a trust which was in existence on August 20,  1996 (other than a trust  treated  as owned by the  grantor  under  subpart  E of part I of subchapter  J of  chapter 1 of the  Code),  and which was  treated  as a United
States  person on  August 20,  1996 may elect to  continue  to be  treated as a
United States person notwithstanding the previous sentence.

      Unpaid Realized Loss Amount:  With respect to any Distribution Date and a
Class of Group I Offered  Certificates,  is the excess of (i) Applied  Realized
Loss   Amounts   with   respect  to  such  Class  over  (ii)  the  sum  of  all
distributions  in  reduction  of  the  Applied  Realized  Loss  Amounts  on all previous  Distribution  Dates.  Any amounts  distributed  to a class of Group I
Offered  Certificates  in respect of any Unpaid  Realized  Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

      Waterfield:  Union  Federal Bank of  Indianapolis,  and its  successor in interest.

      Waterfield Servicing  Agreement:  Amended and Restated Forward Commitment
Flow Mortgage Loan Purchase and Servicing  Agreement  dated as of March 4, 2003 between EMC and Waterfield, attached hereto as Exhibit H-7.

      Weighted Average Group Pass-Through Rate: With respect to Loan Group I-1, the weighted  average of the  Pass-Through  Rates on the Group I-1 Certificates
and the Group I Subordinate  Certificates,  weighted, in the case the the Group
I-1 Senior Certificates, on the basis of their respective Certificate Principal
Balances and, in the case the the Group I-1  Subordinate  Certificates,  on the basis of the product of (i) their respective Certificate Principal Balances and
(ii) the  Subordinate  Balance  for Loan  Group I-1  divided  by the  aggregate
Subordinate Balance of the Group I Subordinate Certificates.  With respect to a
Loan Group in Loan Group II, the related Group Net Rate

      Wells  Fargo:  Wells Fargo Bank,  National  Association,  as successor by merger to Wells Fargo Home Mortgage, Inc., and its successor in interest.

      Wells Fargo  Servicing  Agreement:  The Master  Seller's  Warranties  and
Servicing  Agreement,  dated as of April  1,  2003,  as  amended  by the  First
Amendment to the Master Seller's Warranties and Servicing Agreement,  dated May
10, 2004, between Wells Fargo and EMC as attached hereto as Exhibit H-8.

                                  ARTICLE II
                         Conveyance of Mortgage Loans;
                       Original Issuance of Certificates

      Section 2.01  Conveyance of Mortgage Loans to Trustee.  (a) The Depositor
concurrently  with  the  execution  and  delivery  of  this  Agreement,  sells, transfers  and assigns to the Trust without  recourse all its right,  title and interest in and to (i) the  Mortgage  Loans  identified  in the  Mortgage  Loan
Schedule,  including all interest and principal due with respect to the Initial
Mortgage Loans after the Cut-off Date and the  Subsequent  Mortgage Loans after the related  Subsequent  Cut-off  Date,  as the case may be, but  excluding any payments of  principal  and interest due on or prior to the Cut-off Date or the related  Subsequent Cut-off Date, as the case may be; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be  credited  to the Master  Servicer  Collection  Account,  (iii) such  assets relating  to the  Mortgage  Loans  as  from  time  to  time  may be held by the
Servicers in Protected  Accounts,  the Master  Servicer in the Master  Servicer
Collection  Account and the Trustee in the Distribution  Account,  (iv) any REO
Property,  (v) the Required  Insurance Policies and any amounts paid or payable by the insurer  under any  Insurance  Policy (to the extent the mortgagee has a claim  thereto),  (vi) the Mortgage Loan Purchase  Agreement and the Subsequent
Mortgage Loan  Purchase  Agreement to the extent  provided in Section  2.03(a),
(vii) the rights with respect to the  Servicing  Agreements  as assigned to the
Trustee on behalf of the  Certificateholders  by the Assignment  Agreements and
(viii) such  assets as shall from time to time be  credited or are  required by the terms of this  Agreement  to be credited to the  Pre-Funding  Account,  the
Interest Coverage Account and the Distribution Account and (ix) any proceeds of the foregoing.  Although it is the intent of the parties to this Agreement that the  conveyance  of the  Depositor's  right,  title and  interest in and to the
Mortgage  Loans and other assets in the Trust Fund  pursuant to this  Agreement shall  constitute  a purchase  and sale and not a loan,  in the event that such conveyance  is deemed to be a loan,  it is the  intent of the  parties  to this
Agreement  that the Depositor  shall be deemed to have granted to the Trustee a first priority  perfected  security  interest in all of the Depositor's  right, title and interest in, to and under the Mortgage  Loans and other assets in the
Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

      (b) In  connection  with the above  transfer and  assignment,  the Seller hereby deposits with the Trustee or the Custodian,  as its agent,  with respect to each Mortgage Loan:

      (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator thereof to the  Person  endorsing  it to the  Trustee,  or lost note  affidavit together with a copy of the related Mortgage Note,

      (ii) the original  Mortgage  and, if the related  Mortgage  Loan is a MOM
Loan, noting the presence of the MIN and language indicating that such Mortgage
Loan is a MOM Loan,  which shall have been  recorded (or if the original is not available,  a copy),  with evidence of such recording  indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form),

      (iii)  unless the Mortgage  Loan is a MOM Loan,  a certified  copy of the assignment  (which may be in the form of a blanket  assignment  if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase
Bank,  N.A.,  as  Trustee",  with  evidence of  recording  with respect to each
Mortgage  Loan in the name of the  Trustee  thereon  (or if  clause  (w) in the proviso below  applies or for Mortgage  Loans with respect to which the related
Mortgaged Property is located in a state other than Maryland,  Tennessee, South
Carolina,  Mississippi and Florida,  or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form),

      (iv)  all  intervening   assignments  of  the  Security  Instrument,   if
applicable  and only to the extent  available to the Depositor with evidence of recording thereon,

      (v) the  original  or a copy of the  policy  or  certificate  of  primary mortgage guaranty insurance, to the extent available, if any,

      (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, and

      (vii)  originals  of  all  modification  agreements,  if  applicable  and available.

provided,  however,  that in lieu of the  foregoing,  the Depositor may deliver the  following  documents,  under the  circumstances  set forth  below:  (w) in lieu  of the  original  Security  Instrument,  assignments  to the  Trustee  or
intervening   assignments   thereof  which  have  been  delivered,   are  being
delivered  or will,  upon  receipt of  recording  information  relating  to the
Security   Instrument   required  to  be  included  thereon,  be  delivered  to
recording  offices for  recording  and have not been  returned to the Depositor in time to  permit  their  delivery  as  specified  above,  the  Depositor  may deliver a true copy  thereof  with a  certification  by the  Depositor,  on the face of such  copy,  substantially  as  follows:  "Certified  to be a true  and correct copy of the original,  which has been  transmitted for recording";  (x)
in lieu of the Security  Instrument,  assignment to the Trustee or  intervening assignments  thereof, if the applicable  jurisdiction  retains the originals of such  documents  (as  evidenced by a  certification  from the Depositor to such effect) the Depositor may deliver  photocopies of such documents  containing an original  certification by the judicial or other governmental  authority of the jurisdiction  where such documents were recorded;  and (y) the Depositor  shall
not  be  required  to  deliver   intervening   assignments   or  Mortgage  Note
endorsements  between the Seller and the  Depositor,  and between the Depositor and the Trustee; and provided,  further,  however, that in the case of Mortgage
Loans which have been  prepaid in full after the Cut-off  Date and prior to the
Closing  Date,  and in the case of  Subsequent  Mortgage  Loans which have been prepaid  in full after the  related  Subsequent  Cut-off  Date and prior to the related  Subsequent  Transfer Date,  the  Depositor,  in lieu of delivering the above documents,  may deliver to the Trustee or the Custodian,  as its agent, a certification  to such effect and shall  deposit all amounts paid in respect of such Mortgage Loans in the Master  Servicer  Collection  Account on the Closing
Date  or the  related  Subsequent  Transfer  Date,  as the  case  may  be.  The
Depositor  shall  deliver  such  original  documents  (including  any  original documents as to which  certified  copies had previously  been delivered) to the
Trustee or the  Custodian,  as its  agent,  promptly  after they are  received.
The  Depositor  shall  cause  the  Seller,  at  its  expense,   to  cause  each
assignment  of the Security  Instrument to the Trustee to be recorded not later than 180 days  after the  Closing  Date or the  Subsequent  Transfer  Date,  as
applicable,  unless  (a)  such  recordation  is  not  required  by  the  Rating
Agencies or an Opinion of Counsel  addressed  to the Trustee has been  provided to the Trustee  (with a copy to the  Custodian)  which states that  recordation of such  Security  Instrument  is not required to protect the  interests of the
Certificateholders  in the related  Mortgage Loans or (b) MERS is identified on the  Mortgage  or on a properly  recorded  assignment  of the  Mortgage  as the mortgagee  of record  solely as nominee  for the Seller and its  successor  and assigns;  provided,  however,  that  each  assignment  shall be  submitted  for recording  by the Seller in the manner  described  above,  at no expense to the
Trust or the  Trustee or the  Custodian,  as its agent,  upon the  earliest  to occur of:  (i) reasonable  direction by the Holders of Certificates  evidencing
Fractional  Undivided  Interests  aggregating  not less than 25% of the  Trust,
(ii) the  occurrence  of  an  Event  of  Default,  (iii) the  occurrence  of  a bankruptcy,  insolvency  or  foreclosure  relating  to the  Seller and (iv) the occurrence  of a  servicing  transfer  as  described  in  Section 8.02  hereof.
Notwithstanding  the  foregoing,  if the  Seller  fails  to  pay  the  cost  of recording  the  assignments,  such  expense will be paid by the Trustee and the
Trustee shall be reimbursed  for such expenses by the Trust in accordance  with
Section 9.05.

      (c)  The Depositor  hereby  assigns to the Trustee its security  interest in and to any  Additional  Collateral,  its right to receive  amounts due or to become due in respect of any  Additional  Collateral  pursuant  to the  related
Servicing Agreement.

      Section 2.02  Acceptance  of Mortgage  Loans by Trustee.  (a) The Trustee
acknowledges  the sale,  transfer and assignment of the Trust Fund to it by the
Depositor and receipt of, subject to further  review and the  exceptions  which may be noted pursuant to the procedures  described  below, and declares that it holds,  the  documents  (or certified  copies  thereof)  delivered to it or the
Custodian,  as its agent,  pursuant to Section 2.01,  and declares that it will
continue  to  hold  those  documents  and  any   amendments,   replacements  or
supplements  thereto and all other assets of the Trust Fund  delivered to it as
Trustee in trust for the use and benefit of all  present and future  Holders of the  Certificates.  On the Closing Date,  with respect to the Initial  Mortgage
Loans, or the Subsequent Transfer Date, with respect to the Subsequent Mortgage
Loans,  the  Custodian,  with  respect to the  related  Mortgage  Loans,  shall acknowledge  with  respect to each  related  Mortgage  Loan by  delivery to the
Depositor  and the Trustee of an Initial  Certification  receipt of the related
Mortgage File,  but without review of such Mortgage File,  except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or within
90 days  of the  Subsequent  Transfer  Date,  with  respect  to the  Subsequent
Mortgage  Loans, or with respect to any Substitute  Mortgage Loan,  within five
Business  Days after the  receipt by the  Trustee or  Custodian  thereof),  the
Trustee agrees, for the benefit of the  Certificateholders,  to review or cause to be reviewed by the Custodian on its behalf (under the Custodial  Agreement), each Mortgage File  delivered to it and to execute and deliver,  or cause to be
executed  and   delivered,   to  the  Depositor  and  the  Trustee  an  Interim
Certification.  In  conducting  such  review,  the  Trustee or  Custodian  will ascertain whether all required  documents have been executed and received,  and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage  Loans it has  received,  as  identified  in the Mortgage  Loan
Schedule.  In performing any such review, the Trustee or the Custodian,  as its agent, may conclusively  rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the  Custodian,  as its agent,  finds any document  constituting part  of the  Mortgage  File  has  not  been  executed  or  received,  or to be unrelated,  determined on the basis of the Mortgagor name,  original  principal balance and loan number, to the Initial Mortgage Loans identified in Exhibit B, or the  Subsequent  Mortgage  Loans  identified  on  Exhibit  1 to the  related
Subsequent Transfer  Instrument,  as the case may be, or to appear defective on its face (a "Material  Defect"),  the Trustee or the  Custodian,  as its agent, shall promptly notify the Seller. In accordance with the Mortgage Loan Purchase
Agreement or the Subsequent Mortgage Loan Purchase  Agreement,  as the case may be, the Seller shall  correct or cure any such defect  within  ninety (90) days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and if the  Seller  fails to  correct  or cure the  defect  within  such period,  and such defect  materially and adversely affects the interests of the
Certificateholders  in the related Mortgage Loan, the Trustee or the Custodian, as its agent,  shall enforce the Seller's  obligation  pursuant to the Mortgage
Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement,  as
the  case  may be,  within  90  days  from  the  Trustee's  or the  Custodian's notification,  to purchase such Mortgage Loan at the Repurchase Price; provided that,  if  such  defect  would  cause  the  Mortgage  Loan to be  other  than a
"qualified  mortgage" as defined in Section  860G(a)(3)  of the Code,  any such cure or  repurchase  must  occur  within 90 days from the date such  breach was discovered;  provided,  however,  that if such  defect  relates  solely  to the inability  of the  Seller  to  deliver  the  original  Security  Instrument  or intervening  assignments  thereof, or a certified copy because the originals of such  documents,  or a certified  copy have not been returned by the applicable jurisdiction,  the Seller shall not be required to purchase  such Mortgage Loan if the Seller delivers such original  documents or certified copy promptly upon receipt,  but in no event  later  than 360 days after the  Closing  Date or the
Subsequent Transfer Date, as applicable.  The foregoing  repurchase  obligation shall not apply in the event that the Seller  cannot  deliver such  original or copy of any  document  submitted  for  recording to the  appropriate  recording office  in the  applicable  jurisdiction  because  such  document  has not been returned by such  office;  provided  that the Seller  shall  instead  deliver a recording  receipt  of  such  recording  office  or,  if  such  receipt  is not available,  a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected  by the Seller  within  thirty  days of its  receipt  of the  original recorded document.

      (b) No later than 180 days after the Closing  Date (or within 180 days of the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, or with respect to any Substitute  Mortgage Loan,  within five Business Days after the  receipt  by the  Trustee or the  Custodian  thereof),  the  Trustee or the
Custodian,   as   its   agent,   will   review,   for   the   benefit   of  the
Certificateholders,  the  Mortgage  Files  delivered to it and will execute and deliver or cause to be executed and  delivered to the Depositor and the Trustee a Final Certification. In conducting such review, the Trustee or the Custodian, as its agent,  will ascertain  whether an original of each document required to be recorded  has been  returned  from the  recording  office  with  evidence of recording  thereon or a certified  copy has been  obtained  from the  recording office. If the Trustee or the Custodian, as its agent, finds a Material Defect, the Trustee or the Custodian,  as its agent,  shall promptly  notify the Seller
(provided,  however, that with respect to those documents described in Sections
2.01(b)(iv),  (v) and (vii),  the Trustee's and Custodian's  obligations  shall extend only to the documents actually delivered to the Trustee or the Custodian pursuant to such  Sections).  In  accordance  with the Mortgage  Loan  Purchase
Agreement or the Subsequent Mortgage Loan Purchase  Agreement,  as the case may be, the Seller  shall  correct or cure any such defect  within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material
Defect and if the Seller is unable to cure such defect within such period,  and
if  such  defect   materially  and  adversely  affects  the  interests  of  the
Certificateholders  in the related Mortgage Loan, the Trustee shall enforce the
Seller's   obligation  under  the  Mortgage  Loan  Purchase  Agreement  or  the
Subsequent Mortgage Loan Purchase  Agreement,  as the case may be, to provide a
Substitute  Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase  Price;  provided,  however,  that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined  in  Section  860G(a)(3)  of the Code,  any such  cure,  repurchase  or substitution  must  occur  within  90  days  from  the  date  such  breach  was discovered;  provided,  further,  that if such  defect  relates  solely  to the inability  of the  Seller  to  deliver  the  original  Security  Instrument  or intervening  assignments thereof, or a certified copy, because the originals of such  documents or a certified  copy,  have not been returned by the applicable jurisdiction,  the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such original  documents or certified copy promptly upon receipt,  but in no event  later  than 360 days after the  Closing  Date or the
Subsequent Transfer Date, as applicable.  The foregoing  repurchase  obligation shall not apply in the event that the Seller  cannot  deliver such  original or copy of any  document  submitted  for  recording to the  appropriate  recording office  in the  applicable  jurisdiction  because  such  document  has not been returned by such  office;  provided  that the Seller  shall  instead  deliver a recording  receipt  of  such  recording  office  or,  if  such  receipt  is not available,  a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected  by the Seller  within  thirty  days of its  receipt  of the  original recorded document.

      (c) In the event  that a  Mortgage  Loan is  purchased  by the  Seller in accordance  with Sections  2.02(a) or (b) above,  the Seller shall remit to the
Master  Servicer  the  Repurchase  Price for  deposit  in the  Master  Servicer
Collection Account and the Seller shall provide to the Securities Administrator and the Trustee written notification detailing the components of the Repurchase
Price.  Upon deposit of the Repurchase Price in the Master Servicer  Collection
Account, the Depositor shall notify the Trustee and the Custodian,  as agent of the  Trustee  (upon  receipt of a Request  for Release in the form of Exhibit D attached  hereto with  respect to such  Mortgage  Loan),  shall  release to the
Seller the related  Mortgage File and the Trustee shall execute and deliver all instruments  of transfer or assignment,  without  recourse,  representation  or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage  Loan.  Such purchase shall be deemed to have occurred on the date on which the Repurchase  Price in available  funds is received by the Trustee.  The Trustee shall amend the Mortgage  Loan  Schedule, which was  previously  delivered  to it by the  Depositor  in a form  agreed to between the Depositor  and the Trustee,  to reflect such  repurchase  and shall promptly  notify the Rating Agencies and the Master Servicer of such amendment.
The obligation of the Seller to repurchase any Mortgage Loan as to which such a defect in a  constituent  document  exists shall be the sole remedy  respecting such  defect  available  to the  Certificateholders  or to the Trustee on their behalf.

      Section  2.03  Assignment  of  Interest  in the  Mortgage  Loan  Purchase
Agreement and Subsequent  Mortgage Loan Purchase  Agreement.  (a) The Depositor
hereby assigns to the Trustee, on behalf of the Certificateholders,  all of its right,  title and  interest in the Mortgage  Loan  Purchase  Agreement  and the
Subsequent Mortgage Loan Purchase  Agreement,  including but not limited to the
Depositor's rights and obligations pursuant to the Servicing Agreements (noting that  the  Seller  has  retained  the  right  in the  event  of  breach  of the representations,  warranties and covenants, if any, with respect to the related
Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies).  The obligations  of the  Seller to  substitute  or  repurchase,  as  applicable,  a
Mortgage Loan shall be the Trustee's  and the  Certificateholders'  sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the  Trustee  and the  Certificateholders  or shall  execute  such further documents as the Trustee may reasonably  require in order to enable the
Trustee to carry out such enforcement.

      (b) If the Depositor,  the Master  Servicer,  or the Trustee  discovers a breach of any of the  representations  and warranties set forth in the Mortgage
Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement,  as
the case may be, which breach materially and adversely affects the value of the interests of  Certificateholders  or the Trustee in the related  Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material  respects  or,  subject to the  Mortgage  Loan  Purchase
Agreement,  the Subsequent  Mortgage Loan Purchase Agreement or Section 2.04 of
this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired  with respect  thereto from the Trustee;  provided,  however,  that if there is a breach of any representation set forth in the Mortgage Loan Purchase
Agreement,  the Subsequent  Mortgage Loan Purchase Agreement or Section 2.04 of
this Agreement,  as applicable,  and the Mortgage Loan or the related  property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the  Repurchase  Price,  any  excess of the  Repurchase  Price  over the Net
Liquidation  Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the  Repurchase  Price,  any  excess  shall be paid to the Seller to the extent not required by law to be paid to the  borrower.)  Any such  purchase by the Seller shall be made by providing an amount equal to the  Repurchase  Price to the Master  Servicer for deposit in the Master Servicer  Collection  Account and written notification detailing the components of such Repurchase Price. The
Depositor  shall notify the Trustee and submit to the Trustee or the Custodian, as its agent,  a Request for Release,  and the Trustee  shall  release,  or the
Trustee  shall  cause the  Custodian  to  release,  to the Seller  the  related
Mortgage  File and the Trustee  shall  execute and deliver all  instruments  of transfer  or  assignment  furnished  to it by  the  Seller,  without  recourse, representation  or warranty as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property  acquired with respect  thereto.
Such  purchase  shall be  deemed  to have  occurred  on the  date on which  the
Repurchase Price in available funds is received by the Trustee.  The Securities
Administrator shall amend the Mortgage Loan Schedule to reflect such repurchase and  shall  promptly  notify  the  Trustee  and  the  Rating  Agencies  of such amendment.  Enforcement  of  the  obligation  of the  Seller  to  purchase  (or substitute a Substitute  Mortgage  Loan for) any Mortgage  Loan or any property acquired with respect thereto (or pay the Repurchase  Price as set forth in the above  proviso)  as to which a breach  has  occurred  and is  continuing  shall
constitute   the  sole  remedy   respecting   such  breach   available  to  the
Certificateholders or the Trustee on their behalf.

      Section 2.04 Substitution of Mortgage Loans.  Notwithstanding anything to the contrary in this Agreement,  in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement,  the Subsequent Mortgage Loan Purchase
Agreement or Sections 2.02 or 2.03 of this Agreement,  the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Trustee a Substitute  Mortgage Loan  accompanied by a certificate of an  authorized  officer of the Seller  that such  Substitute  Mortgage  Loan conforms  to the  requirements  set  forth  in the  definition  of  "Substitute
Mortgage Loan" in the Mortgage Loan Purchase Agreement, the Subsequent Mortgage
Loan Purchase Agreement or this Agreement,  as applicable;  provided,  however, that  substitution  pursuant  to the  Mortgage  Loan  Purchase  Agreement,  the
Subsequent  Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the  breach  would  cause  the  Mortgage  Loan to be  other  than a  "qualified mortgage"  as  defined  in  Section  860G(a)(3)  of the Code,  any such cure or substitution must occur within 90 days from the date the breach was discovered.
The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the
Trustee or the Custodian,  as its agent,  shall notify the Seller,  in writing, within five Business Days after receipt,  whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Section  2.02(a).  Within two  Business  Days after such  notification,  the
Seller shall provide to the Trustee for deposit in the Distribution Account the amount,  if any,  by which the  Outstanding  Principal  Balance  as of the next preceding Due Date of the Mortgage Loan for which  substitution  is being made, after giving  effect to the Scheduled  Principal due on such date,  exceeds the
Outstanding  Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this  Agreement as if it were the payment by the
Seller of the  Repurchase  Price for the  purchase  of a  Mortgage  Loan by the
Seller.  After such  notification to the Seller and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage
Loan which shall  thereafter be deemed to be a Mortgage Loan hereunder.  In the event of such a substitution,  accrued interest on the Substitute Mortgage Loan for the month in which the  substitution  occurs and any Principal  Prepayments made  thereon  during  such month  shall be the  property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal  Prepayments  made thereon during such month shall be the property of the Seller.  The Scheduled  Principal on a Substitute  Mortgage
Loan due on the Due Date in the month of substitution  shall be the property of the Seller  and the  Scheduled  Principal  on the  Mortgage  Loan for which the substitution  is made due on such Due Date shall be the  property  of the Trust
Fund.  Upon  acceptance  of the  Substitute  Mortgage Loan (and delivery to the
Trustee or the Custodian as agent of the Trustee,  as applicable,  of a Request for Release for such Mortgage Loan), the Trustee or the Custodian, as agent for the Trustee,  shall release to the Seller the related  Mortgage File related to any Mortgage  Loan released  pursuant to the Mortgage Loan Purchase  Agreement, the  Subsequent  Mortgage  Loan  Purchase  Agreement  or  Section  2.04 of this
Agreement,  as  applicable,  and shall execute and deliver all  instruments  of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage  Loan released  pursuant to the Mortgage Loan Purchase  Agreement, the  Subsequent  Mortgage  Loan  Purchase  Agreement  or  Section  2.04 of this
Agreement, as applicable. The Seller shall deliver the documents related to the
Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan
Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Sections
2.01(b)  and  2.02(b)  of this  Agreement,  as  applicable,  with  the  date of acceptance  of the  Substitute  Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Sections.  The  representations and  warranties  set forth in the  Mortgage  Loan  Purchase  Agreement  and the
Subsequent  Mortgage Loan Purchase  Agreement shall be deemed to have been made by the Seller with respect to each  Substitute  Mortgage Loan as of the date of acceptance  of such  Mortgage Loan by the Trustee.  The Master  Servicer  shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such  amended  Mortgage  Loan  Schedule to the Trustee and the Rating
Agencies.

      Section 2.05 Issuance of Certificates.

      (a) The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Depositor, in exchange therefor,
Certificates  in such  authorized  denominations  representing  such Fractional
Undivided Interests as the Depositor has requested.  The Trustee agrees that it will hold the Mortgage  Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

      (b) The Depositor,  concurrently  with the execution and delivery hereof, does hereby  transfer,  assign,  set over and otherwise  convey in trust to the
Trustee without recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular Interests,  and the other assets of REMIC II for the benefit of the holders of the REMIC II Certificates.  The Trustee  acknowledges receipt of the REMIC I Regular  Interests  (which are  uncertificated)  and the other assets of REMIC II and  declares  that it holds and will hold the same in trust  for the  exclusive  use and  benefit  of the  holders  of the  REMIC  II
Certificates.

      Section 2.06 Representations and Warranties Concerning the Depositor. The
Depositor  hereby  represents and warrants to the Trustee,  the Master Servicer and the Securities Administrator as follows:

      (i) the Depositor (a) is a corporation  duly organized,  validly existing and in good  standing  under  the  laws of the  State  of  Delaware  and (b) is qualified and in good standing as a foreign  corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not  reasonably be expected to have a material  adverse effect on the  Depositor's  business  as  presently  conducted  or on the  Depositor's ability  to enter  into  this  Agreement  and to  consummate  the  transactions contemplated hereby;

      (ii) the Depositor has full corporate power to own its property, to carry on its  business  as  presently  conducted  and to enter into and  perform  its obligations under this Agreement;

      (iii) the execution and delivery by the Depositor of this  Agreement have been  duly  authorized  by all  necessary  corporate  action on the part of the
Depositor;  and neither the execution and delivery of this  Agreement,  nor the consummation of the transactions herein  contemplated,  nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment,  decree or order  binding on the  Depositor or its  properties or the articles of incorporation or by-laws of the Depositor,  except those conflicts, breaches or defaults  which would not reasonably be expected to have a material adverse effect on the  Depositor's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

      (iv) the  execution,  delivery and  performance  by the Depositor of this
Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the  registration with,  or the taking of any other  action in respect of, any state,  federal or other  governmental  authority  or agency,  except those  consents,  approvals, notices, registrations or other actions as have already been obtained, given or made;

      (v) this  Agreement has been duly executed and delivered by the Depositor and,  assuming due  authorization,  execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance  with its terms (subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

      (vi)  there  are no  actions,  suits or  proceedings  pending  or, to the knowledge of the Depositor,  threatened against the Depositor, before or by any court,  administrative agency, arbitrator or governmental body (i) with respect to any of the transactions  contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the  Depositor  will be determined adversely to the Depositor  and will if  determined  adversely to the Depositor materially  and  adversely  affect the  Depositor's  ability to enter into this
Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court,  administrative  agency, arbitrator or  governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement; and

      (vii)  immediately  prior to the transfer and  assignment to the Trustee, each  Mortgage  Note and each  Mortgage  were not subject to an  assignment  or pledge,  and the  Depositor had good and  marketable  title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the
Trustee free and clear of any encumbrance,  equity, lien, pledge, charge, claim or security interest.

      Section 2.07.  Conveyance of the Subsequent Mortgage Loans.

      (a)  Subject to the  conditions  set forth in  paragraph  (b)  below,  in consideration of the Paying Agent's  delivery on the Subsequent  Transfer Dates to or upon  the  written  order of the  Depositor  of all or a  portion  of the balance of funds in the  Pre-Funding  Account,  the  Depositor  shall,  on such
Subsequent Transfer Date, sell,  transfer,  assign, set over and convey without recourse to the Trust Fund  (subject to the other terms and  provisions of this
Agreement)  all its  right,  title and  interest  in and to (i) the  Subsequent
Mortgage Loans identified on the Mortgage Loan Schedule attached to the related
Subsequent  Transfer  Instrument  delivered  by the  Seller on such  Subsequent
Transfer Date, (ii) all interest  accruing  thereon on and after the Subsequent
Cut-off Date and all collections in respect of interest and principal due after the Subsequent Cut-off Date and (iii) all items with respect to such Subsequent
Mortgage Loans to be delivered  pursuant to Section 2.01 and the other items in the related  Mortgage Files;  provided,  however,  that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on such  Subsequent  Mortgage  Loans  prior to the related  Subsequent
Cut-off Date.  The transfer to the Trustee for deposit in the  applicable  Loan
Group by the  Depositor of the  Subsequent  Mortgage  Loans  identified  on the
Mortgage Loan Schedule shall be absolute and is intended by the Depositor,  the
Seller, the Master Servicer, the Securities Administrator,  the Trustee and the
Certificateholders  to constitute and to be treated as a sale of the Subsequent
Mortgage  Loans by the  Depositor to the Trust.  The related  Mortgage File for each  Subsequent  Mortgage  Loan  shall  be  delivered  to the  Trustee  or the
Custodian,  as its agent,  at least  three  Business  Days prior to the related
Subsequent Transfer Date.

      The purchase  price paid by the Trustee from  amounts  released  from the
Pre-Funding  Account shall be 100% of the aggregate  Stated  Principal  Balance of  the  Subsequent  Mortgage  Loans  so  transferred  (as  identified  on  the
Mortgage  Loan  Schedule  provided  by the  Depositor).  This  Agreement  shall
constitute  a  fixed  price  purchase   contract  in  accordance  with  Section
860G(a)(3)(A)(ii) of the Code.

(b) The Depositor  shall  transfer to the Trustee for deposit in the applicable
Loan Group,  the Subsequent  Mortgage Loans,  and the other property and rights related  thereto as  described  in  paragraph  (a) above,  and the Paying Agent shall release  funds from the  Pre-Funding  Account only upon the  satisfaction of each of the  following  conditions  on or  prior to the  related  Subsequent
Transfer Date:

      (i) the  Depositor  shall have  delivered to the Trustee a duly  executed
Subsequent  Transfer  Instrument,  which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and the Mortgage Loan Seller shall cause to be delivered a computer file  containing  such Mortgage Loan Schedule to the
Trustee  and the Master  Servicer  at least  three  Business  Days prior to the related Subsequent Transfer Date;

      (ii) [the Depositor shall have furnished to the Master Servicer, no later than three Business Days prior to the related Subsequent  Transfer Date, (x) if the  servicer or  servicers  of such  Subsequent  Mortgage  Loans are  existing
Servicers,  then a written  acknowledgement  of each such  Servicer  that it is servicing such  Subsequent  Mortgage  Loans  pursuant to the related  Servicing
Agreement, or (y) if the servicer or servicers are not existing Servicers, then a Servicing Agreement and Assignment, Assumption and Recognition Agreement with respect  to such  servicer  or  servicers  in  form  and  substance  reasonably satisfactory to the Master Servicer;

      (iii) as of each  Subsequent  Transfer  Date, as evidenced by delivery of the Subsequent Transfer Instrument, substantially in the form of Exhibit L, the
Depositor  shall not be insolvent nor shall it have been rendered  insolvent by such transfer nor shall it be aware of any pending  insolvency  with respect to it:

      (iv) such sale and  transfer  shall not result in a material  adverse tax consequence to the Trust or the Certificateholders;

      (v) the Pre-Funding Period shall not have terminated;

      (vi) the Depositor shall not have selected the Subsequent  Mortgage Loans in  a  manner  that  it  believed  to  be  adverse  to  the  interests  of  the
Ccrtificateholders; and

      (vii) the  Depositor  shall have  delivered  to the Trustee a  Subsequent
Transfer  Instrument  confirming the  satisfaction of the conditions  precedent specified  in this  Section  2.07  and,  pursuant  to the  Subsequent  Transfer
Instrument,  assigned to the Trustee  without  recourse  for the benefit of the
Certificateholders  all the right, title and interest of the Depositor,  in, to and under the Subsequent Mortgage Loan Purchase Agreement, to the extent of the
Subsequent Mortgage Loans.

      (c) Any conveyance of Subsequent  Mortgage Loans on a Subsequent Transfer
Date is  subject to  certain  conditions  including,  but not  limited  to. the following:

      (i) Each such Subsequent  Mortgage Loan must satisfy the  representations and warranties specified in the related Subsequent Transfer Instrument and this
Agreement;

      (ii) The Depositor  will not select such  Subsequent  Mortgage Loans in a
manner   that  it   believes   to  be   adverse   to  the   interests   of  the
Certificateholders;

      (iii) As of the related  Subsequent  Cut-off Date,  each such  Subsequent
Mortgage Loan will satisfy the following criteria:

      (1) Such  Subsequent  Mortgage Loan may not be 30 or more days delinquent as of the last day of the month preceding the related Subsequent Cut-off Date;

      (2) The original term to stated maturity of such Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months;

      (3) Each Subsequent  Mortgage Loan must be a One-Month  LIBOR,  Six Month
LIBOR, One Year LIBOR or One Year Treasury adjustable rate Mortgage Loan with a first lien on the related Mortgaged  Property;

      (4) No Subsequent  Mortgage Loan will have a first payment date occurring after December 1, 2004;

      (5) The latest  maturity date of any Subsequent  Mortgage Loan will be no later than November 1, 2034;

      (6) Such  Subsequent  Mortgage  Loan will have a credit score of not less than 600;

      (7) Such  Subsequent  Mortgage  Loan will  have a Gross  Margin as of the related Subsequent  Cut-off Date ranging from approximately  2.00% per annum to approximately 2.50% per annum;

      (8) Such Subsequent Mortgage Loan will have a maximum mortgage rate as of the related Subsequent Cut-Off Date greater than 10.00%; and

      (9) Such  Subsequent  Mortgage  Loan  shall  have  been  underwritten  in accordance with the underwriting guidelines of EMC;

      (d) As of the related  Subsequent  Cut-off Date, the Subsequent  Mortgage
Loans in the aggregate will satisfy the following criteria:

      (i) Have a weighted  average Gross Margin ranging from 2.00% to 2.50% per annum;

      (ii) Have a weighted average credit score greater than 715;

      (iii)  Have  no  less  than  75% of the  Mortgaged  Properties  be  owner occupied;

      (iv) Have no less than 70% of the  Mortgaged  Properties be single family detached or planned unit developments;

      (v) Have no more than 45% of the  Subsequent  Mortgage  Loans be cash out refinance;

      (vi) Have all of such  Subsequent  Mortgage  Loans  with a  Loan-to-Value
Ratio greater than 80% be covered by a Primary Insurance Policy;

      (vii) Have a weighted average maximum mortgage rate greater than or equal to 10.75%; and

      (viii) Be acceptable to the Rating Agencies.

                                  ARTICLE III
                 Administration and Servicing of Mortgage Loans

      Section  3.01  Master  Servicer.  The Master  Servicer  shall  supervise, monitor and oversee the  obligation of the Servicers to service and  administer their respective  Mortgage Loans in accordance with the terms of the applicable
Servicing  Agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection  with such master servicing and  administration.  In performing its  obligations  hereunder,  the
Master Servicer shall act in a manner consistent with Accepted Master Servicing
Practices. Furthermore, the Master Servicer shall oversee and consult with each
Servicer as  necessary  from  time-to-time  to carry out the Master  Servicer's
obligations  hereunder,   shall  receive,  review  and  evaluate  all  reports,
information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions  to be performed or observed by such Servicer  under its  applicable
Servicing  Agreement.  The Master Servicer shall  independently  and separately monitor  each  Servicer's  servicing  activities  with  respect to each related
Mortgage Loan,  reconcile the results of such monitoring with such  information provided in the previous sentence on a monthly basis and coordinate  corrective adjustments to the Servicers' and Master Servicer's records,  and based on such reconciled and corrected  information,  the Master  Servicer shall provide such information to the Securities  Administrator as shall be necessary in order for it to prepare the  statements  specified in Section 6.04, and prepare any other information  and  statements  required to be forwarded  by the Master  Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring  with the  actual  remittances  of the  Servicers  to the  Protected
Accounts pursuant to the applicable Servicing Agreements.

      Notwithstanding  anything in this Agreement to the contrary, with respect to  any  Mortgage  Loan  secured  by  any  Additional  Collateral,  the  Master
Servicer  shall have no duty of  obligation  to  supervise,  monitor or oversee the  activities  of  Cendant  (or any  successor  thereto)  under  any  Cendant
Servicing  Agreement  with  respect to any  Additional  Collateral  (unless the
Master  Servicer  shall  have  assumed  the  obligations  of  Cendant  (or  any
successor   thereto)  as  successor   Servicer  under  the  applicable  Cendant
Servicing  Agreement  pursuant  to  Section  3.03 of this  Agreement,  in which event,  as successor  Servicer,  it will service and  administer the Additional
Collateral  in  accordance  with  the  provisions  of  such  Cendant  Servicing
Agreement.

      The Trustee shall furnish the Servicers and the Master  Servicer with any powers of attorney,  in  substantially  the form attached  hereto as Exhibit M, and other  documents  in form as provided to it  necessary  or  appropriate  to enable the  Servicers  and the Master  Servicer to service and  administer  the related Mortgage Loans and REO Property.

      The Trustee  shall  provide  access to the records and  documentation  in possession  of the  Trustee  regarding  the  related  Mortgage  Loans  and  REO
Property and the servicing  thereof to the  Certificateholders,  the FDIC,  and the  supervisory  agents and examiners of the FDIC,  such access being afforded only upon  reasonable  prior written  request and during normal  business hours at the  office  of the  Trustee;  provided,  however,  that,  unless  otherwise required by law,  the Trustee  shall not be required to provide  access to such records and  documentation  if the  provision  thereof  would violate the legal right to privacy of any  Mortgagor.  The Trustee  shall  allow  representatives of the above  entities to photocopy  any of the records and  documentation  and shall  provide  equipment  for  that  purpose  at  a  charge  that  covers  the
Trustee's actual costs.

      The Trustee  shall  execute and  deliver to the  Servicer  and the Master
Servicer any court  pleadings,  requests for trustee's sale or other  documents necessary or desirable to (i) the  foreclosure  or trustee's  sale with respect to a Mortgaged  Property;  (ii) any  legal  action  brought to obtain  judgment
against  any   Mortgagor   on  the  Mortgage   Note  or  Security   Instrument;
(iii) obtain a deficiency  judgment against the Mortgagor;  or (iv) enforce any other rights or remedies  provided by the Mortgage Note or Security  Instrument or otherwise available at law or equity.

      Section 3.02 REMIC-Related  Covenants.  For as long as each 2004-12 REMIC shall  exist,  the  Trustee  and  the  Securities  Administrator  shall  act in accordance  herewith to assure continuing  treatment of such 2004-12 REMIC as a
REMIC, and the Trustee and the Securities  Administrator  shall comply with any directions of the  Depositor,  the related  Servicer or the Master  Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or  permit  the  sale of all or any  portion  of the  Mortgage  Loans or of any investment  of  deposits  in an  Account  unless  such sale is as a result of a repurchase of the Mortgage  Loans pursuant to this Agreement or the Trustee has received a REMIC  Opinion  addressed to the Trustee  prepared at the expense of the Trust Fund; and (b) other than with respect to a  substitution  pursuant to the Mortgage Loan Purchase  Agreement,  the  Subsequent  Mortgage Loan Purchase
Agreement  or  Section  2.04 of  this  Agreement,  as  applicable,  accept  any contribution  to any 2004-12  REMIC after the Startup Day without  receipt of a
REMIC Opinion addressed to the Trustee.

      Section 3.03  Monitoring of Servicers.  (a) The Master  Servicer shall be responsible  for reporting to the Trustee and the  Depositor the  compliance by each Servicer  with its duties under the related  Servicing  Agreement.  In the review of each  Servicer's  activities,  the Master  Servicer  may rely upon an officer's certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such  Servicer's  compliance  with the terms of its  Servicing  Agreement.  In the  event  that  the  Master  Servicer,  in its judgment,  determines  that a Servicer  should be terminated in accordance with its  Servicing  Agreement,  or that a notice  should be sent  pursuant  to such
Servicing  Agreement  with respect to the  occurrence of an event that,  unless cured, would constitute grounds for such termination, the Master Servicer shall notify the  Depositor  and the Trustee  thereof and the Master  Servicer  shall issue such notice or take such other action as it deems appropriate.

      (b)  The  Master  Servicer,  for  the  benefit  of the  Trustee  and  the
Certificateholders,  shall enforce the  obligations  of each Servicer under the related Servicing  Agreement,  and shall, in the event that a Servicer fails to perform its  obligations in accordance  with the related  Servicing  Agreement, subject to the preceding  paragraph,  terminate the rights and  obligations  of such Servicer  thereunder and act as servicer of the related  Mortgage Loans or cause the  Trustee to enter in to a new  Servicing  Agreement  with a successor
Servicer selected by the Master Servicer;  provided,  however, it is understood and  acknowledged  by the  parties  hereto  that  there  will  be a  period  of transition (not to exceed 90 days) before the actual servicing functions can be fully  transferred to such successor  Servicer.  Such  enforcement,  including, without limitation,  the legal prosecution of claims,  termination of Servicing
Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master  Servicer,  in its good  faith  business  judgment,  would  require  were it the  owner of the related  Mortgage  Loans.  The  Master  Servicer  shall  pay the  costs of such enforcement at its own expense,  provided that the Master Servicer shall not be required to prosecute or defend any legal action  except to the extent that the
Master  Servicer  shall have  received  reasonable  indemnity for its costs and expenses in pursuing such action.

      (c) To the extent  that the costs and  expenses  of the  Master  Servicer related to any termination of a Servicer,  appointment of a successor  Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including,  without limitation, (i) all legal costs and  expenses  and all due  diligence  costs and  expenses  associated  with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete  transfer of servicing,  including,  but not limited to, all servicing files and all servicing data and the completion,  correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or  insufficiencies  in the  servicing  data or  otherwise to enable the successor  service to service the Mortgage Loans in accordance with the related
Servicing  Agreement)  are not fully and timely  reimbursed  by the  terminated
Servicer,  the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

      (d) The Master  Servicer  shall  require each Servicer to comply with the remittance  requirements  and  other  obligations  set  forth  in  the  related
Servicing Agreement.

      (e) If the Master Servicer acts as Servicer, it will not assume liability for the  representations  and  warranties  of the  Servicer,  if  any,  that it replaces.

      Section 3.04 Fidelity Bond. The Master  Servicer,  at its expense,  shall maintain  in  effect a  blanket  fidelity  bond  and an  errors  and  omissions insurance policy,  affording coverage with respect to all directors,  officers, employees  and other  Persons  acting on such  Master  Servicer's  behalf,  and covering  errors and  omissions  in the  performance  of the Master  Servicer's obligations  hereunder.  The  errors  and  omissions  insurance  policy and the fidelity  bond  shall  be in such  form and  amount  generally  acceptable  for entities serving as master servicers or trustees.

      Section 3.05 Power to Act;  Procedures.  The Master Servicer shall master service the Mortgage Loans and shall have full power and authority,  subject to the REMIC Provisions and the provisions of Article X hereof,  to do any and all things that it may deem  necessary or desirable in  connection  with the master servicing and  administration of the Mortgage Loans,  including but not limited to the  power  and  authority  (i) to  execute  and  deliver,  on behalf of the
Certificateholders  and the  Trustee,  customary  consents or waivers and other instruments  and  documents,  (ii) to consent  to  transfers  of any  Mortgaged
Property and assumptions of the Mortgage Notes and related Mortgages,  (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure  or other  conversion of the  ownership of the  Mortgaged  Property securing any Mortgage Loan, in each case, in accordance  with the provisions of this Agreement and the Servicing Agreement, as applicable;  provided,  however, that the Master Servicer shall not (and,  consistent with its  responsibilities
under   Section   3.03,   shall  not  permit  any  Servicer  to)  knowingly  or
intentionally  take any action,  or fail to take (or fail to cause to be taken)
any  action  reasonably  within  its  control  and the  scope  of  duties  more specifically set forth herein,  that, under the REMIC  Provisions,  if taken or not taken, as the case may be, would cause any 2004-12 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund  (including but not  limited to the tax on  prohibited  transactions  as defined in Section
860F(a)(2)  of the Code and the tax on  contributions  to a REMIC  set forth in
Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel  (but not at the expense of the Master  Servicer) to the effect that the contemplated action would not cause any 2004-12 REMIC to fail to qualify as a REMIC or  result  in the  imposition  of a tax upon any  2004-12  REMIC.  The
Trustee  shall  furnish  the  Master  Servicer,  upon  written  request  from a
Servicing Officer,  with any powers of attorney  empowering the Master Servicer or  any  Servicer  to  execute  and  deliver  instruments  of  satisfaction  or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property,  and to appeal,  prosecute or defend in any court action  relating to the Mortgage Loans or the Mortgaged  Property, in accordance with the applicable  Servicing Agreement and this Agreement,  and the  Trustee  shall  execute and deliver  such other  documents,  as the Master
Servicer  may  request,  to enable the Master  Servicer  to master  service and administer the Mortgage Loans and carry out its duties hereunder,  in each case in accordance with Accepted Master  Servicing  Practices (and the Trustee shall have no  liability  for  misuse of any such  powers of  attorney  by the Master
Servicer  or any  Servicer).  If the Master  Servicer  or the  Trustee has been advised  that it is likely that the laws of the state in which  action is to be taken  prohibit  such  action if taken in the name of the  Trustee  or that the
Trustee would be adversely  affected under the "doing  business" or tax laws of such state if such action is taken in its name, the Master  Servicer shall join with the Trustee in the  appointment  of a co-trustee  pursuant to Section 9.11 hereof. In the performance of its duties  hereunder,  the Master Servicer shall be an independent  contractor and shall not, except in those instances where it is taking  action in the name of the Trustee,  be deemed to be the agent of the
Trustee.

      Section 3.06 Due-on-Sale Clauses;  Assumption  Agreements.  To the extent provided in the applicable  Servicing  Agreement,  to the extent Mortgage Loans contain enforceable  due-on-sale  clauses,  the Master Servicer shall cause the
Servicers to enforce such clauses in accordance  with the applicable  Servicing
Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise  not  enforced in  accordance  with the  applicable
Servicing  Agreement,  and, as a consequence,  a Mortgage Loan is assumed,  the original  Mortgagor  may be released  from  liability  in  accordance  with the applicable Servicing Agreement.

      Section 3.07 Release of Mortgage  Files.  (a) Upon becoming  aware of the payment in full of any  Mortgage  Loan,  or the  receipt by any  Servicer  of a notification  that payment in full has been escrowed in a manner  customary for such purposes for payment to  Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable  Servicing Agreement (or if the  Servicer  does not,  the Master  Servicer  may),  promptly  furnish to the
Custodian,   on  behalf  of  the  Trustee,   two  copies  of  a   certification
substantially in the form of Exhibit D hereto signed by a Servicing  Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement  to the effect that all amounts  received in  connection  with such payment that are required to be deposited in the Protected  Account  maintained by the  applicable  Servicer  pursuant  to  Section  4.01 or by the  applicable
Servicer pursuant to its Servicing Agreement have been or will be so deposited)
and shall request that the Custodian, on behalf of the Trustee,  deliver to the
applicable   Servicer  the  related   Mortgage  File.   Upon  receipt  of  such
certification  and request,  the  Custodian,  on behalf of the  Trustee,  shall promptly release the related  Mortgage File to the applicable  Servicer and the
Trustee and Custodian shall have no further  responsibility with regard to such
Mortgage File. Upon any such payment in full,  each Servicer is authorized,  to give,  as agent for the  Trustee,  as the  mortgagee  under the  Mortgage  that secured the Mortgage  Loan,  an instrument of  satisfaction  (or  assignment of mortgage  without  recourse)  regarding the Mortgaged  Property  subject to the
Mortgage,  which instrument of satisfaction or assignment,  as the case may be, shall be delivered to the Person or Persons  entitled  thereto  against receipt therefor  of such  payment,  it being  understood  and agreed  that no expenses incurred in connection with such  instrument of satisfaction or assignment,  as the case may be, shall be chargeable to the Protected Account.

      (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such  documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to  the  Trustee)  and  as  are  necessary  to  the  prosecution  of  any  such proceedings.  The Custodian,  on behalf of the Trustee, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian,  on behalf of the  Trustee,  of two copies of a request for release  signed by a Servicing
Officer  substantially  in the form of  Exhibit D (or in a  mutually  agreeable electronic  format which will,  in lieu of a signature  on its face,  originate from a  Servicing  Officer),  release  the  related  Mortgage  File held in its possession or control to the Servicer or the Master  Servicer,  as  applicable.
Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage  File to the  Custodian  on behalf of the  Trustee,  when the need therefor by the  Servicer or the Master  Servicer no longer  exists  unless the
Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian,  on behalf of the Trustee,  to the Servicer or the Master Servicer.

      Section  3.08  Documents,  Records  and  Funds in  Possession  of  Master
Servicer To Be Held for Trustee.

      (a) The Master  Servicer  shall transmit and each Servicer (to the extent required by the related  Servicing  Agreement) shall transmit to the Trustee or
Custodian  such  documents and  instruments  coming into the  possession of the
Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be  delivered  to the Trustee or  Custodian.  Any funds  received by the Master
Servicer or by a Servicer in respect of any  Mortgage  Loan or which  otherwise are collected by the Master  Servicer or by a Servicer as Liquidation  Proceeds
or  Insurance  Proceeds in respect of any  Mortgage  Loan shall be held for the benefit  of the  Trustee  and  the  Certificateholders  subject  to the  Master
Servicer's  right to retain or  withdraw  from the Master  Servicer  Collection
Account the Master  Servicing  Compensation  and other amounts provided in this
Agreement,  and to the right of each  Servicer to retain its  Servicing Fee and other amounts as provided in the  applicable  Servicing  Agreement.  The Master
Servicer  shall,  and (to  the  extent  provided  in the  applicable  Servicing
Agreement)  shall cause each Servicer to,  provide  access to  information  and documentation  regarding  the  Mortgage  Loans to the  Trustee,  its agents and accountants  at any time upon  reasonable  request and during  normal  business hours, and to Certificateholders that are savings and loan associations,  banks or  insurance  companies,  the Office of Thrift  Supervision,  the FDIC and the
supervisory agents and examiners of such Office and Corporation or examiners of any other  federal or state  banking or  insurance  regulatory  authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory  authority,  such access to be afforded without charge but only upon reasonable  request in writing and during normal  business hours at the offices of the Master  Servicer  designated  by it. In  fulfilling  such a request  the
Master  Servicer shall not be responsible  for  determining  the sufficiency of such information.

      (b) All  Mortgage  Files  and  funds  collected  or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation  Proceeds or Insurance  Proceeds,  shall be held by the Master Servicer for and on behalf of the Trustee and the  Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided,  however, that the Master Servicer and each Servicer  shall be entitled to setoff  against,  and deduct from,  any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

      Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.

      (a) For each  Mortgage  Loan,  the  Master  Servicer  shall  enforce  any obligation of the Servicers under the related Servicing  Agreements to maintain or cause to be  maintained  standard  fire and casualty  insurance  and,  where applicable,  flood  insurance,  all in  accordance  with the  provisions of the related Servicing  Agreements.  It is understood and agreed that such insurance shall be with insurers  meeting the eligibility  requirements  set forth in the applicable  Servicing  Agreement  and that no  earthquake  or other  additional insurance is to be required of any  Mortgagor or to be  maintained  on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      (b)  Pursuant  to Section  4.01 and 4.02,  any amounts  collected  by the
Servicers or the Master  Servicer,  under any  insurance  policies  (other than amounts to be applied to the  restoration or repair of the property  subject to the  related  Mortgage  or released to the  Mortgagor  in  accordance  with the applicable  Servicing  Agreement)  shall be deposited into the Master  Servicer
Collection  Account,  subject to withdrawal  pursuant to Section 4.02 and 4.03.
Any cost  incurred by the Master  Servicer or any Servicer in  maintaining  any such  insurance if the Mortgagor  defaults in its  obligation to do so shall be added to the  amount  owing  under  the  Mortgage  Loan  where the terms of the
Mortgage Loan so permit; provided,  however, that the addition of any such cost shall not be taken into account for purposes of calculating  the  distributions to be made  to  Certificateholders  and  shall  be  recoverable  by the  Master
Servicer or such Servicer pursuant to Section 4.02 and 4.03.

      Section 3.10 Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable  Servicing  Agreement)
cause the related Servicer to, prepare and present on behalf of the Trustee and the  Certificateholders  all claims under the Insurance  Policies and take such actions  (including the negotiation,  settlement,  compromise or enforcement of the  insured's  claim) as shall be  necessary  to realize  recovery  under such policies.  Any  proceeds  disbursed to the Master  Servicer (or  disbursed to a
Servicer  and  remitted to the Master  Servicer)  in respect of such  policies, bonds  or  contracts  shall  be  promptly  deposited  in  the  Master  Servicer
Collection  Account upon receipt,  except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged  Property as a condition  precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable  Insurance  Policy need not be so deposited
(or remitted).

      Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.

      (a) The Master  Servicer  shall not take,  or permit any Servicer (to the extent such action is prohibited under the applicable  Servicing  Agreement) to take, any action that would result in noncoverage under any applicable  Primary
Mortgage  Insurance Policy of any loss which, but for the actions of the Master
Servicer  or such  Servicer,  would have been  covered  thereunder.  The Master
Servicer shall use its best  reasonable  efforts to cause each Servicer (to the extent  required  under the related  Servicing  Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance  with the  provisions of this  Agreement  and the related  Servicing
Agreement,  as applicable.  The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder  except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

      (b) The Master Servicer agrees to present,  or to cause each Servicer (to the extent  required  under the related  Servicing  Agreement)  to present,  on behalf of the Trustee and the  Certificateholders,  claims to the insurer under any Primary  Mortgage  Insurance  Policies  and, in this  regard,  to take such reasonable  action as shall be necessary to permit  recovery  under any Primary
Mortgage Insurance Policies  respecting  defaulted Mortgage Loans.  Pursuant to
Section  4.01 and 4.02,  any amounts  collected  by the Master  Servicer or any
Servicer under any Primary  Mortgage  Insurance  Policies shall be deposited in the Master  Servicer  Collection  Account,  subject to  withdrawal  pursuant to
Section 4.03.

      Section 3.12 Trustee to Retain Possession of Certain  Insurance  Policies
and Documents.

      The Trustee (or the Custodian, as directed by the Trustee),  shall retain possession  and  custody  of the  originals  (to the extent  available)  of any
Primary   Mortgage   Insurance   Policies,   or  certificate  of  insurance  if
applicable,  and any  certificates  of  renewal as to the  foregoing  as may be issued  from  time  to time  as  contemplated  by  this  Agreement.  Until  all amounts  distributable in respect of the Certificates  have been distributed in full and the Master  Servicer  otherwise has fulfilled  its  obligations  under this  Agreement,  the  Trustee  (or its  Custodian,  if any, as directed by the
Trustee)  shall also retain  possession  and custody of each  Mortgage  File in accordance  with and  subject to the terms and  conditions  of this  Agreement.
The Master  Servicer  shall  promptly  deliver or cause to be  delivered to the
Trustee (or the Custodian,  as directed by the Trustee),  upon the execution or receipt thereof the originals of any Primary Mortgage Insurance  Policies,  any
certificates  of  renewal,   and  such  other  documents  or  instruments  that
constitute  portions of the Mortgage File that come into the  possession of the
Master Servicer from time to time.

      Section  3.13  Realization  Upon  Defaulted  Mortgage  Loans.  The Master
Servicer  shall cause each Servicer (to the extent  required  under the related
Servicing  Agreement)  to foreclose  upon,  repossess  or otherwise  comparably convert the  ownership of Mortgaged  Properties  securing  such of the Mortgage
Loans as come into and  continue  in  default  and as to which no  satisfactory arrangements  can  be  made  for  collection  of  delinquent  payments,  all in accordance with the applicable Servicing Agreement.

      Section 3.14 Compensation for the Master Servicer.

      The Master  Servicer  will be  entitled  to all income and gain  realized from any  investment  of  funds  in the  Distribution  Account  and the  Master
Servicer  Collection  Account,  pursuant to Article IV, for the  performance of its  activities  hereunder.  Servicing  compensation  in the form of assumption fees, if any, late payment  charges,  as collected,  if any, or otherwise  (but not  including  any  prepayment  premium or  penalty)  shall be retained by the applicable  Servicer and shall not be deposited in the Protected  Account.  The
Master  Servicer will be entitled to retain,  as additional  compensation,  any interest  remitted by a Servicer in connection  with a Principal  Prepayment in full  or  otherwise  in  excess  of  amounts  required  to be  remitted  to the
Distribution  Account (such amounts together with the amounts  specified in the first  sentence of this Section  3.14,  the "Master  Servicing  Compensation").
The Master  Servicer  shall be required to pay all  expenses  incurred by it in connection  with  its  activities  hereunder  and  shall  not  be  entitled  to reimbursement therefor except as provided in this Agreement.

      Section 3.15 REO Property.

      (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related  Mortgage Loan, the deed or certificate of sale shall be
issued  to  the  Trustee,   or  to  its  nominee,  on  behalf  of  the  related
Certificateholders.  The Master  Servicer  shall, to the extent provided in the applicable Servicing Agreement,  cause the applicable Servicer to sell, any REO
Property as  expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  Pursuant to its  efforts to sell such REO  Property,  the Master  Servicer  shall cause the applicable  Servicer to protect and  conserve,  such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure  property" (unless such result would maximize the Trust
Fund's after-tax return on such property) or cause such REO Property to fail to qualify as "foreclosure  property" within the meaning of Section  860G(a)(8) of the Code.

      (b) The Master  Servicer  shall,  to the extent  required  by the related
Servicing  Agreement,  cause  the  applicable  Servicer  to  deposit  all funds collected and received in connection  with the operation of any REO Property in the Protected Account.

      (c) The  Master  Servicer  and the  applicable  Servicer,  upon the final disposition  of any REO Property,  shall be entitled to  reimbursement  for any related unreimbursed  Monthly Advances and other unreimbursed  advances as well as any unpaid Servicing Fees from Liquidation  Proceeds  received in connection with the  final  disposition  of such  REO  Property;  provided,  that any such unreimbursed  Monthly  Advances  as well as any  unpaid  Servicing  Fees may be reimbursed or paid, as the case may be, prior to final disposition,  out of any net rental income or other net amounts derived from such REO Property.

      (d) To the  extent  provided  in the  related  Servicing  Agreement,  the
Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master  Servicer and the  applicable  Servicer as provided above shall be deposited in the  Protected  Account on or prior to the  Determination
Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related
Master Servicer  Collection Account on the next succeeding  Servicer Remittance
Date.

      Section 3.16 Annual Officer's Certificate as to Compliance.

      (a) The  Master  Servicer  shall  deliver to the  Trustee  and the Rating
Agencies on or before  March 1 of each year,  commencing  on March 1, 2005,  an
Officer's  Certificate,  certifying  that with  respect  to the  period  ending
December 31 of the prior year:  (i) such  Servicing  Officer has  reviewed  the activities  of such  Master  Servicer  during the  preceding  calendar  year or portion thereof and its performance  under this Agreement,  (ii) to the best of such Servicing Officer's knowledge,  based on such review, such Master Servicer has performed and fulfilled its duties,  responsibilities and obligations under this Agreement in all material respects  throughout such year, or, if there has been a default  in the  fulfillment  of any such  duties,  responsibilities  or obligations,  specifying each such default known to such Servicing  Officer and the nature and status thereof,  (iii) nothing has come to the attention of such
Servicing  Officer to lead such Servicing  Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing  Agreement in all material respects  throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations,  specifying each such default known to such Servicing Officer and the nature and status thereof.

      (b) Copies of such statements shall be provided to any  Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's
expense if the Master  Servicer  failed to provide such copies  (unless (i) the
Master Servicer shall have failed to provide the Trustee with such statement or
(ii) the Trustee shall be unaware of the Master  Servicer's  failure to provide such statement).

      Section 3.17 Annual  Independent  Accountant's  Servicing  Report. If the
Master  Servicer has, during the course of any fiscal year,  directly  serviced any of the Mortgage Loans,  then the Master Servicer at its expense shall cause a nationally  recognized firm of independent  certified  public  accountants to furnish a statement to the Trustee, the Rating Agencies and the Depositor on or
before  March 1 of each year,  commencing  on March 1, 2005 to the effect that, with respect to the most  recently  ended  fiscal year,  such firm has examined certain records and documents relating to the Master Servicer's  performance of its servicing  obligations  under this  Agreement and pooling and servicing and trust  agreements in material  respects  similar to this  Agreement and to each other and that, on the basis of such  examination  conducted  substantially  in compliance with the audit program for mortgages serviced for Freddie Mac or the
Uniform Single  Attestation  Program for Mortgage Bankers,  such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement,  or that such  examination has disclosed no material items of  noncompliance  except for (i) such  exceptions  as such firm believes to be immaterial,  (ii) such other  exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation  Program for Mortgage
Bankers or the Audit Program for Mortgages  Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon  request by the Master  Servicer,  or by the Trustee at the expense of the
Master  Servicer if the Master  Servicer shall fail to provide such copies.  If such report discloses  exceptions that are material,  the Master Servicer shall advise the Trustee  whether such  exceptions  have been or are  susceptible  of cure, and will take prompt action to do so.

      Section  3.18 Reports  Filed with  Securities  and  Exchange  Commission.
Within 15 days after  each  Distribution  Date,  the  Securities  Administrator shall, in accordance with industry standards,  file with the Commission via the
Electronic Data Gathering and Retrieval System ("EDGAR"),  a Form 8-K (or other comparable  form  containing  the  same  or  comparable  information  or  other information  mutually  agreed upon) with a copy of the statement to the Trustee who shall (to the  extent  received  from the  Securities  Administrator)  make available (via the Trustee's  internet website) a copy of the monthly statement to the  Certificateholders  for such  Distribution  Date as an exhibit thereto.
Prior to  January 30 in each  year,  the  Securities  Administrator  shall,  in accordance  with industry  standards  and only if instructed by the  Depositor, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable.
Prior to (i)  March 15,  2005 and (ii)  unless  and until a Form 15  Suspension
Notice shall have been filed,  prior to March 15 of each year  thereafter,  the
Master  Servicer  shall  provide  the  Securities  Administrator  with a Master
Servicer  Certification,  together  with  a  copy  of  the  annual  independent accountant's  servicing  report  and annual  statement  of  compliance  of each
Servicer,  in each case,  required  to be  delivered  pursuant  to the  related
Servicing Agreement,  and, if applicable,  the annual independent  accountant's servicing  report and annual  statement  of  compliance  to be delivered by the
Master  Servicer  pursuant  to Sections  3.16 and 3.17.  Prior to (i) March 31,
2005,  or such earlier  filing date as may be required by the  Commission,  and
(ii) unless and until a Form 15 Suspension Notice shall have been filed,  March
31 of each year  thereafter,  or such earlier filing date as may be required by the  Commission,  the  Securities  Administrator  shall prepare and file a Form
10-K, in substance conforming to industry standards, with respect to the Trust.
Such Form 10-K  shall  include  the  Master  Servicer  Certification  and other documentation  provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of  attorney  to  execute  and file each such  document  on behalf of the
Depositor.  Such power of attorney  shall  continue until either the earlier of
(i)  receipt by the  Securities  Administrator  from the  Depositor  of written termination  of such power of attorney  and (ii) the  termination  of the Trust
Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements  within its control related to this Agreement and the Mortgage Loans as the Securities  Administrator  reasonably  deems  appropriate to prepare and file all necessary  reports with the Commission.  The Securities  Administrator shall have no  responsibility  to file any items other than those  specified in this  Section  3.18;  provided,  however,  the  Securities  Administrator  will cooperate  with the Depositor in connection  with any  additional  filings with respect to the Trust Fund as the Depositor deems necessary under the Securities
Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  Fees and  expenses incurred by the Securities  Administrator  in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

      Section 3.19 The Company.  On the Closing Date,  the Company will receive from the Depositor a payment of $5,000.

      Section  3.20 UCC. The  Depositor  shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing
Date and each  Subsequent  Transfer  Date in  connection  with the  Trust  with stamped  recorded  copies of such  financing  statements to be delivered to the
Trustee  promptly upon receipt by the Depositor.  The Trustee agrees to monitor and  notify the  Depositor  if any  continuation  statements  for such  Uniform
Commercial  Code  financing  statements  need to be filed.  If  directed by the
Depositor in writing,  the Trustee will file any such  continuation  statements solely at the expense of the Depositor.  The Depositor shall file any financing statements  or  amendments  thereto  required  by any  change  in  the  Uniform
Commercial Code.

      Section 3.21 Optional Purchase of Defaulted Mortgage Loans.

      (a) With  respect  to any  Mortgage  Loan  which as of the first day of a
Calendar  Quarter  is  delinquent  in  payment  by 90 days or more or is an REO
Property,  the Company shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase  Price;  provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option,  if not theretofore exercised,  shall  terminate  on the date prior to the last day of the  related
Calendar  Quarter.  This  purchase  option,  if  not  exercised,  shall  not be thereafter  reinstated  unless the  delinquency  is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become  exercisable as of the first day of the related Calendar Quarter.

      (b) If at any time the  Company  remits to the Master  Servicer a payment for deposit in the Master Servicer  Collection  Account  covering the amount of the Repurchase  Price for such a Mortgage Loan, and the Company provides to the
Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Master Servicer  Collection  Account, then the Trustee  shall  execute the  assignment  of such  Mortgage Loan to the
Company at the  request of the  Company  without  recourse,  representation  or warranty and the Company shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents  relative thereto.  Such assignment shall be an assignment outright and not for security.
The  Company  will  thereupon  own such  Mortgage,  and all such  security  and
documents,   free  of  any   further   obligation   to  the   Trustee   or  the
Certificateholders with respect thereto.

                                  ARTICLE IV
                                    Accounts

      Section 4.01 Protected  Accounts.  (a) The Master  Servicer shall enforce the  obligation of each Servicer to establish and maintain a Protected  Account in accordance with the applicable Servicing Agreement,  with records to be kept with  respect  thereto on a Mortgage  Loan by Mortgage  Loan basis,  into which accounts shall be deposited within 48 hours (or as of such other time specified in the related  Servicing  Agreement) of receipt,  all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation
Proceeds  and  advances  made from the  Servicer's  own funds  (less  servicing compensation as permitted by the applicable  Servicing Agreement in the case of any Servicer)  and all other amounts to be deposited in the Protected  Account.
The Servicer is hereby  authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement.
To the extent  provided  in the  related  Servicing  Agreement,  the  Protected
Account shall be held by a Designated Depository  Institution and segregated on the books of such  institution  in the name of the  Trustee  for the benefit of
Certificateholders.

      (b) To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Permitted  Investments in the name of the  Trustee  for the  benefit  of  Certificateholders  and,  except as provided in the preceding paragraph,  not commingled with any other funds. Such
Permitted  Investments  shall  mature,  or shall be  subject to  redemption  or withdrawal,  no later  than the date on which  such  funds are  required  to be withdrawn for deposit in the Master Servicer Collection  Account,  and shall be held  until  required  for such  deposit.  The  income  earned  from  Permitted
Investments  made  pursuant to this  Section  4.01 shall be paid to the related
Servicer  under the  applicable  Servicing  Agreement,  and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments  shall be borne by and be the  risk of the  related  Servicer.  The related  Servicer (to the extent  provided in the  Servicing  Agreement)  shall deposit  the  amount  of any such  loss in the  Protected  Account  within  two
Business  Days of receipt of  notification  of such loss but not later than the second  Business  Day prior to the  Distribution  Date on which  the  moneys so invested are required to be distributed to the Certificateholders.

      (c) To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each  Servicer  Remittance  Date,  the related
Servicer  shall  withdraw or shall  cause to be  withdrawn  from its  Protected
Accounts and shall  immediately  deposit or cause to be deposited in the Master
Servicer Collection Account amounts representing the following  collections and payments  (other than with  respect to  principal of or interest on the Initial
Mortgage Loans due on or before the Cut-off Date or principal of or interest on
Subsequent Mortgage Loans due on or before the related Subsequent Cut-off Date)
with respect to each Loan Group:

      (i)  Scheduled  Payments on the  Mortgage  Loans  received or any related portion thereof advanced by such Servicer  pursuant to its Servicing  Agreement which were due  during or before  the  related  Due  Period,  net of the amount thereof  comprising  its  Servicing  Fee  or  any  fees  with  respect  to  any lender-paid primary mortgage insurance policy;

      (ii) Full Principal  Prepayments and any Liquidation Proceeds received by such  Servicer  with  respect to the Mortgage  Loans in the related  Prepayment
Period  (or,  in the case of  Subsequent  Recoveries,  during the  related  Due
Period),  with interest to the date of prepayment  or  liquidation,  net of the amount thereof comprising its Servicing Fee;

      (iii)  Partial  Principal  Prepayments  received by such Servicer for the
Mortgage Loans in the related Prepayment Period; and

      (iv) Any amount to be used as a Monthly Advance.

      (d) Withdrawals  may be made from an Account only to make  remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or a Servicer  for  Monthly  Advances  which  have been  recovered  by  subsequent collections from the related  Mortgagor;  to remove amounts deposited in error;
to remove fees,  charges or other such amounts  deposited on a temporary basis;
or to clear and terminate the account at the  termination  of this Agreement in accordance  with  Section  10.01.  As provided in Sections  4.01(c) and 4.02(b)
certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

      (e) The Master  Servicer  shall not waive (or permit a Servicer to waive)
any Prepayment Charge unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy, insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to  acceleration  in connection  with a  foreclosure  or other involuntary  payment or (iv) such waiver is standard and customary in servicing similar  Mortgage  Loans and relates to a default or a  reasonably  foreseeable default and would, in the reasonable judgment of the Master Servicer,  maximize recovery of total  proceeds  taking into  account the value of such  Prepayment
Charge and the related  Mortgage  Loan. If a Prepayment  Charge is waived,  but does not meet the  standards  described  above,  then the  Master  Servicer  is required to pay the amount of such waived Prepayment Charge, for the benefit of the Class R  Certificates,  by  remitting  such  amount to the  Trustee  by the
Distribution Account Deposit Date.

      Section 4.02 Master Servicer Collection Account.  (a) The Master Servicer
shall establish and maintain in the name of the Trustee, for the benefit of the
Certificateholders,  the Master  Servicer  Collection  Account as a  segregated trust account or accounts.  The Master Servicer  Collection Account shall be an
Eligible  Account.  The Master  Servicer  will  deposit in the Master  Servicer
Collection  Account as identified by the Master Servicer and as received by the
Master Servicer, the following amounts:

      (i) Any amounts withdrawn from a Protected Account;

      (ii) Any Monthly Advance and any Compensating Interest Payments;

      (iii) Any Insurance  Proceeds or Net Liquidation  Proceeds received by or on behalf of the Master  Servicer  or which were not  deposited  in a Protected
Account;

      (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or
2.03 hereof,  any amounts  which are to be treated  pursuant to Section 2.04 of this  Agreement as the payment of a  Repurchase  Price in  connection  with the tender of a Substitute  Mortgage Loan by the Seller,  the Repurchase Price with respect to any  Mortgage  Loans  purchased  by the Company  pursuant to Section
3.21, and all proceeds of any Mortgage Loans or property  acquired with respect thereto repurchased by the Depositor or its designee pursuant to Section 10.01;

      (v) Any  amounts  required  to be  deposited  with  respect  to losses on investments of deposits in an Account; and

      (vi) Any other  amounts  received by or on behalf of the Master  Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

      (b) All amounts deposited to the Master Servicer Collection Account shall be held by the  Master  Servicer  in the name of the  Trustee  in trust for the benefit of the  Certificateholders  in accordance with the terms and provisions
of  this  Agreement.   The  requirements  for  crediting  the  Master  Servicer
Collection  Account or the  Distribution  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution,  satisfaction,  release and other  like fees and  charges  and (ii) the items  enumerated  in  Sections
4.05(a)(i)  through (iv) and (vi) through (xii) with respect to the  Securities
Administrator  and the  Master  Servicer,  need not be  credited  by the Master
Servicer or the  Servicer to the  Distribution  Account or the Master  Servicer
Collection Account, as applicable.  In the event that the Master Servicer shall deposit or cause to be  deposited  to the  Distribution  Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing  Officer of the Master Servicer,  shall promptly transfer  such  amount to the  Master  Servicer,  any  provision  herein to the contrary notwithstanding.

      (c) The amount at any time  credited  to the Master  Servicer  Collection
Account may be invested,  in the name of the Trustee,  or its nominee,  for the benefit of the  Certificateholders,  in  Permitted  Investments  as directed by
Master  Servicer.  All  Permitted  Investments  shall  mature or be  subject to redemption  or  withdrawal  on or  before,  and shall be held  until,  the next succeeding  Distribution  Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Account from time to time shall be for the account of the Master  Servicer.  The Master Servicer from time to time shall  be  permitted  to  withdraw  or  receive  distribution  of any  and  all investment  earnings  from the  Master  Servicer  Account.  The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments  shall  be borne by and be the  risk of the  Master  Servicer.  The
Master  Servicer  shall  deposit  the  amount  of any such  loss in the  Master
Servicer Collection Account within two Business Days of receipt of notification of  such  loss  but not  later  than  the  second  Business  Day  prior  to the
Distribution  Date  on  which  the  moneys  so  invested  are  required  to  be distributed to the Certificateholders.

      Section 4.03 Permitted Withdrawals and Transfers from the Master Servicer
Collection  Account.  (a) The Master Servicer will, from time to time on demand of a Servicer or the  Securities  Administrator,  make or cause to be made such withdrawals or transfers  from the Master  Servicer  Collection  Account as the
Master Servicer has designated for such transfer or withdrawal pursuant to this
Agreement and the related  Servicing  Agreement.  The Master Servicer may clear and terminate the Master Servicer  Collection Account pursuant to Section 10.01 and remove amounts from time to time deposited in error.

      (b) On an ongoing  basis,  the Master  Servicer  shall  withdraw from the
Master Servicer Collection Account (i) any expenses recoverable by the Trustee, the Master Servicer or the Securities  Administrator or the Custodian  pursuant to  Sections  3.03,  7.04 and 9.05 and (ii) any  amounts  payable to the Master
Servicer as set forth in Section 3.14.

      (c) In addition, on or before each Distribution Account Deposit Date, the
Master  Servicer  shall  deposit in the  Distribution  Account (or remit to the
Trustee for deposit  therein) any Monthly  Advances  required to be made by the
Master Servicer with respect to the Mortgage Loans.

      (d) No later than 3:00 p.m.  New York time on each  Distribution  Account
Deposit Date, the Master  Servicer will transfer all Available Funds on deposit in  the  Master  Servicer  Collection  Account  with  respect  to  the  related
Distribution Date to the Trustee for deposit in the Distribution Account.

      Section 4.04  Distribution  Account.  (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

      (b) All amounts  deposited to the  Distribution  Account shall be held by the  Trustee  in the  name of the  Trustee  in  trust  for the  benefit  of the
Certificateholders  in  accordance  with  the  terms  and  provisions  of  this
Agreement.

      (c) The  Distribution  Account  shall  constitute a trust  account of the
Trust Fund  segregated  on the books of the  Trustee and held by the Trustee in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited  therein  shall not be subject to, and shall be protected  from,  all claims,  liens,  and encumbrances of any creditors or depositors of the Trustee or the  Master  Servicer  (whether  made  directly,  or  indirectly  through  a liquidator or receiver of the Trustee or the Master Servicer). The Distribution
Account  shall be an Eligible  Account.  The amount at any time credited to the
Distribution Account shall be (i) held in cash and fully insured by the FDIC to the  maximum  coverage  provided  thereby or (ii)  invested  in the name of the
Trustee,  in such  Permitted  Investments  selected  by the Master  Servicer or deposited in demand deposits with such  depository  institutions as selected by
the  Master   Servicer,   provided  that  time  deposits  of  such   depository
institutions would be a Permitted  Investment.  All Permitted Investments shall mature or be subject to redemption  or  withdrawal  on or before,  and shall be held  until,  the next  succeeding  Distribution  Date if the  obligor for such
Permitted  Investment  is the Trustee or, if such obligor is any other  Person, the Business Day preceding such Distribution  Date. All investment  earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer.  The
Master  Servicer shall be permitted to withdraw or receive  distribution of any and all investment earnings from the Distribution  Account on each Distribution
Date.  If there is any loss on a Permitted  Investment or demand  deposit,  the
Master  Servicer  shall  remit the amount of the loss to the  Trustee who shall
deposit  such  amount  in  the  Distribution   Account.  With  respect  to  the
Distribution Account and the funds deposited therein, the Master Servicer shall take such  action as may be  necessary  to ensure  that the  Certificateholders shall be  entitled  to the  priorities  afforded  to such a trust  account  (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C.
Section 92a(e), and applicable regulations pursuant thereto, if applicable,  or any applicable  comparable state statute  applicable to state chartered banking corporations.

      Section 4.05 Permitted  Withdrawals  and Transfers from the  Distribution
Account.  (a) The  Trustee  will,  from time to time on  demand  of the  Master
Servicer  or the  Securities  Administrator,  make or  cause  to be  made  such withdrawals or transfers from the  Distribution  Account as the Master Servicer has designated  for such transfer or withdrawal  pursuant to this Agreement and the Servicing  Agreements or as the  Securities  Administrator  has  instructed hereunder  for the following  purposes  (limited in the case of amounts due the
Master  Servicer to those not  withdrawn  from the Master  Servicer  Collection
Account in accordance with the terms of this Agreement):

      (i) to  reimburse  the Master  Servicer or any  Servicer  for any Monthly
Advance of its own funds,  the right of the Master  Servicer  or a Servicer  to reimbursement  pursuant to this subclause (i) being limited to amounts received on a particular  Mortgage Loan  (including,  for this purpose,  the  Repurchase
Price therefor,  Insurance  Proceeds and Liquidation  Proceeds) which represent late  payments or  recoveries  of the principal of or interest on such Mortgage
Loan with respect to which such Monthly Advance was made;

      (ii) to  reimburse  the Master  Servicer or any Servicer  from  Insurance
Proceeds or  Liquidation  Proceeds  relating to a particular  Mortgage Loan for amounts  expended  by the Master  Servicer  or such  Servicer  in good faith in connection  with the  restoration of the related  Mortgaged  Property which was damaged by an Uninsured  Cause or in connection  with the  liquidation  of such
Mortgage Loan;

      (iii) to reimburse  the Master  Servicer or any Servicer  from  Insurance
Proceeds  relating to a particular  Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such
Servicer  from  Liquidation  Proceeds  from  a  particular  Mortgage  Loan  for
Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master  Servicer  shall not be entitled to  reimbursement  for  Liquidation
Expenses  with  respect to a Mortgage  Loan to the extent  that (i) any amounts with respect to such  Mortgage  Loan were paid as Excess  Liquidation  Proceeds pursuant to clause (xi) of this  Section  4.05(a) to the Master  Servicer;  and
(ii) such  Liquidation  Expenses were not included in the  computation  of such
Excess Liquidation Proceeds;

      (iv) to pay the Master  Servicer or any Servicer,  as  appropriate,  from
Liquidation  Proceeds or Insurance  Proceeds  received in  connection  with the liquidation of any Mortgage Loan, the amount which the Master  Servicer or such
Servicer  would have been entitled to receive under clause (ix) of this Section
4.05(a)  as  servicing  compensation  on account  of each  defaulted  scheduled payment  on  such  Mortgage  Loan if paid in a  timely  manner  by the  related
Mortgagor;

      (v) to pay the Master Servicer or any Servicer from the Repurchase  Price for any Mortgage  Loan,  the amount which the Master  Servicer or such Servicer would have been entitled to receive  under clause (ix) of this Section  4.05(a)
as servicing compensation;

      (vi) to  reimburse  the Master  Servicer or any  Servicer for advances of funds (other than Monthly  Advances)  made with respect to the Mortgage  Loans, and the right to reimbursement pursuant to this clause being limited to amounts received  on the  related  Mortgage  Loan  (including,  for this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation  Proceeds) which represent late recoveries of the payments for which such advances were made;

      (vii) to  reimburse  the Master  Servicer or any Servicer for any Monthly
Advance or advance,  after a Realized Loss has been  allocated  with respect to the  related  Mortgage  Loan if the  Monthly  Advance or  advance  has not been reimbursed pursuant to clauses (i) and (vi);

      (viii) to pay the Master Servicer as set forth in Section 3.14;

      (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

      (x) to pay to the Master Servicer, as additional servicing  compensation, any Excess  Liquidation  Proceeds  to the extent not  retained  by the  related
Servicer;

      (xi) to reimburse or pay any Servicer any such amounts as are due thereto under the applicable  Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

      (xii) to  reimburse  the Trustee,  the  Securities  Administrator  or the
Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

      (xiii) to remove amounts deposited in error; and

      (xiv) to clear and terminate the Distribution Account pursuant to Section
10.01.

      (b) The Master Servicer shall keep and maintain separate accounting, on a
Mortgage  Loan by Mortgage Loan basis,  for the purpose of  accounting  for any reimbursement  from the  Distribution  Account  pursuant to clauses (i) through
(vi) and  (viii) or with  respect  to any such  amounts  which  would have been covered  by such  clauses  had the  amounts  not been  retained  by the  Master
Servicer  without  being  deposited in the  Distribution  Account under Section
4.02(b).  Reimbursements  made pursuant to clauses (vii),  (ix), (xi) and (xii)
will be  allocated  between  the Loan  Groups pro rata  based on the  aggregate
Stated Principal Balances of the Mortgage Loans in each Loan Group.

      (c) On each Distribution  Date, the Trustee shall distribute the Interest
Funds,  Principal  Funds and  Available  Funds to the  extent on deposit in the
Distribution  Account for each Loan Group to the Holders of the Certificates in accordance  with  distribution  instructions  provided to it by the  Securities
Administrator no later than two Business Days prior to such  Distribution  Date and determined by the Securities Administrator in accordance with Section 6.01.

      Section  4.06  Reserve  Fund.  (a) On or before  the  Closing  Date,  the
Trustee  shall  establish a Reserve  Fund on behalf of the Holders of the Group
I Offered  Certificates.  The  Reserve  Fund must be an Eligible  Account.  The
Reserve Fund shall be entitled  "Reserve  Fund,  JPMorgan  Chase Bank,  N.A. as
Trustee for the benefit of holders of  Structured  Asset  Mortgage  Investments
II  Inc.,   Bear   Stearns   ALT-A   Trust   2004-12,   Mortgage   Pass-Through
Certificates,  Series 2004-12,  Class I-A-1,  Class I-A-2,  Class I-A-3,  Class
I-A-4,  Class I-M-1,  Class I-M-2,  Class I-B-1 and Class  I-B-2".  The Trustee
shall demand  payment of all money payable by Bear Stearns  Financial  Products
Inc. (the  "Counterparty")  under the Cap Contracts.  The Trustee shall deposit in  the  Reserve  Fund  all  payments  received  by it  from  the  Counterparty pursuant  to the Cap  Contracts  and,  prior to  distribution  of such  amounts pursuant to Section  6.01.1(a),  all  payments  described  under the eighth and ninth clauses of Section  6.01.1(a).  On each  Distribution  Date,  the Trustee shall  remit  amounts  received by it from the  Counterparty  to the Holders of the applicable  Group I Offered  Certificates in the manner provided in Section
6.01.1(b).

      (b)  The Reserve Fund is an "outside  reserve fund" within the meaning of
Treasury  Regulation  '1.860G-2(h)  and shall be an asset of the Trust Fund but not an asset of any  2004-12  REMIC.  The  Trustee on behalf of the Trust shall be the nominal  owner of the Reserve  Fund.  For federal  income tax  purposes, the Class B-IO  Certificateholder  shall be the beneficial owner of the Reserve
Fund,  subject to the power of the Trustee to distribute  amounts under Section
6.01.1(b)  and the eighth and ninth  clauses  of  Section  6.01.1(a)  and shall report  items  of  income,  deduction,  gain or  loss  arising  therefrom.  For
federal  income  tax  purposes,   amounts  distributed  to   Certificateholders
pursuant to the eighth and ninth clauses of Section  6.01.1(a)  will be treated as first  distributed  to the Class  B-IO  Certificates  and then paid from the
Class  B-IO  Certificateholders  to  the  applicable  holders  of the  Group  I
Offered  Certificates.  Amounts  in the  Reserve  Fund  shall,  at the  written direction of the Class B-IO  Certificateholder,  be held either uninvested in a trust or deposit  account of the  Trustee  with no  liability  for  interest or other  compensation  thereon or invested in Permitted  Investments  that mature no later  than the  Business  Day  prior  to the next  succeeding  Distribution
Date.  To the extent that the Class B-IO  Certificateholders  have provided the
Trustee  with  such  written  direction  to  invest  such  funds  in  Permitted
Investments,  on each  Distribution  Date the Trustee shall  distribute all net income and gain from such  Permitted  Investments  in the  Reserve  Fund to the
Class  B-IO  Certificateholder,  not  as  a  distribution  in  respect  of  any interest in any  2004-12  REMIC.  All  amounts  earned on amounts on deposit in the  Reserve  Fund shall be taxable  to the Class B-IO  Certificateholder.  Any losses on such  Permitted  Investments  shall not in any case be a liability of the  Trustee  but an amount  equal to such  losses  shall be given by the Class
B-IO    Certificateholder    to   the   Trustee   out   of   the   Class   B-IO
Certificateholders'  own funds  immediately  as  realized,  for  deposit by the
Trustee into the Reserve Fund.

      Section  4.07 Class XP Reserve  Account.  (a) The Master  Servicer  shall establish  and  maintain  with itself a  separate,  segregated  trust  account, which  shall be an  Eligible  Account,  titled  "Reserve  Account,  Wells Fargo
Bank, National  Association,  as Master Servicer f/b/o Bear Stearns ALT-A Trust
2004-12,  Mortgage  Pass-Through  Certificates,  Series 2004-12,  Class XP". On
the Closing Date,  the  Depositor  shall deposit $100 into the Class XP Reserve
Account.  Funds on  deposit in the Class XP  Reserve  Account  shall be held in trust by the Master Servicer for the holder of the Class XP Certificates.

      (b)  The amount on deposit in the Class XP Reserve  Account shall be held uninvested.  On the earlier of (x) the Business  Day prior to the  Distribution
Date on which all the assets of the Trust  Fund are  repurchased  as  described in Section  10.01(a) and (y) the Business  Day prior to the  Distribution  Date immediately  following the Prepayment  Period during which the last  Prepayment
Charge on the Group I  Mortgage  Loans is  payable  by the  related  Mortgagor, which  Prepayment  Period is the month of November  2010,  the Master  Servicer shall  withdraw  the  amount on deposit  in the Class XP  Reserve  Account  and remit  such  amount to the  Trustee  and  provide  written  instruction  to the
Trustee to pay such amount to the Class XP  Certificates  in  reduction  of the
Certificate Principal Balance thereof.

      Section 4.08   Pre-Funding Accounts and Pre-Funding Reserve Accounts.

      (a)  No later than the Closing  Date,  the Paying  Agent shall  establish and maintain a segregated  trust  account or  sub-account  of a trust  account, which shall be titled  "Pre-Funding  Account,  JPMorgan  Chase Bank,  N.A.,  as
trustee for the benefit of holders of  Structured  Asset  Mortgage  Investments
II Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through  Certificates,  Series
2004-12"  (the  "Pre-Funding  Account").  The  Pre-Funding  Account shall be an
Eligible  Account or a sub account of an  Eligible  Account.  The Paying  Agent shall,  promptly upon receipt,  deposit in the  Pre-Funding  Account and retain therein  the  Pre-Funded  Amount  remitted  on the  Closing  Date to the Paying
Agent by the Depositor.  Funds  deposited in the  Pre-Funding  Account shall be held in trust by the Paying Agent for the Holders of the  Certificates  related to Loan Group I-1,  Loan  Group  II-2,  Loan Group II-3 and Loan Group II-4 for
the uses and purposes set forth herein.

      (b)  The Paying  Agent will invest  funds  deposited  in the  Pre-Funding
Account as directed by the  Depositor  or its  designee in writing in Permitted
Investments   with  a  maturity  date  (i)  no  later  than  the  Business  Day immediately  preceding  the  date  on  which  such  funds  are  required  to be withdrawn  from such  account  pursuant to this  Agreement,  if a Person  other than the Paying  Agent or an  Affiliate  of the Paying Agent is the obligor for the  Permitted  Investment,  or (ii) no later than the date on which such funds are  required  to be  withdrawn  from such  account  or sub  account of a trust account  pursuant to this  Agreement,  if the Paying  Agent or an  affiliate of the  Paying  Agent is the  obligor  for the  Permitted  Investment  (or,  if no written  direction  is received by the Paying  Agent from the  Depositor,  then funds  in such  account  shall  remain  uninvested).  For  federal  income  tax purposes,  the Depositor or its designee shall be the owner of the  Pre-Funding
Account and shall report all items of income,  deduction.  gain or loss arising therefrom.  All income and gain realized from  investment of funds deposited in the Pre-Funding  Account shall be transferred to the Interest  Coverage Account at the following  times:  (i) on the Business Day  immediately  preceding  each
Distribution  Date,  if a Person other than the Paying Agent or an Affiliate of the  Paying  Agent is the  obligor  for the  Permitted  Investment,  or on each
Distribution  Date,  if the Paying Agent or an Affiliate of the Paying Agent is
the  obligor  for  the   Permitted   Investment,   (ii)  on  the  Business  Day
immediately  preceding  each  Subsequent  Transfer Date, if a Person other than the Paying  Agent or an  Affiliate  of the Paying  Agent is the obligor for the
Permitted  Investment,  or on each  Subsequent  Transfer  Date,  if the  Paying
Agent or an  Affiliate  of the Paying  Agent is the obligor  for the  Permitted
Investment  or (iii)  within one  Business  Day of the Paying  Agent's  receipt thereof.  Such  transferred  funds  shall not  constitute  income  and gain for purposes  of Section  4.09(b)  hereof.  The  Depositor  or its  designee  shall deposit  in the  Pre-Funding  Account  the amount of any net loss  incurred  in respect of any such Permitted  Investment  immediately upon realization of such loss  without  any  right  of  reimbursement  therefor.  At no  time  will  the
Pre-Funding Account be an asset of any REMIC created hereunder.

      (c)  Amounts on deposit in the Pre-Funding  Account shall be withdrawn by the Paying Agent as follows:

           (i)  On  any  Subsequent  Transfer  Date,  the  Paying  Agent  shall withdraw  from the  Pre-Funding  Account  an amount  equal to 100% of the
      Stated Principal  Balances of the Subsequent  Mortgage Loans  transferred and  assigned to the  Trustee  for  deposit in the related  Loan Group on
      such   Subsequent   Transfer  Date  and  deposit  such  amount  into  the
      Pre-Funding Reserve Account;

           (ii) If the amount on deposit in the Pre-Funding  Account (exclusive of  investment  income)  has not  been  reduced  to zero by the  close of business on the date of termination of the  Pre-Funding  Period,  then at the close of business on such date,  the Paying Agent shall  deposit into the Pre-Funding  Reserve Account any amounts remaining in the Pre-Funding
      Account  (exclusive of investment  income) for distribution in accordance with Section 4.08(e)(ii);

           (iii) To withdraw  any amount not  required to be  deposited  in the
      Pre-Funding Account or deposited therein in error; and

           (iv) Upon  the  earliest  of (i)  the  reduction  of  the  Principal
      Balances  of the  Certificates  to zero or (ii) the  termination  of this
      Agreement in accordance  with Section 10.01,  to withdraw (and deposit in the Pre-Funding  Reserve  Account) any amount remaining on deposit in the
      Pre-Funding  Account for payment to the related  Certificateholders  then entitled to  distributions  in respect of principal  until the  Principal
      Balance of the  Certificates  has been reduced to zero, and any remaining amount to the Depositor.

      Withdrawals  pursuant to clauses  (i),  (ii) and (iv) shall be treated as contributions of cash to REMIC II on the date of withdrawal.

      (d)  No later than the Closing  Date,  the Paying  Agent shall  establish and maintain a segregated  trust account or a sub-account  of a trust  account, which shall be titled "Pre-Funding  Reserve Account,  JPMorgan Chase Bank, N.A.
as  Trustee  for  the  benefit  of  holders  of   Structured   Asset   Mortgage
Investments  II  Inc.,   Bear  Stearns  ALT-A  Trust,   Mortgage   Pass-Through
Certificates,   Series  2004-12"  (the  "Pre-Funding  Reserve  Account").   The
Pre-Funding  Reserve  Account shall be an Eligible  Account or a sub account of an Eligible  Account.  The Paying Agent shall,  at the close of business on the day of the  termination of the Pre-Funding  Period,  deposit in the Pre-Funding
Reserve  Account and retain  therein  any funds  remaining  in the  Pre-Funding
Account  at  the  close  of  business  on  such  day.  Funds  deposited  in the
Pre-Funding  Reserve  Account  shall be held in trust by the  Paying  Agent for the Certificateholders for the uses and purposes set forth herein.

      (e) The Paying Agent shall not invest funds  deposited in the Pre-Funding
Reserve  Account.  The  Pre-Funding  Reserve  Account  and any funds on deposit therein  shall be assets of REMIC II.  Amounts on  deposit  in the  Pre-Funding
Account shall be withdrawn by the Paying Agent:

            (i) On any  Subsequent  Transfer  Date,  the Trustee shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section  4.08(c)(i) in respect of a Subsequent  Mortgage transferred  and  assigned to the Trustee for deposit in the related Loan
      Group on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon  satisfaction  of the conditions set forth in
      Section 2.07 with respect to such transfer and assignment;

            (ii) On the Distribution Date immediately  following termination of the Pre-Funding  Period,  the Trustee shall withdraw from the Pre-Funding
      Reserve  Account the  Remaining  Pre-Funded  Amount for the related  Loan
      Group deposited therein on such date pursuant to Section  4.08(c)(ii) for distribution  to the  related  Certificate  Groups  pursuant  to  Section
      6.01.1(a) and Section 6.01.2(a); and

            (iii) On each Distribution  Date during the Pre-Funding  Period and
      the   Distribution   Date  immediately   following   termination  of  the
      Pre-Funding  Period,  the Trustee  shall  withdraw  from the  Pre-Funding
      Reserve  Account the amount  deposited  therein on such date  pursuant to
      Section  4.09(c) for  distribution as Interest Funds with respect to each
      Loan Group in Loan Group I pursuant to Section  6.01.1(a)  and  Available
      Funds  with  respect  to each Loan  Group in Loan  Group II  pursuant  to
      Section 6.01.2(a).

      Section 4.09   Interest Coverage Account.

      (a)  No later than the Closing  Date,  the Paying  Agent shall  establish and maintain a segregated  trust  account or a sub account of a trust  account, which shall be titled  "Interest  Coverage  Account,  JPMorgan Chase Bank, N.A.
as  trustee  for  the  benefit  of  holders  of   Structured   Asset   Mortgage
Investments   Inc.,   Bear   Stearns   ALT-A   Trust,   Mortgage   Pass-Through
Certificates,  Series 2004-12" (the "Interest Coverage Account").  The Interest
Coverage  Account shall be an Eligible  Account or a sub account of an Eligible
Account.  The  Paying  Agent  shall,  promptly  upon  receipt,  deposit  in the
Interest  Coverage Account and retain therein the Interest  Coverage Amount for each  Loan  Group  remitted  on the  Closing  Date to the  Paying  Agent by the
Depositor and all income and gain realized from  investment of funds  deposited in the  Pre-Funding  Account  pursuant to Section  4.08(b).  Funds deposited in the Interest  Coverage  Account  shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

      (b)  For federal  income tax purposes,  the Depositor  shall be the owner of the  Interest  Coverage  Account  and  shall  report  all  items of  income, deduction,  gain or  loss  arising  therefrom.  At no time  will  the  Interest
Coverage  Account be an asset of any REMIC  created  hereunder.  All income and gain  realized  from  investment  of funds  deposited in the Interest  Coverage
Account,  which investment  shall be made solely upon the written  direction of the  Depositor,  shall be for the sole and  exclusive  benefit of the Depositor and shall be remitted by the Paying  Agent to the  Depositor  no later than the first  Business  Day  following  receipt of such  income and gain by the Paying
Agent.  If no  written  direction  with  respect  to such  investment  shall be received by the Paying  Agent from the  Depositor,  then funds in such  Account
shall  remain   uninvested.   The  Depositor  shall  deposit  in  the  Interest
Coverage  Account  the amount of any net loss  incurred  in respect of any such
Permitted Investment immediately upon realization of such loss.

      (c) On each  Distribution  Date during the Pre-Funding  Period and on the day of termination of the Pre-Funding  Period,  the Paying Agent shall withdraw from the  Interest  Coverage  Account  and deposit in the  Pre-Funding  Reserve
Account an amount of interest that accrues during the related  Interest Accrual
Period at the  Weighted  Average  Group Pass  Through Rate for the related Loan
Group on the excess,  if any, of the Pre-Funded Amount for such Loan Group over the aggregate  Stated  Principal  Balance of Subsequent  Mortgage Loans in such
Loan Group that both (i) had a Due Date during the Due Period  relating to such
Distribution Date or the Distribution Date following the end of the Pre-Funding
Period,  as  applicable,  and (ii) had a  Subsequent  Cut-off Date prior to the first day of the month in which such Distribution Date occurs.  Such withdrawal and deposit  shall be treated as a  contribution  of cash by the Mortgage  Loan
Seller  to  REMIC  II on the  date  thereof.  Immediately  following  any  such withdrawal  and  deposit,  and  immediately  following  the  conveyance  of any
Subsequent  Mortgage to the Trust on any  Subsequent  Transfer Date, the Paying
Agent  shall  withdraw  from the  Interest  Coverage  Account  and remit to the
Mortgage Loan Seller or its designee an amount equal to the excess,  if any, of the amount  remaining in such  Interest  Coverage  Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein)
pursuant to the second preceding sentence on each subsequent Distribution Date, if  any,  that  will  occur  during  the  Pre-Funding  Period  or on the day of termination of the Pre-Funding  Period, if no Subsequent Mortgage were acquired by the  Trust  Fund  after the end of the  Prepayment  Period  relating  to the current  Distribution  Date or the  Distribution  Date following the end of the
Pre-Funding Period, as applicable. On the day of termination of the Pre-Funding
Period,  the Paying Agent shall withdraw from the Interest Coverage Account and remit to the Mortgage Loan Seller or its designee the amount  remaining in such
Interest  Coverage Account after payment of the amount required to be withdrawn therefrom  pursuant to the second preceding  sentence on the day of termination of the Pre-Funding Period.

      (d)  Upon  the  earliest  of  (i)  the   Distribution   Date  immediately
following  the  end  of the  Pre-Funding  Period,  (ii)  the  reduction  of the principal  balances of the  Certificates  to zero or (iii) the  termination  of this  Agreement in  accordance  with  Section  10.01,  any amount  remaining on deposit in the  Interest  Coverage  Account  after  distributions  pursuant  to paragraph  (c) above  shall be  withdrawn  by the Paying  Agent and paid to the
Seller or its designee.

                                   ARTICLE V
                                  Certificates

      Section 5.01  Certificates.  (a) The  Depository,  the  Depositor and the
Trustee have entered into a Depository  Agreement  dated as of the Closing Date
(the "Depository Agreement"). Except for the Residual Certificates, the Private
Certificates  and  the  Individual  Certificates  and as  provided  in  Section
5.01(b),  the Certificates  shall at all times remain registered in the name of the  Depository  or its  nominee  and at all times:  (i)  registration  of such
Certificates may not be transferred by the Trustee except to a successor to the
Depository;  (ii) ownership and transfers of registration of such  Certificates on  the  books  of  the  Depository  shall  be  governed  by  applicable  rules established by the  Depository;  (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the
Trustee shall deal with the Depository as  representative  of such  Certificate
Owners of the respective  Class of Certificates  for purposes of exercising the rights of Certificateholders  under this Agreement, and requests and directions for and votes of such representative  shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information  furnished by the Depository with respect to its Depository Participants.

      The Residual  Certificates  and the Private  Certificates  are  initially
Physical  Certificates.  If at any time the Holders of all of the  Certificates of one or more such  Classes  request  that the  Trustee  cause  such  Class to become  Global  Certificates,  the  Trustee  and the  Depositor  will take such action as may be  reasonably  required to cause the  Depository  to accept such
Class or Classes for trading if it may legally be so traded.

      All  transfers  by  Certificate  Owners  of such  respective  Classes  of
Book-Entry   Certificates  and  any  Global   Certificates  shall  be  made  in
accordance  with the procedures  established  by the Depository  Participant or
brokerage  firm   representing   such  Certificate   Owners.   Each  Depository
Participant shall only transfer  Book-Entry  Certificates of Certificate Owners it  represents  or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

      (b) If (i)(A) the  Depositor  advises  the  Trustee  in writing  that the
Depository   is  no  longer   willing  or  able  to  properly   discharge   its
responsibilities  as  Depository  and (B) the  Depositor  is unable to locate a qualified  successor within 30 days or (ii) the Depositor at its option advises the  Trustee in  writing  that it elects to  terminate  the  book-entry  system through the  Depository,  the Trustee shall request that the Depository  notify all  Certificate  Owners  of  the  occurrence  of  any  such  event  and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the  Certificates by the
Depository,  accompanied by registration  instructions  from the Depository for registration, the Trustee shall issue the definitive Certificates.

      In addition, if an Event of Default has occurred and is continuing,  each
 Certificate  Owner  materially  adversely  affected  thereby may at its option request a definitive  Certificate evidencing such Certificate Owner's interest in the related  Class of  Certificates.  In order to make such  request,  such
 Certificate  Owner  shall,   subject  to  the  rules  and  procedures  of  the
 Depository,  provide the Depository or the related Depository Participant with directions  for  the  Trustee  to  exchange  or  cause  the  exchange  of  the
 Certificate  Owner's  interest in such Class of Certificates for an equivalent interest in fully  registered  definitive form. Upon receipt by the Trustee of instructions  from  the  Depository  directing  the  Trustee  to  effect  such exchange  (such  instructions  to contain  information  regarding the Class of
 Certificates  and the  Certificate  Principal  Balance  being  exchanged,  the
 Depository   Participant  account  to  be  debited  with  the  decrease,   the
 registered   holder  of  and   delivery   instructions   for  the   definitive
 Certificate,  and any other information  reasonably  required by the Trustee),
 (i)  the  Trustee  shall   instruct  the  Depository  to  reduce  the  related
 Depository  Participant's  account  by  the  aggregate  Certificate  Principal
 Balance of the  definitive  Certificate,  (ii) the Trustee  shall  execute and deliver,  in  accordance  with  the  registration  and  delivery  instructions
 provided  by  the  Depository,   a  Definitive   Certificate  evidencing  such
 Certificate  Owner's  interest  in such  Class of  Certificates  and (iii) the
 Trustee shall execute a new  Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal Balance of such Class of Certificates by the amount of the definitive Certificates.

      Neither the  Depositor  nor the Trustee  shall be liable for any delay in the delivery of any  instructions  required  pursuant to this Section  5.01(b)
 and may  conclusively  rely on, and shall be  protected  in relying  on,  such instructions.

      (c) (i) As provided herein, the REMIC Administrator will make an election to treat the  segregated  pool of assets  consisting  of the Group II  Mortgage
Loans and certain other related assets subject to this Agreement as a REMIC for federal  income  tax  purposes,  and such  segregated  pool of  assets  will be designated as "REMIC I." Component I of the Class R Certificates will represent the sole Class of  "residual  interests"  in REMIC I for  purposes of the REMIC
Provisions  (as defined  herein)  under  federal  income tax law. The following
table   irrevocably  sets  forth  the  designation,   pass-through   rate  (the
"Uncertificated   Pass-Through  Rate")  and  initial  Uncertificated  Principal
Balance for each of the  "regular  interests"  in REMIC I (the "REMIC I Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for purposes of satisfying  Treasury  regulation Section  1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity Date.  None of the REMIC I
Regular  Interests will be certificated.  The REMIC I Regular Interests and the
REMIC I  Residual  Interest  will  have  the  following  designations,  initial balances and pass-through rates:

                                      100

Class
Designation
for each
REMIC I
Regular
Interest and
Component I                            Initial
of the          Type                Uncertificated
Class R          of    Pass-Through   Principal            Final
Certificates  Interest     Rate        Balance         Maturity Date*
---------------------------------------------------------------------

Class Y-1     Regular  Variable(1)         $24,470.93   January 2035
Class Y-2     Regular  Variable(2)         $85,070.13   January 2035
Class Y-3     Regular  Variable(3)         $48,730.28   January 2035
Class Y-4     Regular  Variable(4)         $26,998.27   January 2035
Class Z-1     Regular  Variable(1)     $48,917,389.66   January 2035
Class Z-2     Regular  Variable(2)    $170,072,097.61   January 2035
Class Z-3     Regular  Variable(3)     $97,411,825.34   January 2035
Class Z-4     Regular  Variable(4)     $53,974,895.90   January 2035
Component I
of the Class  Residual                           $100   January 2035

*     The  Distribution  Date  in the  specified  month,  which  is  the  month following the month the latest maturing Mortgage Loan in the related Loan
      Group matures. For federal income tax purposes, for each Class of REMIC I
      Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

(1)   Interest distributed to the REMIC I Regular Interests Y-1 and Z-1 on each
      Distribution  Date will have accrued at the  weighted  average of the Net
      Rates for the Group II-1 Loans on the applicable Uncertificated Principal
      Balance outstanding immediately before such Distribution Date.

(2)   Interest distributed to the REMIC I Regular Interests Y-2 and Z-2 on each
      Distribution  Date will have accrued at the  weighted  average of the Net
      Rates for the Group II-2 Loans on the applicable Uncertificated Principal
      Balance outstanding immediately before such Distribution Date.

(3)   Interest distributed to the REMIC I Regular Interests Y-3 and Z-3 on each
      Distribution  Date will have accrued at the  weighted  average of the Net
      Rates for the Group II-3 Loans on the applicable Uncertificated Principal
      Balance outstanding immediately before such Distribution Date.

(4)   Interest distributed to the REMIC I Regular Interests Y-4 and Z-4 on each
      Distribution  Date will have accrued at the  weighted  average of the Net
      Rates for the Group II-4 Loans on the applicable Uncertificated Principal
      Balance outstanding immediately before such Distribution Date.

            (ii) As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets subject to this Agreement as a real estate  mortgage  investment conduit (a "REMIC") for federal income tax purposes,  and such  segregated pool of  assets  will be  designated  as  "REMIC  II."  Component  II of the Class R
Certificates will represent the sole Class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions (as defined  herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance
rate  (the   "Uncertificated   REMIC  II   Pass-Through   Rate")  and   initial
Uncertificated  Principal Balance for each of the "regular  interests" in REMIC
II (the "REMIC II Regular  Interests").  The "latest  possible  maturity  date"
(determined  solely for  purposes of  satisfying  Treasury  regulation  Section
1.860G-1(a)(4)(iii))  for each REMIC II Regular  Interest shall be the Maturity
Date. None of the REMIC II Regular Interests will be certificated.

              Uncertificated
                REMIC II             Initial
             --------------      Uncertificated           Latest
              Pass-Through          REMIC II             Possible
 Designation      Rate          Principal Balance     Maturity Date
 -----------  ------------      -----------------    -----------------
   Y-I-1           (1)               $312,654.03     January 25, 2035
   Y-I-2           (1)               $224,485.57     January 25, 2035
   Z-I-1           (2)           $625,009,059.03     January 25, 2035
   Z-I-2           (2)           $488,726,664.13     January 25, 2035

_______________

(1)   The Class Y-I-1 and Z-I-1 REMIC II Regular  Interests  will bear interest at a variable rate equal to the weighted  average of the Net Rates on the
      Group I-1 Mortgage Loans

                                      101

(2)   The Class Y-I-2 and Z-I-2 REMIC II Regular Interests will bear interest at a variable rate equal to the weighted average of the Net Rates on the
Group I-2 Mortgage Loans

            (iii) As  provided  herein,  the REMIC  Administrator  will make an election  to treat  the  segregated  pool of assets  consisting  of the REMIC I
Regular  Interests and the REMIC II Regular Interests as a real estate mortgage investment  conduit (a  "REMIC")  for  federal  income tax  purposes,  and such segregated  pool of assets will be designated as "REMIC III."  Component III of the Class R Certificates will represent the sole Class of "residual  interests"
in REMIC III for purposes of the REMIC  Provisions  (as defined  herein)  under federal  income  tax law.  The  following  table  irrevocably  sets  forth  the designation, remittance rate (the "Uncertificated REMIC III Pass-Through Rate")
and  initial  Uncertificated   Principal  Balance  for  each  of  the  "regular
interests"  in REMIC III (the  "REMIC  III  Regular  Interests").  The  "latest possible maturity date" (determined solely for purposes of satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC III Regular  Interest shall be the  Maturity  Date.  None of the REMIC II Regular  Interests  will be certificated.  The  REMIC  III  Regular  Interests  (designated  below  will be non-transferable.

      The  Classes  of  the  REMIC  III  Interests  shall  have  the  following designations, initial principal amounts and Pass-Through Rates:

                                                            Latest Possible
  Designation   Type   Initial Principal Pass-Through Rate   Maturity Date
  -----------   ----   ----------------- -----------------   -------------

     II-A-1    Regular      $45,148,000       (1)            January 25, 2035
     II-A-2    Regular     $156,969,000       (2)            January 25, 2035
     II-A-3    Regular      $85,277,000       (3)            January 25, 2035
     II-A-4    Regular       $4,630,000       (3)            January 25, 2035
     II-A-5    Regular      $47,250,000       (4)            January 25, 2035
     II-A-6    Regular       $2,566,000       (4)            January 25, 2035
     II-B-1    Regular       $2,779,000       (5)            January 25, 2035
     II-B-2    Regular       $7,967,000       (5)            January 25, 2035
     II-B-3    Regular       $4,817,000       (5)            January 25, 2035
     II-B-4    Regular       $5,744,000       (5)            January 25, 2035
     II-B-5    Regular       $1,667,000       (5)            January 25, 2035
     II-B-6    Regular       $1,115,478       (5)            January 25, 2035
     LT1       Regular  $624,966.527.89       (6)            January 25, 2035
     LT2       Regular       $14,364.75       (6)            January 25, 2035
     LT3       Regular       $48,167.43      0.00%           January 25, 2035
     LT4       Regular       $48,167.43       (7)            January 25, 2035
     LT5       Regular  $488,572,277.36       (8)            January 25, 2035
     LT6       Regular       $11,575.93       (8)            January 25, 2035
     LT7       Regular       $37,321.19      0.00%           January 25, 2035
     LT8       Regular       $37,321.19       (9)            January 25, 2035
     LTY-I-1   Regular      $244,485.57       (6)            January 25, 2035
     LTY-I-2   Regular      $312,654.03       (8)            January 25, 2035
     Component Residual                       (10)           January 25, 2035
     III of
     Class R                                   $0

---------------------------

(1)   The Class  II-A-1  REMIC III Regular  Interests  will bear  interest at a variable rate equal to the weighted average of the Net Rates of the Group
      II-1 Loans.

                                      102

(2)   The Class  II-A-2  REMIC III Regular  Interests  will bear  interest at a variable rate equal to the weighted average of the Net Rates of the Group
      II-2 Loans.

(3)   The Class II-A-3 REMIC III Regular  Interests  and Class II-A-4 REMIC III
      Regular  Interests  will bear  interest  at a variable  rate equal to the weighted average of the Net Rates of the Group II-3 Mortgage Loans.

(4)   The Class II-A-5 REMIC III Regular  Interests  and Class II-A-6 REMIC III
      Regular  Interests  will bear  interest  at a variable  rate equal to the weighted average of the Net Rates of the Group II-4 Mortgage Loans.

(5)   The Group II Subordinate  REMIC III Regular  Interests will bear interest at a variable  rate equal to the weighted  average of the Net Rate of the
      Mortgage  Loans in each Mortgage Loan Group weighted in proportion to the results  of  subtracting  from the  aggregate  principal  balance of each
      Mortgage Loan Group,  the  Certificate  Principal  Balance of the related
      Classes of Senior REMIC III Regular Interests.

(6)   The Class LT1,  LT2 and  LTY-I-1  REMIC III Regular  Interests  will bear interest  at a  variable  rate equal to the  weighted  average of the Net
      Rates on the Group I-1 Mortgage Loans.

(7)   Class LT4 REMIC II Regular  Interests  will bear  interest  at a variable rate  equal to twice the  weighted  average of the Net Rates on the Group
      I-1 Mortgage Loans

(8)   The Class LT5,  LT6 and  LTY-I-2  REMIC III Regular  Interests  will bear interest  at a  variable  rate equal to the  weighted  average of the Net
      Rates on the Group I-2 Mortgage Loans.

(9)   Class LT8 REMIC II Regular  Interests  will bear  interest  at a variable rate  equal to twice the  weighted  average of the Net Rates on the Group
      I-2 Mortgage Loans

(10)  Component III of the Class R Certificates will not bear interest.

            (iv) As  provided  herein,  the  REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the REMIC III
Regular Interests as a real estate mortgage  investment conduit (a "REMIC") for federal  income  tax  purposes,  and such  segregated  pool of  assets  will be designated  as  "REMIC  IV."  Component  IV of the  Class R  Certificates  will represent  the sole Class of "residual  interests"  in REMIC IV for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law. The following table  irrevocably sets forth the  designation,  remittance rate (the
"REMIC IV  Pass-Through  Rate") and initial  Principal  Balance for each of the
"regular interests" in REMIC IV (the "REMIC IV Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC IV  Regular  Interest shall be the Maturity Date.

      The Classes of the REMIC IV Regular  Interests  shall have the  following designations, initial principal amounts and Pass-Through Rates:

                                      103

                                    Initial
        Designation                Principal    Pass-Through Rate
        -----------                ---------    -----------------

           I-A-1     Regular     $521,206,000        (1)
           I-A-2     Regular      $62,532,000        (1)
           I-A-3     Regular     $407,557,000        (2)
           I-A-4     Regular      $48,897,000        (2)
           II-A-1    Regular      $45,148,000        (3)
           II-A-2    Regular     $156,969,000        (4)
           II-A-3    Regular      $85,277,000        (5)
           II-A-4    Regular       $4,630,000        (5)
           II-X-1    Regular      $89,907,000        (6)
           II-A-5    Regular      $47,250,000        (7)
           II-A-6    Regular       $2,566,000        (7)
           II-X-2    Regular      $49,816,000        (8)
           II-M-1    Regular       $4,632,000        (9)
           II-B-1    Regular       $2,779,000        (9)
           II-B-2    Regular       $7,967,000        (9)
           II-B-3    Regular       $4,817,000        (9)
           II-B-4    Regular       $5,744,000        (9)
           II-B-5    Regular       $1,667,000        (9)
           II-B-6    Regular       $1,115,478        (9)
           I-M-1     Regular      $32,872,000       (10)
           I-M-2     Regular      $18,943,000       (10)
           I-B-1     Regular       $6,686,000       (11)
           I-B-2     Regular       $5,571,000       (11)
           XP        Regular             $100       (12)
           B-IO-I    Regular               $0       (13)
           and
           B-IO-P
           R         Residual              $0       (14)

--------------------

(1)   The Class  I-A-1  REMIC IV Regular  Interests  and Class  I-A-2  REMIC IV
      Regular  Interests  will bear  interest  at a variable  rate equal to the least of (i)  One-Month  LIBOR plus the related  Margin,  (ii) 11.50% and
      (iii) the related Net Rate Cap.

(2)   The Class  I-A-3  REMIC IV Regular  Interests  and Class  I-A-4  REMIC IV
      Regular  Interests  will bear  interest  at a variable  rate equal to the least of (i)  One-Month  LIBOR plus the related  Margin,  (ii) 11.50% and
      (iii) the related Net Rate Cap.

(3)   The Class  II-A-1  REMIC IV Regular  Interests  will bear  interest  at a variable rate equal to the weighted average of the Net Rates of the Group
      II-1 Mortgage Loans.

(4)   The Class  II-A-2  REMIC IV Regular  Interests  will bear  interest  at a variable rate equal to the weighted average of the Net Rates of the Group
      II-2 Mortgage Loans.

(5)   On or prior to the Distribution  Date in September 2009, the Class II-A-3
      REMIC IV Regular  Interests  and Class II-A-4 REMIC IV Regular  Interests
      will bear  interest at a variable Pass Through Rate equal to the weighted average of the Net Rates of the Group II-3  Mortgage  Loans minus 0.4707%
      per annum.  After the  Distribution  Date in  September  2009,  the Class
      II-A-3  REMIC IV  Regular  Interests  and Class  II-A-4  REMIC IV Regular
      Interests  will bear  interest at a variable  rate equal to the  weighted average of the Net Rates of the Group II-3 Mortgage Loans.

(6)   On or prior to the Distribution  Date in September 2009, the Class II-X-1
      REMIC IV Regular  Interests  will bear  interest at a fixed Pass  Through
      Rate equal to 0.4707% per annum based on a notional  amount  equal to the aggregate  Certificate  Principal  Balance of the Class  II-A-3  REMIC IV
      Regular Interests and Class II-A-4 REMIC IV Regular Interests.  After the
      Distribution  Date in September  2009,  the Class II-X-2 REMIC IV Regular
      Interests will not bear any interest.

(7)   On or prior to the  Distribution  Date in October 2011,  the Class II-A-5
      REMIC IV Regular  Interests  and Class II-A-6 REMIC IV Regular  Interests
      will bear  interest at a variable Pass Through Rate equal to the weighted average of the Net Rates of the Group II-4  Mortgage  Loans minus 0.4152%
      per annum.  After the Distribution Date in October 2011, the Class II-A-5
      REMIC IV Regular  Interests  and Class II-A-6 REMIC IV Regular  Interests
      will bear  interest at a variable  rate equal to the weighted  average of the Net Rates of the Group II-4 Mortgage Loans.

                                      104

(8)   On or prior to the  Distribution  Date in October 2011,  the Class II-X-2
      REMIC IV Regular  Interests  will bear  interest at a fixed Pass  Through
      Rate equal to 0.4152% per annum based on a notional  amount  equal to the aggregate  Certificate  Principal  Balance of the Class  II-A-5  REMIC IV
      Regular Interests and Class II-A-6 REMIC IV Regular Interests.  After the
      Distribution  Date in October  2011,  the Class  II-X-2  REMIC IV Regular
      Interests will not bear any interest.

(9)   The Group II Subordinate REMIC IV Regular Interests will bear interest at a  variable  rate  equal to the  weighted  average of the Net Rate of the
      Mortgage  Loans in each Mortgage Loan Group weighted in proportion to the results  of  subtracting  from the  aggregate  principal  balance of each
      Mortgage Loan Group,  the  Certificate  Principal  Balance of the related
      Classes of Senior  Certificates.  For federal  income tax  purposes,  the interest rate on the Group II Subordinate  REMIC IV Regular  Interests is
      equal to the interest rate on REMIC III Regular Interest bearing the same alphanumeric class designation.

(10)  The Class  I-M-1  REMIC IV Regular  Interests  and Class  I-M-2  REMIC IV
      Regular  Interests will bear interest at a rate equal to the least of (i)
      One-Month  LIBOR  plus the  related  Margin,  (ii)  11.50%  and (iii) the related Net Rate Cap.

(11)  The Class  I-B-1  REMIC IV Regular  Interests  and Class  I-B-2  REMIC IV
      Regular  Interests will bear interest at a rate equal to the least of (i)
      One-Month  LIBOR  plus the  related  Margin,  (ii)  11.50%  and (iii) the related Net Rate Cap.

(12)  The Class XP REMIC IV Regular  Interests  will not bear any interest.  It will be entitled to receive prepayment  penalties  collected with respect to the Mortgage Loans.

(13)  The Class B-IO  Certificates will bear interest at a per annum rate equal to the Class B-IO  Pass-Through  Rate on its Notional  Amount.  The Class
      B-IO Certificates will be comprised of two REMIC IV regular interests,  a principal only regular  interest  designated  B-IO-P and an interest only
      regular   interest   designated   B-IO-I,   which  will  be  entitled  to
      distributions  as set forth herein.  Amounts paid, or deemed paid, to the
      Class  B-IO  Certificates  shall be  deemed to first be paid to the Class
      B-IO-I  REMIC IV Regular  Interest  in  reduction  of accrued  and unpaid interest  thereon until such accrued and unpaid  interest shall have been reduced to zero and shall then be deemed paid to the Class  B-IO-P  REMIC
      IV Regular Interest in reduction of the principal balance thereof.

(14)  Component IV of the Class R Certificates will not bear interest.

      (d) Solely for  purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury regulations,  the Distribution Date immediately following the maturity date for the  Mortgage  Loan with the  latest  maturity  date in the Trust Fund has been designated  as the  "latest  possible  maturity  date"  for the REMIC I Regular
Interests,  REMIC II Regular Interests,  REMIC III Regular Interests,  REMIC IV
Regular Interests and the Certificates.

      (e) With respect to each  Distribution  Date,  each Class of Certificates
(other than the Residual Certificates) shall accrue interest during the related
Interest Accrual Period.  With respect to each Distribution  Date,  interest on each  Class of  Certificates  (other  than the LIBOR  Certificates  and Class R
Certificates)  shall be calculated on the basis of a 360-day year  comprised of twelve 30-day months and interest on the LIBOR Certificates shall be calculated on the basis of a 360-day  year and the  actual  number of days in the  related
Interest Accrual Period, based upon the respective Pass-Through Rate set forth, or determined as provided,  above and the Certificate Principal Balance of such
Class applicable to such Distribution Date.

                                      105

      (f) The  Certificates  shall be  substantially  in the forms set forth in
Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8 and A-9. On original  issuance, the Trustee shall sign,  countersign and shall deliver them at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and countersign  temporary  Certificates that are printed, lithographed or typewritten,  in authorized  denominations  for Certificates of such Class,  substantially of the tenor of the definitive  Certificates in lieu of which  they are  issued  and with such  appropriate  insertions,  omissions, substitutions  and other  variations as the officers or authorized  signatories executing such  Certificates may determine,  as evidenced by their execution of such  Certificates.  If temporary  Certificates are issued,  the Depositor will cause definitive  Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable  for  definitive  Certificates  upon  surrender  of the  temporary
Certificates at the office of the Trustee,  without charge to the Holder.  Upon surrender  for  cancellation  of any one or more  temporary  Certificates,  the
Trustee  shall sign and  countersign  and deliver in  exchange  therefor a like aggregate  principal  amount,  in authorized  denominations  for such Class, of definitive  Certificates of the same Class. Until so exchanged,  such temporary
Certificates  shall  in all  respects  be  entitled  to the  same  benefits  as definitive Certificates.

      (g) Each Class of Book-Entry  Certificates will be registered as a single
Certificate  of such  Class  held by a  nominee  of the  Depository  or the DTC
Custodian,  and  beneficial  interests  will be held by  investors  through the book-entry  facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates),  $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof,  except  that one  Certificate  of each such  Class may be issued in a different  amount  so that  the  sum of the  denominations  of all  outstanding
Certificates  of such Class shall equal the  Certificate  Principal  Balance of such Class on the Closing Date. On the Closing Date,  the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall  equal the  Certificate  Principal  Balance of such Class on the  Closing
Date.  The Group II  Non-offered  Subordinate  Certificates  shall be issued in certificated  fully-registered  form in minimum dollar denominations of $25,000 and  integral  multiples of $1.00 in excess  thereof,  except that one Group II
Non-offered  SubordinateCertificate  of each Class may be issued in a different amount  so  that  the  sum of the  denominations  of  all  outstanding  Private
Certificates  of such Class shall equal the  Certificate  Principal  Balance of such Class on the Closing Date. The Residual  Certificates shall each be issued in certificated  fully-registered  form in the denomination of $100. Each Class of Global  Certificates,  if any, shall be issued in fully  registered  form in minimum  dollar  denominations  of $50,000 and  integral  multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different
denomination  so  that  the  sum  of  the   denominations  of  all  outstanding
Certificates  of such Class shall equal the  Certificate  Principal  Balance of such Class on the Closing Date. On the Closing Date,  the Trustee shall execute and  countersign  (i) in the case of each  Class of Offered  Certificates,  the
Certificate in the entire Certificate Principal Balance of the respective Class and  (ii)  in the  case of  each  Class  of  Private  Certificates,  Individual
Certificates  all  in an  aggregate  principal  amount  that  shall  equal  the
Certificate  Principal  Balance of each such  respective  Class on the  Closing
Date. The  Certificates  referred to in clause (i) and if at any time there are to be Global  Certificates,  the Global  Certificates shall be delivered by the
Depositor to the Depository or pursuant to the Depository's instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC  Custodian.  The Trustee  shall sign the  Certificates  by facsimile or manual  signature  and  countersign  them by manual  signature on behalf of the
Trustee  by  one  or  more  authorized  signatories,  each  of  whom  shall  be
Responsible  Officers of the Trustee or its agent.  A  Certificate  bearing the manual  and  facsimile  signatures  of  individuals  who  were  the  authorized signatories  of the Trustee or its agent at the time of issuance shall bind the
Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

                                      106

      (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any  purpose,  unless  there  appears on such  Certificate  the manually  executed  countersignature  of the  Trustee  or its  agent,  and such countersignature  upon any Certificate  shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly  executed and  delivered hereunder.  All  Certificates  issued on the  Closing  Date  shall be dated the
Closing Date. All  Certificates  issued  thereafter  shall be dated the date of their countersignature.

      (i) The Closing Date is hereby  designated  as the  "startup" day of each
2004-12 REMIC within the meaning of Section 860G(a)(9) of the Code.

      (j) For federal income tax purposes,  each 2004-12 REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

      (k) The Trustee on behalf of the Trust shall cause each 2004-12  REMIC to timely  elect to be  treated as a REMIC  under  Section  860D of the Code.  Any inconsistencies  or ambiguities in this Agreement or in the  administration  of any Trust  established  hereby shall be resolved in a manner that preserves the validity of such elections.

      (l) The  following  legend shall be placed on the Residual  Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE
      MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO
      THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT (A)
      THE  UNITED  STATES,  ANY STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY
      POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY
      OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION
      IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC,
      A  MAJORITY  OF  ITS  BOARD  OF   DIRECTORS   IS  NOT  SELECTED  BY  SUCH
      GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
      ORGANIZATION,   OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE
      FOREGOING,   (C)  ANY   ORGANIZATION   (OTHER   THAN   CERTAIN   FARMERS'
      COOPERATIVES  DESCRIBED  IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM
      THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
      SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING THE TAX
      IMPOSED  BY  SECTION  511 OF  THE  CODE  ON  UNRELATED  BUSINESS  TAXABLE
      INCOME),  (D) RURAL  ELECTRIC  AND  TELEPHONE  COOPERATIVES  DESCRIBED IN
      SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP
      UNDER  SECTION  775(a)  OF THE CODE  (ANY SUCH  PERSON  DESCRIBED  IN THE
      FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
      A  "DISQUALIFIED  ORGANIZATION"),  OR  (F)  AN  AGENT  OF A  DISQUALIFIED
      ORGANIZATION,   (2)  NO  PURPOSE  OF  SUCH  TRANSFER  IS  TO  IMPEDE  THE
      ASSESSMENT  OR  COLLECTION  OF TAX  AND  (3)  SUCH  TRANSFEREE  SATISFIES
      CERTAIN ADDITIONAL  CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE
      PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE
      REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE
      TO  A   DISQUALIFIED   ORGANIZATION   OR  AN  AGENT  OF  A   DISQUALIFIED
      ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE
      OR  EFFECT  WHATSOEVER  AND  SUCH  PERSON  SHALL  NOT BE  DEEMED  TO BE A
      CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
      TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF
      THIS  CERTIFICATE  BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO
      HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                      107

      Section 5.02  Registration of Transfer and Exchange of Certificates.  (a)
The Trustee shall maintain at its Corporate Trust Office a Certificate Register
in which,  subject to such  reasonable  regulations  as it may  prescribe,  the
Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

      (b) Subject to Section 5.01(a) and, in the case of any Global Certificate or Physical  Certificate  upon the  satisfaction  of the  conditions  set forth below,  upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose,  the Trustee shall sign,  countersign and shall deliver, in the name of the designated  transferee or  transferees,  a new  Certificate  of a like Class and aggregate  Fractional
Undivided Interest, but bearing a different number.

      (c) By acceptance  of a Private  Certificate  or a Residual  Certificate,
whether upon  original  issuance or  subsequent  transfer,  each holder of such
Certificate  acknowledges  the restrictions on the transfer of such Certificate set forth in the  Securities  Legend and agrees  that it will  transfer  such a
Certificate only as provided  herein.  In addition to the provisions of Section
5.02(h),  the following  restrictions  shall apply with respect to the transfer
and  registration  of  transfer  of  an  Private   Certificate  or  a  Residual
Certificate  to a transferee  that takes  delivery in the form of an Individual
Certificate:

            (i) The  Trustee  shall  register  the  transfer  of an  Individual
Certificate  if the  requested  transfer is being made to a transferee  who has provided the Trustee with a Rule 144A Certificate or comparable  evidence as to its QIB status.

                                      108

            (ii) The Trustee  shall  register  the  transfer of any  Individual
Certificate  if (x) the  transferor has advised the Trustee in writing that the
Certificate is being transferred to an Institutional  Accredited Investor along with facts surrounding the transfer as set forth in Exhibit F-1 hereto; and (y)
prior to the transfer  the  transferee  furnishes to the Trustee an  Investment
Letter (and the Trustee shall be fully  protected in so doing),  provided that, if based upon an Opinion of Counsel addressed to the Trustee to the effect that the  delivery  of (x) and (y)  above are not  sufficient  to  confirm  that the proposed  transfer  is  being  made  pursuant  to an  exemption  from,  or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration
of  any  such   transfer   require  the   transferor   to  furnish  such  other
certifications,  legal opinions or other  information  prior to registering the transfer of an Individual  Certificate as shall be set forth in such Opinion of
Counsel.

      (d) So long as a Global  Certificate of such Class is outstanding  and is held by or on behalf of the  Depository,  transfers of beneficial  interests in such Global Certificate,  or transfers by holders of Individual Certificates of such  Class  to  transferees  that  take  delivery  in the  form of  beneficial interests  in the  Global  Certificate,  may be made  only in  accordance  with
Section 5.02(h), the rules of the Depository and the following:

            (i) In the case of a beneficial  interest in the Global Certificate being  transferred to an  Institutional  Accredited  Investor,  such transferee shall be required to take delivery in the form of an Individual  Certificate or
Certificates  and the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(ii).

            (ii) In the case of a  beneficial  interest  in a Class  of  Global
Certificates  being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i)  above,  the  Trustee  shall  register  such  transfer  only upon compliance with the provisions of Section 5.02(c)(i).

            (iii) In the case of an  Individual  Certificate  of a Class  being transferred  to a  transferee  that takes  delivery in the form of a beneficial interest in a Global Certificate of such Class, the Trustee shall register such transfer  if  the  transferee  has  provided  the  Trustee  with  a  Rule  144A
Certificate or comparable evidence as to its QIB status.

            (iv) No  restrictions  shall apply with  respect to the transfer or registration of transfer of a beneficial  interest in the Global Certificate of a Class  to a  transferee  that  takes  delivery  in the  form of a  beneficial interest  in the Global  Certificate  of such  Class;  provided  that each such transferee  shall be deemed to have made such  representations  and  warranties contained in the Rule 144A  Certificate  as are sufficient to establish that it is a QIB.

      (e) Subject to Section 5.02(h), an exchange of a beneficial interest in a
Global Certificate of a Class for an Individual  Certificate or Certificates of
such Class, an exchange of an Individual Certificate or Certificates of a Class
for a  beneficial  interest  in the  Global  Certificate  of such  Class and an exchange of an Individual  Certificate or  Certificates  of a Class for another
Individual  Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent  transfer,  and, in the case of the Global  Certificate of such Class,  so long as such  Certificate is outstanding  and is held by or on behalf of the Depository) may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

                                      109

            (i) A holder of a beneficial  interest in a Global Certificate of a
Class may at any time  exchange  such  beneficial  interest  for an  Individual
Certificate or Certificates of such Class.

            (ii) A holder of an Individual  Certificate  or  Certificates  of a
Class may exchange such Certificate or Certificates  for a beneficial  interest in the Global Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

            (iii) A holder of an Individual Certificate of a Class may exchange such  Certificate  for  an  equal  aggregate  principal  amount  of  Individual
Certificates of such Class in different  authorized  denominations  without any certification.

      (f) (i)  Upon  acceptance  for  exchange  or  transfer  of an  Individual
Certificate  of a Class for a beneficial  interest in a Global  Certificate  of such Class as  provided  herein,  the  Trustee  shall  cancel  such  Individual
Certificate  and shall (or shall  request  the  Depository  to)  endorse on the schedule affixed to the applicable Global  Certificate (or on a continuation of such  schedule  affixed to the Global  Certificate  and made a part thereof) or otherwise make in its books and records an appropriate  notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global  Certificate  equal to the  certificate  balance of such  Individual
Certificate exchanged or transferred therefor.

            (ii) Upon  acceptance  for  exchange or  transfer  of a  beneficial interest in a Global  Certificate  of a Class for an Individual  Certificate of
such  Class as  provided  herein,  the  Trustee  shall  (or shall  request  the
Depository to) endorse on the schedule  affixed to such Global  Certificate (or on a continuation of such schedule affixed to such Global  Certificate and made a part  thereof)  or  otherwise  make in its books and  records an  appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such  Individual  Certificate  issued in exchange  therefor or upon transfer thereof.

      (g) The Securities  Legend shall be placed on any Individual  Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

      (h) Subject to the  restrictions  on transfer  and  exchange set forth in this Section 5.02,  the holder of any  Individual  Certificate  may transfer or exchange the same in whole or in part (in an initial  certificate balance equal to the  minimum  authorized  denomination  set forth in Section  5.01(g) or any integral  multiple of $1.00 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance  to the  Trustee in the case of  transfer  and a written  request for exchange  in the case of  exchange.  The holder of a  beneficial  interest in a
Global  Certificate may, subject to the rules and procedures of the Depository, cause the  Depository  (or its  nominee)  to notify the Trustee in writing of a request for transfer or exchange of such beneficial  interest for an Individual
Certificate  or  Certificates.  Following  a proper  request  for  transfer  or exchange,  the Trustee shall, within five Business Days of such request made at the Corporate  Trust  Office,  sign,  countersign  and deliver at the Corporate
Trust  Office,  to the  transferee  (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of  transfer)  or holder (in the case of  exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or  Certificates,  as the case may  require,  for a like  aggregate  Fractional
Undivided Interest and in such authorized  denomination or denominations as may be  requested.  The  presentation  for  transfer or exchange of any  Individual
Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

                                      110

      (i)  At  the  option  of  the  Certificateholders,  Certificates  may  be exchanged for other  Certificates of authorized  denominations  of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at the  Corporate  Trust  Office;  provided,  however,  that no
Certificate  may  be  exchanged  for  new  Certificates   unless  the  original
Fractional  Undivided Interest  represented by each such new Certificate (i) is at least equal to the minimum authorized  denomination or (ii) is acceptable to the Depositor as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and countersign and the
Trustee shall deliver the Certificates which the  Certificateholder  making the exchange is entitled to receive.

      (j)  If  the  Trustee  so  requires,   every  Certificate   presented  or
surrendered  for  transfer  or  exchange  shall  be  duly  endorsed  by,  or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

      (k) No service  charge  shall be made for any  transfer  or  exchange  of
Certificates,  but the Trustee may require payment of a sum sufficient to cover any tax or  governmental  charge  that may be  imposed in  connection  with any transfer or exchange of Certificates.

      (l) The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such  Certificates  in  accordance  with its standard retention  policy  or for  such  further  time  as is  required  by the  record retention  requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

      Section 5.03 Mutilated,  Destroyed,  Lost or Stolen Certificates.  (a) If
(i) any mutilated  Certificate is  surrendered  to the Trustee,  or the Trustee receives evidence to its satisfaction of the destruction,  loss or theft of any
Certificate,  and (ii) there is  delivered  to the  Trustee  such  security  or indemnity as it may require to save it harmless,  and (iii) the Trustee has not received notice that such Certificate has been acquired by a third Person,  the
Trustee shall sign,  countersign and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor  and  Fractional  Undivided  Interest  but in each  case  bearing a different number.  The mutilated,  destroyed,  lost or stolen Certificate shall thereupon  be  canceled  of record by the  Trustee  and shall be of no  further effect and evidence no rights.

      (b) Upon the issuance of any new Certificate under this Section 5.03, the
Trustee may require the payment of a sum  sufficient  to cover any tax or other governmental  charge  that may be imposed  in  relation  thereto  and any other expenses (including the fees and expenses of the Trustee) connected  therewith.
Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete  and  indefeasible  evidence of  ownership  in the Trust  Fund,  as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

                                      111

      Section  5.04  Persons  Deemed  Owners.  Prior to due  presentation  of a
Certificate for  registration of transfer,  the Depositor,  the Trustee and any agent of the  Depositor  or the  Trustee may treat the Person in whose name any
Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section  6.01 and for all other  purposes whatsoever.  Neither the Depositor,  the Trustee nor any agent of the Depositor or the  Trustee  shall be affected by notice to the  contrary.  No  Certificate shall be deemed  duly  presented  for a transfer  effective  on any Record Date unless the  Certificate  to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

      Section 5.05 Transfer Restrictions on Residual Certificates. (a) Residual
Certificates,  or interests therein,  may not be transferred  without the prior express written consent of the Tax Matters Person and the Seller,  which cannot be  unreasonably  withheld.  As a  prerequisite  to such consent,  the proposed transferee must provide the Tax Matters Person, the Seller and the Trustee with an  affidavit  that the proposed  transferee  is a Permitted  Transferee  (and, unless  the Tax  Matters  Person and the Seller  consent to the  transfer  to a person who is not a U.S.  Person,  an  affidavit  that it is a U.S.  Person) as provided in Section 5.05(b).

      (b) No  transfer,  sale or other  disposition  of a Residual  Certificate
(including a  beneficial  interest  therein)  may be made unless,  prior to the transfer,  sale or other  disposition of a Residual  Certificate,  the proposed transferee  (including  the  initial  purchasers  thereof)  delivers to the Tax
Matters Person, the Trustee and the Depositor an affidavit in the form attached hereto as Exhibit E stating,  among other  things,  that as of the date of such transfer  (i) such  transferee  is a  Permitted  Transferee  and that (ii) such transferee is not acquiring  such Residual  Certificate  for the account of any person who is not a  Permitted  Transferee.  The Tax Matters  Person  shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit  issued pursuant to the preceding  sentence is not true.  Notwithstanding  any  transfer,  sale or other  disposition  of a
Residual  Certificate  to any Person who is not a  Permitted  Transferee,  such transfer,  sale or other disposition shall be deemed to be of no legal force or effect  whatsoever  and such  Person  shall  not be  deemed to be a Holder of a
Residual Certificate for any purpose hereunder,  including, but not limited to, the receipt of  distributions  thereon.  If any purported  transfer shall be in violation  of the  provisions  of this Section  5.05(b),  then the prior Holder thereof shall,  upon  discovery that the transfer of such Residual  Certificate was not in fact permitted by this Section 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the
Trustee,  the Tax Matters Person or the Depositor  shall be under any liability to any Person for any  registration or transfer of a Residual  Certificate that is not  permitted  by this Section  5.05(b) or for making  payments due on such
Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written  affidavit  referred to above was received  with respect to such transfer,  and the Tax Matters Person,  the Trustee and the Depositor,  as
applicable,  had no  knowledge  that it was untrue.  The prior  Holder shall be entitled to recover from any purported  Holder of a Residual  Certificate  that was in fact not a permitted  transferee  under this Section 5.05(b) at the time it became a Holder all payments made on such Residual Certificate.  Each Holder of a  Residual  Certificate,  by  acceptance  thereof,  shall be deemed for all purposes to have consented to the provisions of this Section 5.05(b) and to any amendment  of this  Agreement  deemed  necessary  (whether  as a result  of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual  Certificates are not transferred to any Person who is  not  a  Permitted  Transferee  and  that  any  transfer  of  such  Residual
Certificates will not cause the imposition of a tax upon the Trust or cause any
REMIC to fail to qualify as a REMIC.

                                      112

      (c) Unless the Tax Matters  Person shall have consented in writing (which consent  may be  withheld in the Tax Matters  Person's  sole  discretion),  the
Residual  Certificates  (including  a beneficial  interest  therein) may not be purchased by or transferred to any person who is not a United States Person.

      (d) By accepting a Residual Certificate,  the purchaser thereof agrees to be a Tax Matters Person if it is the Holder of the largest percentage  interest of such  Certificate,  and appoints the Securities  Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

      Section 5.06  Restrictions on  Transferability  of  Certificates.  (a) No
offer,  sale,   transfer  or  other  disposition   (including  pledge)  of  any
Certificate  shall be made by any Holder  thereof unless  registered  under the
Securities  Act, or an  exemption  from the  registration  requirements  of the
Securities  Act and any  applicable  state  securities  or "Blue  Sky"  laws is available and the  prospective  transferee  (other than the  Depositor) of such
Certificate  signs and  delivers to the Trustee an  Investment  Letter,  if the transferee is an Institutional  Accredited  Investor,  in the form set forth as
Exhibit F-l hereto, or a Rule 144A Certificate,  if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the
transfer  or  registration  of  transfer  of  a  beneficial   interest  in  any
Certificate that is a Global  Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such
Class  provided  that  each such  transferee  shall be deemed to have made such representations  and warranties  contained in the Rule 144A  Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any  Certificate  to a transferee  other than a QIB, the Trustee may require an
Opinion of Counsel  addressed  to the Trustee that such  transaction  is exempt from the  registration  requirements  of the  Securities  Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

      (b) The Private Certificates shall each bear a Securities Legend.

      Section  5.07  ERISA  Restrictions.  (a)  Subject  to the  provisions  of subsection  (b),  no  Residual  Certificates  or  Private  Certificates  may be
acquired  directly or indirectly by, or on behalf of, an employee  benefit plan or other retirement  arrangement (a "Plan") that is subject to Title I of ERISA or Section  4975 of the Code,  or by a person  using  "plan  assets" of a Plan, unless the proposed transferee provides the Trustee, with an Opinion of Counsel addressed to the Trustee, the Master Servicer and the Securities  Administrator
(upon which they may rely) that is satisfactory  to the Trustee,  which opinion will  not  be at the  expense  of  the  Trustee,  the  Master  Servicer  or the
Securities  Administrator,  that the  purchase  of such  Certificates  by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a nonexempt prohibited transaction under ERISA or Section 4975 of the
Code and will not subject the Depositor,  the Master  Servicer,  the Securities
Administrator  or the Trustee to any obligation in addition to those undertaken in the Agreement.

                                      113

      (b) Unless such Person has  provided an Opinion of Counsel in  accordance with Section 5.07(a),  any Person acquiring an interest in a Global Certificate which is a Private  Certificate,  by acquisition of such Certificate,  shall be deemed to have represented to the Trustee, and any Person acquiring an interest in a Private  Certificate in definitive  form shall represent in writing to the
Trustee,  that it is not acquiring an interest in such Certificate  directly or indirectly  by, or on behalf of, or with "plan assets" of, an employee  benefit plan or  other  retirement  arrangement  which is  subject  to Title I of ERISA and/or Section 4975 of the Code.

      (c) Each  beneficial  owner of a Class I-M-1,  Class I-M-2,  Class I-B-1,
Class I-B-2,  Class  II-B-1,  Class II-B-2 or Class II-B-3  Certificate  or any
interest  therein  shall  be  deemed  to have  represented,  by  virtue  of its acquisition  or holding of that  certificate  or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition  or holding of that certificate or interest  therein,  that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch,  S&P or Moody's,  (ii) such beneficial owner is not a Plan or investing  with "plan  assets" of any Plan, or (iii) (1)
it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance  company general  account," as such term is defined in Prohibited  Transaction Class Exemption ("PTCE") 95-60,
and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

      (d)  None  of  the  Trustee,  the  Master  Servicer  nor  the  Securities
Administrator  will  be  required  to  monitor,  determine  or  inquire  as  to
compliance  with  the  transfer   restrictions   with  respect  to  the  Global
Certificates.  Any  attempted  or  purported  transfer  of any  Certificate  in violation of the  provisions of Sections (a), (b) or (c) above shall be void ab initio and such Certificate  shall be considered to have been held continuously by the prior permitted Certificateholder.  Any transferor of any Certificate in violation of such  provisions,  shall  indemnify and hold harmless the Trustee, the Securities  Administrator  and the Master Servicer from and against any and all  liabilities,  claims,  costs or  expenses  incurred  by the  Trustee,  the
Securities  Administrator  or the Master Servicer as a result of such attempted or purported transfer.  The Trustee shall have no liability for transfer of any such Global Certificates in or through book-entry  facilities of any Depository or between or among  Depository  Participants  or  Certificate  Owners  made in violation of the transfer restrictions set forth herein.

      Section  5.08  Rule  144A  Information.   For  so  long  as  any  Private
Certificates  are  outstanding,  (1) the  Seller  will  provide  or cause to be provided  to any  holder  of such  Private  Certificates  and  any  prospective purchaser thereof designated by such a holder,  upon the request of such holder or  prospective  purchaser,  the  information  required  to be provided to such holder or prospective  purchaser by Rule  144A(d)(4)  under the Securities Act;
and (2) the Seller shall update such  information from time to time in order to prevent such  information from becoming false and misleading and will take such other  actions as are necessary to ensure that the safe harbor  exemption  from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Private  Certificates  conducted in accordance with Rule 144A.

                                      114

                                  ARTICLE VI
                         Payments to Certificateholders

      Section  6.01.1  Distributions  on the Group I  Certificates.  (a)On each
Distribution  Date,  with  respect  to Loan  Group  I, an  amount  equal to the
Interest  Funds  and  Principal  Funds  for  such  Distribution  Date  shall be withdrawn  by the Trustee  from the  Distribution  Account and the  Pre-Funding
Reserve  Account in respect of each Loan Group in Loan Group I to the extent of funds on deposit  therein  and  distributed  as  directed  in  accordance  with distribution  instructions  provided to it by the Securities  Administrator for such Distribution Date, in the following order of priority:

      First, Interest Funds will be distributed, in the following manner and order of priority:

           1.   From Interest Funds in respect of

                (a) Loan Group I-1, to the Class I-A-1  Certificates  and Class
      I-A-2  Certificates,  the Current  Interest and then any  Interest  Carry
      Forward  Amount  for each  such  Class,  pro rata,  based on the  Current
      Interest and Interest Carry Forward Amount due each such Class;

                (b) Loan Group I-2, to the Class I-A-3  Certificates  and Class
      I-A-4  Certificates,  the Current  Interest and then any  Interest  Carry
      Forward  Amount  for each  such  Class,  pro rata,  based on the  Current
      Interest and Interest Carry Forward Amount due each such Class;

           2.   From remaining Interest Funds in respect of:

                (a) Loan Group I-1, to the to the Class I-A-3  Certificates and
      Class I-A-4  Certificates,  the Current  Interest  and then any  Interest
      Carry  Forward  Amount  for each  such  class to the  extent  not paid in clause 1(b) above,  on a pro rata basis  based on the  remaining  amounts owed to each such Class;

                (b) Loan Group I-2, to the to the Class I-A-1  Certificates and
      Class I-A-2  Certificates,  the Current  Interest  and then any  Interest
      Carry  Forward  Amount  for each  such  class to the  extent  not paid in clause 1(a) above,  on a pro rata basis  based on the  remaining  amounts owed to each such Class;

           3.   From  remaining  Interest  Funds in respect of both Loan Groups in Loan Group I, to the Class I-M-1,  Class I-M-2,  Class I-B-1 and Class
      I-B-2  Certificates,  sequentially,  in that order,  the Current Interest for each such Class;

           4.   Any  Excess  Spread,  to the  extent  necessary  to  cause  the
      Overcollateralization   Amount  to  equal  to  the  Overcollateralization
      Target Amount,  will be the Extra Principal  Distribution Amount and will be included as part of the Principal  Distribution Amount and distributed in accordance with second (A) and (B) below; and

                                      115

          5. Any remaining  Excess  Spread will be the Remaining  Excess Spread and  will be  applied,  together  with the  Overcollateralization  Release
     Amount,  as Excess  Cashflow  pursuant to clauses  Third  through  Twelfth below.

      On any Distribution  Date, any shortfalls  resulting from the application of the  Relief Act and any  Prepayment  Interest  Shortfalls  to the extent not covered by  Compensating  Interest  Payments  will be allocated as set forth in the definition of Current Interest herein.

      Second, to pay as principal on the Group I Offered Certificates  entitled to payments of principal, in the following manner:

      (A)  For each  Distribution  Date (i) prior to the Stepdown  Date or (ii)
      on which a Trigger Event is in effect,  from the Principal  Funds and the
      Extra Principal  Distribution  Amount for such Distribution  Date, in the following order of priority:

           1.   Concurrently to the Class I-A Certificates as follows:

                (a) To  the  Class   I-A-1   Certificates   and   Class   I-A-2
      Certificates,  an amount  equal to the Group I-1  Principal  Distribution
      Amount will be distributed pro rata between the Class I-A-1  Certificates and the Class I-A-2  Certificates,  in accordance  with their  respective
      Certificate  Principal Balances,  until the Certificate Principal Balance of each such Class is reduced to zero;

                (b) To  the  Class   I-A-3   Certificates   and   Class   I-A-4
      Certificates,  an amount  equal to the Group I-2  Principal  Distribution
      Amount will be distributed pro rata between the Class I-A-3  Certificates and the Class I-A-4  Certificates,  in accordance  with their  respective
      Certificate  Principal Balances,  until the Certificate Principal Balance of each such Class is reduced to zero;

           2.   To  the  Class  I-M-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal  Balance thereof is reduced to zero;

           3.   To  the  Class  I-M-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal  Balance thereof is reduced to zero;

           4.   To  the  Class  I-B-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal  Balance thereof is reduced to zero; and

           5.   To  the  Class  I-B-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal  Balance thereof is reduced to zero.

      (B)  For each  Distribution  Date on or after the Stepdown  Date, so long as a Trigger  Event is not in effect,  from the  Principal  Funds and the
      Extra Principal  Distribution  Amount for such Distribution  Date, in the following order of priority:

           1.   (a) To  the  Class   I-A-1   Certificates   and   Class   I-A-2
      Certificates,  from the  Group  I-1  Principal  Distribution  Amount,  an amount  equal to the  Class I-1  Principal  Distribution  Amount  will be distributed pro rata between the Class I-A-1  Certificates  and the Class
      I-A-2  Certificates  in  accordance  with  their  respective  Certificate
      Principal  Balances until the Certificate  Principal Balance of each such
      Class is reduced to zero;

                                      116

                (b) To  the  Class   I-A-3   Certificates   and   Class   I-A-4
      Certificates,  from the  Group  I-2  Principal  Distribution  Amount,  an amount  equal to the  Class I-2  Principal  Distribution  Amount  will be distributed pro rata between the Class I-A-3  Certificates  and the Class
      I-A-4  Certificates  in  accordance  with  their  respective  Certificate
      Principal  Balances until the Certificate  Principal Balance of each such
      Class is reduced to zero;

           2.   To the Class I-M-1  Certificates,  from any remaining Principal
      Distribution  Amount,  the Class  I-M-1  Principal  Distribution  Amount,
      until the Certificate Principal Balance thereof is reduced to zero;

           3.   To the Class I-M-2  Certificates,  from any remaining Principal
      Distribution  Amount,  the Class  I-M-2  Principal  Distribution  Amount,
      until the Certificate Principal Balance thereof is reduced to zero;

           4.   To the Class I-B-1  Certificates,  from any remaining Principal
      Distribution  Amount,  the Class  I-B-1  Principal  Distribution  Amount,
      until the Certificate Principal Balance thereof is reduced to zero; and

           5.   To the Class I-B-2  Certificates,  from any remaining Principal
      Distribution  Amount,  the Class  I-B-2  Principal  Distribution  Amount,
      until the Certificate Principal Balance thereof is reduced to zero.

      (c)  Notwithstanding  the provisions of clauses Second (A) and (B) above, if on any Distribution  Date the Certificates in a Certificate  Group are
      no longer outstanding,  the portion of the Principal  Distribution Amount or the Class I-1  Principal  Distribution  Amount or Class I-2  Principal
      Distribution   Amount,  as  applicable,   otherwise   allocable  to  such
      Certificate  Group will be allocated to the other  Certificate  Group and will be distributed  among the certificates in such Certificate  Group in the manner set forth in clauses  Second (A) or (B) above,  as applicable, until the Certificate  Principal Balance of each such Class is reduced to zero.

      Third, from any remaining Excess Cashflow,  the following amounts to each
Class of Class  I-A  Certificates,  pro rata  among  the  Classes  based on the amount  due:  (a) any  Interest  Carry  Forward  Amount to the  extent not paid pursuant to clause  First 1 and 2 above and then (b) any Unpaid  Realized  Loss
Amount, in each case for such Class for such Distribution Date;

      Fourth, from any remaining Excess Cashflow,  the following amounts to the
Class I-M-1  Certificates:  (a) any Interest  Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for  such  Class  for such
Distribution Date;

      Fifth,  from any remaining Excess Cashflow,  the following amounts to the
Class I-M-2  Certificates:  (a) any Interest  Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for  such  Class  for such
Distribution Date;

                                      117

      Sixth,  from any remaining Excess Cashflow,  the following amounts to the
Class I-B-1  Certificates:  (a) any Interest  Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for  such  Class  for such
Distribution Date;

      Seventh,  from any remaining  Excess Cashflow,  the following  amounts to the Class I-B-2  Certificates:  (a) any Interest  Carry Forward Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such  Class for such
Distribution Date;

      Eighth,  from any remaining Excess  Cashflow,  to each Class of Class I-A
Certificates,   any  Basis  Risk   Shortfall  and  any  Basis  Risk   Shortfall
Carryforward  Amount for each such Class for such  Distribution  Date, pro rata based on the  Basis  Risk  Shortfall  and  Basis  Risk  Shortfall  Carryforward
Amount owed to such Class;

      Ninth, from any remaining Excess Cashflow, to the Class I-M-1, Class
I-M-2, Class I-B-1 and Class I-B-2 Certificates, in that order, any Basis
Risk Shortfall and any Basis Risk Shortfall Carryforward Amount, in each case for such Class for such Distribution Date;

      Tenth, from any remaining Excess Cashflow, to the Class B-IO
Certificates, the Class B-IO Distribution Amount;

      Eleventh,   from  any  remaining  Excess  Cashflow,  to  the  Class  B-IO
Certificates, any unreimbursed Class B-IO Advanced Amounts; and

      Twelfth, any remaining amounts to the Residual Certificates.

      All payments of amounts in respect of Basis Risk  Shortfall or Basis Risk
Shortfall   Carryforward  Amount  made  pursuant  to  the  provisions  of  this paragraph (a) shall,  for federal  income tax purposes,  be deemed to have been distributed  from REMIC III to the holder of the Class  B-IO  Certificates  and then paid outside of any 2004-12 REMIC to the  recipients  thereof  pursuant to an interest  rate cap contract.  By accepting  their  Certificates  the holders of the  Certificates  agree so to treat such  payments  for  purposes of filing their income tax returns.

      (b)  On each  Distribution  Date, the related Cap Contract Payment Amount with respect to such Payment Date shall be distributed  in the following  order of priority, in each case to the extent of amounts available:

           (i)  first,  to the  holders  of the  related  Class or  Classes  of
      Certificates,  the  payment  of any Basis  Risk  Shortfall  or Basis Risk
      Shortfall Carry Forward Amount for such  Distribution  Date to the extent not covered by Excess Cashflow for such Distribution Date;

           (ii) second,  from any remaining  amounts,  the payment of an amount equal to any Current  Interest and Interest  Carry Forward Amount for the
      related  Class or Classes of  Certificates  to the extent not  covered by
      Interest Funds or Excess Cashflow on such Distribution Date;

           (iii) third, from  any  remaining  amounts,  available  from the Cap
      Contracts  relating to the Class I-A  Certificates,  to the Class  I-M-1,
      Class I-M-2, Class I-B-1 and Class I-B-2 Certificates,  in that order, to the extent not paid pursuant to clauses (i) or (ii) above; and

                                      118

            (iv)  to the Class B-IO Certificates, any remaining amount.

      All Cap Contract  Payment  Amounts made with respect to Current  Interest and Interest  Carry  Forward  Amounts will be treated,  for federal  income tax purposes,  as  reimbursable  advances  ("Class  B-IO  Advances")  made from the holder of the Class B-IO  Certificates.  Such Class B-IO  Advances will be paid back  to  the  holder  of  the  Class  B-IO  Certificate  pursuant  to  Section
6.01.1(a).

      (c)  On each  Distribution  Date,  all  amounts  representing  Prepayment
Charges in respect of the Prepayment  Charge Loans received  during the related
Prepayment  Period  will  be  withdrawn  from  the  Distribution   Account  and
distributed  by the  Trustee  to the  Class XP  Certificates  and  shall not be available for  distribution to the holders of any other Class of  Certificates.
The  payment  of such  Prepayment  Charges  shall not  reduce  the  Certificate
Principal  Balance of the Class XP  Certificates.  In addition,  as provided in
Section  4.07  hereof,  on the  Distribution  Date  immediately  following  the
Prepayment  Period in which the last  Prepayment  Charge is  collectible on the
Prepayment  Charge  Loans,  which  Prepayment  Period is the month of  November
2010,  the  Trustee  shall  distribute  the  amount  received  from the  Master
Servicer  pursuant to Section  4.07(b) hereof to the Class XP  Certificates  in reduction of the  Certificate  Principal  Balance thereof until the Certificate
Principal Balance thereof is reduced to zero.

      (d)  The  expenses  and  fees of the  Trust  shall be paid by each of the
2004-12  REMICs,  to the extent that such expenses relate to the assets of each of such  respective  2004-12  REMICs,  and all other  expenses  and fees of the
Trust shall be paid pro rata by each of the 2004-12 REMICs.

      Section 6.01.2  Distributions on the Group II Certificates.  (a) Interest
and  principal (as  applicable)  on the Group II  Certificates  (other than the
Class R Certificates) of each Certificate Group will be distributed  monthly on each Distribution Date,  commencing in December 2004, in an amount equal to the
Available  Funds for the  related  Loan Group on  deposit  in the  Distribution
Account and the  Pre-Funding  Reserve  Account in respect of each Loan Group in
Loan  Group II for such  Distribution  Date.  On each  Distribution  Date,  the
Available  Funds  for each  Loan  Group  in Loan  Group  II on  deposit  in the
Distribution Account shall be distributed as follows:

            (A) on each  Distribution  Date, the Available Funds for Loan Group
      II-1 will be distributed to the Class II-A-1 Certificates as follows:

                  first,  to  the  Class  II-A-1   Certificates,   the  Accrued
      Certificate  Interest on such Class for such  Distribution  Date based on the Accrued Certificate Interest owed to each such Class;

                  second,  to  the  Class  II-A-1  Certificates,   any  Accrued
      Certificate  Interest  thereon  remaining   undistributed  from  previous
      Distribution  Dates, to the extent of remaining  Available Funds for Loan
      Group II-1; and

                                      119

                  third, to the Class II-A-1 Certificates,  in reduction of the
      Certificate  Principal  Balance  thereof,  the Senior  Optimal  Principal
      Amount with respect to the Group II-1  Certificates for such Distribution
      Date to the extent of  remaining  Available  Funds for Loan  Group  II-1, until the  Certificate  Principal  Balance  of each  such  Class has been reduced to zero.

            (B) on each  Distribution  Date, the Available Funds for Loan Group
      II-2 will be distributed to the Class II-A-2 Certificates as follows:

                  first,  to  the  Class  II-A-2   Certificates,   the  Accrued
      Certificate  Interest on such Class for such  Distribution  Date based on the Accrued Certificate Interest owed to each such Class;

                  second,  to  the  Class  II-A-2  Certificates,   any  Accrued
      Certificate  Interest  thereon  remaining   undistributed  from  previous
      Distribution  Dates, to the extent of remaining  Available Funds for Loan
      Group II-2; and

                  third, to the Class II-A-2 Certificates,  in reduction of the
      Certificate  Principal  Balance  thereof,  the Senior  Optimal  Principal
      Amount with respect to the Group II-2  Certificates for such Distribution
      Date to the extent of  remaining  Available  Funds for Loan  Group  II-2, until the  Certificate  Principal  Balance  of each  such  Class has been reduced to zero.

            (C) on each  Distribution  Date, the Available Funds for Loan Group
      II-3 will be  distributed  to the Class  II-A-3,  Class  II-A-4 and Class
      II-X-1 Certificates as follows:

                  first,  to the Class  II-A-3,  Class  II-A-4 and Class II-X-1
      Certificates,  the  Accrued  Certificate  Interest on such Class for such
      Distribution  Date, pro rata, based on the Accrued  Certificate  Interest owed to each such Class;

                  second,  to the Class  II-A-3,  Class II-A-4 and Class II-X-1
      Certificates,   any  Accrued   Certificate   Interest  thereon  remaining
      undistributed  from previous  Distribution  Dates, pro rata, based on the undistributed  Accrued  Certificate  Interest owed to each such Class, to the extent of remaining Available Funds for Loan Group II-3; and

                  third,  to the Class  II-A-3  Certificates  and Class  II-A-4
      Certificates,  in reduction of the Certificate Principal Balance thereof, the  Senior  Optimal  Principal  Amount  with  respect  to the Group II-3
      Certificates  for  such  Distribution   Date,  pro  rata,  based  on  the
      respective  Certificate  Principal  Balances of each such  Class,  to the extent of  remaining  Available  Funds  for Loan  Group  II-3,  until the
      Certificate  Principal  Balance  of each such  Class has been  reduced to zero.

            (D) on each  Distribution  Date, the Available Funds for Loan Group
      II-4 will be  distributed  to the Class  II-A-5,  Class  II-A-6 and Class
      II-X-2 Certificates as follows:

                  first,  to the Class  II-A-5,  Class  II-A-6 and Class II-X-2
      Certificates,  the  Accrued  Certificate  Interest on such Class for such
      Distribution  Date, pro rata, based on the Accrued  Certificate  Interest owed to each such Class;

                                      120

                  second,  to the Class  II-A-5,  Class II-A-6 and Class II-X-2
      Certificates,   any  Accrued   Certificate   Interest  thereon  remaining
      undistributed  from previous  Distribution  Dates, pro rata, based on the undistributed  Accrued  Certificate  Interest owed to each such Class, to the extent of remaining Available Funds for Loan Group II-4; and

                  third,  to the Class  II-A-5  Certificates  and Class  II-A-6
      Certificates,  in reduction of the Certificate Principal Balance thereof, the  Senior  Optimal  Principal  Amount  with  respect  to the Group II-4
      Certificates  for  such  Distribution   Date,  pro  rata,  based  on  the
      respective  Certificate  Principal  Balances of each such  Class,  to the extent of  remaining  Available  Funds  for Loan  Group  II-4,  until the
      Certificate  Principal  Balance  of each such  Class has been  reduced to zero.

            (E)  Except as  provided  in  clauses  (F) and (G)  below,  on each
      Distribution  Date on or prior to the Cross-Over Date, an amount equal to the sum of any  remaining  Available  Funds  for all Loan  Groups in Loan
      Group II after the distributions in clauses (A) through (D) above will be distributed  sequentially,  in the following  order, to the Class II-M-1,
      Class II-B-1,  Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and
      Class II-B-6  Certificates,  in each case up to an amount equal to and in the following  order:  (a) the Accrued  Certificate  Interest thereon for such  Distribution  Date, (b) any Accrued  Certificate  Interest  thereon remaining  undistributed  from previous  Distribution  Dates and (c) such
      Class's Allocable Share for such Distribution  Date, in each case, to the extent of remaining Available Funds for all Loan Groups in Loan Group II.

            (F) On each  Distribution  Date prior to the  Cross-Over  Date, but after the reduction of the aggregate Certificate Principal Balance of the
      Group II  Senior  Certificates  in any  Certificate  Group  to zero,  the remaining  Certificate Groups related to the Group II Mortgage Loans will be  entitled  to  receive in  reduction  of their  Certificate  Principal
      Balances,  pro rata based upon aggregate Certificate Principal Balance of the Senior Certificates in each Certificate Group related to the Group II
      Mortgage Loans immediately  prior to such Distribution  Date, in addition to any Principal  Prepayments  related to such remaining  Group II Senior
      Certificates'   respective   Loan   Group   allocated   to  such   Senior
      Certificates,  100% of the Principal Prepayments on any Group II Mortgage
      Loan in the  Loan  Group  or  Loan  Groups  relating  to any  fully  paid
      Certificate Group. Such amounts allocated to Group II Senior Certificates shall be  treated as part of the  Available  Funds for the  related  Loan
      Group and distributed as part of the related Senior Optimal  Distribution
      Amount in  accordance  with  priority  third in clauses  (A)  through (D)
      above, as applicable,  in reduction of the Certificate Principal Balances thereof.  Notwithstanding  the foregoing,  if (i) the weighted average of the Subordinate  Percentages for each Loan Group in Loan Group II on such
      Distribution  Date  equals or  exceeds  two times  the  initial  weighted average of the Subordinate  Percentages for each Loan Group in Loan Group
      II and  (ii) the  aggregate  Stated  Principal  Balance  of the  Group II
      Mortgage Loans delinquent 60 days or more (including for this purpose any such  Mortgage  Loans in  foreclosure  and Group II  Mortgage  Loans with respect to which the related Mortgaged  Property has been acquired by the
      Trust),  averaged  over the  last  six  months,  as a  percentage  of the aggregate  Certificate  Principal  Balance  of the  Group II  Subordinate
      Certificates  does not exceed 100%,  then the  additional  allocation  of
      Principal  Prepayments to the Certificates in accordance with this clause will not be made and 100% of the  Principal  Prepayments  on any Group II
      Mortgage  Loan in the Loan Group  relating to the fully paid  Certificate
      Group or  Certificate  Groups related to the Group II Mortgage Loans will be allocated to the Group II Subordinate Certificates.

                                      121

            (G)  For  any   Undercollateralized   Certificate   Group   on  any
      Distribution  Date  prior to the  Cross-Over  Date,  (i) 100% of  amounts otherwise  allocable to the Group II Subordinate  Certificates in respect of principal will be distributed to the Group II Senior  Certificates  of such  Undercollateralized  Certificate  Group  on a  pro  rata  basis  in accordance  with  their  respective  Certificate  Principal  Balances  in reduction  of the  Certificate  Principal  Balances  thereof,  until  the
      aggregate   Certificate   Principal  Balance  of  such  Group  II  Senior
      Certificates is an amount equal to the aggregate Stated Principal Balance of the Group II  Mortgage  Loans in the  related  Loan Group and (ii) the
      Accrued  Certificate   Interest  otherwise  allocable  to  the  Group  II
      Subordinate  Certificates on such  Distribution  Date will be reduced and distributed  to such Group II Senior  Certificates,  to the extent of any amount due and unpaid on such Group II Senior Certificates,  in an amount equal to one month's interest at a rate equal to the related Pass-Through
      Rate  for  such  Distribution  Date  on the  related  Undercollateralized
      Amount.  Any such  reduction in the Accrued  Certificate  Interest on the
      Group II Subordinate  Certificates  will be allocated in reverse order of their respective numerical designations, commencing with the Class II-B-6
      Certificates.   If  there   exists  more  than  one   Undercollateralized
      Certificate Group on a Distribution Date,  amounts  distributable to such
      Undercollateralized  Certificate  Groups  pursuant to this clause will be allocated between such Undercollateralized  Certificate Groups, pro rata, based upon their respective Undercollateralized Amounts.

           (H)    If,   after   distributions   have  been  made   pursuant  to
      priorities  first and  second of  clauses  (A)  through  (D) above on any
      Distribution  Date, the remaining  Available  Funds for any Loan Group in
      Loan Group II is less than the Senior Optimal  Principal  Amount for that
      Loan  Group,  the  Senior  Optimal  Principal  Amount for such Loan Group shall be reduced by that amount,  and the remaining  Available  Funds for such Loan  Group  will be  distributed  as  principal among  the  related
      Classes  of  Group  II  Senior  Certificates  on  a  pro  rata  basis  in accordance with their respective Certificate Principal Balances.

           (I)    On each  Distribution  Date,  any Available  Funds  remaining after  payment of interest and  principal to the Classes of  Certificates entitled  thereto,  will  be  distributed  to the  Class R  Certificates;
      provided that if on any  Distribution  Date there are any Available Funds for any Loan Group in Loan Group II remaining  after  payment of interest and principal to a Class or  Classes of  Certificates  entitled  thereto, such amounts will be  distributed to the other Classes of Group II Senior
      Certificates,  pro rata, based upon their Certificate Principal Balances, until all  amounts  due to all  Classes  of Group II Senior  Certificates
      have been paid in full,  before any Available  Funds are  distributed  in accordance with this clause to the Class R Certificates.

      (b) No Accrued  Certificate  Interest will be payable with respect to any
Class of  Certificates  after the  Distribution  Date on which the  Certificate
Principal Balance of such Certificate has been reduced to zero.

                                      122

      (c) If on any  Distribution  Date the  Available  Funds  for the Group II
Senior  Certificates  in  any  Certificate  Group  is  less  than  the  Accrued
Certificate  Interest on the related Senior  Certificates for such Distribution
Date prior to reduction for Net Interest Shortfalls and the interest portion of
Realized Losses, the shortfall will be allocated to the holders of the Class of
Senior Certificates in such Certificate Group on a pro rata basis in accordance with the amount of Accrued  Certificate  Interest  for that  Distribution  Date absent such shortfalls. In addition, the amount of any interest shortfalls will constitute  unpaid Accrued  Certificate  Interest and will be  distributable to holders of the  Certificates of the related Classes entitled to such amounts on subsequent  Distribution Dates, to the extent of the applicable Available Funds after current interest  distributions  as required herein.  Any such amounts so carried  forward will not bear interest.  Shortfalls in interest  payments will not be  offset by a  reduction  in the  servicing  compensation  of the  Master
Servicer or otherwise, except to the extent of applicable Compensating Interest
Payments.

      (d) The  expenses  and  fees of the  Trust  shall  be paid by each of the
2004-12  REMICs,  to the extent that such expenses relate to the assets of each of such respective 2004-12 REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the 2004-12 REMICs.

      Section 6.02.1 Allocation  of Losses and  Subsequent  Recoveries  on the
Group  I  Certificates.  (a)  On or  prior  to  each  Determination  Date,  the
Master  Servicer shall  determine the amount of any Realized Loss in respect of each Group I Mortgage  Loan that  occurred  during  the  immediately  preceding calendar  month,  based on information  provided by the related  Servicer.  Any
Realized  Losses  with  respect to the Group I Mortgage  Loans shall be applied on each  Distribution  Date  after the  distributions  provided  for in Section
6.01,  in  reduction  of the  Certificate  Principal  Balance  of the  Class or
Classes of Group I  Certificates  to the extent  provided in the  definition of
Applied Realized Loss Amount.

      (b)  In  addition,  in the event that the Master  Servicer  receives  any
Subsequent  Recoveries from a Servicer,  the Master Servicer shall deposit such
funds  into  the  Master  Servicer   Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account  such  Subsequent  Recoveries,  the
amount  of  a  Realized  Loss  is  reduced,   the  amount  of  such  Subsequent
Recoveries  will be applied to increase the  Certificate  Principal  Balance of the  Class  of  Group I  Subordinate  Certificates  with  the  highest  payment priority to which Applied  Realized Loss Amounts have been  allocated,  but not by more than the amount of Applied Realized Loss Amounts  previously  allocated to  that  Class  of  Group  I  Subordinate  Certificates.  The  amount  of  any remaining  Subsequent  Recoveries will be applied to sequentially  increase the
Certificate  Principal  Balance  of  the  Group  I  Subordinate   Certificates,
beginning  with the  Class of Group I  Subordinate  Certificates  with the next highest  payment  priority,  up to the  amount of such  Applied  Realized  Loss
Amounts   previously   allocated   to  such   Class  or   Classes  of  Group  I
Certificates.  Holders of such Group I  Certificates  will not be  entitled  to any  payments in respect of Current  Interest  on the amount of such  increases for any Interest Accrual Period  preceding the Distribution  Date on which such increase  occurs.  Any such  increases  shall  be  applied  to the  Certificate
Principal  Balance of each  Group I  Subordinate  Certificate  of such Class in accordance with its respective Fractional Undivided Interest.

                                      123

      Section  6.02.2  Allocation of Losses and  Subsequent  Recoveries on the
Group  II  Certificates.  (a) On or  prior  to  each  Determination  Date,  the
Master  Servicer shall  determine the amount of any Realized Loss in respect of each Group II Mortgage  Loan that  occurred  during the  immediately  preceding calendar month, based on information provided by the related Servicer.

      (b)  With respect to any Group II Certificates on any Distribution  Date,
the  principal  portion of each  Realized Loss on a Group II Mortgage Loan in a
Loan Group shall be allocated as follows:

            first,  to the Class  II-B-6  Certificates  until  the  Certificate
      Principal Balance thereof has been reduced to zero;

            second,  to the Class  II-B-5  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            third,  to the Class  II-B-4  Certificates  until  the  Certificate
      Principal Balance thereof has been reduced to zero;

            fourth,  to the Class  II-B-3  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            fifth,  to the Class  II-B-2  Certificates  until  the  Certificate
      Principal Balance thereof has been reduced to zero;

            sixth,  to the Class  II-B-1  Certificates  until  the  Certificate
      Principal Balance thereof has been reduced to zero;

            seventh,  to the Class II-M-1  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero; and

            eighth, to the Senior Certificates in the related Certificate Group until the Certificate Principal Balance thereof has been reduced to zero;
      provided,  that any Realized Loss on a Mortgage Loan in a Loan Group II-3
      shall be  allocated  first to the  Class  II-A-4  Certificates  until the
      Certificate  Principal  Balance thereof has been reduced to zero and then to the Class II-A-3 Certificates until the Certificate  Principal Balance thereof has been  reduced to zero,  and any  Realized  Loss on a Mortgage
      Loan in a Loan Group II-4 shall be  allocated  first to the Class  II-A-6
      Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero and then to the the Class II-A-5  Certificates  until the
      Certificate Principal Balance thereof has been reduced to zero.

      (c)  Notwithstanding  the foregoing clause (b), no such allocation of any
Realized Loss shall be made on a Distribution Date to any Class of (i) Group II
Subordinated  Certificates to the extent that such  allocation  would result in the reduction of the aggregate  Certificate  Principal Balances of all Group II
Certificates  in as of such  Distribution  Date,  after  giving  effect  to all distributions and prior allocations of Realized Losses on the Group II Mortgage
Loans on such  date,  to an amount  less than the  aggregate  Stated  Principal
Balance of all of the Group II Mortgage  Loans as of the first day of the month of  such  Distribution  Date  and  (ii)  Group  II  Senior  Certificates  in  a
Certificate  Group to the  extent  that  such  allocation  would  result in the reduction of the aggregate  Certificate  Principal Balances of all the Group II
Certificates in such  Certificate  Group as of such  Distribution  Date,  after giving effect to all  distributions and prior allocations of Realized Losses on the Group II Mortgage Loans in the related Group II Loan Group on such date, to an amount less than the aggregate Stated Principal  Balance of all of the Group
II  Mortgage  Loans in such Loan Group as of the first day of the month of such
Distribution  Date (each  such  limitation  in clause  (i) and (ii),  the "Loss
Allocation Limitation").

                                      124

      (d)  The  principal  portion  of  any  Realized  Losses  allocated  to  a
Class of  Certificates  shall be allocated among the Certificates of such Class
in  proportion  to  their  respective   Certificate  Principal  Balances.   The
principal  portion of any allocation of Realized  Losses shall be  accomplished by  reducing  the  Certificate  Principal  Balance  of  the  related  Group  II
Certificates   on  the   related   Distribution   Date.   Once  the   aggregate
Certificate  Principal  Balance of the Certificates in a Certificate Group been reduced to zero,  the  principal  portion of  Realized  Losses on the  Mortgage
Loans in the  related  Loan  Group  (if  any)  that  are not  allocated  to the
Subordinate  Certificates  pursuant to Section  6.02.2(b) will be allocated pro rata  based  upon  their  respective  Certificate  Principal  Balances  to  the remaining Group II Senior  Certificates of the other  Certificate  Groups,  pro rata based upon their respective Certificate Principal Balances.

      (e) Realized  Losses shall be allocated on the  Distribution  Date in the month  following  the month in which such loss was incurred and, in the case of the principal  portion thereof,  after giving effect to  distributions  made on such Distribution Date.

      (f)  On  each  Distribution  Date,  the  Securities  Administrator  shall determine  and notify  the  Trustee of the  Subordinate  Certificate  Writedown
Amount.   Any  Subordinate   Certificate   Writedown   Amount  shall  effect  a
corresponding  reduction in the Certificate Principal Balance of the Class II-B
Certificates in the reverse order of their numerical Class designations.

      (g) The applicable Senior  Percentage of Net Interest  Shortfalls will be allocated  among the  Group II  Senior  Certificates  in the  related  Group II
Certificate Group in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such shortfalls.  The applicable  Subordinate  Percentage of Net Interest Shortfall will be allocated among the Group II  Subordinate  Certificates  in  proportion  to the amount of
Accrued  Certificate  Interest  that would have been  allocated  thereto in the absence of such  shortfalls.  The interest  portion of any Realized Losses with respect to the Group II Mortgage Loans  occurring on or prior to the Cross-Over
Date will be allocated to the Class II-B Certificates in inverse order of their numerical  Class  designations.  Following the  Cross-Over  Date,  the interest portion of Realized  Losses on the Group II Mortgage Loans will be allocated to the Group II Senior Certificates in the related Group II Certificate Group on a pro rata basis in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such Realized Losses.

      (h) In  addition,  in the event that the  Master  Servicer  receives  any
Subsequent  Recoveries from a Servicer,  the Master Servicer shall deposit such
funds  into  the  Master  Servicer   Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account  such  Subsequent  Recoveries,  the amount of a Realized Loss is reduced, the amount of such Subsequent  Recoveries will be applied to increase the Certificate  Principal  Balance of the Class of
Group II Subordinate  Certificates  with the highest payment  priority to which
Realized  Losses  have  been  allocated,  but not by more  than the  amount  of
Realized  Losses  previously  allocated  to that Class of Group II  Subordinate
Certificates  pursuant  to this  Section  6.02.2.  The amount of any  remaining
Subsequent  Recoveries will be applied to sequentially increase the Certificate
Principal Balance of the Group II Subordinate Certificates,  beginning with the
Class of Group  II  Subordinate  Certificates  with  the next  highest  payment priority, up to the amount of such Realized Losses previously allocated to such
Class or Classes of Group II  Certificates  pursuant  to this  Section  6.02.2.
Holders of such Certificates will not be entitled to any payments in respect of current  interest  on the amount of such  increases  for any  Interest  Accrual
Period preceding the Distribution Date on which such increase occurs.  Any such increases shall be applied to the Certificate  Principal  Balance of each Group
II  Subordinate  Certificate  of such Class in accordance  with its  respective
Fractional Undivided Interest.

                                      125

      Section 6.02.3 Cross-Collateralization. Notwithstanding the foregoing, on any Distribution Date on which the Certificate Principal Balance of the Group I
Subordinate  Certificates  or the Group II Subordinate  Certificates  have been reduced  to zero and a  Realized  Loss that is a Special  Hazard  Loss is to be allocated to the related Senior Certificates, such loss will be allocated among such  Senior  Certificates  and  the  most  subordinate  outstanding  class  of non-related  Subordinate  Certificates  on a  pro  rata  basis,  based  on  the
Certificate Principal Balance thereof.

      Section 6.03  Payments.  (a) On each  Distribution  Date,  other than the final Distribution Date, the Trustee shall distribute to each Certificateholder of record as of the immediately  preceding Record Date the  Certificateholder's pro rata  share of its  Class  (based  on the  aggregate  Fractional  Undivided
Interest represented by such Holder's  Certificates) of all amounts required to be distributed on such  Distribution  Date to such Class,  based on information provided  to  the  Trustee  by the  Securities  Administrator.  The  Securities
Administrator  shall  calculate the amount to be distributed to each Class and, based on such amounts, the Securities  Administrator shall determine the amount
to  be   distributed   to  each   Certificateholder.   All  of  the  Securities
Administrator's  calculations  of payments shall be based solely on information provided to the Securities  Administrator by the Master  Servicer.  Neither the
Securities  Administrator nor the Trustee shall be required to confirm,  verify or recompute any such information but shall be entitled to rely conclusively on such information.

      (b)  Payment  of the above  amounts  to each  Certificateholder  shall be made (i) by  check  mailed to each  Certificateholder  entitled  thereto at the address  appearing  in the  Certificate  Register or  (ii) upon  receipt by the
Trustee on or before  the fifth  Business  Day  preceding  the  Record  Date of written  instructions  from a  Certificateholder  by wire  transfer to a United
States dollar account  maintained by the payee at any United States  depository institution  with  appropriate  facilities  for receiving such a wire transfer;
provided,  however,  that  the  final  payment  in  respect  of  each  Class of
Certificates  will  be  made  only  upon  presentation  and  surrender  of such respective  Certificates  at the office or agency of the Trustee  specified  in the notice to Certificateholders of such final payment.

      Section 6.04     Statements   to   Certificateholders.    (a)   On   each
Distribution Date,  concurrently with each distribution to  Certificateholders, the  Securities  Administrator  shall make  available to the parties hereto and each Certificateholder via the Securities  Administrator's  internet website as set forth below, the following  information,  expressed with respect to clauses
(i) through  (vii) in  the  aggregate  and as a Fractional  Undivided  Interest representing  an initial  Certificate  Principal  Balance of $1,000,  or in the
case of the  Class  II-X-1,  Class  II-X-2  and  Class  B-IO  Certificates,  an
initial Notional Balance of $1,000:

                                      126

            (i)  the  Certificate   Principal  Balance  or  Notional  Principal
Balance, as applicable, of each Class of Certificates immediately prior to such
Distribution Date;

            (ii) the amount of the distribution  allocable to principal on each applicable Class of Certificates;

            (iii) the  aggregate  amount of  interest  accrued  at the  related
Pass-Through  Rate with  respect to each  Class  during  the  related  Interest
Accrual Period;

            (iv)  the Net  Interest  Shortfall  and any  other  adjustments  to interest  at the  related  Pass-Through  Rate  necessary  to  account  for  any difference  between  interest accrued and aggregate  interest  distributed with respect to each Class of Certificates;

            (v) the amount of the  distribution  allocable  to interest on each
Class of Certificates;

            (vi) the  Pass-Through  Rates for each Class of  Certificates  with respect to such Distribution Date;

            (vii) the  Certificate  Principal  Balance  or  Notional  Principal
Balance,  as applicable,  of each Class of Certificates after such Distribution
Date;

            (viii) the amount of any Monthly  Advances,  Compensating  Interest
Payments and  outstanding  unreimbursed  advances by the Master Servicer or the
Servicer included in such distribution separately stated for each Loan Group;

            (ix) the aggregate amount of any Realized Losses (listed separately for each  category of Realized Loss and for each Loan Group) during the related
Prepayment  Period and  cumulatively  since the Cut-off Date and the Subsequent
Cut-off  Date,  as the case  may be,  and the  amount  and  source  (separately
identified)  of  any   distribution  in  respect   thereof   included  in  such
distribution;

            (x) with respect to each  Mortgage  Loan which  incurred a Realized
Loss during the related Prepayment Period, (i) the loan number, (ii) the Stated
Principal  Balance  of  such  Mortgage  Loan  as of  the  Cut-off  Date  or the
Subsequent  Cut-off Date, as the case may be, (ii) the Stated Principal Balance of such Mortgage Loan for such  Distribution  Date,  (iii) the Net  Liquidation
Proceeds with respect to such Mortgage Loan and (iv) the amount of the Realized
Loss with respect to such Mortgage Loan;

            (xi) with  respect  to each Loan  Group,  the  amount of  Scheduled
Principal and Principal Prepayments,  (including but separately identifying the principal amount of Principal  Prepayments,  Insurance  Proceeds,  the purchase price in  connection  with the  purchase of Mortgage  Loans,  cash  deposits in connection with  substitutions of Mortgage Loans and Net Liquidation  Proceeds)
and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and  cumulatively  since the Cut-off Date or the related Subsequent Cut-off Date, as the case may be;

                                      127

            (xii) the number of Mortgage Loans (excluding REO Property) in each
Loan Group remaining in the Trust Fund as of the end of the related  Prepayment
Period;

            (xiii)  information  for  each  Loan  Group  and in  the  aggregate regarding any Mortgage Loan  delinquencies,  including the aggregate number and aggregate  Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to
59 days on a contractual  basis,  (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual  basis, in each case as of the  close  of  business  on the  last  Business  Day of the  immediately preceding month;

            (xiv) for each Loan  Group,  the  number of  Mortgage  Loans in the foreclosure  process as of the end of the related Due Period and the  aggregate
Outstanding Principal Balance of such Mortgage Loans;

            (xv) for each Loan  Group,  the  number and  aggregate  Outstanding
Principal Balance of all Mortgage Loans as to which the Mortgaged  Property was
REO Property as of the end of the related Due Period;

            (xvi)  the book  value  (the sum of (A) the  Outstanding  Principal
Balance  of the  Mortgage  Loan,  (B)  accrued  interest  through  the  date of foreclosure  and (C)  foreclosure  expenses)  of any REO  Property in each Loan
Group;  provided  that, in the event that such  information is not available to the Securities  Administrator on the Distribution  Date, such information shall be furnished promptly after it becomes available;

            (xvii) the amount of  Realized  Losses  allocated  to each Class of
Certificates  since the prior  Distribution  Date and in the  aggregate for all prior Distribution Dates;

            (xviii) the Average Loss Severity Percentage for each Loan Group;

            (xix)  the  Senior   Percentage,   Senior  Prepayment   Percentage,
Subordinate Percentage and Subordinate Prepayment Percentage, in each case, for such Distribution Date;

            (xx) the Interest Carry Forward Amount and any Basis Risk Shortfall
Carry Forward Amount for each Class of Certificates;

            (xxi) the amount of the distribution made on such Distribution Date to Holders of each Class allocable to interest and the portion thereof, if any, provided by the Cap Contracts;

            (xxii) the  cumulative  amount of Applied  Realized Loss Amounts to date;

            (xxiii) the amount  withdrawn  from the  Pre-Funding  Account,  the
Pre-Funding  Reserve Account and the Interest Coverage Account and deemed to be
Principal  Funds  or  Interest  Funds on that  Distribution  Date,  the  amount remaining on deposit in the  Pre-Funding  Account and in the Interest  Coverage
Account,  following such  Distribution  Date, and the amount withdrawn from the
Pre-Funding  Account and used to buy  Subsequent  Mortgage  Loans prior to such
Distribution Date; and

                                      128

            (xxiv) whether a Trigger Event exists.

      The information  set forth above shall be calculated or reported,  as the case may be, by the  Securities  Administrator,  based  solely  on,  and to the extent of, information  provided to the Securities  Administrator by the Master
Servicer.   The  Securities   Administrator   may  conclusively  rely  on  such
information  and shall not be required to confirm,  verify or  recalculate  any such information.

      The  Securities  Administrator  may make  available  each  month,  to any
interested  party,  the  monthly  statement  to   Certificateholders   via  the
Securities  Administrator's  website  initially  located at  "www.ctslink.com."
Assistance  in using the website  can be  obtained  by calling  the  Securities
Administrator's  customer  service  desk at (301)  815-6600.  Parties  that are unable to use the above  distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the  Securities  Administrator's customer  service  desk  and  indicating  such.  The  Securities  Administrator shall have the right to change the way such  reports are  distributed  in order to make  such  distribution  more  convenient  and/or  more  accessible  to the parties,  and the  Securities  Administrator  shall provide timely and adequate notification to all parties regarding any such change.

      To the extent timely  received  from the  Securities  Administrator,  the
Trustee   will  also  make   monthly   statements   available   each  month  to
Certificateholders   via  the  Trustee's   internet   website.   The  Trustee's
internet   website   will   initially   be  located  at   www.jpmorgan.com/sfr.
Assistance  in using the Trustee's  website  service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

      (b) Within a  reasonable  period of time  after the end of the  preceding calendar year  beginning in 2005,  the Trustee will furnish such report to each
Holder of the Certificates of record at any time during the prior calendar year as to the  aggregate of amounts  reported  pursuant to  subclauses  (a)(ii) and
(a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing  compensation  and such other customary  information as the  Securities  Administrator  may  determine  and  advises  the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or  regulations  to enable such Holders to prepare  their tax returns for such calendar year.  Such  obligations  shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided  by the  Securities  Administrator  or  the  Trustee  pursuant  to the requirements of the Code.

      Section 6.05 Monthly  Advances.  If the  Scheduled  Payment on a Mortgage
Loan that was due on a related  Due Date is  delinquent  other than as a result of  application  of the  Relief  Act and for which  the  related  Servicer  was required  to  make an  advance  pursuant  to the  related  Servicing  Agreement exceeds the amount  deposited in the Master Servicer  Collection  Account which will be used for an advance  with  respect to such  Mortgage  Loan,  the Master
Servicer  will  deposit in the Master  Servicer  Collection  Account  not later than the Distribution  Account Deposit Date  immediately  preceding the related
Distribution  Date an amount  equal to such  deficiency,  net of the  Servicing
Fee  for  such  Mortgage  Loan  except  to  the  extent  the  Master   Servicer
determines  any such  advance to be a  Nonrecoverable  Advance.  Subject to the foregoing,  the Master  Servicer shall  continue to make such advances  through the date that the related  Servicer  is  required to do so under its  Servicing
Agreement.  If the Master  Servicer  deems an  advance  to be a  Nonrecoverable
Advance,  on the  Distribution  Account Deposit Date, the Master Servicer shall present an Officer's  Certificate  to the Trustee  (i) stating  that the Master
Servicer  elects  not  to  make  a  Monthly  Advance  in a  stated  amount  and
(ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

                                      129

      Section 6.06 Compensating  Interest  Payments.  The Master Servicer shall deposit  in  the  Master  Servicer  Collection  Account  not  later  than  each
Distribution  Account  Deposit  Date an amount  equal to the  lesser of (i) the sum of the aggregate  amounts  required to be paid by the  Servicers  under the
Servicing  Agreements  with respect to subclauses (a) and (b) of the definition of  Interest  Shortfall  with  respect to the  Mortgage  Loans for the  related
Distribution  Date,  and not so  paid by the  related  Servicers  and  (ii) the
Master  Servicer  Compensation  for such  Distribution  Date (such amount,  the
"Compensating  Interest  Payment").  The Master  Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

      Section 6.07  Distributions on REMIC I Regular Interests and REMIC II
Regular Interests

      (a)  On  each   Distribution   Date,  the  Trustee  shall  be  deemed  to
distribute  to  itself  on  behalf  of REMIC  III as the  holder of the REMIC I
Regular Interests and REMIC II Regular  Interests,  those portions of the REMIC
I   Distribution   Amount  not  designated  to  Component  I  of  the  Class  R
Certificate,  in the amounts and in accordance  with the  priorities  set forth in the  definition  of REMIC I  Distribution  Amount and those  portions of the
REMIC II  Distribution  Amount not  designated  to  Component II of the Class R
Certificate,  in the amounts and in accordance  with the  priorities  set forth in the definition of REMIC II Distribution Amount.

      (b) On each Distribution  Date, the Trustee shall be deemed to distribute to  itself  on  behalf  of REMIC IV as the  holder  of the  REMIC  III  Regular
Interests,  those portions of the REMIC III Distribution  Amount not designated to Component III of the Class R  Certificate,  in the amounts and in accordance with the  priorities  set forth in the  definition  of REMIC  III  Distribution
Amount.

      (c)  On  each   Distribution   Date,  the  Trustee  shall  be  deemed  to
distribute  to the holders of the  Certificates  as the holders of the REMIC IV
Interests,  the REMIC IV Distribution  Amount, in the amounts and in accordance with the  priorities  set  forth  in the  definition  of REMIC IV  Distribution
Amount.

      (d)  Notwithstanding  the  deemed  distributions  on the  REMIC I Regular
Interests  and REMIC II  Regular  Interests  described  in this  Section  6.07, distributions  of funds  from the  Distribution  Account  shall be made only in accordance with Sections 6.01.1 and 6.01.2.

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                                  ARTICLE VII
                              The Master Servicer

      Section 7.01  Liabilities  of the Master  Servicer.  The Master  Servicer
shall be liable in accordance  herewith  only to the extent of the  obligations specifically imposed upon and undertaken by it herein.

      Section 7.02 Merger or Consolidation of the Master Servicer.

      (a) The Master Servicer will keep in full force and effect its existence, rights  and  franchises  as a  corporation  under  the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction in which such  qualification is or shall  be  necessary  to  protect  the  validity  and  enforceability  of  this
Agreement,  the  Certificates  or any of the Mortgage  Loans and to perform its duties under this Agreement.

      (b)  Any  Person  into  which  the  Master  Servicer  may  be  merged  or consolidated,  or any corporation resulting from any merger or consolidation to which the Master  Servicer  shall be a party,  or any Person  succeeding to the business of the Master Servicer,  shall be the successor of the Master Servicer hereunder,  without the  execution or filing of any paper or further act on the
part  of  any  of  the  parties   hereto,   anything  herein  to  the  contrary
notwithstanding.

      Section 7.03  Indemnification of the Trustee, the Master Servicer and the
Securities  Administrator.  (a) The Master  Servicer  agrees to  indemnify  the
Indemnified Persons for, and to hold them harmless against, any loss, liability or expense  (including  reasonable  legal fees and  disbursements  of  counsel)
incurred on their part that may be sustained in  connection  with,  arising out of, or  relating  to,  any claim or legal  action  (including  any  pending  or threatened  claim or legal action)  relating to this  Agreement,  the Servicing
Agreements,  the  Assignment  Agreements or the  Certificates  or the powers of attorney  delivered  by  the  Trustee  hereunder  (i)  related  to  the  Master
Servicer's  failure to perform  its duties in  compliance  with this  Agreement
(except as any such loss, liability or expense shall be otherwise  reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder  or by  reason  of  reckless  disregard  of  obligations  and  duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Trustee shall have given the Master  Servicer and the Depositor  written notice  thereof  promptly after  the  Trustee  shall  have with  respect  to such  claim or legal  action knowledge  thereof.  The  Trustee's  failure to give any such notice  shall not affect the Trustee's right to indemnification  hereunder,  except to the extent the Master  Servicer is  materially  prejudiced by such failure to give notice.
This indemnity shall survive the resignation or removal of the Trustee,  Master
Servicer or the Securities Administrator and the termination of this Agreement.

      (a) The Depositor  will  indemnify any  Indemnified  Person for any loss, liability or expense of any  Indemnified  Person not  otherwise  covered by the
Master Servicer's indemnification pursuant to Section 7.03(a).

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      Section 7.04  Limitations on Liability of the Master Servicer and Others.
Subject to the obligation of the Master  Servicer to indemnify the  Indemnified
Persons pursuant to Section 7.03:

      (a)  Neither  the Master  Servicer  nor any of the  directors,  officers, employees or agents of the Master  Servicer shall be under any liability to the
Indemnified  Persons, the Depositor,  the Trust Fund or the  Certificateholders
for taking any action or for  refraining  from  taking any action in good faith pursuant to this Agreement, or for errors in judgment;  provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations  made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

      (b) The Master Servicer and any director,  officer,  employee or agent of the Master  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters arising hereunder.

      (c)  The  Master  Servicer,  the  Custodian  and any  director,  officer, employee or agent of the Master  Servicer or the Custodian shall be indemnified by the Trust and held harmless  thereby against any loss,  liability or expense
(including  reasonable  legal fees and  disbursements  of counsel)  incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action  (including  any pending or  threatened  claim or legal action)  relating to this  Agreement,  the  Certificates or any Servicing
Agreement  (except to the extent that the Master Servicer is indemnified by the
Servicer  thereunder),  other  than (i) any such  loss,  liability  or  expense related to the Master  Servicer's  failure to perform its duties in  compliance with this  Agreement  (except as any such loss,  liability or expense  shall be otherwise  reimbursable  pursuant  to this  Agreement),  or to the  Custodian's failure to perform its duties under the Custodial Agreement,  respectively,  or
(ii) any such  loss,  liability  or  expense  incurred  by reason of the Master
Servicer's  or  the  Custodian's  willful  misfeasance,   bad  faith  or  gross
negligence  in the  performance  of duties  hereunder  or under  the  Custodial
Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

      (d) The Master  Servicer  shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this  Agreement  and that in its  opinion  may  involve  it in any  expense  or liability;  provided,  however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably  withheld), undertake any such action which it may deem necessary or desirable with respect to this  Agreement  and the  rights and  duties of the  parties  hereto and the interests  of the  Certificateholders  hereunder.  In  such  event,  the  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and  liabilities of the Trust Fund, and the Master Servicer shall  be  entitled  to be  reimbursed  therefor  out  of the  Master  Servicer
Collection Account as provided by Section 4.03. Nothing in this Section 7.04(d)
shall affect the Master  Servicer's  obligation to  supervise,  or to take such actions as are necessary to ensure,  the servicing  and  administration  of the
Mortgage Loans pursuant to Section 3.01(a).

                                      132

      (e) In taking or  recommending  any  course  of action  pursuant  to this
Agreement,  unless  specifically  required to do so pursuant to this Agreement,
the  Master   Servicer   shall  not  be   required  to   investigate   or  make
recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the  condition of the  Mortgaged
Properties  but shall  give  notice  to the  Trustee  if it has  notice of such potential liabilities.

      (f) The Master  Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

      Section 7.05 Master Servicer Not to Resign. Except as provided in Section
7.07,  the Master  Servicer  shall not resign from the  obligations  and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured.  Any such  determination  permitting  the  resignation  of the Master
Servicer shall be evidenced by an Opinion of Independent  Counsel  addressed to the Trustee to such effect delivered to the Trustee. No such resignation by the
Master  Servicer shall become  effective  until the Company or the Trustee or a successor to the Master Servicer  reasonably  satisfactory to the Trustee shall have assumed the  responsibilities  and  obligations of the Master  Servicer in accordance  with  Section  8.02  hereof.  The Trustee  shall  notify the Rating
Agencies of the resignation of the Master Servicer.

      Section  7.06  Successor   Master   Servicer.   In  connection  with  the
appointment of any successor master servicer or the assumption of the duties of the Master Servicer,  the Company or the Trustee may make such arrangements for the  compensation  of such  successor  master  servicer  out of payments on the
Mortgage Loans as the Company or the Trustee and such successor master servicer shall agree.  If the successor  master servicer does not agree that such market value  is a fair  price,  such  successor  master  servicer  shall  obtain  two quotations of market value from third parties actively engaged in the servicing
of   single-family   mortgage  loans.   Notwithstanding   the  foregoing,   the
compensation  payable  to a  successor  master  servicer  may  not  exceed  the compensation  which the Master  Servicer  would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

      Section 7.07 Sale and Assignment of Master Servicing. The Master Servicer
may sell and assign its rights and delegate its duties and  obligations  in its entirety as Master  Servicer under this Agreement and the Company may terminate the Master Servicer without cause and select a new Master  Servicer;  provided, however,  that: (i) the purchaser or transferee  accepting such  assignment and delegation  (a) shall be a Person which shall be qualified to service  mortgage loans for  Fannie Mae or  Freddie  Mac;  (b) shall have a net worth of not less than $10,000,000  (unless otherwise  approved by each Rating Agency pursuant to clause (ii) below);  (c) shall be  reasonably  satisfactory  to the Trustee (as evidenced  in a writing  signed by the  Trustee);  and (d)  shall  execute  and deliver  to  the  Trustee  an  agreement,  in  form  and  substance  reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by it as master  servicer  under this  Agreement,  any custodial  agreement from and after the effective date of such agreement;  (ii)
each Rating Agency shall be given prior  written  notice of the identity of the proposed  successor to the Master  Servicer and each Rating  Agency's rating of the  Certificates  in effect  immediately  prior to such  assignment,  sale and delegation  will not be downgraded,  qualified or withdrawn as a result of such assignment,  sale and  delegation,  as  evidenced  by a letter  to such  effect delivered to the Master  Servicer and the  Trustee;  (iii) the Master  Servicer
assigning  and selling  the master  servicing  shall  deliver to the Trustee an
Officer's  Certificate and an Opinion of Independent  Counsel  addressed to the

                                      133

Trustee,  each stating that all conditions  precedent to such action under this
Agreement have been completed and such action is permitted by and complies with the  terms of this  Agreement;  and (iv) in the event the  Master  Servicer  is terminated  without cause by the Company,  the Company shall pay the terminated
Master  Servicer  a  termination  fee  equal to 0.25% of the  aggregate  Stated
Principal Balance of the Mortgage Loans at the time the master servicing of the
Mortgage  Loans  is  transferred  to the  successor  Master  Servicer.  No such assignment  or  delegation  shall  affect any rights or liability of the Master
Servicer arising prior to the effective date thereof.

                                      134

                                 ARTICLE VIII
                                    Default

      Section 8.01 Events of Default. "Event of Default," wherever used herein, means any one of the  following  events  (whatever the reason for such Event of
Default  and whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any  administrative or governmental  body) and only with respect to the defaulting Master Servicer:

      (i)  The  Master   Servicer  fails  to  cause  to  be  deposited  in  the
Distribution  Account any amount so required to be  deposited  pursuant to this
Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure,  requiring the same to be remedied,  shall have been given to the
Master Servicer; or

      (ii) The Master  Servicer  fails to  observe  or perform in any  material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which  covenants and  agreements  materially  affect the rights of  Certificateholders,  and such  failure  continues  unremedied  for a period of 60 days  after  the date on which  written  notice  of such  failure, properly requiring the same to be remedied, shall have been given to the Master
Servicer  by the  Trustee  or to the  Master  Servicer  and the  Trustee by the
Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

      (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory  authority  having  jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency,
readjustment  of  debt,   marshaling  of  assets  and  liabilities  or  similar
proceedings,  or for the  winding up or  liquidation  of its  affairs,  and the continuance  of any such decree or order is unstayed and in effect for a period of 60 consecutive  days, or an involuntary case is commenced against the Master
Servicer  under any  applicable  insolvency or  reorganization  statute and the petition is not dismissed within 60 days after the commencement of the case; or

      (iv) The Master Servicer  consents to the appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshaling of assets and  liabilities  or similar  proceedings  of or  relating to the Master
Servicer or substantially all of its property; or the Master Servicer admits in writing its  inability to pay its debts  generally as they become due,  files a petition to take  advantage  of any  applicable  insolvency  or  reorganization statute,  makes an assignment for the benefit of its creditors,  or voluntarily suspends payment of its obligations;

      (v) The Master  Servicer  assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

      (vi) The Master Servicer fails to deposit,  or cause to be deposited,  in the  Distribution  Account any  Monthly  Advance  (other than a  Nonrecoverable
Advance) by 5:00 p.m. New York City time on the  Distribution  Account  Deposit
Date.

                                      135

In each and every such case,  so long as such Event of Default  with respect to the Master  Servicer  shall not have been  remedied,  either the Trustee or the
Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than 51% of the  principal of the Trust Fund,  by notice in writing to the Master  Servicer (and to the Trustee if given by such  Certificateholders), with a copy to the Rating  Agencies,  and with the consent of the Company,  may terminate all of the rights and  obligations  (but not the  liabilities) of the
Master  Servicer  under this  Agreement and in and to the Mortgage Loans and/or the REO Property  serviced by the Master  Servicer  and the  proceeds  thereof.
Upon the receipt by the Master  Servicer of the written  notice,  all authority and power of the Master  Servicer  under this  Agreement,  whether with respect to the  Certificates,  the  Mortgage  Loans,  REO  Property  or under any other related  agreements (but only to the extent that such other  agreements  relate
to  the   Mortgage   Loans  or  related  REO   Property)   shall,   subject  to
Section 8.02,  automatically  and without  further action pass to and be vested in the Trustee  pursuant to this  Section 8.01;  and, without  limitation,  the
Trustee is hereby  authorized  and empowered to execute and deliver,  on behalf
of  the  Master  Servicer  as  attorney-in-fact  or  otherwise,   any  and  all
documents  and other  instruments  and to do or  accomplish  all other  acts or things  necessary  or  appropriate  to effect the  purposes  of such  notice of termination,  whether to complete the transfer and  endorsement  or  assignment of  the  Mortgage  Loans  and  related  documents,  or  otherwise.  The  Master
Servicer  agrees to cooperate with the Trustee in effecting the  termination of the Master  Servicer's  rights and obligations  hereunder,  including,  without limitation,  the transfer to the Trustee of (i) the  property and amounts which are then or  should  be part of the Trust or which  thereafter  become  part of the  Trust;  and  (ii) originals  or  copies  of all  documents  of the  Master
Servicer  reasonably  requested  by the  Trustee  to enable  it to  assume  the
Master  Servicer's  duties  thereunder.  In addition to any other amounts which are then, or,  notwithstanding  the  termination  of its activities  under this
Agreement,  may become  payable to the Master  Servicer  under this  Agreement, the Master  Servicer shall be entitled to receive,  out of any amount  received on account of a Mortgage  Loan or related REO  Property,  that  portion of such payments  which it would have received as  reimbursement  under this  Agreement if notice of  termination  had not been given.  The  termination  of the rights and  obligations  of the  Master  Servicer  shall not  affect  any  obligations incurred by the Master Servicer prior to such termination.

      Notwithstanding  the  foregoing,  if an Event  of  Default  described  in clause (vi) of this  Section 8.01  shall occur, the Trustee shall, by notice in
writing  to  the  Master   Servicer,   which  may  be  delivered  by  telecopy,
immediately  terminate  all  of  the  rights  and  obligations  of  the  Master
Servicer  thereafter  arising under this  Agreement,  but without  prejudice to any rights it may have as a  Certificateholder  or to  reimbursement of Monthly
Advances  and other  advances of its own funds,  and the  Trustee  shall act as provided  in  Section 8.02  to carry  out the  duties of the  Master  Servicer, including the  obligation to make any Monthly  Advance the  nonpayment of which was an Event of Default  described  in clause  (vi) of this  Section 8.01.  Any such  action  taken by the  Trustee  must be prior to the  distribution  on the relevant Distribution Date.

      Section  8.02  Trustee to Act;  Appointment  of  Successor.  (a) Upon the
receipt by the Master  Servicer of a notice of termination  pursuant to Section
8.01 or an Opinion  of  Independent  Counsel  pursuant  to Section  7.05 to the effect  that the Master  Servicer is legally  unable to act or to delegate  its
duties  to  a  Person  which  is  legally  able  to  act,  the  Trustee   shall
automatically  become the  successor in all respects to the Master  Servicer in its capacity  under this Agreement and the  transactions  set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities  and  limitations  on  liabilities  relating  thereto placed on the
Master Servicer by the terms and provisions hereof; provided, however, that the
Company shall have the right to either (a) immediately assume the duties of the
Master Servicer or (b) select a successor  Master Servicer;  provided  further, however,  that the Trustee shall have no obligation  whatsoever with respect to any liability (other than advances deemed  recoverable and not previously made)
incurred  by the Master  Servicer  at or prior to the time of  termination.  As compensation  therefor,  but  subject to Section  7.06,  the  Trustee  shall be entitled to compensation  which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder,  except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously  incurred.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is  legally  unable  so to  act,  appoint  or  petition  a court  of  competent jurisdiction to appoint,  any established  housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved  servicer, and with respect to a successor  to the  Master  Servicer  only,  having a net worth of not less than
$10,000,000,  as  the  successor  to  the  Master  Servicer  hereunder  in  the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings,  if any, on each of the  Certificates will not be lowered as a result of the selection of the successor to the Master
Servicer.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree;  provided,  however,  that the provisions of
Section 7.06 shall apply, the compensation shall not be in excess of that which the Master  Servicer  would have been  entitled to if the Master  Servicer  had continued to act hereunder,  and that such successor shall undertake and assume the  obligations of the Trustee to pay  compensation to any third Person acting as an agent or independent  contractor in the  performance of master  servicing responsibilities  hereunder.  The  Trustee and such  successor  shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                                      136

      (b)  If the Trustee  shall  succeed to any duties of the Master  Servicer respecting  the  Mortgage  Loans  as  provided  herein,  it  shall  do  so in a separate  capacity  and not in its capacity as Trustee  and,  accordingly,  the provisions  of Article IX shall be  inapplicable  to the  Trustee in its duties as the  successor  to the Master  Servicer  in the  servicing  of the  Mortgage
Loans (although such  provisions  shall continue to apply to the Trustee in its capacity as Trustee);  the provisions of Article VII,  however,  shall apply to it in its capacity as successor master servicer.

      Section 8.03 Notification to Certificateholders.  Upon any termination or appointment  of a successor  to the Master  Servicer,  the  Trustee  shall give prompt  written  notice  thereof  to  Certificateholders  at  their  respective addresses appearing in the Certificate Register and to the Rating Agencies.

      Section 8.04 Waiver of Defaults.  The Trustee  shall  transmit by mail to all  Certificateholders,  within 60 days after the  occurrence  of any Event of
Default  actually  known to a Responsible  Officer of the Trustee,  unless such
Event of Default  shall have been cured,  notice of each such Event of Default.
The  Holders  of  Certificates   evidencing   Fractional   Undivided  Interests
aggregating  not  less  than  51% of the  Trust  Fund  may,  on  behalf  of all
Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof,  except a default in the  making  of or the  causing  to be made any  required  distribution  on the
Certificates,  which  default  may only be waived by  Holders  of  Certificates evidencing  Fractional Undivided Interests  aggregating 100% of the Trust Fund.
Upon any such waiver of a past  default,  such default shall be deemed to cease to exist,  and any Event of Default  arising  therefrom shall be deemed to have been timely remedied for every purpose of this Agreement.  No such waiver shall extend  to any  subsequent  or other  default  or impair  any right  consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

                                      137

Section 8.05    List of  Certificateholders.  Upon written  request of three or more  Certificateholders  of record,  for purposes of communicating  with other
Certificateholders  with  respect to their  rights  under this  Agreement,  the
Trustee will afford such  Certificateholders  access during  business  hours to the most recent list of Certificateholders held by the Trustee.

                                      138

                                  ARTICLE IX
            Concerning the Trustee and the Securities Administrator

      Section 9.01 Duties of Trustee.

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred,  and the
Securities  Administrator  each  undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the  Securities  Administrator,  respectively.  If an Event of Default  has occurred and has not been cured or waived,  the Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and subject to Section
8.02(b) use the same degree of care and skill in their  exercise,  as a prudent person  would  exercise  under  the  circumstances  in the  conduct  of his own affairs.

      (b) Upon receipt of all resolutions,  certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision  of this  Agreement,  the Trustee and the  Securities  Administrator,
respectively,  shall  examine  them to  determine  whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the
Securities  Administrator  shall be responsible  for the accuracy or content of any resolution,  certificate,  statement,  opinion,  report, document, order or other  instrument  furnished  hereunder;  provided,  further,  that neither the
Trustee nor the Securities  Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

      (c)  On  each   Distribution   Date,   the  Trustee  shall  make  monthly
distributions and the final distribution to the  Certificateholders  from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based solely on the report of the Securities Administrator.

      (d) No  provision  of this  Agreement  shall be  construed to relieve the
Trustee or the  Securities  Administrator  from liability for its own negligent action,  its  own  negligent  failure  to act or its  own  willful  misconduct;
provided, however, that:

            (i) Prior to the  occurrence of an Event of Default,  and after the curing or waiver of all such  Events of Default  which may have  occurred,  the duties and obligations of the Trustee and the Securities Administrator shall be determined  solely by the express  provisions  of this  Agreement,  neither the
Trustee  nor the  Securities  Administrator  shall  be  liable  except  for the performance of their respective  duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities  Administrator and, in the
absence  of  bad  faith  on  the  part  of  the   Trustee  or  the   Securities
Administrator,  respectively,  the  Trustee  or the  Securities  Administrator,
respectively,  may conclusively rely, as to the truth of the statements and the correctness  of the  opinions  expressed  therein,  upon  any  certificates  or
opinions   furnished   to  the   Trustee  or  the   Securities   Administrator,
respectively, and conforming to the requirements of this Agreement;

                                      139

            (ii) Neither the Trustee nor the Securities  Administrator shall be liable in its  individual  capacity for an error of judgment made in good faith by a Responsible  Officer or Responsible  Officers of the Trustee or an officer of the Securities Administrator,  respectively,  unless it shall be proved that the Trustee or the  Securities  Administrator,  respectively,  was negligent in ascertaining the pertinent facts;

            (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance  with the directions of the Holders of Certificates evidencing  Fractional Undivided Interests aggregating not less than 25% of the
Trust Fund, if such action or non-action  relates to the time, method and place of conducting  any  proceeding  for any remedy  available to the Trustee or the
Securities Administrator,  respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

            (iv) The Trustee  shall not be required to take notice or be deemed to have  notice  or  knowledge  of any  default  or Event of  Default  unless a
Responsible  Officer of the Trustee's  Corporate Trust Office shall have actual knowledge thereof.  In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

            (v) The  Trustee  shall  not in any way be  liable by reason of any insufficiency  in any  Account  held by or in the name of Trustee  unless it is determined  by a court  of  competent  jurisdiction  that the  Trustee's  gross negligence or willful  misconduct  was the primary cause of such  insufficiency
(except to the extent that the Trustee is obligor and has defaulted thereon);

            (vi) Anything in this Agreement to the contrary notwithstanding, in no event  shall the  Trustee  or the  Securities  Administrator  be liable  for special,  indirect  or  consequential  loss or  damage  of any kind  whatsoever
(including  but not  limited  to lost  profits),  even  if the  Trustee  or the
Securities Administrator,  respectively,  has been advised of the likelihood of such loss or damage and regardless of the form of action;

            (vii) None of the Securities  Administrator,  the Master  Servicer,
the Depositor,  the Company or the Trustee shall be responsible for the acts or omissions of the other,  it being  understood  that this Agreement shall not be construed to render them partners, joint venturers or agents of one another and

            (viii) Neither the Trustee nor the Securities  Administrator  shall be  required  to  expend  or risk its own funds or  otherwise  incur  financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers,  if there is  reasonable  ground for  believing that the  repayment  of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it, and none of the provisions contained in this  Agreement  shall in any event  require the  Trustee or the  Securities
Administrator  to perform,  or be responsible for the manner of performance of, any of the  obligations  of the Master  Servicer under this  Agreement,  except during  such time,  if any, as the Trustee  shall be the  successor  to, and be vested with the rights,  duties,  powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

      (e) All  funds  received  by the  Master  Servicer  and the  Trustee  and required  to be  deposited  in the  Master  Servicer  Collection  Account,  the
Pre-Funding  Account,  the Pre-Funding  Reserve Account,  the Interest Coverage
Account  or the  Distribution  Account,  as the case may be,  pursuant  to this
Agreement will be promptly so deposited by the Master Servicer and the Trustee.

                                      140

      (f)  Except  for  those  actions  that  the  Trustee  or  the  Securities
Administrator  is  required  to take  hereunder,  neither  the  Trustee nor the
Securities  Administrator  shall have any  obligation  or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

      Section 9.02 Certain  Matters  Affecting  the Trustee and the  Securities
Administrator. Except as otherwise provided in Section 9.01:

      (a) The Trustee and the  Securities  Administrator  may rely and shall be protected in acting or  refraining  from acting in reliance on any  resolution, certificate of the Depositor, the Master Servicer or a Servicer, certificate of auditors or any other  certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) The Trustee and the Securities Administrator may consult with counsel and any  advice of such  counsel or any  Opinion  of Counsel  shall be full and complete  authorization  and  protection  with  respect to any action  taken or suffered or omitted by it hereunder in good faith and in  accordance  with such advice or Opinion of Counsel;

      (c) Neither the Trustee nor the Securities  Administrator  shall be under any  obligation  to exercise  any of the trusts or powers  vested in it by this
Agreement,  other  than  its  obligation  to  give  notices  pursuant  to  this
Agreement,  or to institute,  conduct or defend any litigation  hereunder or in
relation   hereto  at  the   request,   order  or   direction  of  any  of  the
Certificateholders  pursuant to the provisions of this  Agreement,  unless such
Certificateholders  shall have  offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and  liabilities  which may be incurred therein or  thereby.  Nothing  contained  herein  shall,  however,  relieve the
Trustee of the obligation,  upon the occurrence of an Event of Default of which a Responsible  Officer of the Trustee has actual  knowledge (which has not been cured or  waived),  to exercise  such of the rights and powers  vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise  under the  circumstances  in the conduct of his own affairs;

      (d) Prior to the  occurrence  of an Event of Default  hereunder and after the curing or waiver of all Events of Default which may have occurred,  neither the Trustee nor the Securities  Administrator shall be liable in its individual capacity  for any  action  taken,  suffered  or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

      (e) Neither the Trustee nor the Securities  Administrator  shall be bound to make any  investigation  into the facts or matters stated in any resolution, certificate,  statement, instrument, opinion, report, notice, request, consent, order, approval,  bond or other paper or document,  unless requested in writing to do so by Holders of Certificates  evidencing  Fractional Undivided Interests aggregating  not less than 25% of the Trust Fund and provided  that the payment within a reasonable  time to the Trustee or the  Securities  Administrator,  as applicable,  of the costs,  expenses or liabilities likely to be incurred by it in the making of such  investigation  is, in the  opinion of the Trustee or the
Securities Administrator,  as applicable,  reasonably assured to the Trustee or the Securities Administrator,  as applicable, by the security afforded to it by the terms of this Agreement.  The Trustee or the Securities  Administrator  may
require  reasonable  indemnity against such expense or liability as a condition to taking any such action.  The  reasonable  expense of every such  examination shall be paid by the Certificateholders requesting the investigation;

                                      141

      (f) The Trustee and the Securities  Administrator  may execute any of the trusts or powers  hereunder or perform any duties  hereunder either directly or through Affiliates,  agents or attorneys;  provided,  however, that the Trustee may not appoint any agent to perform its  custodial  functions  with respect to the Mortgage Files or paying agent functions  under this Agreement  without the express  written  consent of the Master  Servicer,  which  consent  will not be unreasonably  withheld.  Neither the Trustee nor the  Securities  Administrator
shall be liable or  responsible  for the misconduct or negligence of any of the
Trustee's or the Securities  Administrator's agents or attorneys or a custodian
or  paying  agent  appointed   hereunder  by  the  Trustee  or  the  Securities
Administrator with due care and, when required,  with the consent of the Master
Servicer;

      (g) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Section
4.01(b)  or  Section  4.02,  to be  unclear,  the  Trustee  or  the  Securities
Administrator,  respectively,  may  require  prior  to such  action  that it be provided by the Depositor with reasonable further instructions;

      (h) The right of the Trustee or the Securities  Administrator  to perform any  discretionary act enumerated in this Agreement shall not be construed as a duty,  and  neither  the  Trustee  nor the  Securities  Administrator  shall be accountable  for  other  than  its  negligence  or  willful  misconduct  in the performance of any such act;

      (i)  Neither  the  Trustee  nor the  Securities  Administrator  shall  be required to give any bond or surety with respect to the  execution of the trust created hereby or the powers granted  hereunder,  except as provided in Section
9.07; and

      (j) Neither the Trustee nor the Securities  Administrator  shall have any duty to conduct  any  affirmative  investigation  as to the  occurrence  of any condition  requiring the repurchase of any Mortgage Loan by the Seller pursuant to this  Agreement,  the Mortgage  Loan  Purchase  Agreement or the  Subsequent
Mortgage Loan Purchase  Agreement,  as  applicable,  or the  eligibility of any
Mortgage Loan for purposes of this Agreement.

      Section  9.03  Trustee  and  Securities   Administrator  Not  Liable  for
Certificates  or  Mortgage  Loans.  The  recitals  contained  herein and in the
Certificates  (other than the signature and  countersignature of the Trustee on the  Certificates)  shall be  taken as the  statements  of the  Depositor,  and
neither  the  Trustee  nor  the   Securities   Administrator   shall  have  any
responsibility  for their  correctness.  Neither the Trustee nor the Securities
Administrator makes any representation as to the validity or sufficiency of the
Certificates  (other than the signature and  countersignature of the Trustee on the  Certificates)  or of any  Mortgage  Loan except as  expressly  provided in
Sections 2.02 and 2.05 hereof; provided,  however, that the foregoing shall not relieve the Trustee of the  obligation to review the Mortgage Files pursuant to
Sections  2.02 and 2.04.  The  Trustee's  signature  and  countersignature  (or countersignature  of its  agent)  on the  Certificates  shall be  solely in its capacity as Trustee and shall not constitute the  Certificates an obligation of the Trustee in any other  capacity.  Neither  the  Trustee  nor the  Securities
Administrator  shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates,  or for the use or  application  of any funds  paid to the  Depositor  with  respect to the
Mortgage Loans.  Subject to the provisions of Section 2.05, neither the Trustee nor the  Securities  Administrator  shall be  responsible  for the  legality or validity  of this  Agreement  or any  document or  instrument  relating to this
Agreement, the validity of the execution of this Agreement or of any supplement
hereto  or  instrument  of  further  assurance,  or  the  validity,   priority,
perfection or sufficiency of the security for the Certificates issued hereunder or intended  to be issued  hereunder.  Neither  the Trustee nor the  Securities
Administrator  shall at any time have any  responsibility  or liability  for or with respect to the legality,  validity and  enforceability  of any Mortgage or any  Mortgage  Loan,  or the  perfection  and  priority of any  Mortgage or the maintenance of any such perfection and priority,  or for or with respect to the sufficiency  of the Trust Fund or its  ability to generate  the  payments to be distributed to  Certificateholders,  under this Agreement.  Neither the Trustee nor the Securities  Administrator  shall have any responsibility for filing any financing  or  continuation  statement  in any public  office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to record this Agreement other than any continuation statements filed by the Trustee pursuant to Section 3.20.

                                      142

      Section 9.04 Trustee and Securities  Administrator  May Own Certificates.
The Trustee and the Securities  Administrator in their individual capacities or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of any  Certificates  with the same rights it would have if it were not Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

      Section 9.05 Trustee's and Securities  Administrator's Fees and Expenses.
The fees and expenses of the Trustee and the Securities  Administrator shall be paid in  accordance  with a side letter  agreement  between the Trustee and the
Master Servicer. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Master Servicer  Collection Account pursuant to
Section  4.03(b)  all  reasonable  out-of-pocket  expenses,  disbursements  and advances  and the  expenses of the Trustee  and the  Securities  Administrator, respectively,  in  connection  with any Event of  Default,  any  breach of this
Agreement or any claim or legal  action  (including  any pending or  threatened claim  or legal  action)  incurred  or made by the  Trustee  or the  Securities
Administrator,  respectively,  in the  administration  of the trusts  hereunder
(including  the  reasonable  compensation,  expenses and  disbursements  of its counsel) except any such expense, disbursement or advance as may arise from its negligence  or  intentional  misconduct or which is the  responsibility  of the
Certificateholders.  If funds in the Master  Servicer  Collection  Account  are insufficient  therefor,  the Trustee  and the  Securities  Administrator  shall recover such expenses from the Depositor.  Such  compensation and reimbursement obligation  shall  not be  limited  by any  provision  of law in  regard to the compensation of a trustee of an express trust.

      Section  9.06   Eligibility   Requirements  for  Trustee  and  Securities
Administrator.  The  Trustee  and any  successor  Trustee  and  the  Securities
Administrator  and any  successor  Securities  Administrator  shall  during the entire  duration  of this  Agreement  be a state  bank or  trust  company  or a national  banking  association  organized and doing  business under the laws of such  state or the  United  States of  America,  authorized  under such laws to exercise  corporate  trust  powers,  having a combined  capital and surplus and undivided  profits  of at least  $40,000,000  or,  in the  case of a  successor
Trustee, $50,000,000, subject to supervision or examination by federal or state authority  and, in the case of the  Trustee,  rated "BBB" or higher by S&P with respect to their  long-term  rating and rated "BBB" or higher by S&P and "Baa2"
or higher by  Moody's  with  respect  to any  outstanding  long-term  unsecured unsubordinated  debt,  and,  in the case of a  successor  Trustee or  successor
Securities  Administrator  other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise  acceptable to, each of the Rating Agencies.  If the Trustee publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation  shall be deemed to be its total equity capital  (combined  capital and surplus) as set forth in its most recent report of condition so  published.  In case at any time the Trustee or the  Securities
Administrator  shall cease to be eligible in accordance  with the provisions of this Section 9.06,  the Trustee or the  Securities  Administrator  shall resign immediately in the manner and with the effect specified in Section 9.08.

                                      143

      Section 9.07 Insurance. The Trustee and the Securities Administrator,  at
their own  expense,  shall at all  times  maintain  and keep in full  force and effect:  (i) fidelity  insurance,  (ii) theft of documents  insurance and (iii)
forgery  insurance  (which  may  be  collectively  satisfied  by  a  "Financial
Institution Bond" and/or a "Bankers'  Blanket Bond").  All such insurance shall be in  amounts,  with  standard  coverage  and subject to  deductibles,  as are customary for insurance typically maintained by banks or their affiliates which act as custodians  for  investor-owned  mortgage  pools.  A  certificate  of an officer of the Trustee or the Securities  Administrator  as to the Trustee's or
the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

      Section  9.08  Resignation  and  Removal of the  Trustee  and  Securities
Administrator.

      (a) The Trustee and the Securities  Administrator  may at any time resign and be  discharged  from the Trust  hereby  created  by giving  written  notice thereof to the  Depositor  and the Master  Servicer,  with a copy to the Rating
Agencies.  Upon  receiving  such notice of  resignation,  the  Depositor  shall promptly appoint a successor Trustee or successor Securities Administrator,  as applicable, by written instrument, in triplicate,  one copy of which instrument
shall  be  delivered   to  each  of  the   resigning   Trustee  or   Securities
Administrator,   as   applicable,   the   successor   Trustee   or   Securities
Administrator,   as   applicable.   If  no  successor   Trustee  or  Securities
Administrator shall have been so appointed and have accepted appointment within
30 days after the giving of such notice of resignation,  the resigning  Trustee or Securities  Administrator  may petition any court of competent  jurisdiction for the appointment of a successor Trustee or Securities Administrator.

      (b) If at any time the  Trustee  or the  Securities  Administrator  shall cease to be eligible in  accordance  with the  provisions  of Section  9.06 and shall fail to resign after written  request  therefor by the Depositor or if at any time the Trustee or the Securities  Administrator shall become incapable of acting,  or shall be  adjudged a bankrupt  or  insolvent,  or a receiver of the
Trustee or the  Securities  Administrator,  as  applicable,  or of its property shall be appointed,  or any public  officer shall take charge or control of the
Trustee or the Securities  Administrator,  as applicable, or of its property or affairs for the purpose of  rehabilitation,  conservation or liquidation,  then the Depositor shall promptly remove the Trustee, or shall be entitled to remove the Securities Administrator, as applicable, and appoint a successor Trustee or
Securities Administrator,  as applicable, by written instrument, in triplicate, one copy of which  instrument  shall be  delivered  to each of the  Trustee  or
Securities  Administrator,  as applicable, so removed, the successor Trustee or
Securities Administrator, as applicable.

                                      144

      (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating  not less than 51% of the  Trust  Fund may at any time  remove  the
Trustee or the  Securities  Administrator  and appoint a  successor  Trustee or
Securities   Administrator   by   written   instrument   or   instruments,   in
quadruplicate,   signed  by  such  Holders  or  their   attorneys-in-fact  duly
authorized,  one  complete set of which  instruments  shall be delivered to the
Depositor, the Master Servicer, the Securities Administrator (if the Trustee is
removed),  the Trustee (if the Securities  Administrator  is removed),  and the
Trustee or Securities  Administrator so removed and the successor so appointed.
In the event that the  Trustee or  Securities  Administrator  is removed by the
Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable to a successor  Trustee  or  successor  Securities  Administrator,  in excess of the amount paid to the predecessor Trustee or predecessor Securities Administrator, as applicable.

      (d)  No   resignation  or  removal  of  the  Trustee  or  the  Securities
Administrator   and   appointment   of  a  successor   Trustee  or   Securities
Administrator  pursuant to any of the  provisions  of this  Section  9.08 shall become  effective except upon appointment of and acceptance of such appointment by the  successor  Trustee or Securities  Administrator  as provided in Section
9.09.

      Section 9.09 Successor Trustee and Successor Securities Administrator.

      (a) Any  successor  Trustee  or  Securities  Administrator  appointed  as provided  in  Section  9.08  shall  execute,  acknowledge  and  deliver  to the
Depositor  and  to its  predecessor  Trustee  or  Securities  Administrator  an instrument accepting such appointment hereunder.  The resignation or removal of the predecessor Trustee or Securities Administrator shall then become effective and such  successor  Trustee or Securities  Administrator,  without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and  obligations of its  predecessor  hereunder,  with like effect as if originally named as Trustee or Securities Administrator herein. The predecessor
Trustee or Securities Administrator shall after payment of its outstanding fees
and  expenses   promptly  deliver  to  the  successor   Trustee  or  Securities
Administrator,  as  applicable,  all assets and records of the Trust held by it hereunder,  and  the  Depositor  and  the  predecessor  Trustee  or  Securities
Administrator, as applicable, shall execute and deliver such instruments and do such other things as may  reasonably  be required for more fully and  certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

      (b)  No  successor  Trustee  or  Securities  Administrator  shall  accept appointment  as  provided  in this  Section  9.09  unless  at the  time of such acceptance such successor Trustee or Securities Administrator shall be eligible under the provisions of Section 9.06.

                                      145

      (c) Upon  acceptance of appointment by a successor  Trustee or Securities
Administrator  as provided  in this  Section  9.09,  the  successor  Trustee or
Securities Administrator shall mail notice of the succession of such Trustee or
Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate  Register and to the Rating  Agencies.  The Company
shall  pay the cost of any  mailing  by the  successor  Trustee  or  Securities
Administrator.

      Section   9.10  Merger  or   Consolidation   of  Trustee  or   Securities
Administrator.  Any state bank or trust company or national banking association into  which  the  Trustee  or the  Securities  Administrator  may be  merged or converted  or with  which it may be  consolidated  or any  state  bank or trust company or national banking association  resulting from any merger,  conversion or  consolidation  to  which  the  Trustee  or  the  Securities  Administrator, respectively,  shall be a party, or any state bank or trust company or national banking  association  succeeding to all or  substantially  all of the corporate trust  business of the Trustee or the Securities  Administrator,  respectively, shall  be  the  successor  of the  Trustee  or  the  Securities  Administrator,
respectively,  hereunder, provided such state bank or trust company or national banking  association  shall be eligible  under the  provisions of Section 9.06.
Such succession  shall be valid without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary notwithstanding.

      Section 9.11 Appointment of Co-Trustee or Separate Trustee.

      (a)  Notwithstanding  any other provisions  hereof,  at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property  constituting the same may at the time be located, the
Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments  to appoint  one or more  Persons  approved by the
Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the
Trustee,  or separate trustee or separate  trustees,  of all or any part of the
Trust, and to vest in such Person or Persons,  in such capacity,  such title to the Trust, or any part thereof,  and,  subject to the other  provisions of this
Section  9.11,  such  powers,  duties,  obligations,  rights  and trusts as the
Depositor and the Trustee may consider necessary or desirable.

      (b) If the Depositor shall not have joined in such appointment  within 15 days after the receipt by it of a written  request so to do, the Trustee  shall have the power to make such appointment without the Depositor.

      (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of  eligibility  as a successor  Trustee under Section 9.06 hereunder and no notice to  Certificateholders  of the  appointment of  co-trustee(s)  or separate trustee(s) shall be required under Section 9.08 hereof.

      (d) In the case of any  appointment  of a co-trustee or separate  trustee pursuant to this  Section  9.11,  all rights,  powers,  duties and  obligations conferred  or imposed  upon the Trustee and  required to be  conferred  on such co-trustee shall be conferred or imposed upon and exercised or performed by the
Trustee and such separate trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction in which any particular act or acts are to be  performed  (whether as Trustee  hereunder  or as successor to the Master
Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations
(including the holding of title to the Trust or any portion thereof in any such jurisdiction)  shall be exercised  and  performed by such  separate  trustee or co-trustee at the direction of the Trustee.

                                      146

      (e) Any notice,  request or other  writing  given to the Trustee shall be deemed  to  have  been  given  to  each  of  the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of  them.  Every  instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate  trustee and co-trustee,  upon its  acceptance  of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the
Trustee  or  separately,  as may  be  provided  therein,  subject  to  all  the provisions of this  Agreement,  specifically  including every provision of this
Agreement  relating to the conduct of, affecting the liability of, or affording protection  to,  the  Trustee.  Every such  instrument  shall be filed with the
Trustee.

      (f) To the  extent  not  prohibited  by  law,  any  separate  trustee  or
co-trustee   may,   at  any   time,   request   the   Trustee,   its  agent  or
attorney-in-fact,  with full power and authority, to do any lawful act under or with respect to this  Agreement on its behalf and in its name.  If any separate trustee or  co-trustee  shall die,  become  incapable  of acting,  resign or be removed, all of its estates,  properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

      (g) No trustee under this Agreement shall be personally  liable by reason of any act or omission of another trustee under this  Agreement.  The Depositor and the Trustee  acting  jointly may at any time accept the  resignation  of or remove any separate trustee or co-trustee.

      Section    9.12    Federal    Information    Returns   and   Reports   to
Certificateholders; REMIC Administration.

      (a) For federal  income tax  purposes,  the taxable  year of each 2004-12
REMIC shall be a calendar year and the Securities  Administrator shall maintain or cause the maintenance of the books of each such 2004-12 REMIC on the accrual method of accounting.

      (b) The  Securities  Administrator  shall prepare and file or cause to be filed with the Internal  Revenue Service,  and the Trustee shall sign,  Federal tax information returns or elections required to be made hereunder with respect to each 2004-12  REMIC,  the Trust Fund, if  applicable,  and the  Certificates containing  such  information  and at the  times  and in the  manner  as may be required by the Code or applicable Treasury  regulations,  and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such  statements or information at the times and in the manner as may be required thereby, including,  without limitation,  reports relating to mortgaged  property  that is abandoned  or  foreclosed,  receipt of mortgage  interests  in  kind  in  a  trade  or  business,  a  cancellation  of indebtedness,  interest, original issue discount and market discount or premium
(using a constant  prepayment  assumption of 30% for the Group I Mortgage Loans and 25% CPR for the Group II Mortgage Loans). The Securities Administrator will apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the  Securities  Administrator  shall timely  prepare and file, and the Trustee shall  sign,  IRS Form 8811,  which  shall  provide the name and address of the person who can be  contacted to obtain  information  required to be reported to the holders of regular  interests in each 2004-12  REMIC (the "REMIC  Reporting
Agent").  The Trustee  shall make  elections to treat each  2004-12  REMIC as a
REMIC (which  elections  shall apply to the taxable period ending  December 31,
2004  and  each  calendar  year  thereafter)  in  such  manner  as the  Code or applicable  Treasury  regulations  may  prescribe,  and  as  described  by  the
Securities  Administrator.  The Trustee shall sign all tax information  returns filed  pursuant to this Section and any other returns as may be required by the
Code. The Holder of the largest percentage interest in the Class R Certificates is hereby  designated as the "Tax Matters Person" (within the meaning of Treas.
Reg. Sections 1.860F-4(d)) for each 2004-12 REMIC. The Securities Administrator is hereby  designated  and  appointed  as the  agent of each  such Tax  Matters
Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities  Administrator as agent and  attorney-in-fact for the purpose of acting as Tax Matters  Person for each  2004-12  REMIC  during such time as the
Securities  Administrator  does not own any such Residual  Certificate.  In the event that the Code or  applicable  Treasury  regulations  prohibit the Trustee from signing tax or information returns or other statements,  or the Securities
Administrator  from acting as agent for the Tax Matters Person, the Trustee and the Securities  Administrator  shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such  information  returns or for the  provision of a tax matters  person,  including  designation  of the
Holder of the largest  percentage  interest in a Residual  Certificate  to sign such  returns  or  act  as  tax  matters  person.  Each  Holder  of a  Residual
Certificate shall be bound by this Section.

                                      147

      (c) The Securities  Administrator  shall provide upon request and receipt
of  reasonable   compensation,   such   information   as  required  in  Section
860D(a)(6)(B)  of the  Code to the  Internal  Revenue  Service,  to any  Person
purporting  to  transfer  a  Residual  Certificate  to a  Person  other  than a transferee  permitted  by  Section  5.05(b),  and to any  regulated  investment company, real estate investment trust, common trust fund,  partnership,  trust, estate,  organization described in Section 1381 of the Code, or nominee holding an interest in a  pass-through  entity  described in Section  860E(e)(6) of the
Code,  any  record  holder of which is not a  transferee  permitted  by Section
5.05(b)  (or which is deemed by  statute  to be an entity  with a  disqualified member).

      (d) The  Securities  Administrator  shall prepare and file or cause to be filed,  and the Trustee shall sign, any state income tax returns required under
Applicable State Law with respect to each REMIC or the Trust Fund.

      (e)  Notwithstanding  any other provision of this Agreement,  the Trustee and the  Securities  Administrator  shall  comply with all federal  withholding requirements  respecting payments to Certificateholders of interest or original issue  discount  on the  Mortgage  Loans,  that the  Trustee or the  Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for such withholding. In the event the
Trustee or the Securities  Administrator  withholds any amount from interest or original issue discount  payments or advances thereof to any  Certificateholder pursuant to federal  withholding  requirements,  the Trustee or the  Securities
Administrator    shall,    together   with   its   monthly   report   to   such
Certificateholders, indicate such amount withheld.

                                      148

      (f) The Trustee and the Securities  Administrator  agree to indemnify the
Trust  Fund and the  Depositor  for any  taxes  and  costs  including,  without limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust
Fund,  the  Depositor  or the Master  Servicer,  as a result of a breach of the
Trustee's covenants and the Securities Administrator's covenants, respectively, set  forth  in  this  Section  9.12;  provided,  however,  such  liability  and obligation  to indemnify in this  paragraph  shall be several and not joint and neither  the  Trustee nor the  Securities  Administrator  shall be liable or be obligated to  indemnify  the Trust Fund for the failure by the other to perform any duty under this  Agreement  or the breach by the other of any  covenant  in this Agreement.

                                      149

                                   ARTICLE X
                                  Termination

      Section  10.01  Termination  Upon  Repurchase  by EMC or its  Designee or
Liquidation of the Mortgage Loans.

      (a)  Subject  to  Section   10.02,   the   respective   obligations   and
responsibilities  of the Depositor,  the Trustee,  the Master  Servicer and the
Securities  Administrator  created  hereby,  other than the  obligation  of the
Trustee to make payments to  Certificateholders  as hereinafter set forth shall terminate:

            (i) in accordance  with Section  10.01(c),  the repurchase by or at the  direction of EMC or its  designee of all of the Mortgage  Loans in each of
Loan Group I and Loan Group II (which  repurchase of the Group I Mortgage Loans and the Group II Mortgage  Loans may occur on  separate  dates) and all related
REO  Property  remaining  in the Trust at a price  (the  "Termination  Purchase
Price") equal to the sum of (a) 100% of the  Outstanding  Principal  Balance of
each  Mortgage  Loan in such Loan Group (other than a Mortgage  Loan related to
REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed  Monthly  Advances  on the  Mortgage  Loans  unpaid  to,  but  not including, the first day of the month of repurchase, (b) the appraised value of any related REO  Property,  less the good faith  estimate of the  Depositor  of liquidation  expenses to be incurred in  connection  with its disposal  thereof
(but not more than the Outstanding  Principal  Balance of the related  Mortgage
Loan,  together with interest at the applicable  Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase),  such appraisal to be calculated by an appraiser  mutually  agreed upon by the  Depositor  and the  Trustee at the expense of the  Depositor,  (c)
unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing  advances  and the  principal  portion  of any  unreimbursed  Monthly
Advances,  made on the Mortgage  Loans in such Loan Group prior to the exercise of such  repurchase  right and (d) any  unreimbursed  costs and expenses of the
Trustee and the Securities Administrator payable pursuant to Section 9.05;

            (ii)  the  later  of the  making  of the  final  payment  or  other liquidation,  or any advance with respect  thereto,  of the last Mortgage Loan, remaining in the Trust Fund or the  disposition  of all property  acquired with respect to any  Mortgage  Loan;  provided,  however,  that in the event that an advance has been made, but not yet recovered,  at the time of such termination,
the  Person   having   made  such   advance   shall  be  entitled  to  receive,
notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

            (iii) the payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

      (b) In no event, however,  shall the Trust created hereby continue beyond the  expiration  of 21  years  from  the  death  of the  last  survivor  of the descendants of Joseph P. Kennedy,  the late  Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

                                      150

      (c) (i) The right of EMC or its designee to  repurchase  Group I Mortgage
Loans and  related  assets  described  in Section  10.01(a)(i)  above  shall be exercisable only if the sum of (i) the aggregate  Stated  Principal  Balance of the related  Mortgage Loans in Loan Group I and (ii) the Pre-Funded  Amount for
the Loan Groups in Loan Group I at the time of any such repurchase is less than
20% of the sum of the Cut-off Date Balance.

           (ii)  The  right  of EMC or its  designee  to  repurchase  Group  II
 Mortgage  Loans and related  assets  described  in Section  10.01(a)(i)  above shall be  exercisable  only if the sum of (i) the aggregate  Stated  Principal
 Balance  of  the  related  Mortgage  Loans  in  Loan  Group  II and  (ii)  the
 Pre-Funded  Amount  for the Loan  Groups  in Loan  Group II at the time of any such repurchase is less than 10% of the sum of the Cut-off Date Balance.

           (iii)  The  right  of EMC or its  designee  to  repurchase  all  the assets of the Trust Fund described in Section  10.01(a)(i)  above shall also be exercisable  if the  Depositor,  based upon an Opinion of Counsel  addressed to the Depositor,  the Trustee and the  Sercurities  Administrator  has determined that  the  REMIC  status  of  any  2004-12  REMIC  has  been  lost  or  that  a
substantial   risk  exists  that  such  REMIC  status  will  be  lost  for  the then-current taxable year.

            (iv) At any time  thereafter,  in the case of (i) and (ii) or (iii)
above,  EMC may elect to terminate any 2004-12 REMIC at any time, and upon such election,  the Depositor or its  designee,  shall  purchase in accordance  with
Section 10.01(a)(i) above all the assets of the Trust Fund.

      (d)  The   Trustee   shall  give  notice  of  any   termination   to  the
Certificateholders,  with  a  copy  to  the  Master  Servicer,  the  Securities
Administrator and the Rating Agencies, upon which the Certificateholders  shall
surrender  their   Certificates  to  the  Trustee  for  payment  of  the  final distribution and cancellation. Such notice shall be given by letter, mailed not earlier  than the l5th day and not later  than the 25th day of the  month  next preceding  the month of such  final  distribution,  and shall  specify  (i) the
Distribution  Date upon which final  payment of the  Certificates  will be made upon  presentation  and  surrender  of the  Certificates  at the  office of the
Trustee therein designated, (ii) the amount of any such final payment and (iii)
that the Record Date  otherwise  applicable  to such  Distribution  Date is not applicable,  payments  being made only upon  presentation  and surrender of the
Certificates at the office of the Trustee therein specified.

      (e) If the option of EMC to  repurchase  or cause the  repurchase  of all
Group I Mortgage  Loans or the Group II Mortgage  Loans and the related  assets described in Section 10.01(c) above is exercised, EMC and/or its designee shall deliver to the Trustee for deposit in the Distribution Account, by the Business
Day  prior  to  the  applicable  Distribution  Date,  an  amount  equal  to the
Termination  Purchase  Price of the Mortgage  Loans being  repurchased  on such
Distribution Date. Upon presentation and surrender of the related  Certificates by the  related  Certificateholders,  the  Trustee  shall  distribute  to  such
Certificateholders  as directed by the Securities  Administrator  in writing an amount determined as follows: with respect to each such Certificate (other than the Class R Certificates),  the outstanding Certificate Principal Balance, plus with  respect to each such  Certificate  (other  than the Class  II-X-1,  Class
II-X-2  and  Class  R  Certificates),  one  month's  interest  thereon  at  the

                                      151

applicable Pass-Through Rate; and with respect to the Class R Certificates, the percentage  interest  evidenced thereby  multiplied by the difference,  if any, between the above  described  repurchase  price and the aggregate  amount to be distributed to the Holders of the related  Certificates (other than the Class R
Certificates).  If the  proceeds  with  respect  to the  Mortgage  Loans  being repurchased  are not sufficient to pay all of the related  Certificates in full
(other than the Class R Certificates), any such deficiency will be allocated in the case of a repurchase of the Group I Mortgage Loans, first, to the Class I-B
Certificates,  in inverse order of their numerical designation,  second, to the
Class I-M Certificates,  in inverse order of their numerical  designation,  and then to the related Group I Senior  Certificates,  on a pro rata basis,  and in the case of a repurchase of the Group II Mortgage  Loans,  first,  to the Class
II-B Certificates, in inverse order of their numerical designation, and then to the related Group II Senior Certificates,  on a pro rata basis. Upon deposit of the required  repurchase price and following such final  Distribution  Date for the related  Certificates,  the Trustee  shall  release  promptly (or cause the
Custodian to release) to EMC and/or its  designee  the  Mortgage  Files for the remaining  applicable  Mortgage  Loans,  and the Accounts with respect  thereto shall  terminate,  subject  to the  Trustee's  obligation  to hold any  amounts payable to the related  Certificateholders  in trust without  interest  pending final  distributions  pursuant to Section 10.01(g).  After final  distributions pursuant  to Section  10.01(g)  to all  Certificateholders,  any other  amounts remaining in the Accounts will belong to the Depositor.

      (f) In the  event  that this  Agreement  is  terminated  by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Section  10.01(a)(ii)  above,
the  Master   Servicer  shall  deliver  to  the  Trustee  for  deposit  in  the
Distribution Account all distributable amounts remaining in the Master Servicer
Collection  Account.  Upon the presentation and surrender of the  Certificates, the Trustee shall distribute to the remaining  Certificateholders,  pursuant to the written  direction of the Securities  Administrator  and in accordance with
their  respective  interests,   all  distributable  amounts  remaining  in  the
Distribution Account. Upon deposit by the Master Servicer of such distributable amounts,  and following such final Distribution Date, the Trustee shall release promptly to the Depositor or its designee the Mortgage  Files for the remaining
Mortgage Loans, and the Master Servicer Collection Account and the Distribution
Account  shall  terminate,  subject  to the  Trustee's  obligation  to hold any amounts payable to the  Certificateholders  in trust without  interest  pending final distributions pursuant to this Section 10.01(f).

      (g)  If  not  all  of  the   Certificateholders   shall  surrender  their
Certificates for cancellation within six months after the time specified in the above-mentioned  written notice, the Trustee shall give a second written notice to  the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation and receive the final distribution with respect thereto. If within six months after the second notice,  not all the  Certificates  shall have been surrendered  for  cancellation,  the Trustee  may take  appropriate  steps,  or appoint  any  agent  to  take  appropriate  steps,  to  contact  the  remaining
Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                                      152

      Section 10.02 Additional Termination  Requirements.  (a) If the option of the Depositor to repurchase  all the Mortgage  Loans under Section  10.01(a)(i)
above is  exercised,  the Trust Fund and each 2004-12 REMIC shall be terminated in accordance with the following  additional  requirements,  unless the Trustee has been furnished  with an Opinion of Counsel  addressed to the Trustee to the effect that the failure of the Trust to comply  with the  requirements  of this
Section  10.02 will not (i) result in the  imposition  of taxes on  "prohibited transactions"  as defined in Section 860F of the Code on each 2004-12  REMIC or
(ii) cause any 2004-12  REMIC to fail to qualify as a 2004-12 REMIC at any time that any Regular Certificates are outstanding:

            (i) within 90 days  prior to the final  Distribution  Date,  at the written direction of Depositor,  the Trustee, as agent for the respective
      Tax Matters Persons,  shall adopt a plan of complete  liquidation of each
      2004-12  REMIC in the case of a termination  under  Section  10.01(a)(i).
      Such plan,  which shall be provided  to the Trustee by  Depositor,  shall meet the requirements of a "qualified  liquidation" under Section 860F of the Code and any regulations thereunder.

            (ii) the Depositor shall notify the Trustee at the  commencement of such 90-day  liquidation period and, at or prior to the time of making of the  final  payment  on the  Certificates,  the  Trustee  shall  sell  or otherwise  dispose  of all of the  remaining  assets of the Trust Fund in accordance with the terms hereof; and

            (iii) at or after the time of  adoption  of such a plan of complete
      liquidation   of  any  2004-12  REMIC  and  at  or  prior  to  the  final
      Distribution  Date,  the Trustee shall sell for cash all of the assets of the  Trust to or at the  direction  of the  Depositor,  and each  2004-12
      REMIC, shall terminate at such time.

      (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of  complete  liquidation  of the related
2004-12  REMIC  upon the  written  request of the  Depositor,  and to take such action in connection  therewith as may be reasonably requested by the Depositor and (ii) appoint the  Depositor as their  attorney-in-fact,  with full power of substitution, for purposes of adopting such a plan of complete liquidation. The
Trustee  shall  adopt  such  plan of  liquidation  by  filing  the  appropriate statement  on the  final  tax  return  of each  2004-12  REMIC.  Upon  complete liquidation or final  distribution  of all of the assets of the Trust Fund, the
Trust Fund and each 2004-12 REMIC shall terminate.

                                      153

                                  ARTICLE XI
                            Miscellaneous Provisions

      Section  11.01  Intent of Parties.  The parties  intend that each 2004-12
REMIC shall be treated as a REMIC for federal  income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.
Notwithstanding  any other express or implied  agreement to the  contrary,  the
Seller, the Master Servicer, the Securities  Administrator,  the Depositor, the
Trustee,  each  recipient  of the  related  Prospectus  Supplement  and, by its acceptance thereof, each holder of a Certificate,  agrees and acknowledges that
each  party  hereto  has  agreed  that  each  of  them  and  their   employees,
representatives and other agents may disclose, immediately upon commencement of discussions,  to any and all persons the tax treatment and tax structure of the
Certificates and the 2004-12 REMICs, the transactions  described herein and all materials  of any kind  (including  opinions and other tax  analyses)  that are provided to any of them relating to such tax treatment and tax structure except where  confidentiality  is reasonably  necessary to comply with the  securities laws of any applicable jurisdiction.  For purposes of this paragraph, the terms
"tax  treatment"  and "tax  structure"  have the meanings set forth in Treasury
Regulation Sections 1.6011-4(c), 301.6111-2(c) and 301.6112-1(d).

      Section 11.02 Amendment.

      (a) This  Agreement may be amended from time to time by the Company,  the
Depositor,  the Master Servicer, the Securities  Administrator and the Trustee,
without notice to or the consent of any of the Certificateholders,  to (i) cure any ambiguity,  (ii) correct or supplement  any  provisions  herein that may be defective or inconsistent with any other provisions  herein,  (iii) conform any provisions  herein to the  provisions in the  Prospectus,  (iv) comply with any changes in the Code or (v) make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement;  provided,  however, that with respect to clauses
(iv) and (v) of this Section  11.02(a),  such action shall not, as evidenced by an Opinion of Independent Counsel,  addressed to the Trustee,  adversely affect in any material respect the interests of any Certificateholder.

      (b) This  Agreement may also be amended from time to time by the Company, the Master  Servicer,  the  Depositor,  the  Securities  Administrator  and the
Trustee, with the consent of the Holders of Certificates  evidencing Fractional
Undivided  Interests  aggregating not less than 51% of the Trust Fund or of the applicable  Class or  Classes,  if such  amendment  affects  only such Class or
Classes,  for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this Agreement or of modifying in any manner the rights of the  Certificateholders;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any
Certificate without the consent of the Holder of such Certificate,  (ii) reduce the aforesaid  percentage of Certificates  the Holders of which are required to consent  to any such  amendment,  without  the  consent  of the  Holders of all
Certificates  then  outstanding,  or (iii) cause any  2004-12  REMIC to fail to qualify as a REMIC for federal income tax purposes,  as evidenced by an Opinion of Independent  Counsel addressed to the Trustee which shall be provided to the
Trustee  other  than  at  the  Trustee's  expense.  Notwithstanding  any  other provision  of this  Agreement,  for  purposes of the giving or  withholding  of consents pursuant to this Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator,  the
Master Servicer,  or the Trustee or any Affiliate  thereof shall be entitled to vote their  Fractional  Undivided  Interests with respect to matters  affecting such Certificates.

                                      154

      (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such  amendment or written  notification  of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

      (d) In the case of an amendment  under Section  11.02(b)  above, it shall not be necessary for the  Certificateholders  to approve the particular form of such an amendment.  Rather,  it shall be  sufficient if the  Certificateholders approve the substance of the  amendment.  The manner of obtaining such consents
and  of   evidencing   the   authorization   of  the   execution   thereof   by
Certificateholders  shall be  subject  to such  reasonable  regulations  as the
Trustee may prescribe.

      (e)  Prior to the  execution  of any  amendment  to this  Agreement,  the
Trustee  shall be  entitled  to  receive  and rely upon an  Opinion  of Counsel addressed  to the Trustee  stating  that the  execution  of such  amendment  is authorized  or  permitted  by this  Agreement.  The Trustee and the  Securities
Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the  Securities  Administrator's  own respective rights, duties or immunities under this Agreement.

      Section  11.03  Recordation  of  Agreement.  To the extent  permitted  by applicable  law, this Agreement is subject to  recordation  in all  appropriate public  offices  for  real  property  records  in all  the  counties  or  other comparable  jurisdictions  in which any or all of the Mortgaged  Properties are situated,  and in any other  appropriate  public recording office or elsewhere.
The Depositor shall effect such  recordation,  at the expense of the Trust upon the request in writing of a  Certificateholder,  but only if such  direction is accompanied  by  an  Opinion  of  Counsel  (provided  at  the  expense  of  the
Certificateholder  requesting  recordation) to the effect that such recordation
would   materially   and    beneficially    affect   the   interests   of   the
Certificateholders or is required by law.

      Section 11.04 Limitation on Rights of Certificateholders.

      (a) The death or incapacity of any Certificateholder  shall not terminate this  Agreement  or the  Trust,  nor  entitle  such  Certificateholder's  legal representatives  or  heirs  to claim an  accounting  or to take any  action  or proceeding  in any  court for a  partition  or  winding  up of the  Trust,  nor otherwise affect the rights,  obligations and liabilities of the parties hereto or any of them.

      (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner  otherwise  control the operation and  management of the Trust,  or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the Certificates, be  construed so as to establish  the  Certificateholders  from time to time as partners  or members of an  association;  nor shall any  Certificateholders  be under any  liability  to any third  Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                                      155

      (c) No Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or proceeding in equity or at law upon,  under or with respect to this Agreement  against the Depositor,  the
Securities  Administrator,  the Master  Servicer or any  successor  to any such parties unless (i) such  Certificateholder  previously  shall have given to the
Trustee a written notice of a continuing default, as herein provided,  (ii) the
Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made  written  request  upon the
Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may  require  against the costs and  expenses  and  liabilities  to be incurred therein or  thereby,  and (iii) the  Trustee,  for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

      (d) No one or more  Certificateholders  shall have any right by virtue of
any   provision   of  this   Agreement  to  affect  the  rights  of  any  other
Certificateholders  or to obtain or seek to obtain  priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner  herein  provided  and for the equal,  ratable  and common benefit of all  Certificateholders.  For the protection and  enforcement of the provisions  of this Section  11.04,  each and every  Certificateholder  and the
Trustee  shall be entitled  to such relief as can be given  either at law or in equity.

      Section 11.05 Acts of Certificateholders.

      (a) Any  request,  demand,  authorization,  direction,  notice,  consent, waiver  or other  action  provided  by this  Agreement  to be given or taken by
Certificateholders  may be embodied in and evidenced by one or more instruments of substantially  similar tenor signed by such  Certificateholders in person or by an agent duly  appointed in writing.  Except as herein  otherwise  expressly
provided,   such  action  shall  become   effective  when  such  instrument  or
instruments  are delivered to the Trustee and, where it is expressly  required, to the  Depositor.  Proof of execution of any such  instrument  or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

      (b) The  fact  and  date  of the  execution  by any  Person  of any  such instrument  or  writing  may be proved by the  affidavit  of a witness  of such execution or by a certificate of a notary public or other officer authorized by law to take  acknowledgments  of deeds,  certifying that the individual signing such  instrument or writing  acknowledged to him the execution  thereof.  Where such  execution  is by a signer  acting  in a  capacity  other  than his or her individual  capacity,  such  certificate  or  affidavit  shall also  constitute sufficient proof of his or her authority. The fact and date of the execution of any such  instrument or writing,  or the authority of the individual  executing the  same,  may also be  proved in any other  manner  which the  Trustee  deems sufficient.

                                      156

      (c) The  ownership  of  Certificates  (notwithstanding  any  notation  of ownership  or other  writing on such  Certificates,  except an  endorsement  in accordance with Section 5.02 made on a Certificate presented in accordance with
Section  5.04)  shall be proved by the  Certificate  Register,  and neither the
Trustee, the Securities  Administrator,  the Depositor, the Master Servicer nor
any  successor  to any such  parties  shall be  affected  by any  notice to the contrary.

      (d) Any  request,  demand,  authorization,  direction,  notice,  consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate  issued upon the  registration of transfer or exchange  thereof,  if applicable,  or in lieu thereof  with respect to anything  done,  omitted or suffered to be done by the
Trustee, the Securities  Administrator,  the Depositor,  the Master Servicer or
any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

      (e) In  determining  whether the Holders of the  requisite  percentage of
Certificates  evidencing Fractional Undivided Interests have given any request,
demand,   authorization,   direction,  notice,  consent  or  waiver  hereunder,
Certificates owned by the Trustee, the Securities Administrator, the Depositor,
the Master Servicer or any Affiliate  thereof shall be  disregarded,  except as otherwise provided in Section 11.02(b) and except that, in determining  whether the  Trustee  shall be  protected  in relying  upon any such  request,  demand, authorization,  direction, notice, consent or waiver, only Certificates which a
Responsible  Officer of the Trustee  actually  knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the  Securities  Administrator,  the  Depositor,  the  Master  Servicer  or any
Affiliate thereof may be regarded as outstanding if the pledgor  establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such
Certificates  and that the  pledgor is not an  Affiliate  of the  Trustee,  the
Securities  Administrator,  the Depositor,  or the Master Servicer, as the case may be.

      Section 11.06 Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE
CONSTRUED  IN  ACCORDANCE  WITH  THE  LAWS OF THE  STATE  OF NEW  YORK  WITHOUT
REFERENCE  TO ITS  CONFLICT  OF LAWS RULES  (OTHER THAN  SECTION  5-1401 OF THE
GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES HERETO  EXPRESSLY RELY UPON IN THE
CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS,  RIGHTS
AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE  WITH
SUCH LAWS.

      Section  11.07  Notices.  All demands and notices  hereunder  shall be in writing and shall be deemed  given when  delivered  at  (including  delivery by facsimile) or mailed by registered  mail,  return  receipt  requested,  postage prepaid,  or by  recognized  overnight  courier,  to  (i) in  the  case  of the
Depositor,  383  Madison  Avenue,  New York,  New York 10179,  Attention:  Vice
President-Servicing,  telecopier  number:  (212)  272-5591,  or to  such  other address as may hereafter be furnished to the other  parties  hereto in writing;
(ii) in the case of the Trustee,  at its Corporate Trust Office,  or such other address as may hereafter be furnished to the other  parties  hereto in writing;
(iii) in the case of the Company, 383 Madison Avenue, New York, New York 10179,
Attention: Vice  President-Servicing,  telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing;  (iv) in the case of the Master Servicer or Securities  Administrator,

                                      157

Wells Fargo Bank,  National  Association,  P.O. Box 98, Columbia Maryland 21046
(or, in the case of overnight  deliveries,  9062 Old Annapolis Road,  Columbia,
Maryland  21045)  (Attention:  Corporate  Trust  Services  -  BSALTA  2004-12),
facsimile  no.:  (410)  715-2380,  or such other  address as may  hereafter  be furnished  to the other  parties  hereto in writing;  or (v) in the case of the
Rating Agencies,  Moody's Investors Service,  Inc., 99 Church Street, New York,
New York  10007 and  Standard  &  Poor's,  a  division  of The  McGraw-Hill
Companies,  Inc.,  55 Water  Street,  New  York,  New York  10041.  Any  notice delivered to the Depositor,  the Master Servicer, the Securities  Administrator
or the Trustee under this Agreement  shall be effective only upon receipt.  Any notice  required  or  permitted  to be  mailed to a  Certificateholder,  unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such  Certificateholder as shown in the Certificate Register.
Any notice so mailed  within the time  prescribed  in this  Agreement  shall be conclusively  presumed to have been duly given when mailed,  whether or not the
Certificateholder receives such notice.

      Section  11.08  Severability  of  Provisions.  If any  one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements,  provisions or terms  shall be  deemed  severed  from  the  remaining  covenants,  agreements, provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of  the
Certificates or the rights of the holders thereof.

      Section 11.09  Successors  and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

      Section  11.10  Article  and  Section  Headings.  The article and section headings  herein are for  convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 11.11 Counterparts. This Agreement may be executed in two or more counterparts  each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

      Section 11.12 Notice to Rating Agencies. The article and section headings herein  are for  convenience  of  reference  only,  and  shall not  limited  or otherwise affect the meaning hereof.  The Trustee shall promptly provide notice to  each  Rating  Agency  with  respect  to each of the  following  of  which a
Responsible Officer of the Trustee has actual knowledge:

      1.   Any material  change or amendment to this Agreement or the Servicing
Agreements;

      2.   The occurrence of any Event of Default that has not been cured;

      3.   The resignation or termination of the Master  Servicer,  the Trustee or the Securities Administrator;

      4.   The repurchase or substitution of Mortgage Loans;

      5.   The final payment to Certificateholders; and

      6.   Any  change  in the  location  of  the  Master  Servicer  Collection
Account or the Distribution Account.

                                      158

      IN WITNESS WHEREOF, the Depositor,  the Trustee, the Master Servicer and
the  Securities  Administrator  have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC., as Depositor

                                          By:  /s/ Baron Silverstein
                                          Name:  Baron Silverstein
                                          Title:  Senior Managing Director

                                          JPMORGAN CHASE BANK, N.A., as
                                          Trustee

                                          By:    /s/ Pei Huang
                                          Name:  Pei Huang
                                          Title: Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Master Servicer

                                          By:    /s/ Stacey Taylor
                                          Name:  Stacey Taylor
                                          Title: Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Securities
                                          Administrator

                                          By:    /s/ Stacey Taylor
                                          Name:  Stacey Taylor
                                          Title: Assistant Vice President

                                          EMC MORTGAGE CORPORATION

                                          By:     /s/ Sue Stepanek
                                          Name:   Sue Stepanek
                                          Title:  Executive Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Seller

EMC MORTGAGE CORPORATION

By:     /s/ Dana Dillard
Name:   Dana Dillard
Title:  Executive Vice President

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

      On the 30th day of November,  2004 before me, a notary public in and for said State,  personally  appeared Baron Silverstein,  known to me to be a Vice
President of Structured  Asset Mortgage  Investments II Inc., the  corporation that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Michelle Sterling
                                          Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

      On the 30th day of November,  2004 before me, a notary public in and for said State,  personally appeared Pei Yan Huang, known to me to be an Assistant
Vice  President of JPMorgan  Chase Bank,  N.A.,  the entity that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said entity,  and  acknowledged  to me that such entity executed the within instrument.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Rosita Walters
                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of November,  2004 before me, a notary public in and for said State,  personally appeared Stacey Taylor, known to me to be an Assistant
Vice  President  of Wells Fargo Bank,  National  Association,  the entity that executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said entity,  and acknowledged to me that such entity executed the within instrument.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Peter A. Gobell
                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of November,  2004 before me, a notary public in and for said State,  personally appeared Stacey Taylor, known to me to be an Assistant
Vice  President  of Wells Fargo Bank,  National  Association,  the entity that executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said entity,  and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Peter A. Gobell
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of November,  2004 before me, a notary public in and for said State,  personally  appeared  Sue  Stepanek,  known to me to be Executive
Vice President of EMC Mortgage Corporation,  the corporation that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Deborah Anderson
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of November,  2004 before me, a notary public in and for said State,  personally  appeared  Dana  Dillard,  known to me to be Executive
Vice President of EMC Mortgage Corporation,  the corporation that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Deborah M. Anderson
                                          Notary Public

                                                                     APPENDIX 1

Class Y Principal Reduction Amounts:  For any Distribution Date the amounts by which the principal balances of the Class Y-1, Class Y-2, Class Y-3 and
Class Y-4 Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group II-1, Group II-2, Group II-3 and Group II-4 determine the weighted average of the Net Rates for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the
"Group Interest Rate").  The Principal Reduction Amount for each of the Class
Y Certificates will be determined pursuant to the "Generic solution for the
Class Y Principal Reduction Amounts" set forth below (the "Generic Solution")
by making identifications among the actual Groups and their related Class Y and Class Z Certificates and Group Interest Rates and the Groups named in the
Generic Solution and their related Class Y and Class Z Certificates as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and
Class ZAA Certificates.  The Group Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest
Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

B. Determine which Group has the second lowest Group Interest Rate.  That
Group will be identified with Group BB and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class BB and Class ZBB Certificates.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That
Group will be identified with Group CC and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YCC and Class ZCC Certificates.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That
Group will be identified with Group DD and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YDD and Class ZDD Certificates.  The Group Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

                                      I-1

Second, apply the Generic Solution set forth below to determine the Class Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

      Generic  Solution for the Class Y Principal  Reduction  Amounts:  For any
Distribution  Date,  the amounts by which the Class  Principal  Balances of the
Class YAA, Class YBB, Class YCC and Class YDD Regular Interests,  respectively, will be reduced on such  Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

PAAB    = the Subordinate Balance for Group AA after the allocation of Realized
          Losses and distributions of principal on such Distribution Date.

PBBB    = the  Subordinate  Balance  for  Group BB after  the  allocation  of
          Realized Losses and  distributions of principal on such  Distribution
          Date.

PCCB    = the Subordinate Balance for Group CC after the allocation of Realized
          Losses and distributions of principal on such Distribution Date.

PDDB    = the Subordinate Balance for Group DD after the allocation of Realized
          Losses and distributions of principal on such Distribution Date.

R       = the Pass-Through Rate on the Subordinate Certificates
        = (J%PAAB + K%PBBB + L%PCCB + M%PDDB)/( PAAB + PBBB + PCCB + PDDB)

R1      = the weighted average of the Pass-Through Rates on the Group AA, Group
          BB and Group CC REMIC III Regular Interests
        = (J%(Pjj   -   ΔPjj)   +  K%(Pkk  -   ΔPkk)   +  M%(Pll  -
          ΔPll))/(Pjj - ΔPjj + Pkk - ΔPkk + Pll - ΔPll)

R2      = the weighted average of the Pass-Through Rates on the Group BB, Group
          CC and Group DD REMIC III Regular Interests
        = (K%(Pkk   -   ΔPkk)   +  L%(Pll  -   ΔPll)   +  M%(Pmm  -
          ΔPmm))/(Pkk - ΔPkk + Pll - ΔPll + Pmm - ΔPmm)

R3      = the weighted  average of the  Pass-Through  Rates on the Group AA and
          Group BB REMIC III Regular Interests0 = (J%(Pjj - ΔPjj) + K%(Pkk
          - ΔPkk))/(Pjj - ΔPjj + Pkk - ΔPkk)

R4      = the weighted  average of the  Pass-Through  Rates on the Group CC and
          Group DD REMIC III Regular Interests
        = (L%(Pll - ΔPll) + M%(Pmm -  ΔPmm))/(Pll - ΔPll + Pmm -
          ΔPmm)

r1      = the  weighted  average  of the  Class  YAA,  Class  YBB and Class YCC
          Pass-Through Rates
        = (J% Yjj + K% Ykk + L% Yll)/(Yjj + Ykk + Yll)

                                      I-2

r2      = the  weighted  average  of the  Class  YBB,  Class  YCC and Class YDD
          Pass-Through Rates = (K% Ykk + L% Yll + M% Ymm)/(Ykk + Yll + Ymm)

r3      = the  weighted  average  of the Class  YAA and Class YBB  Pass-Through
          Rates = (J% Yjj + K% Ykk)/(Yjj + Ykk)

r4      = the  weighted  average  of the Class  YCC and Class YDD  Pass-Through
          Rates

        = (L% Yll + M% Ymm)/(Yll + Ymm)

Yjj     = the  principal  balance  of the Class  YAA  Regular  Interests  after distributions on the prior Distribution Date.

Ykk     = the  principal  balance  of the Class  YBB  Regular  Interests  after distributions on the prior Distribution Date.

Yll     = the  principal  balance  of the Class  YCC  Regular  Interests  after distributions on the prior Distribution Date.

Ymm     = the  principal  balance  of the Class  YDD  Regular  Interests  after distributions on the prior Distribution Date.

ΔYjj = the Class YAA Principal Reduction Amount.

ΔYkk = the Class YBB Principal Reduction Amount.

ΔYll = the Class YCC Principal Reduction Amount.

ΔYmm = the Class YDD Principal Reduction Amount.

Pjj     = the  aggregate  principal  balance  of the  Class  YAA and  Class ZAA
          Regular Interests after distributions on the prior Distribution Date, which is equal to the  aggregate  principal  balance  of the Group AA
          Loans  reduced  by the  portion,  if any,  of the  Principal  Balance derived  from  Group AA Loans of any Class P-M  Regular  Interest  or
          Component I of the Class R Certificate.

Pkk     = the  aggregate  principal  balance  of the  Class  YBB and  Class ZBB
          Regular Interests after distributions on the prior Distribution Date, which is equal to the  aggregate  principal  balance  of the Group BB
          Loans  reduced  by the  portion,  if any,  of the  Principal  Balance derived  from  Group BB Loans of any Class P-M  Regular  Interest  or
          Component I of the Class R Certificate.

Pll     = the  aggregate  principal  balance  of the  Class  YCC and  Class ZCC
          Regular Interests after distributions on the prior Distribution Date, which is equal to the  aggregate  principal  balance  of the Group CC
          Loans  reduced  by the  portion,  if any,  of the  Principal  Balance derived  from  Group CC Loans of any Class P-M  Regular  Interest  or
          Component I of the Class R-I Certificate.

Pmm     = the  aggregate  principal  balance  of the  Class  YDD and  Class ZDD
          Regular Interests after distributions on the prior Distribution Date, which is equal to the  aggregate  principal  balance  of the Group DD
          Loans  reduced  by the  portion,  if any,  of the  Principal  Balance derived  from  Group DD Loans of any Class P-M  Regular  Interest  or
          Component I of the Class R Certificate.

ΔPjj = the aggregate principal reduction resulting on such Distribution Date on  the  Group  AA  Loans  as a  result  of  principal  distributions
          (exclusive of any amounts  distributed  pursuant to clauses (e)(i) or
          (e)(ii) of the definition of REMIC I Distribution  Amount) to be made and  realized  losses  to be  allocated  on such  Distribution  Date, reduced by the portion,  if any, of such  reduction  allocable to any
          Class P-M Regular Interest or Component I of the Class R Certificate,
          which  is equal to the  aggregate  of the  Class  YAA and  Class  ZAA
          Principal Reduction Amounts.

ΔPkk = the aggregate  principal  reduction  resulting on such Distribution
          Date on the  Group BB Loans as a result  of  principal  distributions
          (exclusive of any amounts  distributed  pursuant to clauses (e)(i) or
          (e)(ii) of the definition of REMIC I Distribution  Amount) to be made and  realized  losses  to be  allocated  on such  Distribution  Date, reduced by the portion,  if any, of such  reduction  allocable to any
          Class P-M Regular Interest or Component I of the Class R Certificate,
          which  is equal to the  aggregate  of the  Class  YBB and  Class  ZBB
          Principal Reduction Amounts.

ΔPll = the aggregate principal reduction resulting on such Distribution
      Date on the Group CC Loans as a result of principal distributions
      (exclusive of any amounts distributed pursuant to clauses (e)(i) or
      (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Class P-M Regular
      Interest or Component I of the Class R Certificate, which is equal to the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.

                                      I-3

ΔPmm = the aggregate principal reduction resulting on such Distribution
      Date on the Group DD Loans as a result of principal distributions
      (exclusive of any amounts distributed pursuant to clauses (e)(i) or
      (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Class P-M Regular
      Interest or Component I of the Class R Certificate, which is equal to the aggregate of the Class YDD and Class ZDD Principal Reduction Amounts.

α = .0005

γ1 = (R - R1)/(M% - R). If R=>L%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 = (R - J%)/(R2 - R). If R<K%, γ2 is a non-negative number.

γ3 = (R - R3)/(R4 - R). If K%<=R<=L%, γ3 is a non-negative number unless its denominator is zero, in which case it is undefined.

If γ1 is undefined, ΔYjj = Yjj, ΔYkk = Ykk, ΔYll = Yll, and
ΔYmm = (Ymm/Pmm)ΔPmm.

If γ2 is zero, ΔYjj = (Yjj/Pjj)ΔPjj,  ΔYkk = Ykk, ΔYll
= Yll and ΔYmm = Ymm.

If  K%<=R<=L%  and  γ3 is  undefined,  ΔYjj  = Yjj,  ΔYkk = Ykk,
ΔYmm = Ymm, and ΔYll = (Yll/Pll)ΔPll.

If K%<=R<=L% and γ3 is zero, ΔYkk =  (Ykk/Pkk)ΔPkk,  ΔYjj =
Yjj, ΔYll = Yll and ΔYmm = Ymm.

In the  remaining  situations,  ΔYjj,  ΔYkk,  ΔYll and ΔYmm
shall be defined as follows:

I. If R=>L%, make the following additional definitions:

δYjj = 0, if R1< r1;
          (R1- r1)( Yjj + Ykk +  Yll)Yjj/((R1  - J%)Yjj + (R1 - K%)Ykk),  if R1
          > r1 and  R1=>K%;  and (R1- r1)( Yjj + Ykk + Yll)/(R1 - J%), if
          R1 > r1 and R1<K%;

δYkk = 0, if R1 < r1 and R1= > K%;
          (R1-  r1)( Yjj + Ykk +  Yll)Ykk/((R1  - K%)Ykk  + (R1 -  L%)Yll),  if
          R1< r1 and R1<K%; (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - J%)Yjj +
          (R1 - K%)Ykk), if R1 > r1 and R1 > K%; and 0, if R1 > r1 and
          R1<K%; and

δYll = (R1- r1)( Yjj + Ykk + Yll)/(R1 - L%), if R1 < r1 and R1 > K%;
          (R1-  r1)( Yjj + Ykk +  Yll)Yll/((R1  - K%)Ykk  + (R1 -  L%)Yll),  if
          R1< r1 and R1<K%; and 0, if R1 > r1.

δY1, δYkk, and δYll are numbers between Yjj and 0, Ykk and 0, and Yll and 0, respectively, such that
          (J%(Yjj   -   δYjj)   +  K%(  Ykk.-   δYkk)   +  L%(  Yll.-
          δYll))/(Yjj  - δYjj + Ykk.- δYkk + Yll.-  δYll) =
          R1.

Y5 =  Yjj - δYjj + Ykk.- δYkk + Yll.- δYll

P5 =  Pjj + Pkk + Pll.

ΔP5 = ΔPjj + ΔPkk + ΔPll.

AY5 = AYjj - δYjj + AYkk.- δYkk + AYll.- δYll

                                      I-5

1. If Ymm - α(Pmm - ΔPmm) > 0, Y5- α(P5 - ΔP5) > 0,
   and γ1(P5 - ΔP5) < (Pmm - ΔPmm), ΔYmm = Ymm -
   αγ1(P5 - ΔP5) and ΔY5 = Y5 - α(P5 -
   ΔP5).

2. If Ymm - α(Pmm - ΔPmm) > 0,
   Y5 - α(P5 - ΔP5) > 0, and γ1(P5 - ΔP5) > (Pmm -
   ΔPmm), ΔYmm = Ymm - α(Pmm - ΔPmm) and ΔY5 = Y5
   - (α/γ1)(Pmm - ΔPmm).

3. If Ymm - α(Pmm - ΔPmm) < 0, Y5 - α(P5 - ΔP5) > 0,
   and
   Y5 - α(P5 - ΔP5) > Y5 - (Ymm/γ1), ΔYmm = Ymm -
   αγ1(P5 - ΔP5) and ΔY5 = Y5 - α(P5 -
   ΔP5).

4. If Ymm - α(Pmm - ΔPmm) < 0, Y5 - (Ymm/γ1) > 0, and
   Y5 - α(P5 - ΔP5) < Y5 - (Ymm/γ1), ΔYmm = 0 and
   ΔY5 = Y5 - (Ymm/γ1).

5. If Y5 - α(P5 - ΔP5) < 0, Y5 - (Ymm/γ1) < 0, and Ymm -
   α(Pmm - ΔPmm) < Ymm - (γ1Y5), ΔYmm = Ymm -
   (γ1Y5) and ΔY5 = 0.

6. If Y5 - α(P5 - ΔP5) < 0, Ymm - α(Pmm - ΔPmm) > 0,
   and Ymm - α(Pmm - ΔPmm) > Ymm - (γ1Y5), ΔYmm = Ymm
   - α(Pmm - ΔPmm) and ΔY5 = Y5 - (α/γ1)(Pmm -
   ΔPmm).

AYjj  = δYjj + [(Yjj - δYjj)/(Yjj - δYjj + Ykk - δYkk +
      Yll - δYll)] AY5

AYkk  = δYkk + [(Ykk - δYkk)/(Yjj - δYjj + Ykk - δYkk +
      Yll - δYll)]AY5

AYll  = δYll + [(Yll - δYll)/(Yjj - δYjj + Ykk - δYkk +
      Yll - δYll)]AY5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of Ymm to Y5 equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA,
      Class YBB, Class YCC, Class YDD, Class ZAA, Class ZBB, Class ZCC and
      Class ZDD Regular Interests is greater than or equal to zero for such
      Distribution Date;

   2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
      Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances, the Class YBB Principal Balance
      less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
      Principal Balances and the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances in
      each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

   3. Making the larger of (a) the fraction whose numerator is Ymm and whose denominator is the sum of Ymm and Class ZDD Principal Balance and (b) the
      fraction whose numerator is Y5 and whose denominator is the sum of Y5, the Class ZAA Principal Balance, the Class ZBB Principal Balance and the
      Class ZCC Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Group remaining after the allocation of such Realized Losses to the related Class P-M Regular
Interest (if any) and (b) the remainder of the portion of the REMIC I Available
Distribution Amount derived from the related Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class
P-M Regular Interest (if any), (ii) to the related Class X-M Regular Interests and (iii) in respect of interest on the related Class Y and Class Z Regular
Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY5 among AYjj, AYkk and AYll cannot be achieved because either
AYjj as so defined is greater than APjj, AYkk as so defined is greater than
APkk or AYll as so defined is greater than APll, such an allocation shall be made as close as possible to the formula allocation within the requirement that
AYjj < APjj, AYkk < APkk and AYll < APll.

II. If R<K%, make the following additional definitions:

δYkk = 0, if R2 < r2;
          (R2-  r2)( Ykk + Yll +  Ymm)Ykk/((R2  - K%)Ykk  + (R2 -  L%)Yll),  if
          R2> r2 and R2>L%;  and (R2- r2)( Ykk + Yll + Ymm)/(R2 - K%), if
          R2> r2 and R2<L%;

δYll = 0, if R2 < r2 and R2 > L%;
          (R2-  r2)( Ykk + Yll +  Ymm)Yll/((R2  - L%)Yll  + (R2 -  M%)Ymm),  if
          R2< r2 and R2<L%; (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - K%)Ykk +
          (R2 - L%)Yll),  if R2>  r2 and R2>L%;  and 0, if R2>  r2 and
          R2<L%; and

δYmm = (R2- r2)( Ykk + Yll + Ymm)/(R2 - M%), if R2 < r2 and R2>L%;
          (R2-  r2)( Ykk + Yll +  Ymm)Ymm/((R2  - L%)Yll  + (R2 -  M%)Ymm),  if
          R2< r2 and R2<L%; and 0, if R2> r2.

δYkk,  δYll,  and δYmm are numbers between Ykk and 0, Yll and 0, and Ymm and 0, respectively, such that
          (K%(Ykk   -   δYkk)   +  L%(  Yll.-   δYll)   +  M%(  Ymm.-
          δYmm))/(Ykk  - δYkk + Yll.- δYll + Ymm.-  δYmm) =
          R2.

Y6 = Ykk - δYkk + Yll.- δYll + Ymm.- δYmm

                                      I-7

P6 = Pkk + Pll + Pmm.

ΔP6 = ΔPkk + ΔPll + ΔPmm.

AY6 = AYkk - δYkk + AYll.- δYll + AYmm.- δYmm

1. If Y6 - α(P6 - ΔP6) > 0, Yjj- α(Pjj - ΔPjj) > 0,
   and γ2(Pjj - ΔPjj) < (P6 - ΔP6), ΔY6 = Y6 -
   αγ2(Pjj - ΔPjj) and ΔYjj = Yjj - α(Pjj -
   ΔPjj).

2. If Y6 - α(P6 - ΔP6) > 0, Yjj - α(Pjj - ΔPjj) > 0,
   and γ2(Pjj - ΔPjj) > (P6 - ΔP6), ΔY6 = Y6 -
   α(P6 - ΔP6) and ΔYjj = Yjj - (α/γ2)(P6 -
   ΔP6).

3. If Y6 - α(P6 - ΔP6) < 0, Yjj - α(Pjj - ΔPjj) > 0,
   and
   Yjj - α(Pjj - ΔPjj) > Yjj - (Y6/γ2), ΔY6 = Y6 -
   αγ2(Pjj - ΔPjj) and ΔYjj = Yjj - α(Pjj -
   ΔPjj).

4. If Y6 - α(P6 - ΔP6) < 0, Yjj - (Y6/γ2) > 0, and Yjj -
   α(Pjj - ΔPjj) < Yjj - (Y6/γ2), ΔY6 = 0 and
   ΔYjj = Yjj - (Y6/γ2).

5. If Yjj - α(Pjj - ΔPjj) < 0, Yjj - (Y6/γ2) < 0, and Y6 -
   α(P6 - ΔP6) < Y6 - (γ2Yjj), ΔY6 = Y6 -
   (γ2Yjj) and ΔYjj = 0.

6. If Yjj - α(Pjj - ΔPjj) < 0, Y6 - α(P6 - ΔP6) > 0,
   and Y6 - α(P6 - ΔP6) > Y6 - (γ2Yjj), ΔY6 = Y6 -
   α(P6 - ΔP6) and
   ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

AYkk  = δYkk + [(Ykk - δYkk)/(Ykk - δYkk + Yll - δYll +
      Ymm - δYmm)] AY6

AYll  = δYll + [(Yll - δYll)/(Ykk - δYkk + Yll - δYll +
      Ymm - δYmm)] AY6

AYmm  = δYmm + [(Ymm - δYmm)/(Ykk - δYkk + Yll - δYll +
      Ymm - δYmm)]A Y6

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of Y6 to Yjj equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA,
      Class YBB, Class YCC, Class YDD, Class ZAA, Class ZBB, Class ZCC and
      Class ZDD Regular Interests is greater than or equal to zero for such
      Distribution Date;

   2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
      Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances, the Class YBB Principal Balance
      less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
      Principal Balances and the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances in
      each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

   3. Making the larger of (a) the fraction whose numerator is Yjj and whose denominator is the sum of Yjj and Class ZAA Principal Balance and (b) the
      fraction whose numerator is Y6 and whose denominator is the sum of Y6, the Class ZBB Principal Balance, the Class ZCC Principal Balance and the
      Class ZDD Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y
Principal  Reduction  Amount  to  accomplish  both of goals 1 and 2 above,  the amounts thereof should be adjusted to so as to accomplish such goals within the requirement  that each Class Y Principal  Reduction Amount must be less than or equal  to the  sum of (a)  the  principal  portion  of  Realized  Losses  to be allocated  on the related  Distribution  Date for the related  Group  remaining after the  allocation of such Realized  Losses to the related Class P-M Regular
Interest (if any) and (b) the remainder of the portion of the REMIC I Available
Distribution  Amount derived from the related Group after reduction  thereof by the distributions to be made on such Distribution Date (i) to the related Class
P-M Regular Interest (if any), (ii) to the related Class X-M Regular  Interests and (iii) in respect of  interest  on the  related  Class Y and Class Z Regular
Interests,  or,  if both of such  goals  cannot  be  accomplished  within  such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts,  such conflict shall be  resolved  on the basis of the goals and their  priorities  set forth  above within the  requirement  set forth in the  preceding  sentence.  If the formula allocation of AY6 among AYkk,  AYll and AYmm cannot be achieved  because either
AYkk as so  defined is greater  than APkk,  AYll as so defined is greater  than
APll or AYmm as so defined is greater than APmm,  such an  allocation  shall be made as close as possible to the formula allocation within the requirement that
AYkk < APkk, AYll < APll and AYmm < APmm.

III. If K%<R<L%, make the following additional definitions:

δYjj = 0, if R3< r3; and
          (R3- r3)( Yjj + Ykk)/(R3 - J%), if R3> r3;

δYkk = 0, if R3> r3; and
          (R3- r3)( Yjj + Ykk)/(R3 - K%), if R3< r3;

δYll = 0, if R4< r4; and
          (R4- r4)(Yll + Ymm)/(R4 - L%), if R4> r4; and

δYmm = (R4- r4)(Yll + Ymm)/(R4 - M%), if R4< r4; and

          0, if R4> r4.

                                      I-9

δYjj,  δYkk,  δYll, and δYmm are numbers between Yjj and 0,
Ykk and 0, Yll and 0, and Ymm and 0, respectively, such that
          (J%(Yjj - δYjj) + K%(Ykk.-  δYkk))/(Yjj - δYjj + Ykk.-
          δYkk) = R3 and (L%(Yll - δYll) + M%(Ymm.-  δYmm))/(Yll
          - δYll + Ymm.- δYmm) = R4.

Y7 = Yjj - δYjj + Ykk.- δYkk

P7 = Pjj + Pkk.

ΔP7 = ΔPjj + ΔPkk.

AY7 = AYjj - δYjj + AYkk.- δYkk.

Y8 = Yll.- δYll + Ymm.- δYmm.

P8 = Pll + Pmm.

ΔP8 = ΔPll + ΔPmm.

AY8 = AYll.- δYll + AYmm.- δYmm

1. If Y8 - α(P8 - ΔP8) > 0, Y7- α(P7 - ΔP7) > 0, and
   γ3(P7 - ΔP7) < (P8 - ΔP8), ΔY8 = Y8 -
   αγ3(P7 - ΔP7) and ΔY7 = Y7 - α(P7 -
   ΔP7).

2. If Y8 - α(P8 - ΔP8) > 0,
   Y7 - α(P7 - ΔP7) > 0, and γ3(P7 - ΔP7) > (P8 -
   ΔP8), ΔY8 = Y8 - α(P8 - ΔP8) and ΔY7 = Y7 -
   (α/γ3)(P8 - ΔP8).

3. If Y8 - α(P8 - ΔP8) < 0, Y7 - α(P7 - ΔP7) > 0, and
   Y7 - α(P7 - ΔP7) > Y7 - (Y8/γ3), ΔY8 = Y8 -
   αγ3(P7 - ΔP7) and ΔY7 = Y7 - α(P7 -
   ΔP7).

4. If Y8 - α(P8 - ΔP8) < 0, Y7 - (Y8/γ3) > 0, and Y7 -
   α(P7 - ΔP7) < Y7 - (Y8/γ3), ΔY8 = 0 and ΔY7 =
   Y7 - (Y8/γ3).

5. If Y7 - α(P7 - ΔP7) < 0, Y7 - (Y8/γ3) < 0, and Y8 -
   α(P8 - ΔP8) < Y8 - (γ3Y7), ΔY8 = Y8 - (γ3Y7)
   and ΔY7 = 0.

6. If Y7 - α(P7 - ΔP7) < 0, Y8 - α(P8 - ΔP8) > 0, and
   Y8 - α(P8 - ΔP8) > Y8 - (γ3Y7), ΔY8 = Y8 -
   α(P8 - ΔP8) and
   ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

AYjj = δYjj + [(Yjj - δYjj)/(Yjj - δYjj + Ykk - δYkk)] AY7

AYkk = δYkk + [(Ykk - δYkk)/( Yjj - δYjj + Ykk - δYkk)]AY7

AYll = δYll + [(Yll - δYll)/(Yll - δYll + Ymm - δYmm)] AY8

                                     I-10

AYmm = δYmm + [(Ymm - δYmm)/(Yll - δYll + Ymm - δYmm)] AY8

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

   1. Making the ratio of Y8 to Y7 equal to γ3 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA,
      Class YBB, Class YCC, Class YDD, Class ZAA, Class ZBB, Class ZCC and
      Class ZDD Regular Interests is greater than or equal to zero for such
      Distribution Date;

   2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
      Principal Balance less than or equal to 0.0005 of the sum of the Class
      YBB and Class ZBB Principal Balances, the Class YBB Principal Balance
      less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
      Principal Balances and the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances in
      each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

   3. Making the larger of (a) the fraction whose numerator is Y7 and whose denominator is the sum of Y7, the Class ZAA Principal Balance and the
      Class ZBB Principal Balance and (b) the fraction whose numerator is Y8 and whose denominator is the sum of Y8, the Class ZCC Principal Balance
      and the Class ZDD Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y
Principal  Reduction  Amount  to  accomplish  both of goals 1 and 2 above,  the amounts thereof should be adjusted to so as to accomplish such goals within the requirement  that each Class Y Principal  Reduction Amount must be less than or equal  to the  sum of (a)  the  principal  portion  of  Realized  Losses  to be allocated  on the related  Distribution  Date for the related  Group  remaining after the  allocation of such Realized  Losses to the related Class P-M Regular
Interest (if any) and (b) the remainder of the portion of the REMIC I Available
Distribution  Amount derived from the related Group after reduction  thereof by the distributions to be made on such Distribution Date (i) to the related Class
P-M Regular Interest (if any), (ii) to the related Class X-M Regular  Interests and (iii) in respect of  interest  on the  related  Class Y and Class Z Regular
Interests,  or,  if both of such  goals  cannot  be  accomplished  within  such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts,  such conflict shall be  resolved  on the basis of the goals and their  priorities  set forth  above within the  requirement  set forth in the  preceding  sentence.  If the formula allocation of AY7 between AYjj and AYkk, or of AY8 between AYll and AYmm cannot be achieved  because either AYjj as so defined is greater than APjj, AYkk as so defined is greater  than APkk,  AYll as so defined is greater than APll or AYmm as so defined is greater than APmm,  such an allocation  shall be made as close as possible to the formula  allocation within the requirement that AYjj < APjj,
AYkk < APkk, AYll < APll and AYmm < APmm.

      Class Y-I Principal Reduction Amounts: For any Distribution Date the
amounts by which the Uncertificated Principal Balances of the Class Y-I-1
Regular Interest and Class Y-I-2 Regular Interest respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

      First for each of Loan Group I-1 and Loan Group I-2 determine the related
Group Net Rate Cap for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The REMIC II
Principal Reduction Amount for each of the Class Y-I Regular Interests will be determined pursuant to the "Generic solution for the Class Y-I Regular
Interests" set forth below (the "Generic Solution") by making the following identifications among the Loan Groups and their related Class Y-I Regular
Interests and Class Z-I Regular Interests:

           A. Determine which Loan Group has the lower Group Net Rate Cap. That
Loan Group will be identified with Loan Group AA and the Class Y-I Regular
Interests and Class Z-I Regular Interests related to that Loan Group will be respectively identified with the Class Y-IAA and Class Z-IAA Regular Interests.
The Group Interest Rate for that Loan Group will be identified with J%. If the two Loan Groups have the same Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A and B of this definition.

           B. Determine which Loan Group has the higher Group Net Rate Cap.
That Loan Group will be identified with Loan Group BB and the Class Y-I Regular
Interests and Class Z-I Regular Interests related to that Group will be respectively identified with the Class Y-IBB and Class Z-IBB Regular Interests.
The Group Interest Rate for that Loan Group will be identified with K%. If the two Loan Groups have the same Group Interest Rate the Loan Group not selected pursuant to paragraph A, above, will be selected for purposes of this paragraph
B.

      Second, apply the Generic Solution set forth below to determine the Class
Y-I Principal Reduction Amounts for the Distribution Date using the identifications made above.

      Generic Solution for the Class Y-I Principal Reduction Amounts: For any
Distribution Date, the amounts by which the Uncertificated Principal Balances of Class Y-IAA and Class Z-IAA Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

           J% and K% represent the interest rates on Loan Group AA and Loan
Group BB respectively. J%<K%.

      For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

           PJB = the Loan Group AA Subordinate Balance after the allocation of
Realized Losses and distributions of principal on such Distribution Date.

           PKB =the Loan Group BB Subordinate Balance after the allocation of
Realized Losses and distributions of principal on such Distribution Date.

           R = the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

           Yj = the Class Y-IAA Principal Balance after distributions on the prior Distribution Date.

           Yk = the Class Y-IBB Principal Balance after distributions on the prior Distribution Date.

           ΔYj =    the Class Y-IAA Principal Reduction
Amount.

           ΔYk =    the Class Y-IBB Principal Reduction
Amount.

           Zj = the Class Z-IAA Principal Balance after distributions on the prior Distribution Date.

           Zk = the Class Z-IBB Principal Balance after distributions on the prior Distribution Date.

           ΔZj =    the Class Z-IAA Principal Reduction
Amount.

           ΔZk =    the Class Z-IBB Principal Reduction
Amount.

           Pj = the aggregate Uncertificated Principal Balance of the Class
Y-IAA and Class Z-IAA Regular Interests after distributions on the prior
Distribution Date, which is equal to the aggregate principal balance of the
Group AA Loans.

           Pk = the aggregate Uncertificated Principal Balance of the Class
Y-IBB and Class Z-IBB Regular Interests after distributions on the prior
Distribution Date, which is equal to the aggregate principal balance of the
Loan Group BB Mortgage Loans.

           ΔPj = the aggregate principal reduction resulting on such
Distribution Date on the Loan Group AA Mortgage Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i)
or (c)(ii) of the definition of REMIC II Distribution Amount) to be made and
Realized Losses to be allocated on such Distribution Date, if applicable, which is equal to the aggregate of the Class Y-IAA and Class Z-IAA Principal
Reduction Amounts.

           ΔPk=the aggregate principal reduction resulting on such
Distribution Date on the Loan Group BB Mortgage Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i)
or (c)(ii) of the definition of REMIC II Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, which is equal to the aggregate of the Class Y-IBB and Class Z-IBB Principal Reduction Amounts.

           α = .0005

           γ = (R - J%)/(K% - R). γ is a non-negative number unless
its denominator is zero, in which event it is undefined.

           If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

           If γ is undefined, ΔYj = Yj, ΔYk =
(Yk/Pk)ΔPk. if denominator

           In the remaining situations, ΔYk and ΔYj shall be
defined as follows:

1. If Yk - α(Pk - ΔPk) > 0, Yj- α(Pj - ΔPj) > 0, and
   γ (Pj - ΔPj) < (Pk - ΔPk), ΔYk = Yk - αγ
   (Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).

2. If Yk - α(Pk - ΔPk) > 0,
   Yj - α(Pj - ΔPj) > 0, and γ (Pj - ΔPj) > (Pk -
   ΔPk), ΔYk = Yk - α(Pk - ΔPk) and ΔYj = Yj -
   (α/γ)(Pk - ΔPk).

3. If Yk - α(Pk - ΔPk) < 0, Yj - α(Pj - ΔPj) > 0, and
   Yj - α(Pj - ΔPj) > Yj - (Yk/γ),
   ΔYk = Yk - αγ (Pj - ΔPj) and ΔYj = Yj -
   α(Pj - ΔPj).

4. If Yk - α(Pk - ΔPk) < 0, Yj - (Yk/γ) > 0, and Yj -
   α(Pj - ΔPj) < Yj - (Yk/γ), ΔYk = 0 and ΔYj =
   Yj - (Yk/γ).

5. If Yj - α(Pj - ΔPj) < 0, Yj - (Yk/γ) < 0, and Yk -
   α(Pk - ΔPk) < Yk - (γYj), ΔYk = Yk - (γYj)
   and ΔYj = 0.

6. If Yj - α(Pj - ΔPj) < 0, Yk - α(Pk - ΔPk) > 0, and
   Yk - α(Pk - ΔPk) > Yk - (γYj), ΔYk = Yk -
   α(Pk - ΔPk) and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).

      The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y-I and
Class Z-I Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of Yk to Yj equal to γ after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-IAA, Class
   Y-IBB, Class Z-IAA and Class Z-IBB Regular Interests is greater than or equal to zero for such Distribution Date;

2. Making (i) the Class Y-IAA Principal Balance less than or equal to 0.0005 of the sum of the Class Y-IAA and Class Z-IAA principal balances and (ii) the
   Class Y-IBB principal balances less than or equal to 0.0005 of the sum of the Class Y-IBB and Class Z-IBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate;
   and

3. Making the larger of (a) the fraction whose numerator is Yk and whose denominator is the sum of Yk and Zk and (b) the fraction whose numerator is
   Yj and whose denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

      In the event of a failure of the foregoing portion of the definition of
Class Y-I Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y-I Principal Reduction Amount must be less than or equal to the sum of (a) the principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution in respect of interest on the related Class Y-I and Class Z-I Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class
Y-I Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

                                                                   EXHIBIT A-1

                  FORM OF CLASS I-A-[1][2][3][4] CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL  BALANCE OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                       Adjustable Pass-Through Rate

Class I-A-[1][2][3][4] Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
November 1, 2004                        $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
December 27, 2004                       Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class I-A-[1][2][3][4]  Certificates with respect to a Trust  Fund  consisting  primarily  of a pool  of  adjustable
      interest   rate   mortgage   loans   secured  by  first  liens  on
      one-to-four family  residential  properties and sold by STRUCTURED
      ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  I-A-[1][2][3][4]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:
Dated:

                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-2

                     FORM OF CLASS I-M-[1][2] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

     EACH  BENEFICIAL  OWNER OF A CLASS  M-[1][2]  CERTIFICATE  OR ANY INTEREST
THEREIN SHALL BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS  ACQUISITION OR
HOLDING  OF  THAT  CERTIFICATE  OR  INTEREST  THEREIN,  THAT  EITHER  (I)  SUCH
CERTIFICATE  IS RATED AT LEAST "BBB-" OR ITS  EQUIVALENT BY FITCH,  S&P AND
MOODY'S,  (II) IT IS NOT A PLAN OR INVESTING  WITH "PLAN  ASSETS"?OF  ANY PLAN,
(III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO ACQUIRE
OR HOLD THE  CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY GENERAL
ACCOUNT," AS SUCH TERM IS DEFINED IN  PROHIBITED  TRANSACTION  CLASS  EXEMPTION
("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE
BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class I-M-[1][2] Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
November 1, 2004                        $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
December 27, 2004                       Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class I-M-[1][2]  Certificates  with respect to a
      Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage loans secured by first liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each beneficial owner of a Class I-M-[1][2]  Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding  of that  Certificate  or  interest  therein,  that  either  (i)  such
Certificate  is rated at least  "BBB-" or its  equivalent  by  Fitch,  S&P and
Moody's,  (ii) it is not a Plan or  investing  with "plan  assets" of any Plan
,(iii)(1) it is an insurance company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general account," as such term is defined in Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  I-M-[1][2]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-3

                     FORM OF CLASS I-B-[1][2] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES  AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS
DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      EACH BENEFICIAL  OWNER OF A CLASS B CERTIFICATE OR ANY INTEREST  THEREIN
SHALL BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING
OF THAT CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER (I) SUCH CERTIFICATE IS
RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S,  (II) IT IS
NOT A PLAN OR INVESTING  WITH "PLAN ASSETS"?  OF ANY PLAN,  (III) (1) IT IS AN
INSURANCE  COMPANY,  (2) THE  SOURCE  OF  FUNDS  USED TO  ACQUIRE  OR HOLD THE
CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE  COMPANY GENERAL ACCOUNT," AS
SUCH TERM IS  DEFINED  IN  PROHIBITED  TRANSACTION  CLASS  EXEMPTION  ("PTCE")
95-60,  AND (3) THE  CONDITIONS  IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
SATISFIED.
Certificate No.1                        Adjustable Pass-Through Rate

Class I-B-[1][2] Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
November 1, 2004                        $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
December 27, 2004                       Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class I-B-[1][2]  Certificates  with respect to a
      Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage loans secured by first liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each beneficial owner of a Class I-B-[1][2]  Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding  of that  Certificate  or  interest  therein,  that  either  (i)  such
Certificate  is rated at least  "BBB-" or its  equivalent  by  Fitch,  S&P and
Moody's,  (ii) it is not a Plan or  investing  with "plan  assets" of any Plan
,(iii)(1) it is an insurance company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general account," as such term is defined in Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  I-B-[1][2]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-4

                         FORM OF CLASS R CERTIFICATE

            THIS   CERTIFICATE  MAY  NOT  BE  HELD  BY  OR  TRANSFERRED  TO  A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY
BE MADE ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER AFFIDAVIT TO THE
MASTER  SERVICER  AND THE  TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF
THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED  BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE
CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY
SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT
OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE
THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON
SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
INCLUDING,   BUT  NOT  LIMITED  TO,  THE  RECEIPT  OF  DISTRIBUTIONS  ON  THIS
CERTIFICATE.

Certificate No.1                        Percentage Interest: 100%

Class R

Date of Pooling and Servicing           Aggregate Initial Certificate
Agreement and Cut-off Date:             Principal Balance of this Certificate
November 1, 2004                        as of the Cut-off Date:
                                        $0.00

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
December 27, 2004                       Date:
                                        $0.00

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class R  Certificates  with  respect  to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered  owner of
the  Fractional   Undivided   Interest  evidenced  hereby  in  the  beneficial
ownership  interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional  adjustable rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement to the effect that (i)
each person  holding or acquiring any ownership  interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any ownership  interest in this  Certificate  will be conditioned  upon the delivery to the Trustee of,  among other  things,  an  affidavit to the effect that  it is a  United  States  Person  and  Permitted  Transferee,  (iii)  any
attempted or purported  transfer of any ownership interest in this Certificate in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported transferee,  and (iv) if any person other than a United  States  Person and a Permitted  Transferee  acquires  any  ownership interest in this  Certificate  in  violation  of such  restrictions,  then the
Seller will have the right,  in its sole  discretion and without notice to the
Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which  purchaser  may be the Seller,  or any  affiliate of the
Seller, on such terms and conditions as the Seller may choose.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business  on the last  Business  Day of the month  immediately preceding the month of the related  Distribution  Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this  Certificate and the amounts  required to be distributed to the Holders of  Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution  Date in the month following the latest  scheduled  maturity date of any Mortgage Loan.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation
D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No  transfer of this Class R  Certificate  will be made unless the
Trustee and the Securities  Administrator  have received either (i) opinion of counsel for the benefit of the Trustee,  Master  Servicer  and the  Securities
Administrator  and which they may rely which is  satisfactory  to the  Trustee that the purchase of this  certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
("ERISA"),  and Section 4975 of the  Internal  Revenue  Code,  as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,  the  Trustee  or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one of  the  Class  R  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-5

                        FORM OF CLASS B-IO CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A, THE CLASS M AND THE CLASS B CERTIFICATES  AS DESCRIBED IN THE AGREEMENT (AS
DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1                        Variable Pass-Through Rate

Class B-IO Subordinate

Date of Pooling and Servicing           Aggregate Initial Notional Amount of
Agreement and Cut-off Date:             this Certificate as of the Cut-off
November 1, 2004                        Date:
                                        $__________

                                        Initial Notional Amount of this
First Distribution Date:                Certificate as of the Cut-off Date:
December 27, 2004                       $__________

Master Servicer:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:        CUSIP: __________
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class B-IO  Certificates  with respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  ______________________  is  the  registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial ownership  interest of Certificates  of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable
rate  mortgage   loans  secured  by  first  liens  on  one-  to  four-  family residential properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II.
Wells Fargo Bank,  National  Association  ("Wells  Fargo")  will act as master servicer of the Mortgage  Loans (the "Master  Servicer,"  which term  includes any successors  thereto under the Agreement referred to below). The Trust Fund was created  pursuant to the Pooling and Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement"),  among SAMI II, as depositor
(the   "Seller"),   the  Master   Servicer,   Wells   Fargo,   as   securities
administrator,  EMC Mortgage  Corporation  and JPMorgan  Chase Bank,  N.A., as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  capitalized terms used herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest  on this  Certificate  will  accrue  during the  calendar month immediately  preceding such  Distribution Date (as hereinafter  defined)
on the Notional  Amount  hereof at a per annum rate equal to the  Pass-Through
Rate as set forth in the  Agreement.  The Trustee will  distribute on the 25th day  of  each  month,  or,  if  such  25th  day  is not a  Business  Day,  the immediately following Business Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the Person in whose name this  Certificate  is registered at the close of business on the last Business
Day of the month immediately  preceding the month of the related  Distribution
Date,  an amount  equal to the product of the  Fractional  Undivided  Interest evidenced  by this  Certificate  and the  amount of  interest  required  to be distributed  to  the  Holders  of  Certificates  of the  same  Class  as  this
Certificate.  The Assumed Final  Distribution Date is the Distribution Date in
the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The Class B-IO  Certificates have no Certificate  Principal  Balance.
The Initial Notional Amount of this Certificate is set forth above.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation
D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No  transfer  of this Class B-IO  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee,  Master Servicer and the Securities
Administrator  and which they may rely which is  satisfactory  to the  Trustee that the purchase of this  certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
("ERISA"),  and Section 4975 of the  Internal  Revenue  Code,  as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,  the  Trustee  or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          Not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class  B-IO  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-6

                         FORM OF CLASS XP CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL  BALANCE OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1

Class XP Senior

Date of Pooling and Servicing           Aggregate Initial Certificate
Agreement and Cut-off Date:             Principal Balance of this Certificate
November 1, 2004                        as of the Cut-off Date:
                                        $100

First Distribution Date:                Initial Certificate Principal Balance
December 27, 2004                       of this Certificate as of the Cut-off
                                        Date:
                                        $100

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class XP  Certificates  with  respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered  owner of
the  Fractional   Undivided   Interest  evidenced  hereby  in  the  beneficial
ownership  interest of Certificates  of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable
rate  mortgage   loans  secured  by  first  liens  on  one-  to  four-  family residential properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II.
Wells Fargo Bank,  National  Association  ("Wells  Fargo")  will act as master servicer of the Mortgage  Loans (the "Master  Servicer,"  which term  includes any successors  thereto under the Agreement referred to below). The Trust Fund was created  pursuant to the Pooling and Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement"),  among SAMI II, as depositor
(the   "Seller"),   the  Master   Servicer,   Wells   Fargo,   as   securities
administrator,  EMC Mortgage  Corporation  and JPMorgan  Chase Bank,  N.A., as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  capitalized terms used herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business  on the last  Business  Day of the month  immediately preceding the month of the related  Distribution  Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this  Certificate and the amount  required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution  Date in the month following the latest  scheduled  maturity date of any  Mortgage  Loan and is not  likely  to be the  date on  which  the
Certificate  Principal  Balance of this Class of Certificates  will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation

D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No transfer of this Class XP  Certificate  will be made unless the
Trustee and the Securities  Administrator  have received either (i) opinion of counsel for the benefit of the Trustee,  Master  Servicer  and the  Securities
Administrator  and which they may rely which is  satisfactory  to the  Trustee that the purchase of this  certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
("ERISA"),  and Section 4975 of the  Internal  Revenue  Code,  as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,  the  Trustee  or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.
            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          Not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is one of  the  Class  XP  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-7

              FORM OF CLASS II-A-[1][2][3][4][5][6] CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CURRENT   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CURRENT  PRINCIPAL BALANCE OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN ITS CURRENT  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                       Adjustable Pass-Through Rate

Class II-A-[1][2][3][4][5][6] Senior

Date of Pooling and Servicing           Aggregate Initial Current Principal
Agreement and Cut-off Date:             Balance of this Certificate as of the
November 1, 2004                        Cut-off Date:
                                        $__________

First Distribution Date:                Initial Current Principal Balance of
December 27, 2004                       this Certificate as of the Cut-off
                                        Date: $__________

Master Servicer:                        CUSIP: _____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class  II-A-[1][2][3][4][5][6]  Certificates with respect  to  a  Trust  Fund  consisting  primarily  of a  pool  of adjustable  interest rate mortgage loans secured by first liens on one-to-four family  residential  properties and sold by STRUCTURED
      ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that Cede & Co.  is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including  the day  prior  to the  current  Distribution  Date on the  Current
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current  Principal  Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The initial  Current  Principal  Balance of this  Certificate  is set forth  above.  The  Current  Principal  Balance  hereof will be reduced to the extent of distributions allocable to principal hereon.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i) the amendment thereof and of the Servicing  Agreement and the modification of the rights and  obligations  of the  Seller,  the Master  Servicer  and the
Trustee  and the rights of the  Certificateholders  under the  Agreement  from time  to  time by  EMC,  the  Seller,  the  Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreement  by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one of the  Class  II-A-[1][2][3][4][5][6]  Certificates
referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:
Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-8

                    FORM OF CLASS II-X-[1][2] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
II-A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

            THE  CURRENT   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CURRENT  PRINCIPAL BALANCE OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN ITS CURRENT  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1                        Adjustable Pass-Through Rate

Class II-X-[1][2] Senior

Date of Pooling and Servicing           Aggregate Initial Current Principal
Agreement and Cut-off Date:             Balance of this Certificate as of the
November 1, 2004                        Cut-off Date:
                                        $____________

First Distribution Date:                Initial Current Principal Balance of
December 27, 2004                       this Certificate as of the Cut-off
                                        Date:
                                        $____________

Master Servicer:                        CUSIP: _____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class II-X-[1][2]  Certificates with respect to a
      Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage loans secured by first liens on  one-to-four  family residential  properties  and sold by STRUCTURED  ASSET MORTGAGE II
      INVESTMENTS INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered  owner of
the  Fractional   Undivided   Interest  evidenced  hereby  in  the  beneficial
ownership  interest of Certificates  of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable
rate  mortgage   loans  secured  by  first  liens  on  one-  to  four-  family residential properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II.
Wells Fargo Bank,  National  Association  ("Wells  Fargo")  will act as master servicer of the Mortgage  Loans (the "Master  Servicer,"  which term  includes any successors  thereto under the Agreement referred to below). The Trust Fund was created  pursuant to the Pooling and Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement"),  among SAMI II, as depositor
(the   "Seller"),   the  Master   Servicer,   Wells   Fargo,   as   securities
administrator,  EMC Mortgage  Corporation  and JPMorgan  Chase Bank,  N.A., as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  capitalized terms used herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business  on the last  Business  Day of the month  immediately preceding the month of the related  Distribution  Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this  Certificate and the amount  required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution  Date in the month following the latest  scheduled  maturity date of any  Mortgage  Loan and is not  likely  to be the  date on  which  the
Current  Principal  Balance of this Class of  Certificates  will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The initial  Current  Principal  Balance of this  Certificate  is set forth  above.  The  Current  Principal  Balance  hereof will be reduced to the extent of distributions allocable to principal hereon.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation
D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No transfer  of this Class  II-X-[1][2]  Certificate  will be made unless the Trustee and the Securities  Administrator  have received either (i)
opinion of counsel for the benefit of the  Trustee,  Master  Servicer  and the
Securities  Administrator and which they may rely which is satisfactory to the
Trustee that the purchase of this certificate is permissible  under local law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section  406 of the  Employee  Retirement  Income  Security  Act of  1974,  as
amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code, as amended
(the  "Code")  and will not subject  the Master  Servicer,  the Trustee or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i) the amendment thereof and of the Servicing  Agreement and the modification of the rights and  obligations  of the  Seller,  the Master  Servicer  and the
Trustee  and the rights of the  Certificateholders  under the  Agreement  from time  to  time by  EMC,  the  Seller,  the  Master  Servicer,  the  Securities

Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreement  by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          Not in its  individual  capacity but
                                          solely as Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-X-[1][2]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:_________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

This information is provided by     __________________, the assignee named
above, or ________________________, as its agent.

                                                                   EXHIBIT A-9

                       FORM OF CLASS II-M-1 CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
II-A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CURRENT   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF  THE   CERTIFICATES,   THE  CURRENT  PRINCIPAL  BALANCE  OF  THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN ITS CURRENT  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER  OF A CLASS  II-B-[1][2][3]  CERTIFICATE  OR ANY
INTEREST  THEREIN  SHALL BE  DEEMED  TO HAVE  REPRESENTED,  BY  VIRTUE  OF ITS
ACQUISITION OR HOLDING OF THAT  CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER
(I) SUCH  CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P
AND MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH "PLAN  ASSETS"?OF  ANY
PLAN,  (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT,"  AS SUCH TERM IS DEFINED IN  PROHIBITED  TRANSACTION  CLASS
EXEMPTION  ("PTCE")  95-60,  AND (3) THE  CONDITIONS  IN SECTIONS I AND III OF
PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class II-M-1 Subordinate

Date of Pooling and Servicing           Aggregate Initial Current Principal
Agreement and Cut-off Date:             Balance of this Certificate as of the
November 1, 2004                        Cut-off Date:
                                        $__________

First Distribution Date:                Initial Current Principal Balance of
December 27, 2004                       this Certificate as of the Cut-off
                                        Date: $__________

Master Servicer:                        CUSIP: _____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class  II-M-1  Certificates  with  respect  to a
      Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage loans secured by first liens on  one-to-four  family residential  properties  and sold by STRUCTURED  ASSET MORTGAGE II
      INVESTMENTS INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including  the day  prior  to the  current  Distribution  Date on the  Current
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current  Principal  Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The initial  Current  Principal  Balance of this  Certificate  is set forth  above.  The  Current  Principal  Balance  hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner of a Class  II-M-1  Certificate  or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding  of that  Certificate  or  interest  therein,  that  either  (i)  such
Certificate  is rated at least  "BBB-" or its  equivalent  by  Fitch,  S&P and
Moody's,  (ii) it is not a Plan or investing  with "plan  assets" of any Plan,
(iii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general account," as such term is defined in Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i) the amendment thereof and of the Servicing  Agreement and the modification of the rights and  obligations  of the  Seller,  the Master  Servicer  and the
Trustee  and the rights of the  Certificateholders  under the  Agreement  from time  to  time by  EMC,  the  Seller,  the  Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreement  by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  II-M-1  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                                       1

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                  EXHIBIT A-10

                   FORM OF CLASS II-B-[1][2][3] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
II-A AND CLASS M  CERTIFICATES  AS  DESCRIBED  IN THE  AGREEMENT  (AS  DEFINED
BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CURRENT   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF  THE   CERTIFICATES,   THE  CURRENT  PRINCIPAL  BALANCE  OF  THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN ITS CURRENT  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER  OF A  CLASS  II-B-[4][5][6]CERTIFICATE  OR  ANY
INTEREST  THEREIN  SHALL BE  DEEMED  TO HAVE  REPRESENTED,  BY  VIRTUE  OF ITS
ACQUISITION OR HOLDING OF THAT  CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER
(I) SUCH  CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P
AND MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH "PLAN  ASSETS"?OF  ANY
PLAN,  (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT,"  AS SUCH TERM IS DEFINED IN  PROHIBITED  TRANSACTION  CLASS
EXEMPTION  ("PTCE")  95-60,  AND (3) THE  CONDITIONS  IN SECTIONS I AND III OF
PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class II-B-[1][2][3] Subordinate

Date of Pooling and Servicing           Aggregate Initial Current Principal
Agreement and Cut-off Date:             Balance of this Certificate as of the
November 1, 2004                        Cut-off Date:
                                        $__________

First Distribution Date:                Initial Current Principal Balance of
December 27, 2004                       this Certificate as of the Cut-off
                                        Date: $__________

Master Servicer:                        CUSIP: _____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class  II-B-[1][2][3]  Certificates  with respect to a Trust  Fund  consisting  primarily  of a pool  of  adjustable
      interest   rate   mortgage   loans   secured  by  first  liens  on
      one-to-four family  residential  properties and sold by STRUCTURED
      ASSET MORTGAGE II INVESTMENTS INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage   Corporation  and  JPMorgan  Chase  Bank,   N.A.,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including  the day  prior  to the  current  Distribution  Date on the  Current
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current  Principal  Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The initial  Current  Principal  Balance of this  Certificate  is set forth  above.  The  Current  Principal  Balance  hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner  of a Class  II-B-[1][2][3]  Certificate  or any interest  therein  shall be  deemed  to have  represented,  by  virtue  of its acquisition or holding of that  Certificate or interest  therein,  that either
(i) such  Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and  Moody's,  (ii) it is not a Plan or  investing  with "plan  assets" of any
Plan,  (iii)(1) it is an  insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account,"  as such term is defined in  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of
PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i) the amendment thereof and of the Servicing  Agreement and the modification of the rights and  obligations  of the  Seller,  the Master  Servicer  and the
Trustee  and the rights of the  Certificateholders  under the  Agreement  from time  to  time by  EMC,  the  Seller,  the  Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreement  by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-B-[1][2][3]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                  EXHIBIT A-11

                   FORM OF CLASS II-B-[4][5][6] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
II-A,  CLASS M AND [insert as applicable:  CLASS B-1, CLASS B-2 AND CLASS B-3]
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CURRENT   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF  THE   CERTIFICATES,   THE  CURRENT  PRINCIPAL  BALANCE  OF  THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN ITS CURRENT  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER  OF A  CLASS  II-B-[4][5][6]CERTIFICATE  OR  ANY
INTEREST  THEREIN  SHALL BE  DEEMED  TO HAVE  REPRESENTED,  BY  VIRTUE  OF ITS
ACQUISITION OR HOLDING OF THAT  CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER
(I) SUCH  CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P
AND MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH "PLAN  ASSETS"?OF  ANY
PLAN,  (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT,"  AS SUCH TERM IS DEFINED IN  PROHIBITED  TRANSACTION  CLASS
EXEMPTION  ("PTCE")  95-60,  AND (3) THE  CONDITIONS  IN SECTIONS I AND III OF
PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class II-B-[4][5][6] Subordinate

Date of Pooling and Servicing           Aggregate Initial Current Principal
Agreement and Cut-off Date:             Balance of this Certificate as of the
November 1, 2004                        Cut-off Date:
                                        $__________

First Distribution Date:                Initial Current Principal Balance of
December 27, 2004                       this Certificate as of the Cut-off
                                        Date: $__________

Master Servicer:                        CUSIP: _____
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
January 25, 2035

                       BEAR STEARNS ALT-A TRUST 2004-12
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class  II-B-[4][5][6]  Certificates  with respect to a Trust  Fund  consisting  primarily  of a pool  of  adjustable
      interest   rate   mortgage   loans   secured  by  first  liens  on
      one-to-four family  residential  properties and sold by STRUCTURED
      ASSET MORTGAGE II INVESTMENTS INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

          This  certifies  that Cede &  Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced  hereby in the  beneficial  ownership interest of Certificates  of the same Class as this  Certificate in a trust (the
"Trust Fund")  primarily  consisting of  conventional  adjustable  rate mortgage loans  secured by first  liens on one- to four-  family  residential  properties
(collectively,  the "Mortgage  Loans") sold by SAMI II. The Mortgage  Loans were sold by EMC Mortgage  Corporation ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master  servicer of the Mortgage Loans
(the "Master  Servicer,"  which term includes any  successors  thereto under the
Agreement referred to below). The Trust Fund was created pursuant to the Pooling and  Servicing  Agreement  dated as of the  Cut-off  Date  specified  above (the
"Agreement"),  among SAMI II, as depositor (the "Seller"),  the Master Servicer,
Wells Fargo, as securities administrator,  EMC Mortgage Corporation and JPMorgan
Chase  Bank,  N.A.,  as  trustee  (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its  acceptance  hereof assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including  the day  prior  to the  current  Distribution  Date on the  Current
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current  Principal  Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The initial  Current  Principal  Balance of this  Certificate  is set forth  above.  The  Current  Principal  Balance  hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner  of a Class  II-B-[4][5][6]  Certificate  or any interest  therein  shall be  deemed  to have  represented,  by  virtue  of its acquisition or holding of that  Certificate or interest  therein,  that either
(i) such  Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and  Moody's,  (ii) it is not a Plan or  investing  with "plan  assets" of any
Plan,  (iii)(1) it is an  insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account,"  as such term is defined in  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of
PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i) the amendment thereof and of the Servicing  Agreement and the modification of the rights and  obligations  of the  Seller,  the Master  Servicer  and the
Trustee  and the rights of the  Certificateholders  under the  Agreement  from time  to  time by  EMC,  the  Seller,  the  Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreement  by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: November 30, 2004                  JPMORGAN CHASE BANK, N.A.
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-B-[4][5][6]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK, N.A.
                                          Authorized   signatory  of  JPMorgan
                                          Chase   Bank,   N.A.,   not  in  its
                                          individual  capacity  but  solely as
                                          Trustee

                                          By:__________________________________
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT B

                            MORTGAGE LOAN SCHEDULE

            The  Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original principal balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid principal balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy, if any;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;
(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code  indicating  whether the Mortgage Loan is negatively  amortizing;
and

(x)   which Mortgage Loans adjust after an initial  fixed-rate  period of one, two, three, five, seven or ten years.

Such  schedule also shall set forth for all of the Mortgage  Loans,  the total number of Mortgage  Loans,  the total of each of the amounts  described  under
(k) and (n)  above,  the  weighted  average  by  principal  balance  as of the
Cut-off Date of each of the rates described under (e), (f) and (g) above,  and the weighted average  remaining term to maturity by unpaid  principal  balance as of the Cut-off Date.

                                                                     EXHIBIT C
                                  [RESERVED]

                                                                     EXHIBIT D

                       REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank, N.A.
      4 New York Plaza, 6th Floor
      New York, New York 10004

RE:   Pooling  and  Servicing  Agreement,  dated as of  November 1, 2004 among
      Structured  Asset  Mortgage  Investments  II Inc., as  depositor,  Wells
      Fargo Bank,  National  Association  as master  servicer  and  securities administrator,  EMC Mortgage  Corporation and JPMorgan Chase Bank, N.A.,
      as  trustee,  issuing  Bear  Stearns  Alt-A  Trust  2004-12,  Mortgage
      Pass-Through Certificates, Series 2004-12

      In connection with the  administration of the Mortgage Loans held by you pursuant to the above-captioned  Pooling and Servicing  Agreement,  we request the release,  and hereby  acknowledge  receipt,  of the Mortgage  File for the
Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full

                                          By:__________________________________
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:

                                                                       EXHIBIT E

                          FORM OF TRANSFER AFFIDAVIT

                                             Affidavit   pursuant  to  Section
                                             860E(e)(4)    of   the   Internal
                                             Revenue   Code   of   1986,    as
                                             amended, and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.    That he is [Title of  Officer]  of [Name of  Investor]  (record or
beneficial   owner  of  the  Bear  Stearns  ALT-A  Trust   2004-12,   Mortgage
Pass-Through  Certificates,  Series  2004-12,  Class R-__  Certificates)  (the
"Class R Certificates") (the "Owner"), a [savings  institution]  [corporation]
duly  organized  and  existing  under the laws of [the  State of  _____]  [the
United States], on behalf of which he makes this affidavit.

      2.    That  the  Owner  (i)  is  not  and  will  not  be as of  [Closing
Date][date of purchase] a  "disqualified  organization"  within the meaning of
Section  860E(e)(5)  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code") or an "electing large  partnership"  within the meaning of Section 775 of  the  Code,  (ii)  will  endeavor  to  remain  other  than  a  disqualified organization  and an electing large  partnership for so long as it retains its ownership  in the  Class R  Certificates  and (iii) is  acquiring  the Class R
Certificates  for its own  account or for the  account  of another  Owner from which it has received an affidavit  and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For this purpose,  a  "disqualified organization"  means an electing  large  partnership  under Section 775 of the
Code,  the United  States,  any state or political  subdivision  thereof,  any
agency  or   instrumentality   of  any  of  the   foregoing   (other  than  an
instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors  is not  selected  by any such  governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such  foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization  (other than certain farmers'  cooperatives)
that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

      3.    That the Owner is aware (i) of the tax that  would be  imposed  on transfers of Class R Certificates  to disqualified  organizations  or electing large  partnerships  under the Code,  that applies to all transfers of Class R
Certificates  after  March  31,  1988;  (ii)  that  such  tax  would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is  through  an agent  (which
person   includes  a  broker,   nominee  or  middleman)   for  a  disqualified
organization,  on the agent; (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such person an affidavit  that the  transferee is not a  disqualified  organization and, at the time of transfer,  such person does not have actual knowledge that the  affidavit  is  false;  and (iv)  that  the  Class R  Certificates  may be
"noneconomic  residual  interests" within the meaning of Treasury  regulations promulgated  pursuant  to the Code and that the  transferor  of a  noneconomic residual  interest  will remain  liable for any taxes due with  respect to the income  on such  residual  interest,  unless  no  significant  purpose  of the transfer was to impede the assessment or collection of tax.

            4.    That  the   Owner  is  aware  of  the  tax   imposed   on  a
"pass-through  entity" holding Class R Certificates if either the pass-through entity is an electing  large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a disqualified organization  is the record  holder of an interest in such  entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company, a real estate  investment  trust or common trust fund, a  partnership,  trust or estate, and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register the  transfer  of any  Class R  Certificates  unless  the  transferee,  or the transferee's  agent,  delivers to it an affidavit and  agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The
Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the representations  contained in such affidavit and agreement are false.

            6.    That the Owner has  reviewed the  restrictions  set forth on the face of the Class R  Certificates  and the  provisions  of Section 5.05 of the Pooling and Servicing  Agreement under which the Class R Certificates were issued.  The Owner  expressly  agrees  to be bound by and to comply  with such restrictions and provisions.

            7.    That the Owner  consents to any additional  restrictions  or arrangements  that  shall be  deemed  necessary  upon  advice  of  counsel  to constitute a reasonable  arrangement  to ensure that the Class R  Certificates will  only  be  owned,  directly  or  indirectly,  by an  Owner  that is not a disqualified organization.

            8.    The   Owner's   Taxpayer    Identification   Number   is   #
_______________.

            9.    This  affidavit  and  agreement  relates only to the Class R
Certificates  held by the  Owner  and not to any  other  holder of the Class R
Certificates.  The Owner  understands  that the liabilities  described  herein relate only to the Class R Certificates.

            10.   That no purpose of the Owner  relating  to the  transfer  of any of the  Class R  Certificates  by the  Owner is or will be to  impede  the assessment or collection of any tax; in making this representation,  the Owner warrants  that the Owner is  familiar  with (i)  Treasury  Regulation  Section
1.860E-1 (c) and recent amendments  thereto,  effective as of August 19, 2002, and (ii) the  preamble  describing  the  adoption  of the  amendments  to such regulation, which is attached hereto as Exhibit 1.

            11.   That the Owner has no present  knowledge or expectation that it will be unable to pay any United  States taxes owed by it so long as any of the  Certificates  remain  outstanding.  In  this  regard,  the  Owner  hereby represents  to and for the  benefit of the person  from whom it  acquired  the
Class R  Certificates  that the Owner  intends  to pay taxes  associated  with holding  such Class R  Certificates  as they become due,  fully  understanding that it may incur tax  liabilities  in excess of any cash flows  generated  by the Class R Certificates.

                                       2

            12.   That the Owner has no present  knowledge or expectation that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

            13.   The Owner is a citizen or resident of the United  States,  a corporation,  partnership  or other entity  created or organized  in, or under the laws of, the United States or any  political  subdivision  thereof,  or an estate or trust  whose  income  from  sources  without  the  United  States is includable  in gross  income for United  States  federal  income tax  purposes regardless of its  connection  with the conduct of a trade or business  within the United States.

            14.   The Owner  hereby  agrees that it will not cause income from
the  Class  R  Certificates  to  be   attributable  to  a  foreign   permanent
establishment  or fixed base (within the meaning of an  applicable  income tax treaty) of the Owner or another United States taxpayer.

            15.   (a)   The  Purchaser   hereby   certifies,   represents  and
warrants  to, and  covenants  with the  Company,  the  Trustee  and the Master
Servicer that the following statements in (1) or (2) are accurate:

                        (1)   The  Certificates (i) are not being acquired by,
and will not be transferred  to, any employee  benefit plan within the meaning of section 3(3) of the Employee  Retirement  Income  Security Act of 1974,  as
amended  ("ERISA")  or  other  retirement  arrangement,  including  individual retirement accounts and annuities,  Keogh plans and bank collective investment funds and insurance  company general or separate accounts in which such plans, accounts  or  arrangements  are  invested,  that is subject to Section  406 of
ERISA or Section 4975  of the Internal  Revenue Code of 1986 (the "Code") (any
of the  foregoing,  a "Plan"),  (ii) are not being acquired with "plan assets"
of a Plan within the meaning of the  Department of Labor  ("DOL")  regulation,
29 C.F.R.  ?  2510.3-101  or  otherwise  under  ERISA,  and (iii)  will not be transferred  to any entity that is deemed to be investing  plan assets  within the meaning of the DOL regulation,  29  C.F.R. § 2510.3-101 or otherwise under
ERISA;

                  (2)   The  purchase of  Certificates  is  permissible  under
applicable  law, will not constitute or result in any  prohibited  transaction under ERISA or Section  4975 of the Code,  will not subject the  Company,  the
Trustee  or the  Master  Servicer  to any  obligation  in  addition  to  those undertaken  in the Pooling and Servicing  Agreement  and, with respect to each source  of  funds  ("Source")  being  used by the  Purchaser  to  acquire  the
Certificates,  each of the following statements is accurate: (a) the Purchaser is an insurance company;  (b) the Source is assets of the Purchaser's "general account;"  (c) the  conditions  set  forth  in  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60  issued  by the DOL  have  been  satisfied  and the purchase,  holding  and  transfer  of  Certificates  by or on  behalf  of  the
Purchaser  are exempt  under PTCE 95-60;  and (d) the amount of  reserves  and liabilities  for such general  account  contracts  held by or on behalf of any
Plan  does not  exceed  10% of the  total  reserves  and  liabilities  of such general  account  plus  surplus as of the date  hereof  (for  purposes of this clause,  all Plans  maintained by the same employer (or affiliate  thereof) or employee  organization  are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b)   The Owner will  provide  the  Trustee,  the  Company and the
Master  Servicer  with an  opinion of  counsel  acceptable  to and in form and substance  satisfactory to the Trustee, the Company and the Master Servicer to
the effect that the purchase of Certificates is permissible  under  applicable law, will not  constitute or result in any non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Trustee,  the
Company or the Master  Servicer  to any  obligation  or  liability  (including obligations  or  liabilities  under  ERISA  or  Section  4975 of the  Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                                       3

            In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Company,  the Trustee and the Master Servicer that the Owner will not transfer  such  Certificates  to any Plan or person  unless either such Plan or person meets the  requirements  set forth in either (a) or
(b) above.

            Capitalized  terms  used but not  defined  herein  shall  have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the  Investor  has caused  this  instrument  to be executed on its behalf,  pursuant to authority of its Board of  Directors,  by its [Title of Officer] this ____ day  of  _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:________________________________________
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address  of  Investor  for receipt of
                                        distributions]
                                        Address  of  Investor  for  receipt of
                                        tax information:

                                       4

      Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who  executed the  foregoing  instrument and to be the [Title of Officer] of the Investor,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

                                       5

                                                                   EXHIBIT F-1

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                            ______________,200___

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-12

            Re:   Bear Stearns Alt-A Trust 2004-12
                  Mortgage Pass-Through Certificates, Series 2004-12, Class__

Ladies and Gentlemen:

      ______________    (the    "Purchaser")    intends   to   purchase   from
______________  (the  "Seller")   $_________  initial  Certificate   Principal
Balance of Mortgage  Pass-Through  Certificates,  Series 2004-12,  Class _____
(the  "Certificates"),  issued pursuant to the Pooling and Servicing Agreement
(the  "Pooling and Servicing  Agreement"),  dated as of November 1, 2004 among
Structured  Asset Mortgage  Investments II Inc., as depositor (the  "Seller"),
EMC Mortgage Corporation,  Wells Fargo Bank, National  Association,  as master servicer and  securities  administrator,  and JPMorgan  Chase Bank,  N.A.,  as trustee  (the  "Trustee").  All terms used  herein and not  otherwise  defined shall have the  meanings  set forth in the  Pooling and  Servicing  Agreement.
The  Purchaser  hereby  certifies,  represents  and warrants to, and covenants with, the Seller and the Trustee that:

                  1.    The Purchaser  understands  that (a) the  Certificates
            have not been and will not be  registered  or qualified  under the
            Securities  Act of 1933,  as  amended  (the  "Act")  or any  state securities  law,  (b) the Seller is not required to so register or qualify the Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and
            Servicing Agreement contains  restrictions  regarding the transfer of the Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

                  2.    The  Purchaser is acquiring the  Certificates  for its
            own  account  for  investment  only  and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would  violate  the Act or any  applicable  state  securities laws.

                                       1

                  3.    The  Purchaser  is  (a) a  substantial,  sophisticated
            institutional  investor  having such  knowledge and  experience in financial  and  business  matters,  and,  in  particular,  in such matters related to securities  similar to the  Certificates,  such that  it  is  capable  of  evaluating  the  merits  and  risks  of investment  in the  Certificates,  (b) able to bear  the  economic risks  of such an  investment  and  (c) an  "accredited  investor"
            within the  meaning of Rule 501 (a)  promulgated  pursuant  to the
            Act.

                  4.    The Purchaser has been furnished  with, and has had an
            opportunity  to review  (a) a copy of the  Pooling  and  Servicing
            Agreement   and  (b)  such  other   information   concerning   the
            Certificates,  the  Mortgage  Loans  and the  Seller  as has  been requested  by the  Purchaser  from the Seller or the Seller and is
            relevant   to   the   Purchaser's   decision   to   purchase   the
            Certificates.  The Purchaser  has had any  questions  arising from
            such  review   answered  by  the  Seller  or  the  Seller  to  the
            satisfaction of the Purchaser.

                  5.    The  Purchaser  has  not  and  will  not  nor  has  it
            authorized or will it authorize  any person to (a) offer,  pledge, sell,  dispose  of or  otherwise  transfer  any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security from any person in any manner,  (c)  otherwise  approach  or  negotiate with respect to any  Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d)
            make any general  solicitation by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a) through (e) above) would  constitute a distribution  of any
            Certificate  under the Act, that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state
            securities   law,   or  that   would   require   registration   or
            qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.    The  Purchaser  (if the  Certificate  is not  rated at
            least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a)         is not an employee benefit or other plan
            subject to the prohibited transaction provisions of the Employee
            Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (a
            "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor
            ("DOL") regulation at 29 C.F.R. Section 2510.3-101; or

                        (b)    is an insurance company, the source of funds
            to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited
            Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

                                       2

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities
Administrator and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                        Very truly yours,

                                        [PURCHASER]

                                        By: _____________________________

                                        Name:

                                        Title:

                                                          ANNEX 1 TO EXHIBIT F

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

     The  undersigned  hereby  certifies as follows in connection  with the Rule
144A Investment Representation to which this Certification is attached:

     1. As indicated  below,  the undersigned is the President,  Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

     2. In  connection  with  purchases by the Buyer,  the Buyer is a "qualified institutional  buyer" as that term is defined in Rule 144A under the  Securities
Act of 1933  ("Rule  144A")  because (i) the Buyer  owned  and/or  invested on a discretionary basis  $________________________________ in securities (except for the  excluded  securities  referred to below) as of the end of the Buyer's  most recent fiscal year (such amount being  calculated in accordance  with Rule 144A)
and (ii) the Buyer satisfies the criteria in the category marked below.

     __   Corporation,  etc.  The  Buyer is a  corporation  (other  than a bank, savings and loan association or similar institution), Massachusetts or
          similar  business  trust,  partnership,   or  charitable  organization
          described in Section 501(c)(3) of the Internal Revenue Code.

     __   Bank.  The  Buyer  (a)  is a  national  bank  or  banking  institution organized  under the laws of any State,  territory  or the District of
          Columbia,  the business of which is substantially  confined to banking and is supervised by the State or  territorial  banking  commission or similar official or is a foreign bank or equivalent  institution,  and
          (b) has an audited net worth of at least  $25,000,000 as  demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     __   Savings  and Loan.  The Buyer (a) is a savings  and loan  association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or
          Federal authority having  supervision over any such institutions or is a foreign savings and loan  association or equivalent  institution and
          (b) has an audited net worth of at least  $25,000,000 as  demonstrated in its latest annual financial statements.

     __   Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     __   Insurance Company. The Buyer is an insurance company whose primary and predominant  business  activity  is the  writing of  insurance  or the reinsuring of risks  underwritten by insurance  companies and which is subject to  supervision  by the  insurance  commissioner  or a similar official  or  agency  of a  State  or  territory  or the  District  of
          Columbia.

     __   State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions,  or any agency or instrumentality of the State or its  political  subdivisions,  for the  benefit of its employees.

     __   ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     __   Investment  Adviser.  The Buyer is an  investment  adviser  registered under the Investment Advisers Act of 1940.

     __   SBIC. The Buyer is a Small Business Investment Company licensed by the
          U.S. Small Business  Administration under Section 301(c) or (d) of the
          Small Business Investment Act of 1958.

     __   Business  Development  Company.  The Buyer is a  business  development company as defined in Section  202(a)(22) of the  Investment  Advisers
          Act of 1940.

     __   Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose  participants are exclusively (a) plans  established and maintained by a State, its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its  employees,  or (b) employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income Security Act of
          1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term  "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities that are part of an unsold  allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase  agreements,  (vi)  securities  owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such  securities  to the  Buyer  and did not  include  any of the  securities referred to in the preceding  paragraph.  Further, in determining such aggregate amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles  and if the  investments of such  subsidiaries  are managed under the
Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5.  The  Buyer  acknowledges  that  it  is  familiar  with  Rule  144A  and understands  that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                       2

_____       _____     Will the Buyer be purchasing the Rule 144A
Yes         No        Securities only for the Buyer's own account?

     6. If the answer to the foregoing  question is "no", the Buyer agrees that, in connection  with any purchase of securities sold to the Buyer for the account of a third party (including any separate  account) in reliance on Rule 144A, the
Buyer will only  purchase for the account of a third party that at the time is a
"qualified  institutional  buyer"  within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase  securities  for a third party unless the Buyer has  obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude
that  such  third  party   independently  meets  the  definition  of  "qualified
institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given,  the  Buyer's  purchase  of Rule 144A  Securities  will  constitute  a reaffirmation of this certification as of the date of such purchase.

                                    ____________________________________
                                    Print Name of Buyer

                                    By:  _______________________________
                                         Name:
                                         Title:

                                    Date:_______________________________

                                                                   EXHIBIT F-2

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

                    ________________________________________

                    ________________________________________

                    ________________________________________

                    ________________________________________

            The  undersigned  seller,  as  registered  holder (the  "Seller"),
intends  to  transfer  the  Rule  144A  Securities   described  above  to  the
undersigned buyer (the "Buyer").

     1. In connection  with such transfer and in accordance  with the agreements pursuant  to which the Rule 144A  Securities  were  issued,  the  Seller  hereby certifies  the  following  facts:  Neither  the Seller nor anyone  acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule
144A  Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition  of  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities  or any other  similar  security  from,  or otherwise  approached  or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
Rule 144A  Securities  under the  Securities  Act of 1933, as amended (the "1933
Act"),  or that  would  render the  disposition  of the Rule 144A  Securities  a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or  another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

     2. The Buyer warrants and  represents  to, and covenants  with, the Seller, the Trustee  and the Master  Servicer  (as defined to the Pooling and  Servicing
Agreement,  dated as of November 1, 2004 (the  "Agreement"),  among the Company,
EMC, Wells Fargo Bank,  N.A., as master  servicer (the "Master  Servicer"),  and
JPMorgan Chase Bank, N.A., as trustee (the "Trustee")) as follows:

          (a) The Buyer  understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          (b)  The  Buyer   considers   itself  a   substantial,   sophisticated
     institutional  investor  having such  knowledge and experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          (c) The Buyer has been  furnished with all  information  regarding the
     Rule 144A Securities that it has requested from the Seller,  the Trustee or the Master Servicer.

          (d)  Neither  the Buyer nor anyone  acting on its behalf has  offered,
     transferred,   pledged,  sold  or  otherwise  disposed  of  the  Rule  144A
     Securities,  any interest in the Rule 144A  Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any interest in the Rule
     144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the
     Rule 144A Securities or any other similar  security with, any person in any manner, or made any general solicitation by means of general advertising or in any other  manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person to act,  in such manner with respect to the Rule 144A Securities.

          (e) The  Buyer is a  "qualified  institutional  buyer" as that term is defined  in Rule 144A  under the 1933 Act and has  completed  either of the forms of  certification  to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule
     144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that
     purchases   for  its  own  account  or  for  the  account  of  a  qualified institutional  buyer to whom  notice is given  that the  resale,  pledge or transfer  is being made in  reliance  on Rule  144A,  or (ii)  pursuant  to another exemption from registration under the 1933 Act.

     [3. The Buyer (if the Rule 144A Securities are not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

          (a) is not an employee benefit or other plan subject to the prohibited transaction  provisions of the Employee  Retirement  Income Security Act of
     1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of
     1986, as amended (a "Plan"),  or any other person  (including an investment manager,  a named  fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets"
     of  any  Plan  within  the  meaning  of the  Department  of  Labor  ("DOL")
     regulation at 29 C.F.R. Section 2510.3-101; or

          (b) is an insurance  company,  the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited  Transaction Class Exemption ("PTCE") 95-60),
     and the  purchase is being made in reliance  upon the  availability  of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on  separate  counterparts,  each of  which,  when so executed, shall be deemed to be an original; such counterparts,  together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this
document as of the date set forth below.

_______________________________          ______________________________________
Print Name of Seller                     Print Name of Buyer

By:____________________________          By:___________________________________
   Name:                                    Name:
   Title:                                   Title:

Taxpayer Identification                  Taxpayer Identification:
No.____________________________          No:___________________________________

Date:__________________________          Date:_________________________________

                                                                   EXHIBIT F-3

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                               _________, 20__

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-12

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-12

            Re:   Mortgage Pass-Through Certificates,
                  Series 2004-12

Ladies and Gentlemen:

     In   connection   with  the  sale  by   ___________   (the   "Seller")   to
__________________   (the  "Purchaser")  of  $__________   Initial   Certificate
Principal  Balance of Mortgage  Pass-Through  Certificates,  Series 2004-12 (the
"Certificates")  pursuant to the Pooling and  Servicing  Agreement,  dated as of
November 1, 2004 (the "Pooling and Servicing Agreement"), among Structured Asset
Mortgage Investments II Inc. (the "Company"),  EMC Mortgage Corporation ("EMC"),
Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and JPMorgan
Chase Bank,  N.A.,  as trustee (the  "Trustee").  The Seller  hereby  certifies, represents  and warrants  to, and  covenants  with,  the Company and the Trustee that:

     Neither  the  Seller  nor  anyone  acting on its  behalf  has (a)  offered, pledged,  sold,  disposed  of or  otherwise  transferred  any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any Certificate or any other  similar  security  with any  person in any  manner,  (d) has made any general  solicitation by means of general advertising or in any other manner, or
(e) has taken any other action,  that (as to any of (a) through (e) above) would constitute a distribution of the  Certificates  under the Securities Act of 1933
(the "Act"), that would render the disposition of any Certificate a violation of
Section  5 of the  Act or any  state  securities  law,  or  that  would  require registration or qualification  pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The
Seller has not and will not sell or otherwise  transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ____________________________________
                                    (Seller)

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

                                                                       EXHIBIT G

                         FORM OF CUSTODIAL AGREEMENT

     THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the  "Agreement"),  dated as of November 30, 2004, by and among  JPMORGAN  CHASE
BANK, N.A., as trustee (including its successors under the Pooling and Servicing
Agreement defined below, the "Trustee"),  STRUCTURED ASSET MORTGAGE  INVESTMENTS
II INC., as company  (together with any successor in interest,  the  "Company"),
WELLS  FARGO BANK,  NATIONAL  ASSOCIATION,  as master  servicer  and  securities administrator  (together  with any successor in interest or successor  under the
Pooling and Servicing  Agreement  referred to below, the "Master  Servicer") and
WELLS  FARGO  BANK,  NATIONAL  ASSOCIATION,  as  custodian  (together  with  any successor in interest or any successor appointed hereunder, the "Custodian").

                               WITNESSETH THAT:

     WHEREAS, the Company, EMC, the Master Servicer and the Trustee have entered into a Pooling and Servicing  Agreement,  dated as of November 1, 2004, relating to the  issuance of Bear  Stearns  ALT-A Trust  2004-12,  Mortgage  Pass-Through
Certificates,  Series 2004-12 (as in effect on the date of this  agreement,  the
"Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS,  the  Custodian has agreed to act as agent for the Trustee for the purposes  of  receiving  and holding  certain  documents  and other  instruments delivered by the Company or the Master  Servicer under the Pooling and Servicing
Agreement and the Servicers under their  respective  Servicing  Agreements,  all upon the terms and conditions  and subject to the  limitations  hereinafter  set forth;

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants and  agreements  hereinafter  set forth,  the Trustee,  the Company,  the Master
Servicer and the Custodian hereby agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

     Capitalized  terms used in this Agreement and not defined herein shall have the meanings  assigned in the Original Pooling and Servicing  Agreement,  unless otherwise required by the context herein.

                                  ARTICLE II
                        CUSTODY OF MORTGAGE DOCUMENTS

     Section 2.1 Custodian to Act as Agent:  Acceptance of Mortgage  Files.  The
Custodian,  as the duly  appointed  agent of the  Trustee  for  these  purposes, acknowledges  (subject  to any  exceptions  noted in the  Initial  Certification referred to in Section  2.3(a)  receipt of the  Mortgage  Files  relating to the
Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files")
and declares  that it holds and will hold such  Mortgage  Files as agent for the
Trustee,  in  trust,  for  the  use  and  benefit  of  all  present  and  future
Certificateholders.

     Section 2.2 Recordation of  Assignments.  If any Mortgage File includes one or more  assignments of Mortgage to the Trustee in a state which is specifically excluded  from the  Opinion of Counsel  delivered  by the Seller to the  Trustee
(with a copy to the Custodian) pursuant to the provisions of Section 2.01 of the
Pooling and Servicing Agreement,  each such assignment shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate public office for real property records,  and the Company,  at no expense to the
Custodian,  shall promptly cause to be recorded in the appropriate public office for real  property  records each such  assignment  of Mortgage and, upon receipt thereof from such public office,  shall return each such  assignment of Mortgage to the Custodian.

     Section 2.3 Review of Mortgage Files.

     (1) On or prior to the Closing Date, in accordance with Section 2.02 of the
Pooling and Servicing  Agreement,  the Custodian shall deliver to the Trustee an
Initial  Certification  in the form  annexed  hereto as Exhibit  One  evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage  Loans listed on the Schedule  attached  hereto (the "Mortgage Loan
Schedule").

     (2) Within 90 days of the  Closing  Date,  the  Custodian  agrees,  for the benefit of  Certificateholders,  to review, in accordance with the provisions of
Section 2.02 of the Pooling and Servicing  Agreement,  each such  document,  and shall deliver to the Seller and the Trustee an Interim Certification in the form annexed  hereto as Exhibit Two to the effect that all such  documents  have been executed  and  received and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on
Schedule A attached to such Interim Certification.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments,
certificates   or  other  papers  to  determine   that  the  same  are  genuine,
enforceable,  or  appropriate  for the  represented  purpose  or that  they have actually  been  recorded or that they are other than what they  purport to be on their face.

     (3) Not later than 180 days after the Closing  Date,  the  Custodian  shall review the  Mortgage  Files as  provided  in  Section  2.02 of the  Pooling  and
Servicing  Agreement  and  deliver  to  the  Seller  and  the  Trustee  a  Final
Certification  in the form  annexed  hereto  as  Exhibit  Three  evidencing  the completeness of the Mortgage Files.

                                       2

     (4) In reviewing the Mortgage  Files as provided  herein and in the Pooling and Servicing  Agreement,  the Custodian shall make no  representation as to and shall not be responsible to verify (i) the validity,  legality,  enforceability, due  authorization,  recordability,  sufficiency  or  genuineness  of any of the
documents   included  in  any   Mortgage   File  or  (ii)  the   collectibility,
insurability,  effectiveness  or  suitability  of any of  the  documents  in any
Mortgage File.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from  the Mortgage Files.

     Section 2.4  Notification  of Breaches of  Representations  and Warranties.
Upon  discovery by the Custodian of a breach of any  representation  or warranty made by the  Company as set forth in the Pooling and  Servicing  Agreement  with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the related Servicer and the Trustee.

     Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Mortgage Loan Seller has repurchased a Mortgage Loan  pursuant to Article II of the Pooling and Servicing  Agreement,
and that the purchase price  therefore has been deposited in the Master Servicer
Collection  Account or the  Distribution  Account,  then the Custodian agrees to promptly release to the Mortgage Loan Seller the related Mortgage File.

     Upon the  Custodian's  receipt of a request  for  release (a  "Request  for
Release")  substantially  in the form of Exhibit D to the Pooling and  Servicing
Agreement signed by a Servicing  Officer of the related Servicer stating that it has received  payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes,  the Custodian agrees promptly to release to the related  Servicer the related Mortgage File. The Company shall deliver to the Custodian  and the  Custodian  agrees to accept the Mortgage Note and  other  documents  constituting  the  Mortgage  File  with  respect  to  any
Substitute Mortgage Loan.

     From time to time as is appropriate for the servicing or foreclosure of any
Mortgage  Loan,  including,  for this  purpose,  collection  under  any  Primary
Insurance Policy,  the related Servicer shall deliver to the Custodian a Request for Release signed by a Servicing  Officer  requesting that possession of all of the Mortgage File be released to the related  Servicer and  certifying as to the reason for such release and that such release will not  invalidate any insurance coverage  provided in respect of the  Mortgage  Loan under any of the  Insurance
Policies.  Upon  receipt of the  foregoing,  the  Custodian  shall  deliver  the
Mortgage File to the related  Servicer.  The related  Servicer  shall cause each
Mortgage  File  or any  document  therein  so  released  to be  returned  to the
Custodian  when the need  therefore  by the related  Servicer no longer  exists, unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds relating  to the  Mortgage  Loan  have been  deposited  in the  Master  Servicer
Collection Account or the Distribution Account or (ii) the Mortgage File or such document  has been  delivered to an  attorney,  or to a public  trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially  or  non-judicially,  and the related  Servicer has  delivered to the
Custodian a  certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

                                       3

     At any time that a Servicer  is  required  to deliver  to the  Custodian  a
Request for Release,  the Servicer  shall  deliver two copies of the Request for
Release if  delivered  in hard copy or the Servicer may furnish such Request for
Release  electronically  to the Custodian,  in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection  with any  Request  for  Release  of a  Mortgage  File  because  of a repurchase of a Mortgage Loan,  such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the
Trustee to the  Mortgage  Loan  Seller and the  related  Mortgage  Note shall be endorsed  without  recourse,  representation  or  warranty by the Trustee and be returned to the Mortgage Loan Seller. In connection with any Request for Release of a Mortgage  File  because of the  payment  in full of a Mortgage  Loan,  such
Request for Release shall be  accompanied by a certificate  of  satisfaction  or other  similar  instrument  to be  executed  by or on behalf of the  Trustee and returned to the related Servicer.

     Section  2.6  Assumption  Agreements.  In the  event  that  any  assumption agreement, substitution of liability agreement or sale of servicing agreement is entered  into with respect to any  Mortgage  Loan  subject to this  Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer,  to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution  agreement  has been  completed by  forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes,  shall be considered a part of such  Mortgage File to the same extent as all other  documents  and  instruments constituting parts thereof.

                                 ARTICLE III
                           CONCERNING THE CUSTODIAN

     Section 3.1  Custodian as Bailee and Agent of the Trustee.  With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian,  the Custodian is  exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any Mortgage  Note or
Mortgage  for  the  benefit  of any  person  other  than  the  Trustee  and  the
Certificateholders and undertakes to perform such duties and only such duties as are  specifically  set forth in this Agreement.  Except upon compliance with the provisions  of Section  2.5 of this  Agreement,  no Mortgage  Note,  Mortgage or
Mortgage File shall be delivered by the Custodian to the Company,  the Servicers or the  Master  Servicer  or  otherwise  released  from  the  possession  of the
Custodian.

     Section 3.2 Reserved.

     Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

                                       4

     Section  3.4 Master  Servicer to Pay  Custodian's  Fees and  Expenses.  The
Master Servicer  covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and  performance  of any of the powers and duties hereunder of the  Custodian,  and the Master  Servicer will pay or reimburse the
Custodian  upon its  request  for all  reasonable  expenses,  disbursements  and advances  incurred  or made  by the  Custodian  in  accordance  with  any of the provisions of this  Agreement  (including the  reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ), except any such expense,  disbursement or advance as may arise from its  negligence  or bad faith or to the  extent  that such  cost or  expense  is indemnified by the Company pursuant to the Pooling and Servicing Agreement.

     Section  3.5  Custodian  May  Resign  Trustee  May  Remove  Custodian.  The
Custodian may resign from the  obligations  and duties hereby imposed upon it as such  obligations  and duties  relate to its acting as Custodian of the Mortgage
Loans. Upon receiving such notice of resignation,  the Trustee shall either take custody of the  Mortgage  Files  itself and give  prompt  notice  thereof to the
Company, the Master Servicer and the Custodian,  or promptly appoint a successor
Custodian by written  instrument,  in  duplicate,  one copy of which  instrument shall be  delivered to the  resigning  Custodian  and one copy to the  successor
Custodian. If the Trustee shall not have taken custody of the Mortgage Files and
no  successor   Custodian  shall  have  been  so  appointed  and  have  accepted appointment  within 30 days after the giving of such notice of resignation,  the resigning  Custodian  may petition any court of competent  jurisdiction  for the appointment of a successor Custodian.

     The  Trustee may remove the  Custodian  at any time with the consent of the
Master Servicer.  In such event, the Trustee shall appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor  Custodian  hereunder.  Any successor Custodian shall be a depository  institution subject to supervision or examination  by federal or state  authority,  shall be able to satisfy the other requirements  contained  in  Section  3.7 and  shall  be  unaffiliated  with the
Servicer or the Company.

     Any  resignation or removal of the Custodian and appointment of a successor
Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall  give  prompt  notice  to the  Company  and  the  Master  Servicer  of the appointment  of  any  successor  Custodian.  No  successor  Custodian  shall  be appointed  by the  Trustee  without  the prior  approval  of the Company and the
Master Servicer.

     Section 3.6 Merger or Consolidation of Custodian. Any Person into which the
Custodian  may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the
Custodian  shall be a party,  or any Person  succeeding  to the  business of the
Custodian,  shall be the  successor  of the  Custodian  hereunder,  without  the execution  or filing of any paper or any  further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                       5

     Section  3.7  Representations  of  the  Custodian.   The  Custodian  hereby
represents  that  it is a  depository  institution  subject  to  supervision  or examination by a federal or state authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS

     Section 4.1 Notices. All notices, requests,  consents and demands and other communications required under this Agreement or pursuant to any other instrument or  document  delivered  hereunder  shall be in writing  and,  unless  otherwise specifically provided, may be delivered personally,  by telegram or telex, or by registered or certified mail, postage prepaid,  return receipt requested, at the addresses  specified  on  the  signature  page  hereof  (unless  changed  by the particular  party whose address is stated herein by similar  notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2  Amendments.  No  modification or amendment of or supplement to this  Agreement  shall be valid or  effective  unless the same is in writing and signed by all parties hereto,  and neither the Company,  the Master Servicer nor the Trustee  shall enter into any  amendment  hereof  except as permitted by the
Pooling and  Servicing  Agreement.  The Trustee  shall give prompt notice to the
Custodian of any amendment or supplement to the Pooling and Servicing  Agreement and furnish the Custodian with written copies thereof.

     Section 4.3 GOVERNING LAW. THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT MADE
UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE  CONSTRUED  AND ENFORCED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate  public offices for real property records in all the counties or other comparable  jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere,  such recordation to be  effected  by the  Company  and at the  Trust's  expense,  but  only  upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory to the
Company to the effect that the failure to effect such  recordation  is likely to materially and adversely affect the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an  original,  and  such  counterparts  shall  constitute  but one and the  same instrument.

                                       6

     Section  4.5  Severability  of  Provisions.  If  any  one  or  more  of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason whatsoever held invalid, then such covenants,  agreements,  provisions or terms  shall be  deemed  severable  from the  remaining  covenants,  agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                       7

     IN WITNESS  WHEREOF,  this Agreement is executed as of the date first above written.

Address:                                JPMORGAN CHASE BANK, N.A., as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004                By:_____________________________________
                                        Name:
Attention:                              Title:
Telecopy:
Confirmation:
Address:                                STRUCTURED ASSET MORTGAGE INVESTMENTS
                                        II INC.
383 Madison Avenue
New York, New York 10179
                                        By:_____________________________________
                                        Name: Baron Silverstein
                                        Title:      Vice President

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer
9062 Old Annapolis                      By:_____________________________________
Columbia, Maryland 21045                Name:
Attention: BSALTA 2004-12               Title:

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Custodian
1015 10th Avenue                        By:_____________________________________
Minneapolis, Minnesota 55414            Name:
Attention: BSALTA 2004-12               Title:
Telecopier: (612) 667-1068

                                       8

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

     On the 30th day of November 2004 before me, a notary public in and for said
State,   personally   appeared   _______________,   known   to   me   to   be  a
_________________of  JPMorgan  Chase  Bank,  N.A.,  a  New  York  State  banking corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[SEAL]

                                       9

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

     On the 30th day of November 2004 before me, a notary public in and for said
State,  personally  appeared Stacey Taylor,  known to me to be an Assistant Vice
President  of  Wells  Fargo  Bank,  National  Association,  a  national  banking association that executed the within instrument,  and also known to me to be the person who  executed  it on behalf of said  national  banking  association,  and acknowledged to me that such national  banking  association  executed the within instrument.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[SEAL]

                                       10

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

     On the 30th day of November 2004 before me, a notary public in and for said
State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage  Investments II Inc., one of the corporations  that executed  the  within  instrument,  and also  known to me to be the  person  who executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

                                       11

STATE OF MARYLAND       )
                        )ss.:
COUNTY OF HOWARD        )

     On the 30th day of November 2004 before me, a notary public in and for said
State, personally appeared _____________, known to me to be a/an _______________
of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf  of  said  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

                                       12

                                 EXHIBIT ONE

                   FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                 ____________, 20__

JPMorgan Chase Bank, N.A.               Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-12, Mortgage Pass-Through  Certificates,  Series
2004-12

            Re:   Custodial  Agreement,  dated as of November  30,
                  2004, by and among  JPMorgan  Chase Bank,  N.A.,
                  Structured  Asset Mortgage  Investments Inc. and
                  Wells Fargo Bank, National  Association relating
                  to Bear Stearns  ALT-A Trust  2004-12,  Mortgage
                  Pass-Through Certificates, Series 2004-12

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned  Custodial Agreement, and  subject  to  Section  2.02 of the  Pooling  and  Servicing  Agreement,  the
undersigned, as Custodian, hereby certifies that it has received a Mortgage File
(which contains an original  Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing  Agreement with respect to each  Mortgage Loan listed in the Mortgage Loan  Schedule,  with any  exceptions listed on Schedule A attached hereto.

     Capitalized  words  and  phrases  used  herein  shall  have the  respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION

                                          By: _______________________________
                                          Name:
                                          Title:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                _________, 20__

JPMorgan Chase Bank, N.A.               Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention:  Structured Asset Mortgage Investments II Inc.
            Bear Stearns ALT-A Trust 2004-12, Mortgage Pass-Through
            Certificates, Series 2004-12

            Re: Custodial Agreement, dated as of November 30,
                2004, by and among JPMorgan Chase Bank, N.A.,
                Structured Asset Mortgage Investments II Inc. and
                Wells Fargo Bank, National Association relating
                to Bear Stearns ALT-A Trust 2004-12, Mortgage
                Pass-Through Certificates, Series 2004-12

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned  Custodial Agreement, the undersigned,  as Custodian, hereby certifies that it has received a Mortgage
File  to the  extent  required  pursuant  to  Section  2.01 of the  Pooling  and
Servicing  Agreement  with respect to each  Mortgage Loan listed in the Mortgage
Loan  Schedule,  and it has  reviewed the  Mortgage  File and the Mortgage  Loan
Schedule and has determined that: all required  documents have been executed and received and that such documents related to the Mortgage Loans identified on the
Mortgage  Loan  Schedule,  with any  exceptions  listed on  Schedule  A attached hereto.

     Capitalized  words  and  phrases  used  herein  shall  have the  respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                                                __________, 20__

JPMorgan Chase Bank, N.A.               Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
           Bear Stearns ALT-A Trust 2004-12, Mortgage Pass-Through
           Certificates, Series 2004-12

            Re: Custodial Agreement, dated as of November 30,
                2004, by and among JPMorgan Chase Bank, N.A.,
                Structured Asset Mortgage Investments Inc. and
                Wells Fargo Bank, National Association relating
                to Bear Stearns ALT-A Trust 2004-12, Mortgage
                Pass-Through Certificates, Series 2004-12

Ladies and Gentlemen:

     In accordance with Section 2.3 of the  above-captioned  Custodial Agreement and  subject to Section  2.02(b) of the  Pooling and  Servicing  Agreement,  the
undersigned,  as Custodian,  hereby  certifies  that,  subject to any exceptions listed on  Schedule  A attached  hereto,  it has  received a Mortgage  File with respect to each Mortgage  Loan listed in the Mortgage  Loan Schedule  containing with respect to each such Mortgage Loan:

            (i) The original  Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the  originator  thereof to the Person  endorsing it to the Trustee or a lost note affidavit together with a copy of the related Mortgage Note;

            (ii)  the original  Mortgage and, if the related  Mortgage Loan is a MOM Loan, noting the presence of the MIN and language  indicating that such Mortgage Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording indicated thereon;

            (iii) unless the Mortgage Loan is a MOM Loan, a certified  copy of the  assignment  (which  may be in the form of a blanket  assignment  if permitted  in the  jurisdiction  in  which  the  Mortgaged  Property  is located) to "JPMorgan  Chase Bank,  N.A., as Trustee,"  with evidence of recording  with respect to each Mortgage Loan in the name of the Trustee thereon;

            (iv)  all intervening  assignments of the Security Instrument,  if applicable and only to the extent  available to the Seller with evidence of recording thereon;

            (v) the  original  or a  copy  of the  policy  or  certificate  of primary mortgage guaranty insurance, to the extent available, if any,

            (vi)  the  original  policy  of  title  insurance  or  mortgagee's certificate  of title  insurance  or  commitment  or  binder  for  title insurance, and

            (vii) originals of all modification agreements,  if applicable and available.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement or in the Pooling and Servicing Agreement, as applicable.

                                                WELLS  FARGO  BANK,   NATIONAL
                                                ASSOCIATION

                                                By:___________________________
                                                Name:_________________________
                                                Title:________________________

                                                                   EXHIBIT H-1

                           CEDANT SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-2

                       COUNTRYWIDE SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-3

                           EMC SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-4

                         EVERHOME SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-5

                        GREENPOINT SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-6

                        SOUTHTRUST SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-7

                         WATERFIELD SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-8

                         WELLS FARGO SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                     EXHIBIT I

                             ASSIGNMENT AGREEMENTS

                            (See Tabs 7 through 11)

                                                                     EXHIBIT J

                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                       MORTGAGE LOAN PURCHASE AGREEMENT

                                   between

                           EMC MORTGAGE CORPORATION

                           as Mortgage Loan Seller

                                     and

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                 as Purchaser

                                 Dated as of

                              November 30, 2004

                Structured Asset Mortgage Investments II Inc.
     Bear Stearns ALT-A Trust 2004-12, Mortgage Pass-Through Certificates

                               TABLE OF CONTENTS
                                                                          Page

SECTION 1.   Definitions.....................................................1
SECTION 2.   Purchase and Sale of the Mortgage Loans and Related

SECTION 7.   Representations and Warranties of Mortgage Loan Seller
             Concerning the Mortgage Loans...................................8
SECTION 8.   Representations and Warranties Concerning the Mortgage

SECTION 17.  Representations, Warranties and Agreements to Survive

EXHIBIT 2    MORTGAGE LOAN SCHEDULE INFORMATION..........................E-2-1

EXHIBIT 6    Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised,
               Appendix E................................................E-6-1
SCHEDULE A   REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES...............A-1
SCHEDULE B   MORTGAGE LOAN SCHEDULE........................................B-1

                           EXHIBITS AND SCHEDULE TO
                       MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Mortgage Loan Schedule Information
Exhibit 3   Mortgage Loan Seller's Information
Exhibit 4   Purchaser's Information
Exhibit 5   Schedule of Lost Notes
Exhibit 6   Standard & Poor's LEVELS(R) Glossary,  Version 5.6 Revised,
              Appendix E
Schedule A  Required Ratings for Each Class of Certificates
Schedule B  Mortgage Loan Schedule

                       MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE LOAN PURCHASE  AGREEMENT,  dated as of November 30, 2004, as amended and  supplemented by any and all amendments  hereto  (collectively, the  "Agreement"),  by  and  between  EMC  MORTGAGE  CORPORATION,  a  Delaware corporation  (the  "Mortgage  Loan  Seller"),  and  STRUCTURED  ASSET MORTGAGE
INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the  conditions  of this  Agreement, the  Mortgage  Loan  Seller  agrees  to  sell,  and the  Purchaser  agrees  to purchase,  certain  conventional,  first lien mortgage loans secured primarily by one- to four-family  residential properties  (collectively,  the "Mortgage
Loans") as described  herein.  The  Purchaser  intends to deposit the Mortgage
Loans into a trust fund (the  "Trust  Fund") and  create  Bear  Stearns  ALT-A
Trust,    Mortgage    Pass-Through    Certificates,    Series   2004-12   (the
"Certificates"),  under a pooling and servicing  agreement,  to be dated as of
November  1,  2004  (the  "Pooling  and  Servicing   Agreement"),   among  the
Purchaser,  as seller,  Wells  Fargo  Bank,  National  Association,  as master servicer and securities  administrator,  JPMorgan Chase Bank, N.A., as trustee
(the "Trustee") and EMC Mortgage Corporation.

            The  Purchaser  has  filed  with  the   Securities   and  Exchange
Commission  (the  "Commission")  a registration  statement on Form S-3 (Number
333-115122)  relating  to  its  Mortgage  Pass-Through  Certificates  and  the
offering  of  certain  series  thereof   (including  certain  classes  of  the
Certificates)  from  time  to time in  accordance  with  Rule  415  under  the
Securities  Act of 1933,  as  amended,  and the rules and  regulations  of the
Commission  promulgated  thereunder (the "Securities  Act"). Such registration statement,  when  it  became  effective  under  the  Securities  Act,  and the prospectus  relating  to  the  public  offering  of  certain  classes  of  the
Certificates  by the Purchaser (the "Public  Offering"),  as from time to time each is amended or  supplemented  pursuant to the Securities Act or otherwise, are referred to herein as the  "Registration  Statement" and the "Prospectus,"
respectively.  The "Prospectus  Supplement" shall mean that supplement,  dated
November 24, 2004 to the Prospectus,  dated May 14, 2004,  relating to certain classes of the  Certificates.  With respect to the Public  Offering of certain classes  of the  Certificates,  the  Purchaser  and Bear,  Stearns & Co.  Inc.
("Bear  Stearns") have entered into a terms agreement dated as of November 30,
2004 to an underwriting  agreement dated July 29, 2003,  between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

            Now,  therefore,  in  consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            SECTION  1.  Definitions.Definitions.  Certain  terms are  defined herein.  Capitalized  terms used herein but not defined  herein shall have the meanings  specified  in the Pooling and  Servicing  Agreement.  The  following other terms are defined as follows:

            Acquisition  Price:  Cash in an amount equal to $__________  (plus
$_______ in accrued interest)1.

________________________

1  Please contact Bear, Stearns & CO. Inc. for Acquisition Price.

            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: November 30, 2004.

            Cut-off Date: November 1, 2004.

            Cut-off Date Balance: $1,484,854,341.

            Deleted  Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date:  With respect to each  Mortgage  Loan,  the date in each month on which its  Scheduled  Payment  is due,  if such due date is the first day of a month,  and  otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

            Master Servicer: Wells Fargo Bank, National Association.

            Moody's:  Moody's  Investors  Service,  Inc., or its successors in interest.

            Mortgage:  The mortgage or deed of trust  creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional  documents required to be added to such  documents  pursuant  to this  Agreement  or the  Pooling  and  Servicing
Agreement.

            Mortgage  Interest  Rate:  The annual rate of interest  borne by a
Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Opinion  of  Counsel:  A written  opinion of  counsel,  who may be counsel for the Mortgage Loan Seller or the Purchaser,  reasonably  acceptable to the Trustee.

            Person: Any legal person,  including any individual,  corporation,
partnership,   joint  venture,   association,   joint  stock  company,  trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

            Purchase  Price:  With  respect  to  any  Mortgage  Loan  (or  any property  acquired with respect  thereto)  required to be  repurchased  by the
Mortgage Loan Seller  pursuant to this  Agreement or Article II of the Pooling and  Servicing  Agreement,  an amount  equal to the sum of (i)(a)  100% of the
Outstanding  Principal  Balance  of  such  Mortgage  Loan  as of the  date  of repurchase  (or if the related  Mortgaged  Property was acquired  with respect thereto,  100%  of  the  Outstanding  Principal  Balance  at the  date  of the acquisition),  plus  (b)  accrued  but  unpaid  interest  on  the  Outstanding
Principal  Balance  at  the  related  Mortgage  Interest  Rate,   through  and
including  the last day of the month of  repurchase,  and  reduced  by (c) any portion of the Master  Servicing  Compensation,  Monthly Advances and advances payable to the  purchaser of the Mortgage  Loan and (ii) any costs and damages
(if any)  incurred  by the  Trust in  connection  with any  violation  of such
Mortgage Loan of any anti-predatory lending laws.

                                       2

            Rating  Agencies:  Standard & Poor's and Moody's,  each a "Rating
Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security  Instrument:  A written instrument creating a valid first lien on a  Mortgaged  Property  securing  a  Mortgage  Note,  which may be any applicable  form of mortgage,  deed of trust,  deed to secure debt or security deed, including any riders or addenda thereto.

            Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute  Mortgage  Loan:  A  mortgage  loan  substituted  for a
Deleted  Mortgage  Loan which must meet on the date of such  substitution  the requirements  stated herein and in the Pooling and Servicing  Agreement;  upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

            Value:  The  value  of  the  Mortgaged  Property  at the  time  of origination of the related  Mortgage Loan,  such value being the lesser of (i)
the  value  of  such  property  set  forth  in an  appraisal  accepted  by the applicable  originator  of the  Mortgage  Loan or (ii) the sales price of such property at the time of origination.

            SECTION 2.  Purchase and Sale of the  Mortgage  Loans and Related
Rights.Purchase and Sale of the Mortgage Loans and Related Rights.

            (i)   Upon  satisfaction of the conditions set forth in Section 10 hereof,  the Mortgage Loan Seller agrees to sell, and the Purchaser  agrees to purchase Mortgage Loans having an aggregate  outstanding  principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

            (ii)  The closing for the purchase and sale of the Mortgage  Loans and the closing for the  issuance of the  Certificates  will take place on the
Closing Date at the office of the  Purchaser's  counsel in New York,  New York or such other place as the parties shall agree.

            (iii) Upon  the  satisfaction  of  the  conditions  set  forth  in
Section  10  hereof,  on the  Closing  Date,  the  Purchaser  shall pay to the
Mortgage  Loan  Seller  the  Acquisition  Price  for  the  Mortgage  Loans  in
immediately  available  funds by wire  transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

            (iv)  In  addition  to the  foregoing,  on the  Closing  Date  the
Mortgage  Loan Seller  assigns to the  Purchaser  all of its right,  title and interest  in the  Servicing  Agreements  (other  than its right to enforce the representations and warranties set forth therein).

                                       3

            SECTION 3.  Mortgage Loan Schedules.Mortgage  Loan Schedules.  The
Mortgage  Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary  listing of the Mortgage Loans (the "Preliminary  Mortgage Loan
Schedule")  setting  forth  the  information  listed  on  Exhibit  2  to  this
Agreement  with  respect  to  each of the  Mortgage  Loans  being  sold by the
Mortgage Loan Seller.  If there are changes to the  Preliminary  Mortgage Loan
Schedule,  the Mortgage  Loan Seller shall  provide to the Purchaser as of the
Closing Date a final  schedule (the "Final  Mortgage Loan  Schedule")  setting forth the  information  listed on Exhibit 2 to this  Agreement with respect to each of the  Mortgage  Loans  being sold by the  Mortgage  Loan  Seller to the
Purchaser.  The  Final  Mortgage  Loan  Schedule  shall  be  delivered  to the
Purchaser  on the Closing  Date,  shall be attached  to an  amendment  to this
Agreement to be executed on the Closing  Date by the parties  hereto and shall be in form and  substance  mutually  agreed to by the Mortgage Loan Seller and the Purchaser (the  "Amendment").  If there are no changes to the  Preliminary
Mortgage Loan Schedule,  the  Preliminary  Mortgage Loan Schedule shall be the
Final Mortgage Loan Schedule for all purposes hereof.

            SECTION 4.  Mortgage Loan Transfer.Mortgage Loan Transfer.

            (i)   The Purchaser will be entitled to all scheduled  payments of principal  and  interest  on the  Mortgage  Loans due after the  Cut-off  Date
(regardless of when actually  collected) and all payments thereon,  other than scheduled  principal  and  interest,  received  after the  Cut-off  Date.  The
Mortgage Loan Seller will be entitled to all  scheduled  payments of principal and  interest  on  the  Mortgage  Loans  due on or  before  the  Cut-off  Date
(including  payments  collected  after  the  Cut-off  Date)  and all  payments thereon,  other than scheduled  principal and interest,  received on or before the Cut-off Date. Such principal  amounts and any interest  thereon  belonging to the  Mortgage  Loan Seller as  described  above will not be included in the aggregate  outstanding  principal  balance  of the  Mortgage  Loans  as of the
Cut-off Date as set forth on the Final Mortgage Loan Schedule.

            (ii)  Pursuant to various  conveyancing  documents  to be executed on the Closing Date and pursuant to the Pooling and Servicing  Agreement,  the
Purchaser  will  assign  on the  Closing  Date  all of its  right,  title  and interest  in and to the  Mortgage  Loans to the Trustee for the benefit of the
Certificateholders.  In  connection  with the transfer and  assignment  of the
Mortgage  Loans,  the  Mortgage  Loan Seller has  delivered or will deliver or cause to be  delivered  to the Trustee by the Closing  Date or such later date as is agreed to by the  Purchaser  and the  Mortgage  Loan Seller (each of the
Closing Date and such later date is referred to as a "Mortgage  File Delivery
Date"), the items of each Mortgage File,  provided,  however,  that in lieu of the foregoing,  the Mortgage Loan Seller may deliver the following  documents, under the  circumstances set forth below: (x) in lieu of the original Security
Instrument,  assignments  to the Trustee or  intervening  assignments  thereof which  have been  delivered,  are being  delivered  or will,  upon  receipt of recording  information  relating  to the  Security  Instrument  required to be included  thereon,  be delivered to recording  offices for  recording and have not  been  returned  to the  Mortgage  Loan  Seller  in time to  permit  their delivery as specified  above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original,  which has been  transmitted  for  recording" (y) in lieu of the
Security  Instrument,  assignments to the Trustee or  intervening  assignments thereof,  if  the  applicable  jurisdiction  retains  the  originals  of  such documents  (as evidenced by a  certification  from the Mortgage Loan Seller to such  effect)  the  Mortgage  Loan  Seller  may  deliver  photocopies  of such documents  containing  an  original  certification  by the  judicial  or other
governmental   authority  of  the  jurisdiction   where  such  documents  were
recorded;  and (z) in lieu of the  Mortgage  Notes  relating  to the  Mortgage
Loans,  each  identified in the list delivered by the Purchaser to the Trustee on the  Closing  Date and  attached  hereto as  Exhibit 5, the  Mortgage  Loan
Seller may deliver lost note  affidavits and  indemnities of the Mortgage Loan
Seller;  and provided  further,  however,  that in the case of Mortgage  Loans which  have  been  prepaid  in full  after the  Cut-off  Date and prior to the
Closing  Date,  the Mortgage  Loan  Seller,  in lieu of  delivering  the above documents,  may deliver to the Trustee a  certification  by the Mortgage  Loan
Seller or the Master  Servicer to such effect.  The Mortgage Loan Seller shall deliver such original documents  (including any original documents as to which certified  copies had previously been  delivered) or such certified  copies to the Trustee  promptly after they are received.  The Mortgage Loan Seller shall cause the Mortgage and intervening assignments,  if any, and the assignment of the  Security  Instrument  to be  recorded  not later  than 180 days after the
Closing Date,  unless such assignment is not required to be recorded under the terms set forth in Section 6(i) hereof.

                                       4

            (iii) The  Mortgage  Loan  Seller  and the  Purchaser  acknowledge hereunder  that all of the  Mortgage  Loans  and the  related  servicing  will ultimately  be  assigned  to JPMorgan  Chase  Bank,  N.A.,  as Trustee for the
Certificateholders, on the date hereof.

            SECTION 5.  Examination of Mortgage  Files.Examination of Mortgage
Files.

            (i)   On or before the Mortgage File Delivery  Date,  the Mortgage
Loan Seller will have made the Mortgage  Files  available to the  Purchaser or its agent for  examination  which may be at the  offices of the Trustee or the
Mortgage Loan Seller and/or the Mortgage  Loan  Seller's  custodian.  The fact that the  Purchaser  or its agent has  conducted  or has failed to conduct any partial or complete  examination  of the  Mortgage  Files shall not affect the
Purchaser's  rights to demand cure,  repurchase,  substitution or other relief as provided in this Agreement.  In furtherance of the foregoing,  the Mortgage
Loan Seller shall make the Mortgage  Files  available to the  Purchaser or its agent from time to time so as to permit the  Purchaser to confirm the Mortgage
Loan Seller's  compliance  with the delivery and  recordation  requirements of this  Agreement and the Pooling and  Servicing  Agreement.  In addition,  upon request of the  Purchaser,  the Mortgage  Loan Seller agrees to provide to the
Purchaser,  Bear Stearns and to any investors or prospective  investors in the
Certificates  information regarding the Mortgage Loans and their servicing, to make the Mortgage Files  available to the Purchaser,  Bear Stearns and to such investors  or  prospective  investors  (which  may  be at the  offices  of the
Mortgage Loan Seller and/or the Mortgage Loan Seller's  custodian) and to make available  personnel  knowledgeable  about the Mortgage Loans for  discussions with the Purchaser,  Bear Stearns and such investors or prospective investors, upon reasonable  request during regular  business hours,  sufficient to permit the  Purchaser,  Bear Stearns and such  investors  or  potential  investors to
conduct  such  due  diligence  as  any  such  party  reasonably   believes  is
appropriate.

            (ii)  Pursuant  to the  Pooling and  Servicing  Agreement,  on the
Closing  Date the  Trustee,  for the benefit of the  Certificateholders,  will review or cause the  Custodian to review  items of the  Mortgage  Files as set forth on Exhibit 1 and will  deliver or cause the  Custodian to deliver to the
Mortgage Loan Seller an initial  certification in the form attached as Exhibit
One to the Custodial Agreement.

            (iii) Pursuant to the Pooling and Servicing  Agreement,  within 90 days of the  Closing  Date,  the  Trustee  will  review  or  shall  cause  the
Custodian to review items of the Mortgage  Files as set forth on Exhibit 1 and will  deliver to the Mortgage  Loan Seller and the Master  Servicer an interim certification  substantially  in the  form  of  Exhibit  Two to the  Custodial
Agreement.

                                       5

            (iv)  Pursuant to the Pooling and Servicing Agreement,  within 180 days of the Closing Date (or, with respect to any  Substitute  Mortgage  Loan, within  five  Business  Days  after the  receipt by the  Trustee or  Custodian thereof)  the Trustee  will review or cause the  Custodian  to review items of the Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage
Loan Seller and the Master  Servicer a final  certification  substantially  in the form of  Exhibit  Three to the  Custodial  Agreement.  If the  Trustee  is
unable to deliver a final  certification  with  respect to the items listed in
Exhibit 1 due to any  document  that is  missing,  has not been  executed,  is unrelated,  determined on the basis of the Mortgagor name,  original principal balance  and loan  number,  to the  Mortgage  Loans  identified  in the  Final
Mortgage Loan Schedule (a "Material  Defect"),  the Trustee or the  Custodian,
as its agent,  shall promptly notify the Mortgage Loan Seller of such Material
Defect.  The  Mortgage  Loan Seller  shall  correct or cure any such  Material
Defect  within  90 days  from  the date of  notice  from  the  Trustee  or the
Custodian,  as its agent,  of the  Material  Defect and if the  Mortgage  Loan
Seller does not correct or cure such  Material  Defect  within such period and
such  defect   materially   and   adversely   affects  the  interests  of  the
Certificateholders  in the related  Mortgage  Loan,  the Mortgage  Loan Seller will,  in accordance  with the terms of the Pooling and  Servicing  Agreement, within 90 days of the date of notice,  provide the Trustee  with a  Substitute
Mortgage  Loan (if  within  two years of the  Closing  Date) or  purchase  the related  Mortgage Loan at the  applicable  Purchase  Price;  provided that, if such  defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage"  as  defined  in  Section  860G(a)(3)  of the Code,  any such  cure, repurchase  or  substitution  must  occur  within  90 days  from the date such breach was discovered;  provided,  however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original  security instrument or  intervening  assignments  thereof,  or a certified copy because the originals of such  documents,  or a certified copy, have not been returned by  the  applicable  jurisdiction,  the  Mortgage  Loan  Seller  shall  not be required to purchase such  Mortgage Loan if the Mortgage Loan Seller  delivers such original  documents or certified  copy  promptly upon receipt,  but in no event later than 360 days after the Closing  Date.  The  foregoing  repurchase obligation  shall not apply in the event that the Mortgage  Loan Seller cannot deliver such  original or copy of any document  submitted for recording to the appropriate  recording  office in the  applicable  jurisdiction  because  such document  has not been  returned by such  office;  provided  that the Mortgage
Loan  Seller  shall  instead  deliver a  recording  receipt of such  recording office or, if such receipt is not  available,  a certificate  of Mortgage Loan
Seller  or a  Servicing  Officer  confirming  that  such  documents  have been accepted for recording,  and delivery to the Trustee or the Custodian,  as its agent,  shall be effected by the Mortgage  Loan Seller  within  thirty days of its receipt of the original recorded document.

            (v)   At the time of any  substitution,  the Mortgage  Loan Seller shall  deliver or cause to be delivered  the  Substitute  Mortgage  Loan,  the related  Mortgage  File and any other  documents  and payments  required to be delivered  in  connection  with a  substitution  pursuant  to the  Pooling and
Servicing Agreement. At the time of any purchase or substitution,  the Trustee shall  (i)  assign  to the  Mortgage  Loan  Seller  and  release  or cause the
Custodian  to  release  the  documents  (including,  but not  limited  to, the
Mortgage,  Mortgage  Note and  other  contents  of the  Mortgage  File) in its possession  or in the  possession  of the  Custodian  relating  to the Deleted
Mortgage  Loan and (ii)  execute and deliver such  instruments  of transfer or assignment,  in each case without  recourse,  as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

                                       6

            SECTION 6.  Recordation of Assignments of Mortgage.Recordation of
Assignments of Mortgage.

            (i)   The Mortgage Loan Seller shall,  promptly  after the Closing
Date,  cause each  Mortgage and each  assignment of Mortgage from the Mortgage
Loan Seller to the Trustee,  and all unrecorded  intervening  assignments,  if any,  delivered  on or  prior  to the  Closing  Date,  to be  recorded  in all recording offices in the jurisdictions where the related Mortgaged  Properties are located; provided,  however, the Mortgage Loan Seller need not cause to be recorded  any  assignment  which  relates  to a  Mortgage  Loan  if  (a)  such recordation  is not  required by the Rating  Agencies or an Opinion of Counsel has been  provided to the Trustee  which states that the  recordation  of such assignment is not  necessary to protect the Trustee's  interest in the related
Mortgage  Loan  or (b)  MERS  is  identified  on the  Mortgage  or a  properly recorded  assignment  of the  Mortgage,  as the  Mortgagee of record solely as nominee  for  the  Mortgage  Loan  Seller  and  its  successors  and  assigns;
provided,  however,  notwithstanding  the  delivery of any Opinion of Counsel, each  assignment of Mortgage  shall be submitted for recording by the Mortgage
Loan Seller in the manner  described above, at no expense to the Trust Fund or
Trustee,  upon  the  earliest  to  occur of (i)  reasonable  direction  by the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust,  (ii) the  occurrence  of an Event of Default,
(iii) the occurrence of a bankruptcy,  insolvency or  foreclosure  relating to the Mortgage Loan Seller and (iv) the  occurrence  of a servicing  transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

            While each such  Mortgage  or  assignment  is being  recorded,  if necessary,  the Mortgage  Loan Seller shall leave or cause to be left with the
Trustee a certified  copy of such Mortgage or  assignment.  In the event that, within 180 days of the Closing  Date,  the  Trustee  has not been  provided an
Opinion of Counsel as described  above or received  evidence of recording with respect to each  Mortgage  Loan  delivered  to the  Purchaser  pursuant to the terms  hereof or as set forth  above,  the  failure  to  provide  evidence  of recording or such Opinion of Counsel (in the  alternative,  if required) shall be considered a Material  Defect,  and the  provisions  of Section  5(iii) and
(iv)  shall  apply.  All  customary  recording  fees and  reasonable  expenses relating to the  recordation of the  assignments of mortgage to the Trustee or the Opinion of  Counsel,  as the case may be,  shall be borne by the  Mortgage
Loan Seller.

            (ii)  It is the  express  intent of the  parties  hereto  that the conveyance  of  the  Mortgage  Loans  by  the  Mortgage  Loan  Seller  to  the
Purchaser,  as  contemplated  by this Agreement be, and be treated as, a sale.
It is,  further,  not the  intention  of the parties that such  conveyance  be deemed a pledge  of the  Mortgage  Loans by the  Mortgage  Loan  Seller to the
Purchaser to secure a debt or other  obligation  of the Mortgage  Loan Seller.
However,  in the event that,  notwithstanding  the intent of the parties,  the
Mortgage  Loans are held by a court to continue to be property of the Mortgage
Loan  Seller,  then (a) this  Agreement  shall also be deemed to be a security agreement  within  the  meaning  of  Articles  9  of  the  applicable  Uniform
Commercial  Code;  (b) the transfer of the Mortgage  Loans provided for herein shall be deemed to be a grant by the Mortgage  Loan Seller to the Purchaser of a security  interest in all of the Mortgage  Loan  Seller's  right,  title and interest in and to the Mortgage  Loans and all amounts  payable to the holders of the Mortgage  Loans in  accordance  with the terms thereof and all proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash, instruments,  securities or other property,  to the extent the Purchaser would otherwise  be entitled to own such  Mortgage  Loans and  proceeds  pursuant to
Section 4 hereof,  including all amounts, other than investment earnings, from time to time held or invested in any accounts  created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments,  securities or other  property;  (c) the  possession  by the  Purchaser  or the Trustee of
Mortgage  Notes and such other items of property  as  constitute  instruments,
money,   negotiable   documents  or  chattel  paper  shall  be  deemed  to  be
"possession  by the secured  party" for  purposes of  perfecting  the security
interest   pursuant  to  Section  9-313  (or  comparable   provision)  of  the
applicable  Uniform  Commercial Code; and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments, receipts or confirmations from,  financial  intermediaries,  bailees or agents
(as  applicable) of the Purchaser for the purpose of perfecting  such security interest  under  applicable  law.  Any  assignment  of  the  interest  of  the
Purchaser  pursuant  to any  provision  hereof or  pursuant to the Pooling and
Servicing  Agreement  shall also be deemed to be an assignment of any security interest created hereby.  The Mortgage Loan Seller and the Purchaser shall, to the  extent  consistent  with  this  Agreement,  take such  actions  as may be reasonably  necessary to ensure that, if this  Agreement were deemed to create a security  interest in the Mortgage  Loans,  such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be  maintained  as such  throughout  the term of the  Pooling and
Servicing Agreement.

                                       7

            SECTION 7.  Representations  and  Warranties  of  Mortgage  Loan
Seller  Concerning  the Mortgage  Loans.  Representations  and  Warranties of
Mortgage Loan Seller  Concerning the Mortgage Loans.  The Mortgage Loan Seller
hereby  represents  and  warrants to the  Purchaser  as of the Closing Date or such other date as may be specified  below with respect to each  Mortgage Loan being sold by it:

            (i)   the  information  set forth in the  Mortgage  Loan  Schedule hereto  is true and  correct  in all  material  respects  and the  information provided to the Rating Agencies,  including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

            (ii)  immediately  prior to the  transfer  to the  Purchaser,  the
Mortgage  Loan  Seller  was the sole owner of  beneficial  title and holder of each  Mortgage  and  Mortgage  Note  relating  to the  Mortgage  Loans  and is conveying  the  same to the  Purchaser  free and  clear of any and all  liens, claims, encumbrances,  participation interests,  equities, pledges, charges or security  interests of any nature and the Mortgage  Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

            (iii) each  Mortgage  Loan at the time it was made complied in all material  respects  with  all  applicable  laws  and  regulations,  including, without limitation, usury, equal credit opportunity,  disclosure and recording laws and all predatory  lending laws; and each Mortgage Loan has been serviced
in  all  material   respects  in  accordance  with  all  applicable  laws  and regulations,  including, without limitation,  usury, equal credit opportunity, disclosure and recording laws and all predatory  lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

            (iv)  there is no monetary  default existing under any Mortgage or the related  Mortgage  Note and there is no  material  event  which,  with the passage  of time or  with  notice  and the  expiration  of any  grace  or cure period,  would  constitute  a default,  breach or event of  acceleration;  and neither the Mortgage Loan Seller,  any of its  affiliates  nor any servicer of any related  Mortgage  Loan has taken any action to waive any default,  breach or event of  acceleration;  no  foreclosure  action is  threatened or has been commenced with respect to the Mortgage Loan;

                                       8

            (v)   the terms of the  Mortgage  Note and the  Mortgage  have not been impaired,  waived, altered or modified in any respect,  except by written instruments,  (i) if required by law in the  jurisdiction  where the Mortgaged
Property  is  located,  or (ii) to protect  the  interests  of the  Trustee on behalf of the Certificateholders;

            (vi)  no selection  procedure  reasonably believed by the Mortgage
Loan  Seller to be  adverse to the  interests  of the  Certificateholders  was utilized in selecting the Mortgage Loans;

            (vii) each Mortgage is a valid and  enforceable  first lien on the property  securing the related  Mortgage Note and each  Mortgaged  Property is owned by the  Mortgagor in fee simple  (except with respect to common areas in the case of  condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term  longer than the term of the related  Mortgage,  subject  only to (i) the
lien  of  current  real  property  taxes  and  assessments,   (ii)  covenants,
conditions  and  restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions being  acceptable to mortgage lending  institutions  generally or specifically reflected in the appraisal  obtained in connection with the origination of the related  Mortgage Loan or referred to in the lender's title  insurance  policy delivered  to the  originator  of the  related  Mortgage  Loan and (iii) other matters to which like properties are commonly  subject which do not materially interfere  with the benefits of the  security  intended to be provided by such
Mortgage;

            (viii)      there is no mechanics'  lien or claim for work,  labor
or material  affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with,  the lien of such Mortgage  except those which are  insured  against by the title  insurance  policy  referred  to in (xiiii)
below;

            (ix)  as of the Cut-off  Date,  to the best of the  Mortgage  Loan
Seller's  knowledge,  there was no delinquent  tax or assessment  lien against the  property  subject  to any  Mortgage,  except  where  such  lien was being contested  in good faith and a stay had been  granted  against  levying on the property;

            (x)   there is no valid  offset,  defense or  counterclaim  to any
Mortgage Note or Mortgage,  including  the  obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

            (xi)  to the best of the Mortgage Loan Seller's knowledge,  except to the  extent  insurance  is in place  which  will  cover  such  damage,  the physical  property  subject to any Mortgage is free of material  damage and is in good repair and there is no proceeding  pending or threatened for the total or partial condemnation of any Mortgaged Property;

                                       9

            (xii) to the best of the Mortgage  Loan  Seller's  knowledge,  the
Mortgaged  Property and all improvements  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (xiii)      a lender's title insurance  policy (on an ALTA or CLTA
form)  or  binder,  or other  assurance  of title  customary  in the  relevant jurisdiction  therefor in a form  acceptable to Fannie Mae or Freddie Mac, was issued on the date that each  Mortgage  Loan was created by a title  insurance company  which,  to the best of the  Mortgage  Loan  Seller's  knowledge,  was qualified  to do business  in the  jurisdiction  where the  related  Mortgaged
Property is located,  insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first  priority  lien on the related  Mortgaged
Property in the original  principal  amount of the Mortgage Loan. The Mortgage
Loan Seller is the sole insured under such lender's  title  insurance  policy, and such  policy,  binder or  assurance is valid and remains in full force and
effect,  and  each  such  policy,   binder  or  assurance  shall  contain  all
applicable  endorsements  including a negative  amortization  endorsement,  if applicable;

            (xiv) at the time of origination,  each Mortgaged Property was the subject of an appraisal  which conformed to the  underwriting  requirements of the originator of the Mortgage Loan;

            (xv)  as of the Closing Date, the  improvements  on each Mortgaged
Property  securing  a  Mortgage  Loan  are  insured  (by an  insurer  which is acceptable to the Mortgage Loan Seller)  against loss by fire and such hazards as are covered under a standard  extended  coverage  endorsement in the locale in which the  Mortgaged  Property is located,  in an amount  which is not less than the lesser of the maximum  insurable value of the  improvements  securing such Mortgage Loan or the outstanding  principal balance of the Mortgage Loan, but in no event in an amount  less than an amount  that is required to prevent the  Mortgagor  from  being  deemed  to be a  co-insurer  thereunder;  if  the improvement  on the Mortgaged  Property is a condominium  unit, it is included under the coverage  afforded by a blanket policy for the condominium  project;
if upon  origination of the related  Mortgage Loan,  the  improvements  on the
Mortgaged Property were in an area identified as a federally  designated flood area,  a  flood  insurance  policy  is in  effect  in an  amount  representing coverage not less than the least of (i) the outstanding  principal  balance of the Mortgage Loan, (ii) the restorable  cost of  improvements  located on such
Mortgaged  Property or (iii) the maximum coverage available under federal law;
and  each  Mortgage  obligates  the  Mortgagor   thereunder  to  maintain  the
insurance referred to above at the Mortgagor's cost and expense;

            (xvi) each Mortgage Loan constitutes a "qualified  mortgage" under
Section   860G(a)(3)(A)   of  the  Code  and   Treasury   Regulation   Section
1.860G-2(a)(1), (2), (4), (5) and (6);

            (xvii)      each Mortgage  Loan was  originated or funded by (a) a
savings and loan  association,  savings bank,  commercial bank,  credit union, insurance  company or similar  institution which is supervised and examined by a federal or state  authority (or originated by (i) a subsidiary of any of the foregoing  institutions  which subsidiary is actually  supervised and examined by applicable regulatory  authorities or (ii) a mortgage loan correspondent of any  of the  foregoing  and  that  was  originated  pursuant  to the  criteria established  by any of the  foregoing)  or  (b) a  mortgagee  approved  by the
Secretary  of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act, as amended;

                                       10

            (xviii)     none of the  Mortgage  Loans are (a) loans  subject to
12 CFR Part 226.31,  12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z,
the  regulation  implementing  TILA,  which  implements the Home Ownership and
Equity  Protection Act of 1994, as amended or (b) "high cost home,"  "covered"
(excluding  home loans  defined as "covered home loans" in the New Jersey Home
Ownership  Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004),  "high risk home" or "predatory" loans under any applicable state,  federal or local law (or a similarly  classified  loan using different terminology under a law imposing heightened  regulatory scrutiny or additional legal  liability for  residential  mortgage loans having high interest  rates, points and/or fees);

            (xix) no  Mortgage  Loan (a) is a "high  cost  loan"  or  "covered loan" as  applicable (as such terms are defined in Standard & Poor's  LEVELS(R)
Glossary,  Version 5.6 Revised,  Appendix E,  attached  hereto as Exhibit 6 or
(b) was  originated  on or after  October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

            (xx)  the  information  set forth in Schedule A of the  Prospectus
Supplement  with  respect  to the  Mortgage  Loans is true and  correct in all material respects;

            (xxi) no  proceeds  of any  Mortgage  Loans in Loan  Group II-1 or
Loan  Group  II-3 have been used to finance  single-premium  credit  insurance policies;

            (xxii)      none of the Mortgage  Loans in Loan Group II-1 or Loan
Group  II-3  impose a  prepayment  penalty  for a term in excess of five years from the origination date;

            (xxiii) with respect to each  Mortgage  Loan in Loan Group II-1 or
Loan Group II-3,  information  regarding the borrower  credit files related to such  Mortgage  Loan  has been  furnished  to  credit  reporting  agencies  in compliance  with the  provisions  of the  Fair  Credit  Reporting  Act and the applicable implementing regulations;

            (xxiv)      each Mortgage Loan was  originated in accordance  with
the underwriting guidelines of the related originator;

            (xxv).each  original  Mortgage  has  been  recorded  or is in  the process of being recorded in accordance with the  requirements of Section 2.01 of the  Pooling  and  Servicing  Agreement  in the  appropriate  jurisdictions wherein  such  recordation  is required  to perfect  the lien  thereof for the benefit of the Trust Fund;

            (xxvi)      the  related   Mortgage  File  contains  each  of  the
documents and instruments  listed in Section 2.01 of the Pooling and Servicing
Agreement, subject to any exceptions,  substitutions and qualifications as are set forth in such Section;

            (xxvii)  the  Mortgage  Loans  are  currently  being  serviced  in accordance with accepted servicing practices;

                                       11

            (xxiii)     at the time of  origination,  each Mortgaged  Property
was  the  subject  of  an  appraisal  which  conformed  to  the   underwriting
requirements  of the  originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination;

            (xxiv)      none  of  the  Mortgage  Loans  that  are  secured  by
property  located in the State of Illinois are in violation of the  provisions of the Illinois Interest Act; and

            (xxv) with  respect to each  Mortgage  Loan that has a  prepayment penalty  feature,  each such  prepayment  penalty is  enforceable  and will be enforced by the Mortgage Loan Seller and each prepayment  penalty is permitted pursuant to federal,  state and local law,  provided that (i) no Mortgage Loan will impose a  prepayment  penalty for a term in excess of five years from the date such Mortgage Loan was originated and (ii) such prepayment  penalty is at least  equal  to  the  lesser  of  (A)  the  maximum  amount  permitted  under applicable law and (B) six months  interest at the related  Mortgage  Interest
Rate on the amount prepaid in excess of 20% of the original  principal balance of such Mortgage Loan.

            It  is  understood  and  agreed  that  the   representations   and
warranties  set  forth in this  Section  7 will  inure to the  benefit  of the
Purchaser,  its successors  and assigns,  notwithstanding  any  restrictive or qualified  endorsement  on any Mortgage  Note or assignment of Mortgage or the examination of any Mortgage File. Upon any  substitution  for a Mortgage Loan, the  representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute  Mortgage Loan as of the date of substitution.

            Upon  discovery or receipt of notice by the Mortgage  Loan Seller, the Purchaser or the Trustee of a breach of any  representation or warranty of the  Mortgage  Loan Seller set forth in this  Section 7 which  materially  and
adversely   affects  the  value  of  the  interests  of  the  Purchaser,   the
Certificateholders  or the Trustee in any of the Mortgage  Loans  delivered to the Purchaser  pursuant to this Agreement,  the party discovering or receiving notice of such breach shall give prompt written  notice to the others.  In the case of any such  breach of a  representation  or  warranty  set forth in this
Section 7,  within 90 days from the date of  discovery  by the  Mortgage  Loan
Seller,  or the date  the  Mortgage  Loan  Seller  is  notified  by the  party discovering or receiving  notice of such breach  (whichever  occurs  earlier), the Mortgage  Loan Seller will (i) cure such breach in all material  respects,
(ii) purchase the affected  Mortgage Loan at the applicable  Purchase Price or
(iii) if  within  two  years of the  Closing  Date,  substitute  a  qualifying
Substitute  Mortgage Loan in exchange for such Mortgage Loan. The  obligations of the  Mortgage  Loan Seller to cure,  purchase or  substitute  a  qualifying
Substitute  Mortgage Loan shall constitute the Purchaser's,  the Trustee's and the  Certificateholder's  sole and exclusive  remedies under this Agreement or otherwise  respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans,  except for the obligation of the Mortgage Loan
Seller to indemnify  the Purchaser for such breach as set forth in and limited by Section 13 hereof.  It is  understood  by the parties  hereto that a breach of  the  representations  and  warranties  made  in  any  of  clause  (xviii),
(xix)(b),  (xxi),  (xxii)  or  (xxiii)  of this  Section  7 will be  deemed to materially  and adversely  affect the value of the interests of the Purchaser, the Certificateholders or the Trustee in the related Mortgage Loan.

                                       12

            Any cause of action  against the Mortgage  Loan Seller or relating
to  or  arising  out  of  a  breach  by  the  Mortgage   Loan  Seller  of  any
representations  and warranties  made in this Section 7 shall accrue as to any
Mortgage  Loan upon (i)  discovery of such breach by the Mortgage  Loan Seller or notice  thereof by the party  discovering  such breach and (ii)  failure by the Mortgage  Loan Seller to cure such breach,  purchase such Mortgage Loan or substitute  a  qualifying  Substitute  Mortgage  Loan  pursuant  to the  terms hereof.

             SECTION 8. Representations   and   Warranties   Concerning  the
Mortgage Loan  Seller.Representations  and Warranties Concerning the Mortgage
Loan Seller.  As of the date hereof and as of the Closing  Date,  the Mortgage
Loan  Seller  represents  and  warrants to the  Purchaser  as to itself in the capacity indicated as follows:

            (i)   the  Mortgage  Loan  Seller  (i)  is  a   corporation   duly
organized,  validly  existing and in good standing under the laws of the State of Delaware and (ii) is qualified  and in good standing to do business in each jurisdiction where such  qualification is necessary,  except where the failure so to qualify  would not  reasonably  be expected  to have a material  adverse effect on the Mortgage  Loan  Seller's  business as presently  conducted or on the  Mortgage  Loan  Sellers  ability  to enter  into  this  Agreement  and to consummate the transactions contemplated hereby;

            (ii)  the  Mortgage  Loan Seller has full  corporate  power to own its  property,  to carry on its business as presently  conducted  and to enter into and perform its obligations under this Agreement;

            (iii) the  execution  and delivery by the Mortgage  Loan Seller of this Agreement have been duly  authorized by all necessary  action on the part of the Mortgage  Loan Seller;  and neither the  execution and delivery of this
Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance  with the  provisions  hereof,  will  conflict  with or result in a breach of, or constitute a default  under,  any of the  provisions of any law, governmental  rule,  regulation,  judgment,  decree  or order  binding  on the
Mortgage  Loan  Seller or its  properties  or the  charter  or  by-laws of the
Mortgage  Loan Seller,  except  those  conflicts,  breaches or defaults  which would not  reasonably  be  expected to have a material  adverse  effect on the
Mortgage Loan Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv)  the  execution,  delivery  and  performance  by the Mortgage
Loan  Seller  of this  Agreement  and  the  consummation  of the  transactions contemplated  hereby do not require the consent or approval  of, the giving of notice  to,  the  registration  with,  or the  taking of any  other  action in respect  of, any state,  federal or other  governmental  authority  or agency, except those consents, approvals,  notices,  registrations or other actions as have  already  been  obtained,  given  or made  and,  in  connection  with the recordation of the  Mortgages,  powers of attorney or assignments of Mortgages not yet completed;

            (v)   this  Agreement  has been duly executed and delivered by the
Mortgage Loan Seller and, assuming due  authorization,  execution and delivery by the Purchaser,  constitutes a valid and binding  obligation of the Mortgage
Loan Seller  enforceable  against it in accordance  with its terms (subject to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

                                       13

            (vi)  there are no actions,  suits or  proceedings  pending or, to the  knowledge of the Mortgage  Loan Seller,  threatened  against the Mortgage
Loan Seller,  before or by any court,  administrative  agency,  arbitrator  or governmental body (i) with respect to any of the transactions  contemplated by this  Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined  adversely to the Mortgage Loan
Seller  and  will  if  determined   adversely  to  the  Mortgage  Loan  Seller
materially and adversely  affect the Mortgage Loan Seller's ability to perform its obligations  under this Agreement;  and the Mortgage Loan Seller is not in default  with  respect  to any  order  of any  court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement; and

            (vii) the  Mortgage  Loan  Seller's  Information   (identified  in
Exhibit 3 hereof) does not include any untrue  statement of a material fact or omit to state a material fact necessary in order to make the statements  made, in light of the circumstances under which they were made, not misleading.

            SECTION 9.  Representations   and   Warranties   Concerning  the
Purchaser.Representations  and Warranties Concerning the Purchaser.  As of the
date hereof and as of the Closing Date, the Purchaser  represents and warrants to the Mortgage Loan Seller as follows:

            (i)   the Purchaser (i) is a corporation  duly organized,  validly existing  and in good  standing  under the laws of the State of  Delaware  and
(ii)  is  qualified  and in  good  standing  as a  foreign  corporation  to do business in each jurisdiction  where such  qualification is necessary,  except where the  failure so to qualify  would not  reasonably  be expected to have a material adverse effect on the Purchaser's  business as presently conducted or on the Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii)  the Purchaser has full corporate  power to own its property, to carry on its business as presently  conducted and to enter into and perform its obligations under this Agreement;

            (iii) the   execution  and  delivery  by  the  Purchaser  of  this
Agreement have been duly authorized by all necessary  corporate  action on the part  of the  Purchaser;  and  neither  the  execution  and  delivery  of this
Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance  with the  provisions  hereof,  will  conflict  with or result in a breach of, or constitute a default  under,  any of the  provisions of any law, governmental  rule,  regulation,  judgment,  decree  or order  binding  on the
Purchaser or its  properties  or the articles of  incorporation  or by-laws of the Purchaser,  except those  conflicts,  breaches or defaults which would not reasonably be expected to have a material  adverse  effect on the  Purchaser's ability  to enter  into this  Agreement  and to  consummate  the  transactions contemplated hereby;

            (iv)  the execution,  delivery and performance by the Purchaser of this Agreement and the  consummation of the transactions  contemplated  hereby do not  require  the  consent  or  approval  of,  the giving of notice to, the registration  with,  or the  taking of any other  action in  respect  of,  any state,  federal  or other  governmental  authority  or  agency,  except  those consents, approvals,  notices,  registrations or other actions as have already been obtained, given or made;

                                       14

            (v)   this  Agreement  has been duly executed and delivered by the
Purchaser  and,  assuming  due  authorization,  execution  and delivery by the
Mortgage  Loan  Seller,  constitutes  a valid and  binding  obligation  of the
Purchaser  enforceable  against it in  accordance  with its terms  (subject to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the knowledge of the Purchaser,  threatened  against the Purchaser,  before or by any court,  administrative agency, arbitrator or governmental body (i) with respect to any of the  transactions  contemplated  by this  Agreement  or (ii)
with respect to any other matter which in the judgment of the  Purchaser  will be determined  adversely to the Purchaser and will if determined  adversely to the Purchaser  materially  and  adversely  affect the  Purchaser's  ability to perform its  obligations  under this  Agreement;  and the  Purchaser is not in default  with  respect  to any  order  of any  court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement; and

            (vii) the  Purchaser's   Information   (identified  in  Exhibit  4
hereof) does not include any untrue  statement  of a material  fact or omit to state a material  fact  necessary  in order to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

            SECTION 10. Conditions to Closing.Conditions to Closing.

            (1)   The  obligations of the Purchaser  under this Agreement will be  subject  to the  satisfaction,  on or prior to the  Closing  Date,  of the following conditions:

                  (a)   Each of the  obligations  of the Mortgage  Loan Seller
      required to be  performed  at or prior to the Closing  Date  pursuant to the terms of this Agreement  shall have been duly performed and complied
      with  in  all  material  respects;   all  of  the   representations  and
      warranties  of the Mortgage  Loan Seller under this  Agreement  shall be true  and  correct  as of the date or dates  specified  in all  material respects;  and no event shall have  occurred  which,  with notice or the passage of time,  would  constitute a default under this  Agreement,  or the  Pooling  and  Servicing  Agreement;  and the  Purchaser  shall have received  certificates  to that effect signed by authorized  officers of the Mortgage Loan Seller.

                  (b)   The   Purchaser   shall  have   received  all  of  the
      following  closing  documents,  in such  forms  as are  agreed  upon and
      reasonably   acceptable   to  the   Purchaser,   duly  executed  by  all
      signatories  other  than  the  Purchaser  as  required  pursuant  to the respective terms thereof:

                        (i)   If required  pursuant  to Section 3 hereof,  the
            Amendment dated as of the Closing Date and any documents  referred to therein;

                        (ii)  If required  pursuant  to Section 3 hereof,  the
            Final Mortgage Loan Schedule  containing the information set forth on Exhibit 2 hereto,  one copy to be attached to each  counterpart of the Amendment;

                                       15

                        (iii) The Pooling  and  Servicing  Agreement,  in form
            and  substance  reasonably  satisfactory  to the  Trustee  and the
            Purchaser,  and all  documents  required  thereby duly executed by all signatories;

                        (iv)  A  certificate  of an  officer  of the  Mortgage
            Loan Seller  dated as of the Closing  Date,  in a form  reasonably acceptable to the  Purchaser,  and attached  thereto copies of the charter and by-laws of the  Mortgage  Loan Seller and  evidence as to the good  standing of the  Mortgage  Loan Seller  dated as of a recent date;

                        (v)   One  or  more   opinions  of  counsel  from  the
            Mortgage  Loan  Seller's  counsel  otherwise in form and substance reasonably  satisfactory  to the  Purchaser,  the Trustee and each
            Rating Agency;

                        (vi)  A  letter  from  each  of  the  Rating  Agencies
            giving  each  Class of  Certificates  set forth on  Schedule A the rating set forth on Schedule A; and

                        (vii) Such other  documents,  certificates  (including
            additional  representations and warranties) and opinions as may be reasonably  necessary  to secure the  intended  ratings  from each
            Rating Agency for the Certificates.

                  (c)   The  Certificates to be sold to Bear Stearns  pursuant
      to  the   Underwriting   Agreement  and  the  Purchase   Agreement,   if
      applicable, shall have been issued and sold to Bear Stearns.

                  (d)   The Mortgage  Loan Seller shall have  furnished to the
      Purchaser  such other  certificates  of its  officers or others and such other  documents and opinions of counsel to evidence  fulfillment of the
      conditions   set   forth  in  this   Agreement   and  the   transactions
      contemplated  hereby as the  Purchaser  and its counsel  may  reasonably request.

            (2)   The  obligations  of the  Mortgage  Loan  Seller  under this
Agreement  shall be subject to the  satisfaction,  on or prior to the  Closing
Date, of the following conditions:

                  (a)   The  obligations  of  the  Purchaser  required  to  be
      performed  by it on or prior to the Closing  Date  pursuant to the terms of this  Agreement  shall have been duly  performed and complied with in all material respects,  and all of the representations and warranties of the  Purchaser  under this  Agreement  shall be true and  correct in all material  respects as of the date hereof and as of the Closing Date, and no event shall have  occurred  which would  constitute a breach by it of the terms of this  Agreement,  and the  Mortgage  Loan Seller shall have received a certificate  to that effect  signed by an authorized  officer of the Purchaser.

                                       16

                  (b)   The Mortgage  Loan Seller shall have  received  copies
      of all of the following closing  documents,  in such forms as are agreed upon  and  reasonably  acceptable  to the  Mortgage  Loan  Seller,  duly executed  by all  signatories  other than the  Mortgage  Loan  Seller as required pursuant to the respective terms thereof:

                        (i)   If required  pursuant  to Section 3 hereof,  the
            Amendment dated as of the Closing Date and any documents  referred to therein;

                        (ii)  The Pooling  and  Servicing  Agreement,  in form
            and  substance  reasonably   satisfactory  to  the  Mortgage  Loan
            Seller,  and all documents  required  thereby duly executed by all signatories;

                        (iii) A  certificate  of an officer  of the  Purchaser
            dated as of the Closing Date, in a form  reasonably  acceptable to the Mortgage  Loan  Seller,  and  attached  thereto  copies of the
            Purchaser's  articles of incorporation  and by-laws,  and evidence as to the  good  standing  of the  Purchaser  dated as of a recent date;

                        (iv)  One  or  more   opinions  of  counsel  from  the
            Purchaser's counsel in form and substance reasonably  satisfactory to the Mortgage Loan Seller; and

                        (v)   Such other  documents,  certificates  (including
            additional  representations and warranties) and opinions as may be reasonably  necessary  to secure  the  intended  rating  from each
            Rating Agency for the Certificates.

            SECTION 11. Fees  and  Expenses.Fees  and  Expenses.   Subject  to
Section 16 hereof,  the Mortgage  Loan Seller shall pay on the Closing Date or such  later  date  as may be  agreed  to by the  Purchaser  (i) the  fees  and expenses of the Mortgage Loan Seller's  attorneys and the reasonable  fees and expenses of the Purchaser's attorneys,  (ii) the fees and expenses of Deloitte
& Touche LLP, (iii) the fee for the use of Purchaser's  Registration Statement
based on the aggregate  original  principal amount of the Certificates and the filing  fee  of  the  Commission  as in  effect  on  the  date  on  which  the
Registration  Statement  was  declared  effective,  (iv) the fees and expenses including  counsel's  fees and expenses in connection  with any "blue sky" and legal  investment  matters,  (v) the fees and  expenses of the  Trustee  which shall  include  without  limitation  the fees and expenses of the Trustee (and the fees and  disbursements  of its  counsel)  with  respect  to (A) legal and document review of this Agreement,  the Pooling and Servicing  Agreement,  the
Certificates  and related  agreements,  (B)  attendance at the Closing and (C)
review  of the  Mortgage  Loans  to be  performed  by the  Trustee,  (vi)  the
expenses  for  printing  or  otherwise   reproducing  the  Certificates,   the
Prospectus and the Prospectus Supplement,  (vii) the fees and expenses of each
Rating  Agency  (both  initial  and  ongoing),  (viii)  the fees and  expenses
relating  to  the  preparation   and   recordation  of  mortgage   assignments
(including  intervening  assignments,  if any and if available,  to evidence a complete chain of title from the  originator  thereof to the Trustee) from the
Mortgage  Loan Seller to the Trustee or the  expenses  relating to the Opinion of Counsel  referred to in Section 6(i)  hereof,  as the case may be, and (ix)
Mortgage  File  due  diligence  expenses  and  other  out-of-pocket   expenses
incurred by the  Purchaser  in  connection  with the  purchase of the Mortgage
Loans and by Bear  Stearns in  connection  with the sale of the  Certificates.
The  Mortgage  Loan Seller  additionally  agrees to pay  directly to any third party on a timely basis the fees  provided for above which are charged by such third party and which are billed periodically.

                                       17

            SECTION 12. Accountants' Letters.Accountants' Letters.

            (i) Deloitte & Touche LLP will review the  characteristics of a sample of the Mortgage Loans  described in the Final Mortgage Loan Schedule and will compare those  characteristics  to the  description  of the Mortgage Loans contained in the Prospectus  Supplement under the captions  "Summary of Terms -
The Mortgage Pool" and  "Description  of the Mortgage  Loans" and in Schedule A
thereto.  The Mortgage Loan Seller will  cooperate with the Purchaser in making available all information and taking all steps  reasonably  necessary to permit such  accountants to complete the review and to deliver the letters required of them under the  Underwriting  Agreement.  Deloitte  &  Touche LLP will also confirm  certain  calculations  as set  forth  under  the  caption  "Yield  and
Prepayment Considerations" in the Prospectus Supplement.

            (ii)  To the extent  statistical  information  with respect to the
Master   Servicer's   servicing   portfolio  is  included  in  the  Prospectus
Supplement  under  the  caption  "The  Master  Servicer,"  a  letter  from the certified  public  accountant for the Master Servicer will be delivered to the
Purchaser dated the date of the Prospectus Supplement,  in the form previously agreed to by the Mortgage Loan Seller and the Purchaser,  with respect to such statistical information.

            SECTION 13. Indemnification.Indemnification.

            (i)   The Mortgage  Loan Seller shall  indemnify and hold harmless the Purchaser and its directors,  officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim,  damage or  liability or action in respect  thereof,  to which they or any of them may become subject,  under the Securities Act or otherwise,  insofar as such loss, claim,  damage,  liability  or action  arises out of, or is based upon (i) any untrue  statement of a material fact  contained in the Mortgage Loan Seller's
Information  as  identified  in  Exhibit  3,  the  omission  to  state  in the
Prospectus  Supplement or Prospectus  (or any amendment  thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional  Mortgage
Loan Seller's  Information is identified),  in reliance upon and in conformity with Mortgage Loan Seller's  Information a material fact required to be stated
therein  or  necessary  to  make  the  statements  therein  in  light  of  the
circumstances   in  which   they  were   made,   not   misleading,   (ii)  any
representation  or warranty  assigned or made by the  Mortgage  Loan Seller in
Section 7 or Section 8 hereof  being,  or alleged to be,  untrue or incorrect, or (iii) any failure by the  Mortgage  Loan Seller to perform its  obligations under this  Agreement;  and the  Mortgage  Loan  Seller  shall  reimburse  the
Purchaser and each other  indemnified  party for any legal and other  expenses reasonably  incurred by them in connection with  investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing  indemnity agreement is in addition to any liability which the  Mortgage  Loan Seller  otherwise  may have to the  Purchaser or any other such indemnified party.

            (ii)  The  Purchaser   shall   indemnify  and  hold  harmless  the
Mortgage Loan Seller and its respective  directors,  officers and  controlling persons (as defined in Section 15 of the Securities  Act) from and against any loss, claim,  damage or liability or action in respect thereof,  to which they or any of them may become  subject,  under the  Securities  Act or  otherwise, insofar as such loss, claim, damage,  liability or action arises out of, or is based  upon (a) any  untrue  statement  of a material  fact  contained  in the
Purchaser's  Information  as identified in Exhibit 4, the omission to state in
the  Prospectus   Supplement  or  Prospectus  (or  any  amendment  thereof  or
supplement   thereto  approved  by  the  Purchaser  and  in  which  additional
Purchaser's  Information  is  identified),  in reliance upon and in conformity with the  Purchaser's  Information,  a  material  fact  required  to be stated
therein  or  necessary  to  make  the  statements  therein  in  light  of  the circumstances in which they were made, not misleading,  (b) any representation or warranty  made by the  Purchaser in Section 9 hereof  being,  or alleged to be,  untrue or  incorrect,  or (c) any failure by the Purchaser to perform its obligations  under this  Agreement;  and the  Purchaser  shall  reimburse  the
Mortgage  Loan  Seller,  and each  other  indemnified  party for any legal and other expenses  reasonably  incurred by them in connection with  investigating or defending or preparing to defend any such loss,  claim,  damage,  liability or action. The foregoing  indemnity  agreement is in addition to any liability which the Purchaser  otherwise  may have to the Mortgage  Loan Seller,  or any other such indemnified party,

                                       18

            (iii) Promptly  after  receipt  by  an  indemnified   party  under
subsection  (i) or (ii)  above of notice of the  commencement  of any  action, such  indemnified  party  shall,  if a claim in respect  thereof is to be made against  the  indemnifying  party  under such  subsection,  notify  each party against whom  indemnification  is to be sought in writing of the  commencement thereof (but the failure so to notify an indemnifying  party shall not relieve it from any  liability  which it may have under this  Section 13 except to the extent that it has been prejudiced in any material  respect by such failure or from any liability  which it may have  otherwise).  In case any such action is brought against any indemnified  party, and it notifies an indemnifying  party of the  commencement  thereof,  the  indemnifying  party will be  entitled  to participate  therein  and,  to the  extent  it may  elect  by  written  notice delivered to the  indemnified  party  promptly  (but, in any event,  within 30 days) after  receiving the aforesaid  notice from such  indemnified  party, to assume the  defense  thereof  with  counsel  reasonably  satisfactory  to such indemnified  party.  Notwithstanding  the foregoing,  the indemnified party or parties  shall have the right to employ  its or their own  counsel in any such case,  but the fees and  expenses of such  counsel  shall be at the expense of such  indemnified  party or parties  unless (a) the employment of such counsel shall have been  authorized in writing by one of the  indemnifying  parties in connection  with the  defense of such  action,  (b) the  indemnifying  parties shall not have  employed  counsel to have charge of the defense of such action within a reasonable time after notice of  commencement  of the action,  or (c)
such indemnified  party or parties shall have reasonably  concluded that there is a conflict of interest  between itself or themselves  and the  indemnifying party in the conduct of the defense of any claim or that the  interests of the indemnified party or parties are not substantially  co-extensive with those of the indemnifying party (in which case the indemnifying  parties shall not have the right to direct the  defense of such  action on behalf of the  indemnified party or  parties),  in any of which  events such fees and  expenses  shall be borne by the indemnifying  parties (provided,  however,  that the indemnifying party  shall  be  liable  only for the fees and  expenses  of one  counsel  in addition to one local counsel in the jurisdiction  involved.  Anything in this subsection to the contrary  notwithstanding,  an indemnifying  party shall not be liable  for any  settlement  or any claim or action  effected  without  its written  consent;  provided,  however,  that such consent was not unreasonably withheld.

            (iv)  If the  indemnification  provided for in paragraphs  (i) and
(ii) of this Section 13 shall for any reason be  unavailable to an indemnified party in respect of any loss,  claim,  damage or  liability,  or any action in respect thereof,  referred to in Section 13, then the indemnifying party shall in lieu of indemnifying  the indemnified  party  contribute to the amount paid or payable by such indemnified party as a result of such loss,  claim,  damage or liability,  or action in respect  thereof,  in such  proportion as shall be appropriate  to reflect the relative  benefits  received by the Mortgage  Loan
Seller on the one hand and the  Purchaser  on the other from the  purchase and sale of the Mortgage  Loans,  the offering of the  Certificates  and the other transactions  contemplated  hereunder. No person found liable for a fraudulent misrepresentation  shall be  entitled to  contribution  from any person who is not also found liable for such fraudulent misrepresentation.

                                       19

            (v)   The parties  hereto  agree that  reliance by an  indemnified party on any publicly  available  information or any information or directions furnished by an indemnifying party shall not constitute negligence,  bad faith or willful misconduct by such indemnified party.

            SECTION 14. Notices.Notices.     All    demands,    notices    and
communications  hereunder  shall  be  in  writing  but  may  be  delivered  by facsimile  transmission  subsequently  confirmed  in  writing.  Notices to the
Mortgage  Loan  Seller  shall be  directed to EMC  Mortgage  Corporation,  Mac
Arthur  Ridge II, 909 Hidden  Ridge  Drive,  Suite 200,  Irving,  Texas  75038
(Telecopy:  (972-444-2880)), and notices to the Purchaser shall be directed to
Structured Asset Mortgage  Investments II Inc., 383 Madison Avenue,  New York,
New York 10179 (Telecopy:  (212-272-7206)),  Attention: Baron Silverstein;  or
to any other  address as may  hereafter be furnished by one party to the other party by like  notice.  Any such  demand,  notice or  communication  hereunder shall be deemed to have been  received on the date received at the premises of the addressee (as evidenced,  in the case of registered or certified  mail, by the date  noted on the  return  receipt)  provided  that it is  received  on a
Business  Day during  normal  business  hours and,  if received  after  normal business  hours,  then it shall be deemed to be received on the next  Business
Day.

            SECTION 15. Transfer  of  Mortgage  Loans.Transfer  of  Mortgage
Loans.  The Purchaser  retains the right to assign the Mortgage  Loans and any or all of its  interest  under  this  Agreement  to the  Trustee  without  the consent of the Mortgage Loan Seller,  and, upon such  assignment,  the Trustee shall  succeed to the  applicable  rights  and  obligations  of the  Purchaser hereunder;  provided,  however,  the  Purchaser  shall remain  entitled to the benefits  set  forth in  Sections  11,  13 and 17 hereto  and as  provided  in
Section 2(i).  Notwithstanding the foregoing, the sole and exclusive right and remedy  of the  Trustee  with  respect  to a  breach  of a  representation  or warranty  of  the  Mortgage  Loan  Seller  shall  be  the  cure,  purchase  or substitution  obligations of the Mortgage Loan Seller  contained in Sections 5 and 7 hereof.

            SECTION 16. Termination.Termination.   This   Agreement   may   be
terminated  (a) by the  mutual  consent  of the  parties  hereto  prior to the
Closing Date,  (b) by the  Purchaser,  if the  conditions  to the  Purchaser's obligation  to close set forth under Section 10(1) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage  Loan Seller,  if the conditions to the Mortgage  Loan Seller's  obligation to close set forth under
Section  10(2) hereof are not  fulfilled as and when required to be fulfilled.
In the event of  termination  pursuant to clause (b), the Mortgage Loan Seller shall  pay,  and in the  event of  termination  pursuant  to clause  (c),  the
Purchaser  shall pay, all reasonable  out-of-pocket  expenses  incurred by the other in connection with the transactions  contemplated by this Agreement.  In the  event of a  termination  pursuant  to clause  (a),  each  party  shall be responsible for its own expenses.

            SECTION 17. Representations, Warranties and Agreements to Survive
DeliveryRepresentations,  Warranties and Agreements to Survive  Delivery.  All
representations,  warranties and agreements  contained in this  Agreement,  or contained in  certificates  of officers of the Mortgage Loan Seller  submitted pursuant  hereto,  shall  remain  operative  and in full  force and effect and shall  survive  delivery of the Mortgage  Loans to the  Purchaser  (and by the
Purchaser to the Trustee).  Subsequent  to the delivery of the Mortgage  Loans to the Purchaser,  the Mortgage Loan Seller's  representations  and warranties contained  herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually  delivered to the Purchaser and included in the
Final  Mortgage  Loan  Schedule and any  Substitute  Mortgage  Loan and not to
those  Mortgage  Loans  deleted from the  Preliminary  Mortgage  Loan Schedule pursuant  to Section 3 hereof  prior to the  Closing or any  Deleted  Mortgage
Loan.

                                       20

            SECTION 18. Severability.Severability.  If any  provision  of this
Agreement  shall be prohibited or invalid under  applicable law, the Agreement shall be ineffective only to such extent,  without  invalidating the remainder of this Agreement.

            SECTION 19. Counterparts.Counterparts.   This   Agreement  may  be
executed  in  counterparts,  each of  which  will be an  original,  but  which together shall constitute one and the same agreement.

            SECTION 20. Amendment.Amendment.  This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

            SECTION 21. GOVERNING  LAW.Governing  Law. THIS AGREEMENT SHALL BE
DEEMED TO HAVE BEEN MADE AND  PERFORMED  IN THE STATE OF NEW YORK AND SHALL BE
INTERPRETED  IN  ACCORDANCE  WITH THE LAWS OF SUCH  STATE,  WITHOUT  REGARD TO
CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

            SECTION 22. Further  Assurances.Further  Assurances.  Each  of the
parties agrees to execute and deliver such  instruments  and take such actions as  another  party  may,  from time to time,  reasonably  request  in order to effectuate the purpose and to carry out the terms of this Agreement  including any amendments hereto which may be required by either Rating Agency.

            SECTION 23. Successors and  Assigns.Successors  and Assigns.  This
Agreement  shall bind and inure to the  benefit of and be  enforceable  by the
Mortgage  Loan Seller and the  Purchaser and their  permitted  successors  and assigns and, to the extent specified in Section 13 hereof,  Bear Stearns,  and their  directors,  officers  and  controlling  persons  (within the meaning of federal  securities  laws).  The Mortgage Loan Seller  acknowledges and agrees that the  Purchaser  may assign its rights  under this  Agreement  (including,
without   limitation,   with   respect   to   the   Mortgage   Loan   Seller's
representations and warranties  respecting the Mortgage Loans) to the Trustee.
Any person into which the Mortgage  Loan Seller may be merged or  consolidated
(or any  person  resulting  from any  merger or  consolidation  involving  the
Mortgage  Loan  Seller),  any  person  resulting  from a change in form of the
Mortgage Loan Seller or any person  succeeding to the business of the Mortgage
Loan Seller,  shall be considered the  "successor" of the Mortgage Loan Seller hereunder  and shall be  considered  a party hereto  without the  execution or filing of any paper or any  further  act or  consent  on the part of any party hereto.  Except as provided in the two  preceding  sentences and in Section 15 hereto,  this Agreement cannot be assigned,  pledged or hypothecated by either party  hereto  without  the  written  consent  of the  other  parties  to this
Agreement  and any such  assignment  or purported  assignment  shall be deemed null and void.

            SECTION 24. The  Mortgage  Loan  Seller  and  the  Purchaser.The
Mortgage  Loan  Seller and the  Purchaser.  The  Mortgage  Loan Seller and the
Purchaser  will keep in full  effect  all rights as are  necessary  to perform their respective obligations under this Agreement.

                                       21

            SECTION 25. Entire  Agreement.Entire   Agreement.  This  Agreement
contains  the entire  agreement  and  understanding  between the parties  with
respect  to  the  subject  matter   hereof,   and  supersedes  all  prior  and
contemporaneous  agreements,   understandings,   inducements  and  conditions,
express or implied,  oral or written, of any nature whatsoever with respect to the subject matter hereof.

            SECTION 26. No   Partnership.No   Partnership.    Nothing   herein
contained  shall be  deemed or  construed  to  create a  partnership  or joint venture between the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       22

      IN WITNESS  WHEREOF,  the parties  hereto have caused  their names to be signed  hereto by their  respective  duly  authorized  officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION

                                          By:   _______________________________
                                          Name:
                                          Title:

                                          STRUCTURED       ASSET      MORTGAGE
                                          INVESTMENTS II INC.

                                          By:   _______________________________
                                          Name:
                                          Title:

                                       23

                                   EXHIBIT 1
                           CONTENTS OF MORTGAGE FILE

      With respect to each  Mortgage  Loan,  the Mortgage  File shall  include each of the following  items,  which shall be available for  inspection by the
Purchaser or its  designee,  and which shall be delivered to the  Purchaser or its designee pursuant to the terms of the Agreement.

            (i)   The original  Mortgage Note,  endorsed  without  recourse to the order of the Trustee and showing an unbroken  chain of  endorsements from the  original  payee  thereof  to the  Person  endorsing  it to the
      Trustee, or lost note affidavit;

            (ii)  The original  Mortgage and, if the related  Mortgage Loan is a MOM Loan, noting the presence of the MIN and language  indicating that such Mortgage Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording indicated thereon (or if the original Security  Instrument,  assignments to the  Trustee  or  intervening  assignments  thereof  which  have been delivered,  are being  delivered  or will,  upon  receipt  of  recording information  relating to the Security Instrument required to be included thereon,  be delivered to recording  offices for  recording and have not been  returned  to the  Mortgage  Loan  Seller in time to  permit  their recording as specified in Section  2.01(b) of the Pooling and  Servicing
      Agreement, shall be in recordable form);

            (iii)  Unless the Mortgage  Loan is a MOM Loan,  a certified  copy of the assignment  (which may be in the form of a blanket  assignment if permitted  in the  jurisdiction  in  which  the  Mortgaged  Property  is located) to "JPMorgan  Chase Bank,  N.A., as Trustee",  with evidence of recording  with respect to each Mortgage Loan in the name of the Trustee thereon (or if the  original  Security  Instrument,  assignments  to the
      Trustee or intervening  assignments  thereof which have been  delivered, are being  delivered  or will,  upon  receipt of  recording  information relating to the Security  Instrument required to be included thereon, be delivered to recording  offices for recording and have not been returned to the  Mortgage  Loan  Seller  in  time to  permit  their  delivery  as specified  in Section  2.01(b) of the Pooling and  Servicing  Agreement,
      the  Mortgage  Loan  Seller  may  deliver  a true  copy  thereof  with a certification  by the Mortgage  Loan  Seller,  on the face of such copy, substantially  as follows:  "Certified  to be a true and correct copy of the original, which has been transmitted for recording");

            (iv)  All intervening  assignments of the Security Instrument,  if applicable and only to the extent  available to the Mortgage Loan Seller with evidence of recording thereon;

            (v)   The  original  or a copy of the  policy  or  certificate  of primary mortgage guaranty insurance, to the extent available, if any;

            (vi)  The  original  policy  of  title  insurance  or  mortgagee's certificate  of title  insurance  or  commitment  or  binder  for  title insurance; and

            (vii) The originals of all modification agreements,  if applicable and available.

                                      E-1

                                    EXHIBIT 2
                       MORTGAGE LOAN SCHEDULE INFORMATION

      The  Preliminary  and Final Mortgage Loan Schedules  shall set forth the following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original Principal Balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid Principal Balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

                                     E-2-1

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code  indicating  whether the Mortgage Loan is negatively  amortizing;
      and

(x)   which Mortgage Loans adjust after an initial  fixed-rate  period of one, two, three, five, seven and ten years.

Such  schedule also shall set forth for all of the Mortgage  Loans,  the total number of Mortgage  Loans,  the total of each of the amounts  described  under
(k) and (n)  above,  the  weighted  average  by  principal  balance  as of the
Cut-off Date of each of the rates described under (e), (f) and (g) above,  and the weighted average  remaining term to maturity by unpaid  principal  balance as of the Cut-off Date.

                                     E-2-2

                                    EXHIBIT 3

                       MORTGAGE LOAN SELLER'S INFORMATION

      All  information  in  the  Prospectus  Supplement  described  under  the following  Sections:  "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF
THE  MORTGAGE  LOANS"  and  "SCHEDULE  A --  CERTAIN  CHARACTERISTICS  OF  THE
MORTGAGE LOANS."

                                      E-3

                                   EXHIBIT 4

                            PURCHASER'S INFORMATION

      All information in the Prospectus Supplement and the Prospectus,  except the Mortgage Loan Seller's Information.

                                      E-4

                                   EXHIBIT 5

                            SCHEDULE OF LOST NOTES

                                      E-5

                                  EXHIBIT 6

        Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised, Appendix E

                                                        REVISED October 18, 2004

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans governed by  anti-predatory  lending laws in the  Jurisdictions  listed  below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.
Note that certain  loans  classified  by the  relevant  statute as Covered are included in Standard & Poor's High Cost Loan  Category  because they  included thresholds  and tests that are typical of what is  generally  considered  High
Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. Sec. 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code Sec. 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. Sec. 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------
Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. Sec. 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code Sec. 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       Sec. 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------

                                      E-6

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. Sec. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. Sec. 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       Sec. 1639, 12 C.F.R. Secs. 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------
Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, Sec. 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
Indiana                Indiana Home Loan Practices Act,   High Cost Home Loan
                       Ind. Code Ann. Sec 24-9-1-1 et seq.

                       Effective for loans originated
                       on or after January 1, 2005
--------------------------------------------------------------------------------
Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. Sec. 16a-1-101 et seq.        Consumer Loan (id.
                                                          Sec. 16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207   ----------------------
                       became effective April 14, 1999;   High APR Consumer
                       Section 16a-3-308a became          Loan (id. Sec.
                       effective July 1, 1999             16a-3-308a)
--------------------------------------------------------------------------------
Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. Sec.
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, Sec. 8-101 et seq.       Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------

                                      E-7

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       Sec. 32.00 et seq. and 209 C.M.R.
                       Sec. 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------
                       Massachusetts Predatory Home Loan  High Cost Home
                       Practices Act                      Mortgage Loan
                       Mass. Gen. Laws ch. 183C, Sec 1
                       et seq.

                       Effective November 7, 2004
--------------------------------------------------------------------------------
Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. Sec. 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------
New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. Sec. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. Sec. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------
North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. Sec. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. Sec. 1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. Sec. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

E-8

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. Sec.  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. Sec. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. Sec. 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann. Sec. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
Indiana                Indiana Home Loan Practices Act    Home Loan
                       Ind. Code Ann. Sec. 24-9-1-1 et seq.

                       Effective for loans originated
                       on or after January 1, 2005
--------------------------------------------------------------------------------
New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. Sec. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------

                                      E-9

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
  State/Jurisdiction           Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. Sec. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. Sec. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. Sec. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                      E-10

                                  SCHEDULE A

                REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

      SCHEDULE A  REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES
                                 Certificates

------------------------  -------------------  -----------------
           Class                  S&P             Moody's

           I-A-1                  AAA               Aaa
           I-A-2                  AAA               Aaa
           I-A-3                  AAA               Aaa
           I-A-4                  AAA               Aaa
          II-A-1                  AAA               Aaa
          II-A-2                  AAA               Aaa
          II-A-3                  AAA               Aaa
          II-A-4                  AAA               Aa1
          II-X-1                  AAA               Aaa
          II-A-5                  AAA               Aaa
          II-A-6                  AAA               Aa1
          II-X-2                  AAA               Aaa
           I-M-1                  AA                Aa2
           I-M-2                  A                 A2
          II-M-1                  AA+               Aa1
           I-B-1                  BBB               Baa1
           I-B-2                  BBB-              Baa2
          II-B-1                  AA+               Aa2
          II-B-2                  AA                A2
          II-B-3                  A                 Baa2
          II-B-4                  BB                NA
          II-B-5                  B                 NA

The Class R, Class XP, Class B-IO and Class II-B-6 Certificates have not been rated.

None of the above ratings has been lowered since the respective  dates of such letters.

                                      A-1

                                  SCHEDULE B

                            MORTGAGE LOAN SCHEDULE

                           (Provided upon request)

                                      A-2

                                                                     EXHIBIT K

                  FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  that JPMorgan  Chase Bank,  N.A., a New York banking  corporation,  having a place of  business  at 4 New York Plaza,
      6th Floor,  New York,  N.Y.  10004,  as Trustee  (and in no  personal or
      other   representative   capacity)   under  the  Pooling  and  Servicing
      Agreement,  dated as of November 1, 2004, by and among  Structured Asset
      Mortgage  Investments II Inc., the Trustee,  Wells Fargo Bank,  National
      Association  and  EMC  Mortgage   Corporation  (as  amended,   restated,
      supplemented or otherwise  modified from time to time, the  "Agreement";
      capitalized  terms not defined herein have the  definitions  assigned to such terms in the  Agreement),  relating to the Bear Stearns ALT-A Trust
      2004-12,  Mortgage  Pass-Through  Certificates,  Series 2004-12,  hereby appoints  _______________,  in its  capacity  as a  Servicer  under  the
      Agreement,  as the Trustee's true and lawful  Special  Attorney-in-Fact, in the Trustee's  name,  place and stead and for the Trustee's  benefit, but only in its capacity as Trustee  aforesaid,  to perform all acts and execute all documents as may be customary,  necessary and appropriate to effectuate  the  following  enumerated  transactions  in  respect of any mortgage,  deed of trust, promissory note or real estate owned from time to time owned  (beneficially  or in title,  whether the Trustee is named
      therein  as  mortgagee  or  beneficiary  or  has  become   mortgagee  or
      beneficiary by virtue of  endorsement,  assignment or other  conveyance)
      or held by or registered to the Trustee (directly or through  custodians or  nominees),  or in  respect  of  which  the  Trustee  has a  security interest or other lien, all as provided  under the applicable  Agreement and only to the extent the  respective  Trustee has an interest  therein under the  Agreement,  and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following  enumerated  transactions  under the Agreement only:

1.    The  modification  or  re-recording  of any  Mortgage  Document  for the purpose of  correcting  it to conform to the  original  intent of the  parties thereto or to correct  title  errors  discovered  after  title  insurance  was issued and where such  modification or re-recording  does not adversely affect the lien under the Mortgage Document as insured.

2.    The  subordination of the lien under a Mortgage  Document to an easement in favor of a public  utility  company  or a state or  federal  agency or unit with powers of eminent domain including,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  and the execution of requests to trustees to accomplish same.

3.    The conveyance of the properties  subject to a Mortgage  Document to the applicable  mortgage  insurer,  or the closing of the title to the property to be acquired as real estate so owned,  or conveyance of title to real estate so owned.

4.    The  completion  of  loan  assumption  and  modification  agreements  in respect of Mortgage Documents.

5.    The full or partial  satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby,  including, without limitation, cancellation of the related note.

6.    The  assignment  of  any  Mortgage  Document,  in  connection  with  the repurchase of the mortgage loan secured and evidenced thereby.

7.    The full  assignment  of a Mortgage  Document upon payment and discharge of all sums  secured  thereby in  conjunction  with the  refinancing  thereof, including, without limitation, the assignment of the related note.

8.    With respect to a Mortgage  Document,  the foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion of judicial or  non-judicial
foreclosure   or   termination,   cancellation   or  rescission  of  any  such
foreclosure, including, without limitation, any and all of the following acts:

     a.   the  substitution  of  trustee(s)  serving  under a deed of trust,  in accordance with state law and the deed of trust;

     b.   the   preparation   and   issuance   of   statements   of   breach  or
          non-performance;

     c.   the  preparation  and filing of notices of default  and/or  notices of sale;

     d.   the  cancellation/rescission  of notices of default  and/or notices of sale;

     e.   the taking of a deed in lieu of foreclosure; and

     f.   the  preparation and execution of such other documents and performance of such  other  actions  as may be  necessary  under  the terms of the
          Mortgage  Document  or  state  law  to  expeditiously   complete  said
          transactions in paragraphs 8(a) through 8(e), above.

9.    Demand,  sue for, recover,  collection and receive each and every sum of money,  debt,  account and interest  (which now is, or hereafter  shall become due and  payable)  belonging  to or claimed by the Trustee  under the Mortgage
Documents,  and to use or take any lawful means for recovery  thereof by legal process or otherwise.

10.   Endorse on behalf of the Trustee all checks,  drafts  and/or  negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee  gives the Special  Attorney-in-Fact  full power and  authority to execute  such  instruments  and to do and  perform all and every act and thing necessary and proper to carry into effect the power or powers  granted by this
Limited Power of Attorney,  subject to the terms and  conditions  set forth in the Agreement  including  the standard of care  applicable to servicers in the
Agreement,   and  hereby   does   ratify  and   confirm   what  such   Special
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

                                       2

IN WITNESS  WHEREOF,  the Trustee has caused its corporate name and seal to be hereto signed and affixed and these  presents to be  acknowledged  by its duly elected and authorized officer this ___ day of ___ , 2004.

                                          JPMorgan Chase Bank, N.A., as Trustee

                                          By:__________________________________
                                          Name:
                                          Title:

WITNESS:                                  WITNESS:

_______________________________           _____________________________________
Name:                                     Name:
Title:                                    Title:

STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

      On ______________,  2004, before me, the undersigned, a Notary Public in and for said state, personally appeared  __________________,  personally known to me to be the person whose name is subscribed to the within  instrument  and to be a duly  authorized  and acting Senior Vice  President of JPMorgan  Chase
Bank,  N.A., and such person  acknowledged to me that such person executed the within  instrument  in such  person's  authorized  capacity  as a Senior  Vice
President  of JPMorgan  Chase Bank,  N.A.,  and that by such  signature on the within  instrument  the entity upon behalf of which such person acted executed the instrument.

      WITNESS my hand and official seal.

                                    ______________________________
                                    Notary Public

                                       3

                                                                     EXHIBIT L

                    FORM OF SUBSEQUENT TRANSFER INSTRUMENT

            Pursuant  to this  Subsequent  Transfer  Instrument,  dated  _____
(this  "Instrument"),  between Structured Asset Mortgage  Investments II Inc., as seller (the  "Seller"),  and JPMorgan  Chase Bank,  N.A., as trustee of the
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates,  Series 2004-12,
as  purchaser  (the  "Trustee"),  and  pursuant to the  Pooling and  Servicing
Agreement,   dated  as  of  December  1,  2004  (the  "Pooling  and  Servicing
Agreement"),  among the  Seller,  as the seller,  Wells  Fargo Bank,  National
Association,  as master  servicer and securities  administrator,  EMC Mortgage
Corporation and the Trustee,  as trustee,  the Seller and the Trustee agree to the sale by the Seller and the purchase by the Trustee in trust,  on behalf of the  Trust,  of the  Subsequent  Mortgage  Loans  listed  on the  Schedule  of
Mortgage  Loans  attached  to  this   Instrument  as  Exhibit  1  hereto  (the
"Subsequent Mortgage Loans").

            Capitalized  terms used but not  otherwise  defined  herein  shall have the meanings set forth in the Pooling and Servicing Agreement.

      Section 27.  Conveyance of Subsequent Mortgage Loans.

            (a)   The Seller does hereby sell, transfer,  assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse,  all of its right, title and interest in and to the Subsequent  Mortgage Loans, and including all amounts due or accruing on the Subsequent  Mortgage Loans on and after the related  Subsequent  Cut-off Date, and all items with respect to the
Subsequent  Mortgage  Loans to be  delivered  pursuant to Section  2.07 of the
Pooling and Servicing Agreement;  provided,  however, that the Seller reserves and  retains  all  right,  title and  interest  in and to  amounts  due on the
Subsequent  Mortgage Loans prior to the related  Subsequent  Cut-off Date. The
Seller,  contemporaneously with the delivery of this Agreement,  has delivered or caused to be  delivered  to the  Trustee  each  item  with  respect  to the
Subsequent  Mortgage  Loans  set  forth in  Section  2.01 of the  Pooling  and
Servicing  Agreement and the other items in the related  Mortgage  Files.  The transfer  to the  Trustee  by the  Seller  of the  Subsequent  Mortgage  Loans
identified on the Mortgage Loan Schedule  shall be absolute and is intended by the Seller,  the Mortgage Loan Seller,  the Master  Servicer,  the  Securities
Administrator,  the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent  Mortgage Loans by the Seller to the Trust
Fund.

            (b)   The Seller,  concurrently  with the  execution  and delivery hereof,  does hereby  transfer,  assign,  set over and otherwise convey to the
Trustee  without  recourse for the benefit of the  Certificateholders  all the right,  title and  interest  of the  Seller  in,  to and under the  Subsequent
Mortgage Loan  Purchase  Agreement,  dated as of ______,  between EMC Mortgage
Corporation,   as  seller,   and  the  Seller,  as  purchaser  (the  "Purchase
Agreement").

      Section 28.  Representations and Warranties; Conditions Precedent.

            (a)   The  Seller  hereby  confirms  that  each of the  conditions precedent and the  representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

            (b)   All  terms  and  conditions  of the  Pooling  and  Servicing
Agreement are hereby ratified and confirmed;  provided,  however,  that in the event of any conflict,  the provisions of this  Instrument  shall control over the conflicting provisions of the Pooling and Servicing Agreement.

      Section 29.  Recordation of Instrument.

            To the extent permitted by applicable law, this  Instrument,  or a
memorandum   thereof  if  permitted  under   applicable  law,  is  subject  to
recordation in all  appropriate  public  offices for real property  records in all of the counties or other  comparable  jurisdictions in which any or all of the  properties  subject  to the  Mortgages  are  situated,  and in any  other appropriate  public  recording  office or elsewhere,  such  recordation  to be effected  by  the  Master  Servicer  at  the  Certificateholders'  expense  on direction of the related  Certificateholders,  but only when accompanied by an
Opinion  of  Counsel  to the  effect  that  such  recordation  materially  and beneficially affects the interests of the  Certificateholders  or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

      Section 30.  Governing Law.

            This Instrument  shall be construed in accordance with the laws of the State of New York and the obligations,  rights and remedies of the parties hereunder  shall be determined in accordance  with such laws,  without  giving effect to principles of conflicts of law.

      Section 31.  Counterparts.

            This  Instrument may be executed in one or more  counterparts  and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts,  together, shall constitute one and the same instrument.

      Section 32.  Successors and Assigns.

            This Instrument  shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.

            IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement on the date first above written.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC., as Seller

                                    By:________________________________________
                                         Name:
                                         Title:

                                    JPMORGAN CHASE BANK, N.A., as Trustee

                                    By:________________________________________
                                         Name:
                                         Title:

                                                                     EXHIBIT M

                  FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  that JPMorgan  Chase Bank,  N.A., a New York banking  corporation,  having a place of  business  at 4 New York Plaza,
      6th Floor,  New York,  N.Y.  10004,  as Trustee  (and in no  personal or
      other   representative   capacity)   under  the  Pooling  and  Servicing
      Agreement,  dated as of November 1, 2004, by and among  Structured Asset
      Mortgage  Investments II Inc., the Trustee,  Wells Fargo Bank,  National
      Association  and  EMC  Mortgage   Corporation  (as  amended,   restated,
      supplemented or otherwise  modified from time to time, the  "Agreement";
      capitalized  terms not defined herein have the  definitions  assigned to such terms in the  Agreement),  relating to the Bear Stearns ALT-A Trust
      2004-12,  Mortgage  Pass-Through  Certificates,  Series 2004-12,  hereby appoints  _______________,  in its  capacity  as a  Servicer  under  the
      Agreement,  as the Trustee's true and lawful  Special  Attorney-in-Fact, in the Trustee's  name,  place and stead and for the Trustee's  benefit, but only in its capacity as Trustee  aforesaid,  to perform all acts and execute all documents as may be customary,  necessary and appropriate to effectuate  the  following  enumerated  transactions  in  respect of any mortgage,  deed of trust, promissory note or real estate owned from time to time owned  (beneficially  or in title,  whether the Trustee is named
      therein  as  mortgagee  or  beneficiary  or  has  become   mortgagee  or
      beneficiary by virtue of  endorsement,  assignment or other  conveyance)
      or held by or registered to the Trustee (directly or through  custodians or  nominees),  or in  respect  of  which  the  Trustee  has a  security interest or other lien, all as provided  under the applicable  Agreement and only to the extent the  respective  Trustee has an interest  therein under the  Agreement,  and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following  enumerated  transactions  under the Agreement only:

1.    The  modification  or  re-recording  of any  Mortgage  Document  for the purpose of  correcting  it to conform to the  original  intent of the  parties thereto or to correct  title  errors  discovered  after  title  insurance  was issued and where such  modification or re-recording  does not adversely affect the lien under the Mortgage Document as insured.

2.    The  subordination of the lien under a Mortgage  Document to an easement in favor of a public  utility  company  or a state or  federal  agency or unit with powers of eminent domain including,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  and the execution of requests to trustees to accomplish same.

3.    The conveyance of the properties  subject to a Mortgage  Document to the applicable  mortgage  insurer,  or the closing of the title to the property to be acquired as real estate so owned,  or conveyance of title to real estate so owned.

4.    The  completion  of  loan  assumption  and  modification  agreements  in respect of Mortgage Documents.

5.    The full or partial  satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby,  including, without limitation, cancellation of the related note.

6.    The  assignment  of  any  Mortgage  Document,  in  connection  with  the repurchase of the mortgage loan secured and evidenced thereby.

7.    The full  assignment  of a Mortgage  Document upon payment and discharge of all sums  secured  thereby in  conjunction  with the  refinancing  thereof, including, without limitation, the assignment of the related note.

8.    With respect to a Mortgage  Document,  the foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion of judicial or  non-judicial
foreclosure   or   termination,   cancellation   or  rescission  of  any  such
foreclosure, including, without limitation, any and all of the following acts:

a.    the  substitution  of  trustee(s)  serving  under  a deed of  trust,  in accordance with state law and the deed of trust;

      b.    the   preparation   and  issuance  of   statements  of  breach  or
non-performance;

      c.    the  preparation  and filing of notices of default  and/or notices of sale;

      d.    the  cancellation/rescission  of notices of default and/or notices of sale;

      e.    the taking of a deed in lieu of foreclosure; and

      f.    the   preparation  and  execution  of  such  other  documents  and performance  of such other  actions as may be necessary  under the terms  of the  Mortgage  Document  or state  law to  expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9.    Demand,  sue for, recover,  collection and receive each and every sum of money,  debt,  account and interest  (which now is, or hereafter  shall become due and  payable)  belonging  to or claimed by the Trustee  under the Mortgage
Documents,  and to use or take any lawful means for recovery  thereof by legal process or otherwise.

10.   Endorse on behalf of the Trustee all checks,  drafts  and/or  negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee  gives the Special  Attorney-in-Fact  full power and  authority to execute  such  instruments  and to do and  perform all and every act and thing necessary and proper to carry into effect the power or powers  granted by this
Limited Power of Attorney,  subject to the terms and  conditions  set forth in the Agreement  including  the standard of care  applicable to servicers in the
Agreement,   and  hereby   does   ratify  and   confirm   what  such   Special
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

                                       2

IN WITNESS  WHEREOF,  the Trustee has caused its corporate name and seal to be hereto signed and affixed and these  presents to be  acknowledged  by its duly elected and authorized officer this ___ day of ___ , 2004.

                                          JPMorgan   Chase  Bank,   N.A.,   as
                                          Trustee

                                          By:__________________________________
                                          Name:
                                          Title:

WITNESS:                                  WITNESS:

_______________________________           _____________________________________
Name:                                     Name:
Title:                                    Title:

STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

      On ______________,  2004, before me, the undersigned, a Notary Public in and for said state, personally appeared  __________________,  personally known to me to be the person whose name is subscribed to the within  instrument  and to be a duly  authorized  and acting Senior Vice  President of JPMorgan  Chase
Bank,  N.A., and such person  acknowledged to me that such person executed the within  instrument  in such  person's  authorized  capacity  as a Senior  Vice
President  of JPMorgan  Chase Bank,  N.A.,  and that by such  signature on the within  instrument  the entity upon behalf of which such person acted executed the instrument.

      WITNESS my hand and official seal.

                                    ______________________________
                                    Notary Public

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